                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-05083

 NAME OF REGISTRANT:                     VAN ECK WORLDWIDE INSURANCE TRUST

 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 335 Madison Avenue 19th Floor
                                         New York, NY 10017

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Bruce J. Smith
                                         335 Madison Avenue 19th Floor
                                         New York, NY 10017

 REGISTRANT'S TELEPHONE NUMBER:          1-800-826-2333

 DATE OF FISCAL YEAR END:                12/31

 DATE OF REPORTING PERIOD:               07/01/2008 - 06/30/2009

Form N-PX is to be used by a registered  management  investment  company,  other than a small business  investment company registered on Form N-5 (ss.ss.  239.24 and 274.5 of this chapter), to file reports with the Commission,  not later than
August 31 of each year,  containing the registrant's proxy voting record for the most recent  twelve-month  period  ended June 30,  pursuant to section 30 of the
Investment  Company Act of 1940 and rule 30b1-4 there under (17 CFR 270.30b1-4).
The Commission may use the information  provided on Form N-PX in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-PX, and the Commission will make this  information  public. A registrant is not required to respond to the  collection of  information  contained in Form N-PX unless the
Form displays a currently  valid Office of Management and Budget ("OMB") control number.  Please  direct  comments  concerning  the  accuracy of the  information collection  burden  estimate and any  suggestions for reducing the burden to the
Secretary,  Securities and Exchange Commission, 100 F Street, NE, Washington, DC
20549.  The OMB has reviewed this collection of information  under the clearance requirements of 44 U.S.C. ss. 3507.


VAN ECK WW ABSOLUTE RETURN FUND
--------------------------------------------------------------------------------------------------------------------------
 AECOM TECHNOLOGY CORPORATION                                                                Agenda Number:  932992919
--------------------------------------------------------------------------------------------------------------------------
    Security:  00766T100                                                             Meeting Type:  Annual
      Ticker:  ACM                                                                   Meeting Date:  05-Mar-2009
        ISIN:  US00766T1007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JAMES H. FORDYCE                                          Mgmt          For                            For
       LINDA GRIEGO                                              Mgmt          For                            For
       RICHARD G. NEWMAN                                         Mgmt          For                            For
       WILLIAM G. OUCHI                                          Mgmt          For                            For

2      TO RATIFY AND APPROVE THE APPOINTMENT OF THE              Mgmt          For                            For
       FIRM OF ERNST & YOUNG LLP AS AECOM'S AUDITORS
       FOR FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 AFLAC INCORPORATED                                                                          Agenda Number:  933013841
--------------------------------------------------------------------------------------------------------------------------
    Security:  001055102                                                             Meeting Type:  Annual
      Ticker:  AFL                                                                   Meeting Date:  04-May-2009
        ISIN:  US0010551028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: DANIEL P. AMOS                      Mgmt          For                            For

1B     ELECTION OF DIRECTOR: JOHN SHELBY AMOS II                 Mgmt          For                            For

1C     ELECTION OF DIRECTOR: PAUL S. AMOS II                     Mgmt          For                            For

1D     ELECTION OF DIRECTOR: YOSHIRO AOKI                        Mgmt          For                            For

1E     ELECTION OF DIRECTOR: MICHAEL H. ARMACOST                 Mgmt          For                            For

1F     ELECTION OF DIRECTOR: KRISS CLONINGER III                 Mgmt          For                            For

1G     ELECTION OF DIRECTOR: JOE FRANK HARRIS                    Mgmt          For                            For

1H     ELECTION OF DIRECTOR: ELIZABETH J. HUDSON                 Mgmt          For                            For

1I     ELECTION OF DIRECTOR: KENNETH S. JANKE SR.                Mgmt          For                            For

1J     ELECTION OF DIRECTOR: DOUGLAS W. JOHNSON                  Mgmt          For                            For

1K     ELECTION OF DIRECTOR: ROBERT B. JOHNSON                   Mgmt          For                            For

1L     ELECTION OF DIRECTOR: CHARLES B. KNAPP                    Mgmt          For                            For

1M     ELECTION OF DIRECTOR: E. STEPHEN PURDOM                   Mgmt          For                            For

1N     ELECTION OF DIRECTOR: BARBARA K. RIMER, DR.               Mgmt          For                            For
       PH

1O     ELECTION OF DIRECTOR: MARVIN R. SCHUSTER                  Mgmt          For                            For

1P     ELECTION OF DIRECTOR: DAVID GARY THOMPSON                 Mgmt          For                            For

1Q     ELECTION OF DIRECTOR: ROBERT L. WRIGHT                    Mgmt          For                            For

02     TO CONSIDER AND APPROVE THE FOLLOWING ADVISORY            Mgmt          For                            For
       (NON-BINDING) PROPOSAL: "RESOLVED, THAT THE
       SHAREHOLDERS APPROVE THE OVERALL EXECUTIVE
       PAY-FOR-PERFORMANCE COMPENSATION POLICIES AND
       PROCEDURES EMPLOYED BY THE COMPANY, AS DESCRIBED
       IN THE COMPENSATION DISCUSSION AND ANALYSIS
       AND THE TABULAR DISCLOSURE REGARDING NAMED
       EXECUTIVE OFFICER COMPENSATION IN THIS PROXY
       STATEMENT."

03     RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
       FOR THE YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 AGCO CORPORATION                                                                            Agenda Number:  933026406
--------------------------------------------------------------------------------------------------------------------------
    Security:  001084102                                                             Meeting Type:  Annual
      Ticker:  AG                                                                    Meeting Date:  23-Apr-2009
        ISIN:  US0010841023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P. GEORGE BENSON                                          Mgmt          For                            For
       GERALD L. SHAHEEN                                         Mgmt          Withheld                       Against
       HENDRIKUS VISSER                                          Mgmt          For                            For

02     RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT     Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 AMDOCS LIMITED                                                                              Agenda Number:  932983631
--------------------------------------------------------------------------------------------------------------------------
    Security:  G02602103                                                             Meeting Type:  Annual
      Ticker:  DOX                                                                   Meeting Date:  22-Jan-2009
        ISIN:  GB0022569080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BRUCE K. ANDERSON                                         Mgmt          For                            For
       ADRIAN GARDNER                                            Mgmt          For                            For
       CHARLES E. FOSTER                                         Mgmt          For                            For
       JAMES S. KAHAN                                            Mgmt          For                            For
       ZOHAR ZISAPEL                                             Mgmt          For                            For
       DOV BAHARAV                                               Mgmt          For                            For
       JULIAN A. BRODSKY                                         Mgmt          For                            For
       ELI GELMAN                                                Mgmt          For                            For
       NEHEMIA LEMELBAUM                                         Mgmt          For                            For
       JOHN T. MCLENNAN                                          Mgmt          For                            For
       ROBERT A. MINICUCCI                                       Mgmt          For                            For
       SIMON OLSWANG                                             Mgmt          For                            For

02     APPROVAL OF SPECIAL RESOLUTION AMENDING AND               Mgmt          For                            For
       RESTATING THE MEMORANDUM OF INCORPORATION AND
       ARTICLES OF INCORPORATION AS DESCRIBED IN THE
       ACCOMPANYING PROXY STATEMENT.

03     APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS             Mgmt          For                            For
       FOR FISCAL YEAR 2008.

04     RATIFICATION AND APPROVAL OF ERNST & YOUNG LLP            Mgmt          For                            For
       AND AUTHORIZATION OF AUDIT COMMITTEE OF BOARD
       TO FIX REMUNERATION.
--------------------------------------------------------------------------------------------------------------------------
 AMERICAN FINANCIAL GROUP, INC.                                                              Agenda Number:  933026204
--------------------------------------------------------------------------------------------------------------------------
    Security:  025932104                                                             Meeting Type:  Annual
      Ticker:  AFG                                                                   Meeting Date:  14-May-2009
        ISIN:  US0259321042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CARL H. LINDNER                                           Mgmt          For                            For
       CARL H. LINDNER III                                       Mgmt          For                            For
       S. CRAIG LINDNER                                          Mgmt          For                            For
       KENNETH C. AMBRECHT                                       Mgmt          For                            For
       THEODORE H. EMMERICH                                      Mgmt          For                            For
       JAMES E. EVANS                                            Mgmt          For                            For
       TERRY S. JACOBS                                           Mgmt          For                            For
       GREGORY G. JOSEPH                                         Mgmt          For                            For
       WILLIAM W. VERITY                                         Mgmt          For                            For
       JOHN I. VON LEHMAN                                        Mgmt          For                            For

02     PROPOSAL TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT      Mgmt          For                            For
       OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
       PUBLIC ACCOUNTANTS FOR 2009.

03     PROPOSAL TO APPROVE THE ANNUAL CO-CEO EQUITY              Mgmt          Against                        Against
       BONUS PLAN.

--------------------------------------------------------------------------------------------------------------------------
 AMERISOURCEBERGEN CORPORATION                                                               Agenda Number:  932989239
--------------------------------------------------------------------------------------------------------------------------
    Security:  03073E105                                                             Meeting Type:  Annual
      Ticker:  ABC                                                                   Meeting Date:  19-Feb-2009
        ISIN:  US03073E1055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: RICHARD C. GOZON                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: MICHAEL J. LONG                     Mgmt          For                            For

1C     ELECTION OF DIRECTOR: J. LAWRENCE WILSON                  Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS AMERISOURCEBERGEN'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

3      APPROVAL OF AMENDMENTS TO THE AMERISOURCEBERGEN           Mgmt          For                            For
       CORPORATION 2002 MANAGEMENT STOCK INCENTIVE
       PLAN AND APPROVAL OF THE PLAN, AS AMENDED.

4      STOCKHOLDER PROPOSAL TO REDEEM COMPANY'S POISON           Shr           For                            Against
       PILL.

--------------------------------------------------------------------------------------------------------------------------
 APPLIED BIOSYSTEMS INC.                                                                     Agenda Number:  932956189
--------------------------------------------------------------------------------------------------------------------------
    Security:  038149100                                                             Meeting Type:  Special
      Ticker:  ABI                                                                   Meeting Date:  28-Oct-2008
        ISIN:  US0381491002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVE AND ADOPT THE AGREEMENT AND PLAN OF               Mgmt          For                            For
       MERGER, AS AMENDED, BY AND AMONG INVITROGEN
       CORPORATION, ATOM ACQUISITION, LLC, AND APPLIED
       BIOSYSTEMS INC., AS SUCH AGREEMENT MAY BE AMENDED
       FROM TIME TO TIME, AND TO APPROVE THE MERGER
       OF ATOM ACQUISITION CORPORATION WITH AND INTO
       APPLIED BIOSYSTEMS INC., ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT.

02     TO ADJOURN THE APPLIED BIOSYSTEMS SPECIAL MEETING         Mgmt          For                            For
       OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL
       PROXIES IF THERE ARE NOT SUFFICIENT VOTES FOR
       THE FOREGOING PROPOSAL.

--------------------------------------------------------------------------------------------------------------------------
 ARMSTRONG WORLD INDUSTRIES, INC.                                                            Agenda Number:  933075322
--------------------------------------------------------------------------------------------------------------------------
    Security:  04247X102                                                             Meeting Type:  Annual
      Ticker:  AWI                                                                   Meeting Date:  22-Jun-2009
        ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       STAN A. ASKREN                                            Mgmt          For                            For
       JON A. BOSCIA                                             Mgmt          For                            For
       JAMES J. GAFFNEY                                          Mgmt          Withheld                       Against
       ROBERT C. GARLAND                                         Mgmt          For                            For
       JUDITH R. HABERKORN                                       Mgmt          Withheld                       Against
       MICHAEL D. LOCKHART                                       Mgmt          For                            For
       JAMES J. O'CONNOR                                         Mgmt          For                            For
       RUSSELL F. PEPPET                                         Mgmt          Withheld                       Against
       ARTHUR J. PERGAMENT                                       Mgmt          For                            For
       JOHN J. ROBERTS                                           Mgmt          For                            For
       A. M. SANDERS, JR.                                        Mgmt          Withheld                       Against

02     RATIFICATION OF THE APPOINTMENT OF KPMG LLP               Mgmt          For                            For
       AS THE COMPANY'S INDEPENDENT AUDITOR FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 ATMEL CORPORATION                                                                           Agenda Number:  933081161
--------------------------------------------------------------------------------------------------------------------------
    Security:  049513104                                                             Meeting Type:  Annual
      Ticker:  ATML                                                                  Meeting Date:  20-May-2009
        ISIN:  US0495131049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTORS: STEVEN LAUB                        Mgmt          For                            For

1B     ELECTION OF DIRECTORS: TSUNG-CHING WU                     Mgmt          For                            For

1C     ELECTION OF DIRECTORS: DAVID SUGISHITA                    Mgmt          For                            For

1D     ELECTION OF DIRECTORS: PAPKEN DER TOROSSIAN               Mgmt          For                            For

1E     ELECTION OF DIRECTORS: JACK L. SALTICH                    Mgmt          For                            For

1F     ELECTION OF DIRECTORS: CHARLES CARINALLI                  Mgmt          For                            For

1G     ELECTION OF DIRECTORS: DR. EDWARD ROSS                    Mgmt          For                            For

02     PROPOSAL TO APPROVE AN AMENDMENT TO THE 2005              Mgmt          For                            For
       STOCK PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION
       EXCHANGE PROGRAM FOR EMPLOYEES OTHER THAN ATMEL
       CORPORATION'S NAMED EXECUTIVE OFFICERS.

03     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF ATMEL CORPORATION FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 BANCORPSOUTH, INC.                                                                          Agenda Number:  933021355
--------------------------------------------------------------------------------------------------------------------------
    Security:  059692103                                                             Meeting Type:  Annual
      Ticker:  BXS                                                                   Meeting Date:  22-Apr-2009
        ISIN:  US0596921033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HASSELL H. FRANKLIN                                       Mgmt          For                            For
       ROBERT C. NOLAN                                           Mgmt          For                            For
       W. CAL PARTEE, JR.                                        Mgmt          For                            For
       JAMES E. CAMPBELL, III                                    Mgmt          For                            For

02     TO APPROVE THE PROPOSED AMENDMENT TO THE BANCORPSOUTH,    Mgmt          Against                        Against
       INC. RESTATED ARTICLES OF INCORPORATION.

--------------------------------------------------------------------------------------------------------------------------
 BANK OF HAWAII CORPORATION                                                                  Agenda Number:  933006644
--------------------------------------------------------------------------------------------------------------------------
    Security:  062540109                                                             Meeting Type:  Annual
      Ticker:  BOH                                                                   Meeting Date:  24-Apr-2009
        ISIN:  US0625401098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       S. HAUNANI APOLIONA                                       Mgmt          For                            For
       MARY G. F. BITTERMAN                                      Mgmt          Withheld                       Against
       MARK A. BURAK                                             Mgmt          For                            For
       MICHAEL J. CHUN                                           Mgmt          For                            For
       CLINTON R. CHURCHILL                                      Mgmt          For                            For
       DAVID A. HEENAN                                           Mgmt          Withheld                       Against
       PETER S. HO                                               Mgmt          For                            For
       ROBERT HURET                                              Mgmt          For                            For
       ALLAN R. LANDON                                           Mgmt          For                            For
       KENT T. LUCIEN                                            Mgmt          For                            For
       MARTIN A. STEIN                                           Mgmt          For                            For
       DONALD M. TAKAKI                                          Mgmt          For                            For
       BARBARA J. TANABE                                         Mgmt          Withheld                       Against
       ROBERT W. WO, JR.                                         Mgmt          Withheld                       Against

2      RATIFICATION OF SELECTION OF AN INDEPENDENT               Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM (ERNST &
       YOUNG)

3      APPROVAL OF THE MATERIAL TERMS OF AMENDED PERFORMANCE     Mgmt          For                            For
       MEASURES UNDER THE COMPANY'S 2004 STOCK AND
       INCENTIVE COMPENSATION PLAN

--------------------------------------------------------------------------------------------------------------------------
 BANK OF NEW YORK MELLON CORP.                                                               Agenda Number:  933014805
--------------------------------------------------------------------------------------------------------------------------
    Security:  064058100                                                             Meeting Type:  Annual
      Ticker:  BK                                                                    Meeting Date:  14-Apr-2009
        ISIN:  US0640581007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RUTH E. BRUCH                                             Mgmt          For                            For
       NICHOLAS M. DONOFRIO                                      Mgmt          For                            For
       GERALD L. HASSELL                                         Mgmt          For                            For
       EDMUND F. KELLY                                           Mgmt          For                            For
       ROBERT P. KELLY                                           Mgmt          For                            For
       RICHARD J. KOGAN                                          Mgmt          For                            For
       MICHAEL J. KOWALSKI                                       Mgmt          For                            For
       JOHN A. LUKE, JR.                                         Mgmt          For                            For
       ROBERT MEHRABIAN                                          Mgmt          For                            For
       MARK A. NORDENBERG                                        Mgmt          For                            For
       CATHERINE A. REIN                                         Mgmt          For                            For
       WILLIAM C. RICHARDSON                                     Mgmt          For                            For
       SAMUEL C. SCOTT III                                       Mgmt          For                            For
       JOHN P. SURMA                                             Mgmt          For                            For
       WESLEY W. VON SCHACK                                      Mgmt          For                            For

02     PROPOSAL TO APPROVE THE ADVISORY (NON-BINDING)            Mgmt          For                            For
       RESOLUTION RELATING TO 2008 EXECUTIVE COMPENSATION.

03     RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANT.

04     STOCKHOLDER PROPOSAL WITH RESPECT TO CUMULATIVE           Shr           For                            Against
       VOTING.

05     STOCKHOLDER PROPOSAL REQUESTING A 75% RETENTION           Shr           For                            Against
       POLICY FOR SHARES ACQUIRED THROUGH COMPENSATION
       PLANS.

--------------------------------------------------------------------------------------------------------------------------
 BARE ESCENTUALS, INC.                                                                       Agenda Number:  933044012
--------------------------------------------------------------------------------------------------------------------------
    Security:  067511105                                                             Meeting Type:  Annual
      Ticker:  BARE                                                                  Meeting Date:  06-May-2009
        ISIN:  US0675111050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LESLIE A. BLODGETT                                        Mgmt          For                            For
       KAREN M. ROSE                                             Mgmt          For                            For
       JOHN S. HAMLIN                                            Mgmt          For                            For

02     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       JANUARY 3, 2010.
--------------------------------------------------------------------------------------------------------------------------
 BARNES & NOBLE, INC.                                                                        Agenda Number:  933064242
--------------------------------------------------------------------------------------------------------------------------
    Security:  067774109                                                             Meeting Type:  Annual
      Ticker:  BKS                                                                   Meeting Date:  02-Jun-2009
        ISIN:  US0677741094
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM DILLARD, II                                       Mgmt          For                            For
       PATRICIA L. HIGGINS                                       Mgmt          For                            For
       IRENE R. MILLER                                           Mgmt          For                            For

02     APPROVAL OF THE BARNES & NOBLE, INC. 2009 INCENTIVE       Mgmt          For                            For
       PLAN

03     APPROVAL OF THE BARNES & NOBLE, INC. 2009 EXECUTIVE       Mgmt          For                            For
       PERFORMANCE PLAN

04     RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN,           Mgmt          For                            For
       LLP, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY
       30, 2010

--------------------------------------------------------------------------------------------------------------------------
 BEST BUY CO., INC.                                                                          Agenda Number:  933085208
--------------------------------------------------------------------------------------------------------------------------
    Security:  086516101                                                             Meeting Type:  Annual
      Ticker:  BBY                                                                   Meeting Date:  24-Jun-2009
        ISIN:  US0865161014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD JAMES*                                             Mgmt          For                            For
       ELLIOT S. KAPLAN*                                         Mgmt          For                            For
       SANJAY KHOSLA*                                            Mgmt          For                            For
       GEORGE L. MIKAN III*                                      Mgmt          For                            For
       MATTHEW H. PAULL*                                         Mgmt          For                            For
       RICHARD M. SCHULZE*                                       Mgmt          For                            For
       HATIM A. TYABJI*                                          Mgmt          For                            For
       GERARD R. VITTECOQ**                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       THAT BEGAN ON MARCH 1, 2009.

03     APPROVAL OF AMENDMENTS TO OUR 2004 OMNIBUS STOCK          Mgmt          For                            For
       AND INCENTIVE PLAN, AS AMENDED.

04     APPROVAL OF AMENDMENT TO ARTICLE IX OF OUR AMENDED        Mgmt          For                            For
       AND RESTATED ARTICLES OF INCORPORATION TO CHANGE
       APPROVAL REQUIRED.

05     APPROVAL OF AN AMENDMENT TO ARTICLE IX OF OUR             Mgmt          For                            For
       ARTICLES TO DECREASE THE SHAREHOLDER APPROVAL
       REQUIRED TO AMEND ARTICLE IX.

06     APPROVAL OF AMENDMENT TO ARTICLE IX OF OUR ARTICLES       Mgmt          For                            For
       TO DECREASE SHAREHOLDER APPROVAL REQUIRED TO
       REMOVE DIRECTORS WITHOUT CAUSE.

07     APPROVAL OF AMENDMENT TO ARTICLE IX TO DECREASE           Mgmt          For                            For
       SHAREHOLDER APPROVAL REQUIRED TO AMEND CLASSIFIED
       BOARD PROVISIONS.

08     APPROVAL OF AN AMENDMENT TO ARTICLE X TO DECREASE         Mgmt          For                            For
       SHAREHOLDER APPROVAL REQUIRED FOR CERTAIN REPURCHASES
       OF STOCK.

09     APPROVAL OF AN AMENDMENT TO ARTICLE X OF OUR              Mgmt          For                            For
       ARTICLES TO DECREASE THE SHAREHOLDER APPROVAL
       REQUIRED TO AMEND ARTICLE X.

--------------------------------------------------------------------------------------------------------------------------
 BIG LOTS, INC.                                                                              Agenda Number:  933049543
--------------------------------------------------------------------------------------------------------------------------
    Security:  089302103                                                             Meeting Type:  Annual
      Ticker:  BIG                                                                   Meeting Date:  28-May-2009
        ISIN:  US0893021032
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JEFFREY P. BERGER                                         Mgmt          For                            For
       STEVEN S. FISHMAN                                         Mgmt          For                            For
       PETER J. HAYES                                            Mgmt          For                            For
       DAVID T. KOLLAT                                           Mgmt          For                            For
       BRENDA J. LAUDERBACK                                      Mgmt          For                            For
       PHILIP E. MALLOTT                                         Mgmt          For                            For
       RUSSELL SOLT                                              Mgmt          For                            For
       JAMES R. TENER                                            Mgmt          For                            For
       DENNIS B. TISHKOFF                                        Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

03     SHAREHOLDER PROPOSAL REGARDING MAJORITY VOTING            Shr           For                            Against
       IN UNCONTESTED DIRECTOR ELECTIONS.

--------------------------------------------------------------------------------------------------------------------------
 BJ'S WHOLESALE CLUB, INC.                                                                   Agenda Number:  933057792
--------------------------------------------------------------------------------------------------------------------------
    Security:  05548J106                                                             Meeting Type:  Annual
      Ticker:  BJ                                                                    Meeting Date:  21-May-2009
        ISIN:  US05548J1060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: CHRISTINE M. COURNOYER              Mgmt          For                            For

1B     ELECTION OF DIRECTOR: EDMOND J. ENGLISH                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: HELEN FRAME PETERS                  Mgmt          For                            For

02     APPROVAL OF THE AMENDMENT TO THE 2008 AMENDED             Mgmt          For                            For
       AND RESTATED MANAGEMENT INCENTIVE PLAN.

03     APPROVAL OF THE AMENDMENT TO THE 2008 AMENDED             Mgmt          For                            For
       AND RESTATED GROWTH INCENTIVE PLAN.

04     APPROVAL OF THE AMENDMENT TO THE 2007 STOCK               Mgmt          For                            For
       INCENTIVE PLAN.

05     RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION           Mgmt          For                            For
       OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR THE FISCAL YEAR ENDING JANUARY 30, 2010.

--------------------------------------------------------------------------------------------------------------------------
 BLACKROCK, INC.                                                                             Agenda Number:  933064103
--------------------------------------------------------------------------------------------------------------------------
    Security:  09247X101                                                             Meeting Type:  Annual
      Ticker:  BLK                                                                   Meeting Date:  21-May-2009
        ISIN:  US09247X1019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM S. DEMCHAK                                        Mgmt          For                            For
       KENNETH B. DUNN                                           Mgmt          For                            For
       LAURENCE D. FINK                                          Mgmt          For                            For
       ROBERT S. KAPITO                                          Mgmt          For                            For
       BRIAN T. MOYNIHAN                                         Mgmt          For                            For
       THOMAS H. O'BRIEN                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS BLACKROCK'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 BOK FINANCIAL CORPORATION                                                                   Agenda Number:  933012659
--------------------------------------------------------------------------------------------------------------------------
    Security:  05561Q201                                                             Meeting Type:  Annual
      Ticker:  BOKF                                                                  Meeting Date:  28-Apr-2009
        ISIN:  US05561Q2012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       GREGORY S. ALLEN                                          Mgmt          For                            For
       C. FRED BALL, JR.                                         Mgmt          Withheld                       Against
       SHARON J. BELL                                            Mgmt          For                            For
       PETER C. BOYLAN III                                       Mgmt          For                            For
       CHESTER CADIEUX III                                       Mgmt          Withheld                       Against
       JOSEPH W. CRAFT III                                       Mgmt          Withheld                       Against
       WILLIAM E. DURRETT                                        Mgmt          For                            For
       JOHN W. GIBSON                                            Mgmt          For                            For
       DAVID F. GRIFFIN                                          Mgmt          For                            For
       V. BURNS HARGIS                                           Mgmt          For                            For
       E. CAREY JOULLIAN LV                                      Mgmt          Withheld                       Against
       GEORGE B. KAISER                                          Mgmt          Withheld                       Against
       ROBERT J. LAFORTUNE                                       Mgmt          For                            For
       STANLEY A. LYBARGER                                       Mgmt          Withheld                       Against
       STEVEN J. MALCOLM                                         Mgmt          For                            For
       E.C. RICHARDS                                             Mgmt          For                            For

2      OMNIBUS STOCK COMPENSATION PLAN                           Mgmt          Against                        Against

3      RATIFICATION OF ERNST & YOUNG LLP AS BOK FINANCIAL        Mgmt          For                            For
       CORPORATION'S INDEPENDENT AUDITORS FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2009.

04     IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED            Mgmt          Against                        Against
       TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
       COME BEFORE THE MEETING.

--------------------------------------------------------------------------------------------------------------------------
 BOSTON PROPERTIES, INC.                                                                     Agenda Number:  933038716
--------------------------------------------------------------------------------------------------------------------------
    Security:  101121101                                                             Meeting Type:  Annual
      Ticker:  BXP                                                                   Meeting Date:  19-May-2009
        ISIN:  US1011211018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       FREDERICK J ISEMAN                                        Mgmt          For                            For
       EDWARD H LINDE                                            Mgmt          Withheld                       Against
       DAVID A TWARDOCK                                          Mgmt          Withheld                       Against

2      TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT               Mgmt          For                            For
       OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

3      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING THE ANNUAL ELECTION OF DIRECTORS,
       IF PROPERLY PRESENTED AT THE MEETING.

4      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING MAJORITY VOTING, IF PROPERLY PRESENTED
       AT THE MEETING.

5      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING THE PREPARATION OF A SUSTAINABILITY
       REPORT, IF PROPERLY PRESENTED AT THE MEETING.

6      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING AN INDEPENDENT BOARD CHAIRMAN, IF
       PROPERLY PRESENTED AT THE MEETING.

--------------------------------------------------------------------------------------------------------------------------
 BUNGE LIMITED                                                                               Agenda Number:  933042892
--------------------------------------------------------------------------------------------------------------------------
    Security:  G16962105                                                             Meeting Type:  Annual
      Ticker:  BG                                                                    Meeting Date:  08-May-2009
        ISIN:  BMG169621056
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: OCTAVIO CARABALLO                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: FRANCIS COPPINGER                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: LARRY G. PILLARD                    Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ALBERTO WEISSER                     Mgmt          For                            For

02     TO APPOINT DELOITTE & TOUCHE LLP AS BUNGE LIMITED'S       Mgmt          For                            For
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2009 AND TO AUTHORIZE THE AUDIT
       COMMITTEE OF THE BOARD OF DIRECTORS TO DETERMINE
       THE INDEPENDENT AUDITORS' FEES.

03     TO APPROVE THE BUNGE LIMITED 2009 EQUITY INCENTIVE        Mgmt          For                            For
       PLAN.

--------------------------------------------------------------------------------------------------------------------------
 CABLEVISION SYSTEMS CORPORATION                                                             Agenda Number:  933046321
--------------------------------------------------------------------------------------------------------------------------
    Security:  12686C109                                                             Meeting Type:  Annual
      Ticker:  CVC                                                                   Meeting Date:  21-May-2009
        ISIN:  US12686C1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ZACHARY W. CARTER                                         Mgmt          For                            For
       CHARLES D. FERRIS                                         Mgmt          Withheld                       Against
       THOMAS V. REIFENHEISER                                    Mgmt          For                            For
       JOHN R. RYAN                                              Mgmt          For                            For
       VINCENT TESE                                              Mgmt          For                            For
       LEONARD TOW                                               Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF THE COMPANY FOR FISCAL YEAR 2009.

03     APPROVAL OF CABLEVISION SYSTEMS CORPORATION               Mgmt          Against                        Against
       AMENDED 2006 EMPLOYEE STOCK PLAN.

--------------------------------------------------------------------------------------------------------------------------
 CABOT OIL & GAS CORPORATION                                                                 Agenda Number:  933016188
--------------------------------------------------------------------------------------------------------------------------
    Security:  127097103                                                             Meeting Type:  Annual
      Ticker:  COG                                                                   Meeting Date:  28-Apr-2009
        ISIN:  US1270971039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

IA     ELECTION OF DIRECTOR: RHYS J. BEST                        Mgmt          For                            For

IB     ELECTION OF DIRECTOR: ROBERT KELLEY                       Mgmt          For                            For

IC     ELECTION OF DIRECTOR: P. DEXTER PEACOCK                   Mgmt          For                            For

II     TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE      Mgmt          For                            For
       OF INCORPORATION TO INCREASE THE AUTHORIZED
       COMMON STOCK OF THE COMPANY FROM 120,000,000
       SHARES TO 240,000,000 SHARES.

III    TO REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE        Mgmt          For                            For
       GOALS UNDER THE 2004 INCENTIVE PLAN.

IV     TO RATIFY THE APPOINTMENT OF THE FIRM PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE COMPANY FOR ITS 2009 FISCAL YEAR.

--------------------------------------------------------------------------------------------------------------------------
 CALPINE CORPORATION                                                                         Agenda Number:  933017344
--------------------------------------------------------------------------------------------------------------------------
    Security:  131347304                                                             Meeting Type:  Annual
      Ticker:  CPN                                                                   Meeting Date:  07-May-2009
        ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       FRANK CASSIDY                                             Mgmt          Withheld                       Against
       JACK A. FUSCO                                             Mgmt          For                            For
       ROBERT C. HINCKLEY                                        Mgmt          For                            For
       DAVID C. MERRITT                                          Mgmt          For                            For
       W. BENJAMIN MORELAND                                      Mgmt          For                            For
       ROBERT A. MOSBACHER, JR                                   Mgmt          For                            For
       DENISE M. O'LEARY                                         Mgmt          Withheld                       Against
       WILLIAM J. PATTERSON                                      Mgmt          For                            For
       J. STUART RYAN                                            Mgmt          Withheld                       Against

02     AMENDMENT TO THE AMENDED AND RESTATED BYLAWS.             Mgmt          For                            For

03     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS             Mgmt          For                            For
       THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,
       2009.

--------------------------------------------------------------------------------------------------------------------------
 CARDINAL HEALTH, INC.                                                                       Agenda Number:  933097619
--------------------------------------------------------------------------------------------------------------------------
    Security:  14149Y108                                                             Meeting Type:  Special
      Ticker:  CAH                                                                   Meeting Date:  23-Jun-2009
        ISIN:  US14149Y1082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSAL TO APPROVE A PROPOSED STOCK OPTION               Mgmt          For                            For
       EXCHANGE PROGRAM UNDER WHICH ELIGIBLE CARDINAL
       HEALTH EMPLOYEES WOULD BE ABLE TO EXCHANGE
       CERTAIN OPTIONS FOR A LESSER NUMBER OF NEW
       OPTIONS.

--------------------------------------------------------------------------------------------------------------------------
 CAREER EDUCATION CORPORATION                                                                Agenda Number:  933023258
--------------------------------------------------------------------------------------------------------------------------
    Security:  141665109                                                             Meeting Type:  Annual
      Ticker:  CECO                                                                  Meeting Date:  30-Apr-2009
        ISIN:  US1416651099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: DENNIS H. CHOOKASZIAN               Mgmt          For                            For

1B     ELECTION OF DIRECTOR: DAVID W. DEVONSHIRE                 Mgmt          For                            For

1C     ELECTION OF DIRECTOR: PATRICK W. GROSS                    Mgmt          For                            For

1D     ELECTION OF DIRECTOR: GREGORY L. JACKSON                  Mgmt          For                            For

1E     ELECTION OF DIRECTOR: THOMAS B. LALLY                     Mgmt          For                            For

1F     ELECTION OF DIRECTOR: STEVEN H. LESNIK                    Mgmt          For                            For

1G     ELECTION OF DIRECTOR: GARY E. MCCULLOUGH                  Mgmt          For                            For

1H     ELECTION OF DIRECTOR: EDWARD A. SNYDER                    Mgmt          For                            For

1I     ELECTION OF DIRECTOR: LESLIE T. THORNTON                  Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
       THE YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 CARMAX, INC.                                                                                Agenda Number:  933083735
--------------------------------------------------------------------------------------------------------------------------
    Security:  143130102                                                             Meeting Type:  Annual
      Ticker:  KMX                                                                   Meeting Date:  23-Jun-2009
        ISIN:  US1431301027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JEFFREY E. GARTEN                                         Mgmt          For                            For
       VIVIAN M. STEPHENSON                                      Mgmt          For                            For
       BETH A. STEWART                                           Mgmt          For                            For
       WILLIAM R. TIEFEL                                         Mgmt          For                            For

2      TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

3      TO APPROVE AN AMENDMENT TO THE CARMAX, INC.               Mgmt          For                            For
       AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN.

4      TO APPROVE AN AMENDMENT TO THE CARMAX, INC.               Mgmt          For                            For
       AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE
       PLAN.
--------------------------------------------------------------------------------------------------------------------------
 CLEARWIRE CORPORATION                                                                       Agenda Number:  933077770
--------------------------------------------------------------------------------------------------------------------------
    Security:  18538Q105                                                             Meeting Type:  Annual
      Ticker:  CLWR                                                                  Meeting Date:  17-Jun-2009
        ISIN:  US18538Q1058
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CRAIG O. MCCAW                                            Mgmt          Withheld                       Against
       JOSE A. COLLAZO                                           Mgmt          For                            For
       KEITH O. COWAN                                            Mgmt          Withheld                       Against
       PETER L.S. CURRIE                                         Mgmt          For                            For
       STEVEN L. ELFMAN                                          Mgmt          For                            For
       DENNIS S. HERSCH                                          Mgmt          For                            For
       DANIEL R. HESSE                                           Mgmt          Withheld                       Against
       FRANK IANNA                                               Mgmt          For                            For
       SEAN MALONEY                                              Mgmt          Withheld                       Against
       BRIAN P. MCANDREWS                                        Mgmt          For                            For
       THEODORE H. SCHELL                                        Mgmt          For                            For
       JOHN W. STANTON                                           Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE            Mgmt          For                            For
       & TOUCHE LLP AS CLEARWIRE CORPORATION'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL
       YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 COMPUTER SCIENCES CORPORATION                                                               Agenda Number:  932934412
--------------------------------------------------------------------------------------------------------------------------
    Security:  205363104                                                             Meeting Type:  Annual
      Ticker:  CSC                                                                   Meeting Date:  04-Aug-2008
        ISIN:  US2053631048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       IRVING W. BAILEY, II                                      Mgmt          For                            For
       DAVID J. BARRAM                                           Mgmt          Withheld                       Against
       STEPHEN L. BAUM                                           Mgmt          Withheld                       Against
       RODNEY F. CHASE                                           Mgmt          Withheld                       Against
       JUDITH R. HABERKORN                                       Mgmt          For                            For
       MICHAEL W. LAPHEN                                         Mgmt          For                            For
       F. WARREN MCFARLAN                                        Mgmt          For                            For
       CHONG SUP PARK                                            Mgmt          For                            For
       THOMAS H. PATRICK                                         Mgmt          Withheld                       Against

02     TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS         Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 CONVERGYS CORPORATION                                                                       Agenda Number:  933007848
--------------------------------------------------------------------------------------------------------------------------
    Security:  212485106                                                             Meeting Type:  Annual
      Ticker:  CVG                                                                   Meeting Date:  21-Apr-2009
        ISIN:  US2124851062
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JOHN F. BARRETT                                           Mgmt          Withheld                       Against
       WILLARD W. BRITTAIN, JR                                   Mgmt          Withheld                       Against
       DAVID F. DOUGHERTY                                        Mgmt          Withheld                       Against
       JOSEPH E. GIBBS                                           Mgmt          Withheld                       Against
       BARRY ROSENSTEIN                                          Mgmt          For                            For

2      TO RATIFY THE APPOINTMENT OF THE INDEPENDENT              Mgmt          For                            For
       ACCOUNTANTS.

3      TO APPROVE THE AMENDMENT TO THE COMPANY'S CODE            Mgmt          For                            For
       OF REGULATIONS TO ADOPT A MAJORITY VOTE FOR
       DIRECTORS PROVISION.

4      SHAREHOLDER PROPOSAL NO. 1 - DIRECTOR ELECTION            Shr           For                            Against
       MAJORITY VOTE STANDARD PROPOSAL

5      SHAREHOLDER PROPOSAL NO. 2 - REPEAL CLASSIFIED            Shr           For                            Against
       BOARD

--------------------------------------------------------------------------------------------------------------------------
 CORN PRODUCTS INTERNATIONAL, INC.                                                           Agenda Number:  933045165
--------------------------------------------------------------------------------------------------------------------------
    Security:  219023108                                                             Meeting Type:  Annual
      Ticker:  CPO                                                                   Meeting Date:  20-May-2009
        ISIN:  US2190231082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LUIS ARANGUREN-TRELLEZ                                    Mgmt          For                            For
       PAUL HANRAHAN                                             Mgmt          For                            For
       WILLIAM S. NORMAN                                         Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       OF THE COMPANY AND ITS SUBSIDIARIES, IN RESPECT
       OF THE COMPANY'S OPERATIONS IN 2009.

03     TO REQUEST THE BOARD OF DIRECTORS TO ELIMINATE            Shr           For                            *
       CLASSIFICATION OF THE TERMS OF THE BOARD OF
       DIRECTORS TO REQUIRE THAT ALL DIRECTORS STAND
       FOR ELECTION ANNUALLY.

--------------------------------------------------------------------------------------------------------------------------
 CORNING INCORPORATED                                                                        Agenda Number:  933011570
--------------------------------------------------------------------------------------------------------------------------
    Security:  219350105                                                             Meeting Type:  Annual
      Ticker:  GLW                                                                   Meeting Date:  30-Apr-2009
        ISIN:  US2193501051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES B. FLAWS                                            Mgmt          For                            For
       JAMES R. HOUGHTON                                         Mgmt          For                            For
       JAMES J. O'CONNOR                                         Mgmt          Withheld                       Against
       DEBORAH D. RIEMAN                                         Mgmt          For                            For
       PETER F. VOLANAKIS                                        Mgmt          For                            For
       MARK S. WRIGHTON                                          Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          For                            For
       LLP AS CORNING'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER
       31, 2009.

03     SHAREHOLDER PROPOSAL REGARDING A DIRECTOR ELECTION        Shr           For                            Against
       MAJORITY VOTE STANDARD.

04     SHAREHOLDER PROPOSAL RELATING TO THE ELECTION             Shr           For                            Against
       OF EACH DIRECTOR ANNUALLY.

--------------------------------------------------------------------------------------------------------------------------
 COSTCO WHOLESALE CORPORATION                                                                Agenda Number:  932985623
--------------------------------------------------------------------------------------------------------------------------
    Security:  22160K105                                                             Meeting Type:  Annual
      Ticker:  COST                                                                  Meeting Date:  28-Jan-2009
        ISIN:  US22160K1051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES D. SINEGAL                                          Mgmt          For                            For
       JEFFREY H. BROTMAN                                        Mgmt          For                            For
       RICHARD A. GALANTI                                        Mgmt          For                            For
       DANIEL J. EVANS                                           Mgmt          For                            For
       JEFFREY S. RAIKES                                         Mgmt          For                            For

02     RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 COVENTRY HEALTH CARE, INC.                                                                  Agenda Number:  933047044
--------------------------------------------------------------------------------------------------------------------------
    Security:  222862104                                                             Meeting Type:  Annual
      Ticker:  CVH                                                                   Meeting Date:  21-May-2009
        ISIN:  US2228621049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: DANIEL N. MENDELSON                 Mgmt          For                            For

1B     ELECTION OF DIRECTOR: RODMAN W. MOORHEAD, III             Mgmt          For                            For

1C     ELECTION OF DIRECTOR: TIMOTHY T. WEGLICKI                 Mgmt          For                            For

2      PROPOSAL TO APPROVE THE COMPANY'S 2004 INCENTIVE          Mgmt          For                            For
       PLAN, AS AMENDED AND RESTATED.

3      PROPOSAL TO APPROVE THE USE OF CERTAIN PERFORMANCE        Mgmt          For                            For
       GOALS IN THE COMPANY'S 2004 INCENTIVE PLAN.

4      TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 DEAN FOODS COMPANY                                                                          Agenda Number:  933053706
--------------------------------------------------------------------------------------------------------------------------
    Security:  242370104                                                             Meeting Type:  Annual
      Ticker:  DF                                                                    Meeting Date:  21-May-2009
        ISIN:  US2423701042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JANET HILL                                                Mgmt          For                            For
       HECTOR M. NEVARES                                         Mgmt          For                            For

02     PROPOSAL TO AMEND THE DEAN FOODS COMPANY 2007             Mgmt          Against                        Against
       STOCK INCENTIVE PLAN.

03     PROPOSAL TO RATIFY DELOITTE & TOUCHE LLP AS               Mgmt          For                            For
       INDEPENDENT AUDITOR.

--------------------------------------------------------------------------------------------------------------------------
 DEVELOPERS DIVERSIFIED REALTY CORP.                                                         Agenda Number:  933014590
--------------------------------------------------------------------------------------------------------------------------
    Security:  251591103                                                             Meeting Type:  Special
      Ticker:  DDR                                                                   Meeting Date:  09-Apr-2009
        ISIN:  US2515911038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE, FOR PURPOSES OF SECTION 312.03 OF             Mgmt          For                            For
       THE NEW YORK STOCK EXCHANGE LISTED COMPANY
       MANUAL, THE ISSUANCE OF COMMON SHARES AND WARRANTS
       (AND THE COMMON SHARES ISSUABLE UPON EXERCISE
       OF THE WARRANTS) PURSUANT TO THE TERMS AND
       CONDITIONS OF THE STOCK PURCHASE AGREEMENT,
       DATED AS OF FEBRUARY 23, 2009, BETWEEN MR.
       ALEXANDER OTTO AND THE COMPANY.

02     TO APPROVE AMENDMENTS TO THE COMPANY'S SECOND             Mgmt          For                            For
       AMENDED AND RESTATED ARTICLES OF INCORPORATION
       REQUIRED AS CONDITIONS PRECEDENT TO THE COMPLETION
       OF THE TRANSACTION CONTEMPLATED BY THE STOCK
       PURCHASE AGREEMENT, DATED AS OF FEBRUARY 23,
       2009, BETWEEN MR. ALEXANDER OTTO AND THE COMPANY.

03     TO APPROVE AMENDMENTS TO THE COMPANY'S SECOND             Mgmt          For                            For
       AMENDED AND RESTATED ARTICLES OF INCORPORATION
       TO UPDATE THE TRANSFER RESTRICTION AND EXCESS
       SHARE PROVISIONS.

04     TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED          Mgmt          For                            For
       AND RESTATED CODE OF REGULATIONS TO GRANT THE
       BOARD OF DIRECTORS THE AUTHORITY TO FIX THE
       NUMBER OF MEMBERS ON THE BOARD OF DIRECTORS.

05     TO APPROVE ADJOURNMENT OF THE SPECIAL MEETING,            Mgmt          For                            For
       IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
       IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME
       OF THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF
       TO APPROVE THE PROPOSALS.

--------------------------------------------------------------------------------------------------------------------------
 DEVELOPERS DIVERSIFIED REALTY CORP.                                                         Agenda Number:  933097671
--------------------------------------------------------------------------------------------------------------------------
    Security:  251591103                                                             Meeting Type:  Annual
      Ticker:  DDR                                                                   Meeting Date:  25-Jun-2009
        ISIN:  US2515911038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DEAN S. ADLER                                             Mgmt          For                            For
       TERRANCE R. AHERN                                         Mgmt          For                            For
       ROBERT H. GIDEL                                           Mgmt          For                            For
       DANIEL B. HURWITZ                                         Mgmt          For                            For
       VOLKER KRAFT                                              Mgmt          For                            For
       VICTOR B. MACFARLANE                                      Mgmt          For                            For
       CRAIG MACNAB                                              Mgmt          For                            For
       SCOTT D. ROULSTON                                         Mgmt          For                            For
       BARRY A. SHOLEM                                           Mgmt          For                            For
       WILLIAM B. SUMMERS, JR.                                   Mgmt          For                            For
       SCOTT A. WOLSTEIN                                         Mgmt          For                            For

02     TO AMEND THE COMPANY'S SECOND AMENDED AND RESTATED        Mgmt          For                            For
       ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
       OF AUTHORIZED COMMON SHARES FROM 300,000,000
       TO 500,000,000, WHICH RESULTS IN AN INCREASE
       IN THE TOTAL NUMBER OF AUTHORIZED SHARES OF
       THE COMPANY FROM 311,000,000 TO 511,000,000.

03     TO APPROVE THE AMENDED AND RESTATED 2008 DEVELOPERS       Mgmt          For                            For
       DIVERSIFIED REALTY CORPORATION EQUITY-BASED
       AWARD PLAN.

04     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER
       31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 DISCOVER FINANCIAL SERVICES                                                                 Agenda Number:  933004373
--------------------------------------------------------------------------------------------------------------------------
    Security:  254709108                                                             Meeting Type:  Annual
      Ticker:  DFS                                                                   Meeting Date:  21-Apr-2009
        ISIN:  US2547091080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: JEFFREY S. ARONIN                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: MARY K. BUSH                        Mgmt          For                            For

1C     ELECTION OF DIRECTOR: GREGORY C. CASE                     Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ROBERT M. DEVLIN                    Mgmt          For                            For

1E     ELECTION OF DIRECTOR: CYNTHIA A. GLASSMAN                 Mgmt          For                            For

1F     ELECTION OF DIRECTOR: RICHARD H. LENNY                    Mgmt          For                            For

1G     ELECTION OF DIRECTOR: THOMAS G. MAHERAS                   Mgmt          For                            For

1H     ELECTION OF DIRECTOR: MICHAEL M. MOSKOW                   Mgmt          For                            For

1I     ELECTION OF DIRECTOR: DAVID W. NELMS                      Mgmt          For                            For

1J     ELECTION OF DIRECTOR: E. FOLLIN SMITH                     Mgmt          For                            For

1K     ELECTION OF DIRECTOR: LAWRENCE A. WEINBACH                Mgmt          For                            For

02     APPROVE THE DISCOVER FINANCIAL SERVICES AMENDED           Mgmt          For                            For
       AND RESTATED 2007 OMNIBUS INCENTIVE PLAN.

03     RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE               Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

--------------------------------------------------------------------------------------------------------------------------
 DISH NETWORK CORPORATION                                                                    Agenda Number:  933028981
--------------------------------------------------------------------------------------------------------------------------
    Security:  25470M109                                                             Meeting Type:  Annual
      Ticker:  DISH                                                                  Meeting Date:  11-May-2009
        ISIN:  US25470M1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES DEFRANCO                                            Mgmt          Withheld                       Against
       CANTEY ERGEN                                              Mgmt          Withheld                       Against
       CHARLES W. ERGEN                                          Mgmt          Withheld                       Against
       STEVEN R. GOODBARN                                        Mgmt          For                            For
       GARY S. HOWARD                                            Mgmt          For                            For
       DAVID K. MOSKOWITZ                                        Mgmt          Withheld                       Against
       TOM A. ORTOLF                                             Mgmt          For                            For
       CARL E. VOGEL                                             Mgmt          Withheld                       Against

02     TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

03     TO APPROVE OUR 2009 STOCK INCENTIVE PLAN.                 Mgmt          Against                        Against

04     TO APPROVE AMENDMENTS TO EXISTING EQUITY PLANS            Mgmt          Against                        Against
       TO ALLOW FOR STOCK AWARD EXCHANGE PROGRAMS.

--------------------------------------------------------------------------------------------------------------------------
 DRESSER-RAND GROUP, INC.                                                                    Agenda Number:  933027408
--------------------------------------------------------------------------------------------------------------------------
    Security:  261608103                                                             Meeting Type:  Annual
      Ticker:  DRC                                                                   Meeting Date:  12-May-2009
        ISIN:  US2616081038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM E. MACAULAY                                       Mgmt          For                            For
       VINCENT R. VOLPE JR.                                      Mgmt          For                            For
       RITA V. FOLEY                                             Mgmt          For                            For
       LOUIS A. RASPINO                                          Mgmt          For                            For
       PHILIP R. ROTH                                            Mgmt          For                            For
       MICHAEL L. UNDERWOOD                                      Mgmt          For                            For
       JEAN-PAUL VETTIER                                         Mgmt          For                            For
       JOSEPH C. WINKLER III                                     Mgmt          For                            For

02     RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS              Mgmt          For                            For
       LLP AS DRC'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 DWS GLOBAL COMMODITIES STOCK FUND, INC                                                      Agenda Number:  932953397
--------------------------------------------------------------------------------------------------------------------------
    Security:  23338Y100                                                             Meeting Type:  Contested Annual
      Ticker:  GCS                                                                   Meeting Date:  13-Oct-2008
        ISIN:  US23338Y1001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ARTHUR D. LIPSON                                          Mgmt          For                            *
       WILLIAM J. ROBERTS                                        Mgmt          For                            *
       GARY SCHLARBAUM                                           Mgmt          For                            *
       ROBERT A. WOOD                                            Mgmt          For                            *
       MATTHEW S. CROUSE                                         Mgmt          For                            *

--------------------------------------------------------------------------------------------------------------------------
 EATON VANCE LIMITED DURATION INCOME FD                                                      Agenda Number:  932988605
--------------------------------------------------------------------------------------------------------------------------
    Security:  27828H105                                                             Meeting Type:  Annual
      Ticker:  EVV                                                                   Meeting Date:  27-Feb-2009
        ISIN:  US27828H1059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD A. PEARLMAN                                        Mgmt          For                            For
       HELEN FRAME PETERS                                        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 EBAY INC.                                                                                   Agenda Number:  933024426
--------------------------------------------------------------------------------------------------------------------------
    Security:  278642103                                                             Meeting Type:  Annual
      Ticker:  EBAY                                                                  Meeting Date:  29-Apr-2009
        ISIN:  US2786421030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: MARC L. ANDREESSEN                  Mgmt          For                            For

1B     ELECTION OF DIRECTOR: WILLIAM C. FORD, JR.                Mgmt          For                            For

1C     ELECTION OF DIRECTOR: DAWN G. LEPORE                      Mgmt          For                            For

1D     ELECTION OF DIRECTOR: PIERRE M. OMIDYAR                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: RICHARD T. SCHLOSBERG,              Mgmt          For                            For
       III

02     TO APPROVE AMENDMENTS TO CERTAIN OF OUR EXISTING          Mgmt          For                            For
       EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-TIME
       STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES
       OTHER THAN OUR NAMED EXECUTIVE OFFICERS AND
       DIRECTORS.

03     TO APPROVE THE AMENDMENT AND RESTATEMENT OF               Mgmt          For                            For
       OUR 2008 EQUITY INCENTIVE AWARD PLAN TO INCREASE
       THE AGGREGATE NUMBER OF SHARES AUTHORIZED FOR
       ISSUANCE UNDER THE PLAN BY 50 MILLION SHARES
       AND TO ADD MARKET SHARES AND VOLUME METRICS
       AS PERFORMANCE CRITERIA UNDER THE PLAN.

04     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS OUR INDEPENDENT AUDITORS FOR OUR FISCAL
       YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 ELECTRONIC DATA SYSTEMS CORPORATION                                                         Agenda Number:  932932521
--------------------------------------------------------------------------------------------------------------------------
    Security:  285661104                                                             Meeting Type:  Special
      Ticker:  EDS                                                                   Meeting Date:  31-Jul-2008
        ISIN:  US2856611049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF               Mgmt          For                            For
       MERGER, DATED AS OF MAY 13, 2008, AMONG ELECTRONIC
       DATA SYSTEMS CORPORATION, HEWLETT-PACKARD COMPANY
       AND HAWK MERGER CORPORATION, AS IT MAY BE AMENDED
       FROM TIME TO TIME.

02     PROPOSAL TO APPROVE THE ADJOURNMENT OR POSTPONEMENT       Mgmt          For                            For
       OF THE SPECIAL MEETING TO A LATER DATE OR TIME,
       IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL
       PROXIES IN THE EVENT THERE ARE INSUFFICIENT
       VOTES AT THE TIME OF SUCH ADJOURNMENT OR POSTPONEMENT
       TO ADOPT THE AGREEMENT AND PLAN OF MERGER.

--------------------------------------------------------------------------------------------------------------------------
 EXTERRAN HOLDINGS INC.                                                                      Agenda Number:  933026418
--------------------------------------------------------------------------------------------------------------------------
    Security:  30225X103                                                             Meeting Type:  Annual
      Ticker:  EXH                                                                   Meeting Date:  30-Apr-2009
        ISIN:  US30225X1037
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JANET F. CLARK                                            Mgmt          For                            For
       ERNIE L. DANNER                                           Mgmt          For                            For
       URIEL E. DUTTON                                           Mgmt          For                            For
       GORDON T. HALL                                            Mgmt          For                            For
       J.W.G. HONEYBOURNE                                        Mgmt          For                            For
       JOHN E. JACKSON                                           Mgmt          For                            For
       WILLIAM C. PATE                                           Mgmt          For                            For
       STEPHEN M. PAZUK                                          Mgmt          For                            For
       CHRISTOPHER T. SEAVER                                     Mgmt          For                            For
       STEPHEN A. SNIDER                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS EXTERRAN HOLDINGS, INC.'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

03     APPROVAL OF AMENDMENT NO. 1 TO THE EXTERRAN               Mgmt          Against                        Against
       HOLDINGS, INC. AMENDED AND RESTATED 2007 STOCK
       INCENTIVE PLAN.

--------------------------------------------------------------------------------------------------------------------------
 FAIRCHILD SEMICONDUCTOR INTL., INC.                                                         Agenda Number:  933021545
--------------------------------------------------------------------------------------------------------------------------
    Security:  303726103                                                             Meeting Type:  Annual
      Ticker:  FCS                                                                   Meeting Date:  06-May-2009
        ISIN:  US3037261035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHARLES P. CARINALLI                                      Mgmt          For                            For
       RANDY W. CARSON                                           Mgmt          For                            For
       ANTHONY LEAR                                              Mgmt          For                            For
       THOMAS L. MAGNANTI                                        Mgmt          For                            For
       KEVIN J. MCGARITY                                         Mgmt          For                            For
       BRYAN R. ROUB                                             Mgmt          For                            For
       RONALD W. SHELLY                                          Mgmt          For                            For
       MARK S. THOMPSON                                          Mgmt          For                            For

02     PROPOSAL TO APPROVE STOCK OPTION EXCHANGE PROGRAM         Mgmt          For                            For
       FOR EMPLOYEES OTHER THAN DIRECTORS AND EXECUTIVE
       OFFICERS.

03     PROPOSAL TO AMEND AND APPROVE THE FAIRCHILD               Mgmt          For                            For
       SEMICONDUCTOR 2007 STOCK PLAN.

04     PROPOSAL TO APPROVE AMENDMENT AND RESTATEMENT             Mgmt          For                            For
       OF THE EMPLOYEE STOCK PURCHASE PLAN.

05     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 FEDERAL-MOGUL CORPORATION                                                                   Agenda Number:  933053631
--------------------------------------------------------------------------------------------------------------------------
    Security:  313549404                                                             Meeting Type:  Annual
      Ticker:  FDML                                                                  Meeting Date:  27-May-2009
        ISIN:  US3135494041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CARL C. ICAHN                                             Mgmt          Withheld                       Against
       JOSE MARIA ALAPONT                                        Mgmt          Withheld                       Against
       GEORGE FELDENKREIS                                        Mgmt          For                            For
       VINCENT J. INTRIERI                                       Mgmt          Withheld                       Against
       J. MICHAEL LAISURE                                        Mgmt          For                            For
       KEITH A. MEISTER                                          Mgmt          Withheld                       Against
       DAVID S. SCHECHTER                                        Mgmt          Withheld                       Against
       NEIL S. SUBIN                                             Mgmt          For                            For
       JAMES H. VANDENBERGHE                                     Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 FIRST CITIZENS BANCSHARES, INC.                                                             Agenda Number:  933017902
--------------------------------------------------------------------------------------------------------------------------
    Security:  31946M103                                                             Meeting Type:  Annual
      Ticker:  FCNCA                                                                 Meeting Date:  27-Apr-2009
        ISIN:  US31946M1036
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN M. ALEXANDER, JR.                                    Mgmt          For                            For
       CARMEN HOLDING AMES                                       Mgmt          For                            For
       VICTOR E. BELL III                                        Mgmt          For                            For
       GEORGE H. BROADRICK                                       Mgmt          For                            For
       HOPE HOLDING CONNELL                                      Mgmt          For                            For
       H.M. CRAIG III                                            Mgmt          For                            For
       H. LEE DURHAM, JR.                                        Mgmt          For                            For
       LEWIS M. FETTERMAN                                        Mgmt          For                            For
       DANIEL L. HEAVNER                                         Mgmt          For                            For
       FRANK B. HOLDING                                          Mgmt          For                            For
       FRANK B. HOLDING, JR.                                     Mgmt          For                            For
       LUCIUS S. JONES                                           Mgmt          For                            For
       ROBERT E. MASON IV                                        Mgmt          For                            For
       ROBERT T. NEWCOMB                                         Mgmt          For                            For
       LEWIS T. NUNNELEE II                                      Mgmt          For                            For
       JAMES M. PARKER                                           Mgmt          For                            For
       RALPH K. SHELTON                                          Mgmt          For                            For
       R.C. SOLES, JR.                                           Mgmt          For                            For
       DAVID L. WARD, JR.                                        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 FLUOR CORPORATION                                                                           Agenda Number:  933017647
--------------------------------------------------------------------------------------------------------------------------
    Security:  343412102                                                             Meeting Type:  Annual
      Ticker:  FLR                                                                   Meeting Date:  06-May-2009
        ISIN:  US3434121022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: PETER K. BARKER                     Mgmt          For                            For

1B     ELECTION OF DIRECTOR: ALAN L. BOECKMANN                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: VILMA S. MARTINEZ                   Mgmt          For                            For

1D     ELECTION OF DIRECTOR: DEAN R. O'HARE                      Mgmt          For                            For

02     THE RATIFICATION OF THE APPOINTMENT BY OUR AUDIT          Mgmt          For                            For
       COMMITTEE OF ERNST & YOUNG LLP AS INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 FOOT LOCKER, INC.                                                                           Agenda Number:  933038463
--------------------------------------------------------------------------------------------------------------------------
    Security:  344849104                                                             Meeting Type:  Annual
      Ticker:  FL                                                                    Meeting Date:  20-May-2009
        ISIN:  US3448491049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       ALAN D. FELDMAN                                           Mgmt          For                            For
       JAROBIN GILBERT JR.                                       Mgmt          For                            For
       DAVID Y. SCHWARTZ                                         Mgmt          For                            For
       CHERYL NIDO TURPIN                                        Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       ACCOUNTANTS

3      APPROVAL OF AMENDMENT OF BY-LAWS                          Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 FORD MOTOR COMPANY                                                                          Agenda Number:  933026103
--------------------------------------------------------------------------------------------------------------------------
    Security:  345370860                                                             Meeting Type:  Annual
      Ticker:  F                                                                     Meeting Date:  14-May-2009
        ISIN:  US3453708600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       STEPHEN G. BUTLER                                         Mgmt          For                            For
       KIMBERLY A. CASIANO                                       Mgmt          For                            For
       ANTHONY F. EARLEY, JR.                                    Mgmt          For                            For
       EDSEL B. FORD II                                          Mgmt          For                            For
       WILLIAM CLAY FORD, JR.                                    Mgmt          For                            For
       RICHARD A. GEPHARDT                                       Mgmt          For                            For
       IRVINE O. HOCKADAY, JR.                                   Mgmt          For                            For
       RICHARD A. MANOOGIAN                                      Mgmt          Withheld                       Against
       ELLEN R. MARRAM                                           Mgmt          Withheld                       Against
       ALAN MULALLY                                              Mgmt          For                            For
       HOMER A. NEAL                                             Mgmt          For                            For
       GERALD L. SHAHEEN                                         Mgmt          For                            For
       JOHN L. THORNTON                                          Mgmt          Withheld                       Against

2      RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM.

3      APPROVAL TO ISSUE COMMON STOCK IN EXCESS OF               Mgmt          For                            For
       20% OF AMOUNT OUTSTANDING.

4      APPROVAL TO ISSUE COMMON STOCK IN EXCESS OF               Mgmt          For                            For
       1% OF AMOUNT OUTSTANDING TO AN AFFILIATE.

5      RELATING TO DISCLOSING ANY PRIOR GOVERNMENT               Shr           Against                        For
       AFFILIATION OF DIRECTORS, OFFICERS, AND CONSULTANTS.

6      RELATING TO PERMITTING HOLDERS OF 10% OF COMMON           Shr           For                            Against
       STOCK TO CALL SPECIAL SHAREHOLDER MEETINGS.

7      RELATING TO CONSIDERATION OF A RECAPITALIZATION           Shr           For                            Against
       PLAN TO PROVIDE THAT ALL OF THE OUTSTANDING
       STOCK HAVE ONE VOTE PER SHARE.

8      RELATING TO THE COMPANY ISSUING A REPORT DISCLOSING       Shr           For                            Against
       POLICIES AND PROCEDURES RELATED TO POLITICAL
       CONTRIBUTIONS.

9      RELATING TO PROVIDING SHAREHOLDERS THE OPPORTUNITY        Shr           For                            Against
       TO CAST AN ADVISORY VOTE TO RATIFY THE COMPENSATION
       OF NAMED EXECUTIVES.

10     RELATING TO DISCLOSING IN THE PROXY STATEMENT             Shr           Against                        For
       CERTAIN MATTERS RELATED TO VOTING ON SHAREHOLDER
       PROPOSALS.

11     RELATING TO THE COMPANY ADOPTING COMPREHENSIVE            Shr           Against                        For
       HEALTH CARE REFORM PRINCIPLES.

12     RELATING TO LIMITING EXECUTIVE COMPENSATION               Shr           Against                        For
       UNTIL THE COMPANY ACHIEVES TWO CONSECUTIVE
       YEARS OF PROFITABILITY.

--------------------------------------------------------------------------------------------------------------------------
 FOREST CITY ENTERPRISES, INC.                                                               Agenda Number:  933068810
--------------------------------------------------------------------------------------------------------------------------
    Security:  345550107                                                             Meeting Type:  Annual
      Ticker:  FCEA                                                                  Meeting Date:  05-Jun-2009
        ISIN:  US3455501078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL P. ESPOSITO, JR                                   Mgmt          Withheld                       Against
       JOAN K. SHAFRAN                                           Mgmt          Withheld                       Against
       LOUIS STOKES                                              Mgmt          Withheld                       Against
       STAN ROSS                                                 Mgmt          For                            For

02     THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING
       JANUARY 31, 2010.

--------------------------------------------------------------------------------------------------------------------------
 FOREST OIL CORPORATION                                                                      Agenda Number:  933021761
--------------------------------------------------------------------------------------------------------------------------
    Security:  346091705                                                             Meeting Type:  Annual
      Ticker:  FST                                                                   Meeting Date:  12-May-2009
        ISIN:  US3460917053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       DOD A. FRASER                                             Mgmt          For                            For
       JAMES D. LIGHTNER                                         Mgmt          Withheld                       Against

2      APPROVAL OF AN ADDITIONAL 500,000 SHARES FOR              Mgmt          For                            For
       ISSUANCE UNDER THE FOREST OIL CORPORATION 1999
       EMPLOYEE STOCK PURCHASE PLAN AND CERTAIN ADMINISTRATIVE
       CHANGES.

3      RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS FOREST'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,
       2009.

--------------------------------------------------------------------------------------------------------------------------
 GAP INC.                                                                                    Agenda Number:  933033475
--------------------------------------------------------------------------------------------------------------------------
    Security:  364760108                                                             Meeting Type:  Annual
      Ticker:  GPS                                                                   Meeting Date:  19-May-2009
        ISIN:  US3647601083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ADRIAN D. P. BELLAMY                                      Mgmt          For                            For
       DOMENICO DE SOLE                                          Mgmt          For                            For
       DONALD G. FISHER                                          Mgmt          For                            For
       ROBERT J. FISHER                                          Mgmt          For                            For
       BOB L. MARTIN                                             Mgmt          For                            For
       JORGE P. MONTOYA                                          Mgmt          For                            For
       GLENN K. MURPHY                                           Mgmt          For                            For
       JAMES M. SCHNEIDER                                        Mgmt          For                            For
       MAYO A. SHATTUCK III                                      Mgmt          For                            For
       KNEELAND C. YOUNGBLOOD                                    Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS THE REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR ENDING JANUARY 30,
       2010.

--------------------------------------------------------------------------------------------------------------------------
 GARMIN LTD.                                                                                 Agenda Number:  933060218
--------------------------------------------------------------------------------------------------------------------------
    Security:  G37260109                                                             Meeting Type:  Annual
      Ticker:  GRMN                                                                  Meeting Date:  05-Jun-2009
        ISIN:  KYG372601099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MIN H. KAO                                                Mgmt          For                            For
       CHARLES W. PEFFER                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS GARMIN'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.

03     APPROVAL OF AMENDMENT TO THE GARMIN LTD. 2005             Mgmt          For                            For
       EQUITY INCENTIVE PLAN.

04     APPROVAL OF AMENDMENT TO THE GARMIN LTD. 2000             Mgmt          For                            For
       NON-EMPLOYEE DIRECTORS' OPTION PLAN.

05     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED           Mgmt          Abstain                        Against
       TO VOTE WITH RESPECT TO ANY OTHER MATTERS THAT
       MAY COME BEFORE THE ANNUAL GENERAL MEETING
       OR ANY ADJOURNMENT THEREOF.

--------------------------------------------------------------------------------------------------------------------------
 GENPACT LIMITED                                                                             Agenda Number:  933021305
--------------------------------------------------------------------------------------------------------------------------
    Security:  G3922B107                                                             Meeting Type:  Annual
      Ticker:  G                                                                     Meeting Date:  15-Apr-2009
        ISIN:  BMG3922B1072
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PRAMOD BHASIN                                             Mgmt          For                            For
       RAJAT KUMAR GUPTA                                         Mgmt          For                            For
       JOHN W. BARTER                                            Mgmt          For                            For
       J TAYLOR CRANDALL                                         Mgmt          Withheld                       Against
       STEVEN A. DENNING                                         Mgmt          Withheld                       Against
       MARK F. DZIALGA                                           Mgmt          Withheld                       Against
       JAGDISH KHATTAR                                           Mgmt          For                            For
       JAMES C. MADDEN                                           Mgmt          For                            For
       DENIS J. NAYDEN                                           Mgmt          Withheld                       Against
       ROBERT G. SCOTT                                           Mgmt          For                            For
       A. MICHAEL SPENCE                                         Mgmt          Withheld                       Against

02     TO RATIFY AND APPROVE THE APPOINTMENT OF KPMG             Mgmt          For                            For
       AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,
       2009

--------------------------------------------------------------------------------------------------------------------------
 GUESS?, INC.                                                                                Agenda Number:  933093596
--------------------------------------------------------------------------------------------------------------------------
    Security:  401617105                                                             Meeting Type:  Annual
      Ticker:  GES                                                                   Meeting Date:  23-Jun-2009
        ISIN:  US4016171054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CARLOS ALBERINI                                           Mgmt          Withheld                       Against
       ALICE KANE                                                Mgmt          Withheld                       Against

02     TO RE-APPROVE THE PERFORMANCE CRITERIA FOR PERFORMANCE-BASEDMgmt          For                            For
       AWARDS SET FORTH IN THE COMPANY'S 2004 EQUITY
       INCENTIVE PLAN.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
       FISCAL YEAR ENDING JANUARY 30, 2010.

--------------------------------------------------------------------------------------------------------------------------
 H&R BLOCK, INC.                                                                             Agenda Number:  932937381
--------------------------------------------------------------------------------------------------------------------------
    Security:  093671105                                                             Meeting Type:  Annual
      Ticker:  HRB                                                                   Meeting Date:  04-Sep-2008
        ISIN:  US0936711052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: ALAN M. BENNETT                     Mgmt          For                            For

1B     ELECTION OF DIRECTOR: THOMAS M. BLOCH                     Mgmt          For                            For

1C     ELECTION OF DIRECTOR: RICHARD C. BREEDEN                  Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ROBERT A. GERARD                    Mgmt          For                            For

1E     ELECTION OF DIRECTOR: LEN J. LAUER                        Mgmt          For                            For

1F     ELECTION OF DIRECTOR: DAVID B. LEWIS                      Mgmt          For                            For

1G     ELECTION OF DIRECTOR: TOM D. SEIP                         Mgmt          For                            For

1H     ELECTION OF DIRECTOR: L. EDWARD SHAW, JR.                 Mgmt          For                            For

1I     ELECTION OF DIRECTOR: RUSSELL P. SMYTH                    Mgmt          For                            For

1J     ELECTION OF DIRECTOR: CHRISTIANNA WOOD                    Mgmt          For                            For

02     APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED        Mgmt          For                            For
       ARTICLES OF INCORPORATION TO REQUIRE AN INDEPENDENT
       CHAIRMAN OF THE BOARD OF DIRECTORS.

03     APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED        Mgmt          For                            For
       ARTICLES OF INCORPORATION TO DECREASE THE PERMISSIBLE
       NUMBER OF DIRECTORS.

04     APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED        Mgmt          Against                        Against
       ARTICLES OF INCORPORATION TO IMPOSE DIRECTOR
       TERM LIMITS.

05     APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED        Mgmt          For                            For
       ARTICLES OF INCORPORATION TO LIMIT VOTING RIGHTS
       OF PREFERRED STOCK.

06     APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY'S         Mgmt          For                            For
       EXECUTIVE PAY-FOR-PERFORMANCE COMPENSATION
       POLICIES AND PROCEDURES.

07     APPROVAL OF THE 2008 DEFERRED STOCK UNIT PLAN             Mgmt          For                            For
       FOR OUTSIDE DIRECTORS, TO REPLACE THE 1989
       STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

08     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
       FOR THE FISCAL YEAR ENDING APRIL 30, 2009.

--------------------------------------------------------------------------------------------------------------------------
 HALLIBURTON COMPANY                                                                         Agenda Number:  933038487
--------------------------------------------------------------------------------------------------------------------------
    Security:  406216101                                                             Meeting Type:  Annual
      Ticker:  HAL                                                                   Meeting Date:  20-May-2009
        ISIN:  US4062161017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: A.M. BENNETT                        Mgmt          For                            For

1B     ELECTION OF DIRECTOR: J.R. BOYD                           Mgmt          For                            For

1C     ELECTION OF DIRECTOR: M. CARROLL                          Mgmt          For                            For

1D     ELECTION OF DIRECTOR: S.M. GILLIS                         Mgmt          For                            For

1E     ELECTION OF DIRECTOR: J.T. HACKETT                        Mgmt          For                            For

1F     ELECTION OF DIRECTOR: D.J. LESAR                          Mgmt          For                            For

1G     ELECTION OF DIRECTOR: R.A. MALONE                         Mgmt          For                            For

1H     ELECTION OF DIRECTOR: J.L. MARTIN                         Mgmt          For                            For

1I     ELECTION OF DIRECTOR: J.A. PRECOURT                       Mgmt          For                            For

1J     ELECTION OF DIRECTOR: D.L. REED                           Mgmt          For                            For

02     PROPOSAL FOR RATIFICATION OF THE SELECTION OF             Mgmt          For                            For
       AUDITORS.

03     PROPOSAL TO AMEND AND RESTATE THE 1993 STOCK              Mgmt          For                            For
       AND INCENTIVE PLAN.

04     PROPOSAL TO AMEND AND RESTATE THE 2002 EMPLOYEE           Mgmt          For                            For
       STOCK PURCHASE PLAN.

05     PROPOSAL ON HUMAN RIGHTS POLICY.                          Shr           For                            Against

06     PROPOSAL ON POLITICAL CONTRIBUTIONS.                      Shr           For                            Against

07     PROPOSAL ON LOW CARBON ENERGY REPORT.                     Shr           Against                        For

08     PROPOSAL ON ADDITIONAL COMPENSATION DISCUSSION            Shr           For                            Against
       AND ANALYSIS DISCLOSURE.

09     PROPOSAL ON SPECIAL SHAREOWNER MEETINGS.                  Shr           For                            Against

10     PROPOSAL ON IRAQ OPERATIONS.                              Shr           For                            Against

--------------------------------------------------------------------------------------------------------------------------
 HARMAN INTERNATIONAL INDUSTRIES, INC.                                                       Agenda Number:  932968665
--------------------------------------------------------------------------------------------------------------------------
    Security:  413086109                                                             Meeting Type:  Annual
      Ticker:  HAR                                                                   Meeting Date:  03-Dec-2008
        ISIN:  US4130861093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BRIAN F. CARROLL                                          Mgmt          For                            For
       HELLENE S. RUNTAGH                                        Mgmt          For                            For

02     APPROVAL OF THE AMENDMENTS TO THE 2002 STOCK              Mgmt          For                            For
       OPTION AND INCENTIVE PLAN.

03     APPROVAL OF THE 2008 KEY EXECUTIVE OFFICERS               Mgmt          For                            For
       BONUS PLAN.

--------------------------------------------------------------------------------------------------------------------------
 HARSCO CORPORATION                                                                          Agenda Number:  933026468
--------------------------------------------------------------------------------------------------------------------------
    Security:  415864107                                                             Meeting Type:  Annual
      Ticker:  HSC                                                                   Meeting Date:  28-Apr-2009
        ISIN:  US4158641070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       G.D.H. BUTLER                                             Mgmt          For                            For
       K.G. EDDY                                                 Mgmt          For                            For
       S.D. FAZZOLARI                                            Mgmt          For                            For
       S.E. GRAHAM                                               Mgmt          For                            For
       T.D. GROWCOCK                                             Mgmt          For                            For
       H.W. KNUEPPEL                                             Mgmt          For                            For
       D.H. PIERCE                                               Mgmt          For                            For
       J.I. SCHEINER                                             Mgmt          For                            For
       A.J. SORDONI, III                                         Mgmt          For                            For
       R.C. WILBURN                                              Mgmt          For                            For

02     REAPPROVAL OF THE MATERIAL TERMS FOR PERFORMANCE-BASED    Mgmt          For                            For
       AWARDS FOR SECTION 162(M) PURPOSES UNDER THE
       AMENDED AND RESTATED 1995 EXECUTIVE INCENTIVE
       COMPENSATION PLAN, AS AMENDED TO DATE.

03     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------------------------------------------------
 HCC INSURANCE HOLDINGS, INC.                                                                Agenda Number:  933055736
--------------------------------------------------------------------------------------------------------------------------
    Security:  404132102                                                             Meeting Type:  Annual
      Ticker:  HCC                                                                   Meeting Date:  21-May-2009
        ISIN:  US4041321021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       FRANK J. BRAMANTI                                         Mgmt          For                            For
       WALTER M. DUER                                            Mgmt          For                            For
       EDWARD H. ELLIS, JR.                                      Mgmt          For                            For
       JAMES C. FLAGG                                            Mgmt          For                            For
       THOMAS M. HAMILTON                                        Mgmt          For                            For
       JOHN N. MOLBECK, JR.                                      Mgmt          For                            For
       JAMES E. OESTERREICHER                                    Mgmt          For                            For
       ROBERT A. ROSHOLT                                         Mgmt          For                            For
       C.J.B. WILLIAMS                                           Mgmt          For                            For
       SCOTT W. WISE                                             Mgmt          For                            For

02     RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS,             Mgmt          For                            For
       LLP AS AUDITORS FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 HEALTH MANAGEMENT ASSOCIATES, INC.                                                          Agenda Number:  933037699
--------------------------------------------------------------------------------------------------------------------------
    Security:  421933102                                                             Meeting Type:  Annual
      Ticker:  HMA                                                                   Meeting Date:  19-May-2009
        ISIN:  US4219331026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM J. SCHOEN                                         Mgmt          For                            For
       GARY D. NEWSOME                                           Mgmt          For                            For
       KENT P. DAUTEN                                            Mgmt          For                            For
       DONALD E. KIERNAN                                         Mgmt          For                            For
       ROBERT A. KNOX                                            Mgmt          For                            For
       W.E. MAYBERRY, M.D.                                       Mgmt          For                            For
       VICKI A. O'MEARA                                          Mgmt          For                            For
       WILLIAM C. STEERE, JR.                                    Mgmt          For                            For
       R.W. WESTERFIELD, PH.D.                                   Mgmt          For                            For

02     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 HEALTH NET, INC.                                                                            Agenda Number:  933040191
--------------------------------------------------------------------------------------------------------------------------
    Security:  42222G108                                                             Meeting Type:  Annual
      Ticker:  HNT                                                                   Meeting Date:  21-May-2009
        ISIN:  US42222G1085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THEODORE F. CRAVER, JR.                                   Mgmt          For                            For
       VICKI B. ESCARRA                                          Mgmt          For                            For
       THOMAS T. FARLEY                                          Mgmt          For                            For
       GALE S. FITZGERALD                                        Mgmt          For                            For
       PATRICK FOLEY                                             Mgmt          For                            For
       JAY M. GELLERT                                            Mgmt          For                            For
       ROGER F. GREAVES                                          Mgmt          For                            For
       BRUCE G. WILLISON                                         Mgmt          For                            For
       FREDERICK C. YEAGER                                       Mgmt          For                            For

02     TO APPROVE THE AMENDED AND RESTATED EXECUTIVE             Mgmt          For                            For
       OFFICER INCENTIVE PLAN, WHICH IN PART PROVIDES
       COMPENSATION INTENDED TO QUALIFY AS PERFORMANCE-BASED
       COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL
       REVENUE CODE OF 1986, AS AMENDED.

03     TO APPROVE AN AMENDMENT TO THE 2006 LONG-TERM             Mgmt          For                            For
       INCENTIVE PLAN, WHICH IN PART INCREASES THE
       NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
       ISSUANCE UNDER THE PLAN FROM 6,750,000 TO 13,750,000.

04     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE              Mgmt          For                            For
       LLP AS HEALTH NET'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 HILL-ROM HOLDINGS, INC.                                                                     Agenda Number:  932990268
--------------------------------------------------------------------------------------------------------------------------
    Security:  431475102                                                             Meeting Type:  Annual
      Ticker:  HRC                                                                   Meeting Date:  13-Feb-2009
        ISIN:  US4314751029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PATRICK T. RYAN**                                         Mgmt          For                            For
       ROLF A. CLASSON**                                         Mgmt          For                            For
       EDUARDO R. MENASCE*                                       Mgmt          For                            For

02     APPROVAL OF THE HILL-ROM HOLDINGS, INC. EMPLOYEE          Mgmt          For                            For
       STOCK PURCHASE PLAN.

03     APPROVAL OF THE AMENDMENT OF THE HILL-ROM HOLDINGS,       Mgmt          Against                        Against
       INC. STOCK INCENTIVE PLAN TO RESERVE ADDITIONAL
       SHARES FOR ISSUANCE THEREUNDER.

04     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

--------------------------------------------------------------------------------------------------------------------------
 HLTH CORP                                                                                   Agenda Number:  932972436
--------------------------------------------------------------------------------------------------------------------------
    Security:  40422Y101                                                             Meeting Type:  Annual
      Ticker:  HLTH                                                                  Meeting Date:  10-Dec-2008
        ISIN:  US40422Y1010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       NEIL F. DIMICK                                            Mgmt          For                            For
       JOSEPH E. SMITH                                           Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM TO SERVE AS HLTH'S INDEPENDENT AUDITOR
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

--------------------------------------------------------------------------------------------------------------------------
 ILLUMINA, INC.                                                                              Agenda Number:  933021040
--------------------------------------------------------------------------------------------------------------------------
    Security:  452327109                                                             Meeting Type:  Annual
      Ticker:  ILMN                                                                  Meeting Date:  08-May-2009
        ISIN:  US4523271090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: A. BLAINE BOWMAN                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: KARIN EASTHAM                       Mgmt          For                            For

1C     ELECTION OF DIRECTOR: JAY T. FLATLEY                      Mgmt          For                            For

1D     ELECTION OF DIRECTOR: WILLIAM H. RASTETTER                Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP               Mgmt          For                            For
       AS INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------------------------------------------------
 INGRAM MICRO INC.                                                                           Agenda Number:  933064557
--------------------------------------------------------------------------------------------------------------------------
    Security:  457153104                                                             Meeting Type:  Annual
      Ticker:  IM                                                                    Meeting Date:  03-Jun-2009
        ISIN:  US4571531049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN R. INGRAM                                            Mgmt          For                            For
       DALE R. LAURANCE                                          Mgmt          For                            For
       GERHARD SCHULMEYER                                        Mgmt          For                            For

02     RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE CURRENT YEAR.

--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL BUSINESS MACHINES CORP.                                                       Agenda Number:  933008725
--------------------------------------------------------------------------------------------------------------------------
    Security:  459200101                                                             Meeting Type:  Annual
      Ticker:  IBM                                                                   Meeting Date:  28-Apr-2009
        ISIN:  US4592001014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: A.J.P. BELDA                        Mgmt          For                            For

1B     ELECTION OF DIRECTOR: C. BLACK                            Mgmt          For                            For

1C     ELECTION OF DIRECTOR: W.R. BRODY                          Mgmt          For                            For

1D     ELECTION OF DIRECTOR: K.I. CHENAULT                       Mgmt          For                            For

1E     ELECTION OF DIRECTOR: M.L. ESKEW                          Mgmt          For                            For

1F     ELECTION OF DIRECTOR: S.A. JACKSON                        Mgmt          For                            For

1G     ELECTION OF DIRECTOR: T. NISHIMURO                        Mgmt          For                            For

1H     ELECTION OF DIRECTOR: J.W. OWENS                          Mgmt          For                            For

1I     ELECTION OF DIRECTOR: S.J. PALMISANO                      Mgmt          For                            For

1J     ELECTION OF DIRECTOR: J.E. SPERO                          Mgmt          For                            For

1K     ELECTION OF DIRECTOR: S. TAUREL                           Mgmt          For                            For

1L     ELECTION OF DIRECTOR: L.H. ZAMBRANO                       Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     APPROVAL OF LONG-TERM INCENTIVE PERFORMANCE               Mgmt          For                            For
       TERMS FOR CERTAIN EXECUTIVES PURSUANT TO SECTION
       162(M) OF THE INTERNAL REVENUE CODE

04     STOCKHOLDER PROPOSAL ON CUMULATIVE VOTING                 Shr           For                            Against

05     STOCKHOLDER PROPOSAL ON EXECUTIVE COMPENSATION            Shr           For                            Against
       AND PENSION INCOME

06     STOCKHOLDER PROPOSAL ON ADVISORY VOTE ON EXECUTIVE        Shr           For                            Against
       COMPENSATION

--------------------------------------------------------------------------------------------------------------------------
 INTERVAL LEISURE GROUP INC                                                                  Agenda Number:  933074041
--------------------------------------------------------------------------------------------------------------------------
    Security:  46113M108                                                             Meeting Type:  Annual
      Ticker:  IILG                                                                  Meeting Date:  10-Jun-2009
        ISIN:  US46113M1080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       CRAIG M. NASH                                             Mgmt          Withheld                       Against
       GREGORY R. BLATT                                          Mgmt          Withheld                       Against
       DAVID FLOWERS                                             Mgmt          Withheld                       Against
       GARY S. HOWARD                                            Mgmt          Withheld                       Against
       LEWIS J. KORMAN                                           Mgmt          Withheld                       Against
       THOMAS J. KUHN                                            Mgmt          For                            For
       THOMAS J. MCINERNEY                                       Mgmt          Withheld                       Against
       THOMAS P. MURPHY, JR.                                     Mgmt          Withheld                       Against
       AVY H. STEIN                                              Mgmt          Withheld                       Against

2      TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR INTERVAL LEISURE GROUP FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT TECHNOLOGY GROUP, INC.                                                           Agenda Number:  933026329
--------------------------------------------------------------------------------------------------------------------------
    Security:  46145F105                                                             Meeting Type:  Annual
      Ticker:  ITG                                                                   Meeting Date:  12-May-2009
        ISIN:  US46145F1057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. WILLIAM BURDETT                                        Mgmt          For                            For
       CHRISTOPHER V. DODDS                                      Mgmt          For                            For
       ROBERT C. GASSER                                          Mgmt          For                            For
       TIMOTHY L. JONES                                          Mgmt          For                            For
       ROBERT L. KING                                            Mgmt          For                            For
       KEVIN J.P. O'HARA                                         Mgmt          For                            For
       MAUREEN O'HARA                                            Mgmt          For                            For
       BRIAN J. STECK                                            Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF KPMG LLP               Mgmt          For                            For
       AS THE INDEPENDENT AUDITORS FOR THE 2009 FISCAL
       YEAR.

03     APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES           Mgmt          For                            For
       RESERVED AND AVAILABLE FOR ISSUANCE UNDER THE
       INVESTMENT TECHNOLOGY GROUP, INC. AMENDED AND
       RESTATED EMPLOYEE STOCK PURCHASE PLAN.

04     APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES           Mgmt          For                            For
       RESERVED AND AVAILABLE FOR ISSUANCE UNDER THE
       INVESTMENT TECHNOLOGY GROUP, INC. 2007 OMNIBUS
       EQUITY COMPENSATION PLAN.

--------------------------------------------------------------------------------------------------------------------------
 JABIL CIRCUIT, INC.                                                                         Agenda Number:  932984657
--------------------------------------------------------------------------------------------------------------------------
    Security:  466313103                                                             Meeting Type:  Annual
      Ticker:  JBL                                                                   Meeting Date:  22-Jan-2009
        ISIN:  US4663131039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LAURENCE S. GRAFSTEIN                                     Mgmt          For                            For
       MEL S. LAVITT                                             Mgmt          For                            For
       TIMOTHY L. MAIN                                           Mgmt          For                            For
       WILLIAM D. MOREAN                                         Mgmt          For                            For
       LAWRENCE J. MURPHY                                        Mgmt          For                            For
       FRANK A. NEWMAN                                           Mgmt          For                            For
       STEVEN A. RAYMUND                                         Mgmt          For                            For
       THOMAS A. SANSONE                                         Mgmt          For                            For
       KATHLEEN A. WALTERS                                       Mgmt          For                            For

02     TO APPROVE AN AMENDMENT TO INCREASE THE SIZE              Mgmt          For                            For
       OF THE JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE
       PLAN BY 1,500,000 SHARES.

03     TO APPROVE AN AMENDMENT TO INCREASE THE SIZE              Mgmt          For                            For
       OF THE JABIL CIRCUIT, INC. 2002 EMPLOYEE STOCK
       PURCHASE PLAN BY 3,000,000 SHARES.

04     TO RATIFY THE APPOINTMENT OF KPMG LLP AS JABIL'S          Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNT FOR THE
       FISCAL YEAR ENDING AUGUST 31, 2009.

05     TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY           Mgmt          Against                        Against
       COME BEFORE THE ANNUAL MEETING, INCLUDING ANY
       ADJOURNMENT THEREOF.

--------------------------------------------------------------------------------------------------------------------------
 JACOBS ENGINEERING GROUP INC.                                                               Agenda Number:  932984570
--------------------------------------------------------------------------------------------------------------------------
    Security:  469814107                                                             Meeting Type:  Annual
      Ticker:  JEC                                                                   Meeting Date:  22-Jan-2009
        ISIN:  US4698141078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: JOSEPH R. BRONSON                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: THOMAS M.T. NILES                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: NOEL G. WATSON                      Mgmt          For                            For

1D     ELECTION OF DIRECTOR: JOHN F. COYNE                       Mgmt          For                            For

02     TO APPROVE THE AMENDMENT TO AND RESTATEMENT               Mgmt          For                            For
       OF THE 1989 EMPLOYEE STOCK PURCHASE PLAN.

03     TO APPROVE THE AMENDMENT TO AND RESTATEMENT               Mgmt          For                            For
       OF THE 1999 STOCK INCENTIVE PLAN.

04     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

--------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL GROUP INC.                                                                    Agenda Number:  933011063
--------------------------------------------------------------------------------------------------------------------------
    Security:  47102X105                                                             Meeting Type:  Annual
      Ticker:  JNS                                                                   Meeting Date:  30-Apr-2009
        ISIN:  US47102X1054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: STEVEN L. SCHEID (CHAIRMAN)         Mgmt          For                            For

1B     ELECTION OF DIRECTOR: TIMOTHY K. ARMOUR                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: J. RICHARD FREDERICKS               Mgmt          For                            For

1D     ELECTION OF DIRECTOR: LAWRENCE E. KOCHARD                 Mgmt          For                            For

1E     ELECTION OF DIRECTOR: LANDON H. ROWLAND                   Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS INDEPENDENT AUDITOR

--------------------------------------------------------------------------------------------------------------------------
 JOHN BEAN TECHNOLOGIES CORPORATION                                                          Agenda Number:  933019780
--------------------------------------------------------------------------------------------------------------------------
    Security:  477839104                                                             Meeting Type:  Annual
      Ticker:  JBT                                                                   Meeting Date:  07-May-2009
        ISIN:  US4778391049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. MAURY DEVINE                                           Mgmt          Withheld                       Against
       JAMES M. RINGLER                                          Mgmt          Withheld                       Against

--------------------------------------------------------------------------------------------------------------------------
 JONES LANG LASALLE INCORPORATED                                                             Agenda Number:  933051942
--------------------------------------------------------------------------------------------------------------------------
    Security:  48020Q107                                                             Meeting Type:  Annual
      Ticker:  JLL                                                                   Meeting Date:  28-May-2009
        ISIN:  US48020Q1076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: COLIN DYER                          Mgmt          For                            For

1B     ELECTION OF DIRECTOR: DARRYL HARTLEY-LEONARD              Mgmt          For                            For

1C     ELECTION OF DIRECTOR: DEANNE JULIUS                       Mgmt          For                            For

1D     ELECTION OF DIRECTOR: MING LU                             Mgmt          For                            For

1E     ELECTION OF DIRECTOR: LAURALEE E. MARTIN                  Mgmt          For                            For

1F     ELECTION OF DIRECTOR: SHEILA A. PENROSE                   Mgmt          For                            For

1G     ELECTION OF DIRECTOR: DAVID B. RICKARD                    Mgmt          For                            For

1H     ELECTION OF DIRECTOR: ROGER T. STAUBACH                   Mgmt          For                            For

1I     ELECTION OF DIRECTOR: THOMAS C. THEOBALD                  Mgmt          For                            For

2      TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR THE YEAR ENDING DECEMBER 31, 2009.

3      TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY          Mgmt          Against                        Against
       BE PRESENTED AT THE MEETING ACCORDING TO THEIR
       BEST JUDGMENT AND IN THEIR DISCRETION.

--------------------------------------------------------------------------------------------------------------------------
 KBR, INC.                                                                                   Agenda Number:  933031089
--------------------------------------------------------------------------------------------------------------------------
    Security:  48242W106                                                             Meeting Type:  Annual
      Ticker:  KBR                                                                   Meeting Date:  14-May-2009
        ISIN:  US48242W1062
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. FRANK BLOUNT                                           Mgmt          For                            For
       LOREN K. CARROLL                                          Mgmt          For                            For

02     TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT
       THE CONSOLIDATED FINANCIAL STATEMENTS OF KBR,
       INC. FOR THE YEAR ENDING DECEMBER 31, 2009.

03     TO CREATE A BOARD COMMITTEE ON HUMAN RIGHTS.              Shr           Against                        For

04     TO ESTABLISH A COMMITTEE OF INDEPENDENT DIRECTORS         Shr           For                            Against
       TO REVIEW ALLEGED FINANCIAL MISCONDUCT AND
       HUMAN RIGHTS ABUSES BY THE COMPANY IN IRAQ.

--------------------------------------------------------------------------------------------------------------------------
 KENNAMETAL INC.                                                                             Agenda Number:  932952763
--------------------------------------------------------------------------------------------------------------------------
    Security:  489170100                                                             Meeting Type:  Annual
      Ticker:  KMT                                                                   Meeting Date:  21-Oct-2008
        ISIN:  US4891701009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DIRECTOR
       PHILIP A. DUR                                             Mgmt          For                            For
       TIMOTHY R. MCLEVISH                                       Mgmt          For                            For
       STEVEN H. WUNNING                                         Mgmt          For                            For

II     RATIFICATION OF THE SELECTION OF THE INDEPENDENT          Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING JUNE 30, 2009.

III    APPROVAL OF THE AMENDED AND RESTATED KENNAMETAL           Mgmt          For                            For
       INC. STOCK AND INCENTIVE PLAN OF 2002.

--------------------------------------------------------------------------------------------------------------------------
 KEY ENERGY SERVICES, INC.                                                                   Agenda Number:  933058174
--------------------------------------------------------------------------------------------------------------------------
    Security:  492914106                                                             Meeting Type:  Annual
      Ticker:  KEG                                                                   Meeting Date:  04-Jun-2009
        ISIN:  US4929141061
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD J. ALARIO                                         Mgmt          Withheld                       Against
       RALPH S. MICHAEL, III                                     Mgmt          Withheld                       Against
       ARLENE M. YOCUM                                           Mgmt          Withheld                       Against

02     TO APPROVE THE ADOPTION OF THE KEY ENERGY SERVICES,       Mgmt          For                            For
       INC. 2009 EQUITY AND CASH INCENTIVE PLAN.

03     TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS       Mgmt          For                            For
       OF GRANT THORNTON LLP, AN INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM, AS THE COMPANY'S INDEPENDENT
       AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 LENDER PROCESSING SERVICES, INC.                                                            Agenda Number:  933048402
--------------------------------------------------------------------------------------------------------------------------
    Security:  52602E102                                                             Meeting Type:  Annual
      Ticker:  LPS                                                                   Meeting Date:  28-May-2009
        ISIN:  US52602E1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARSHALL HAINES                                           Mgmt          For                            For
       JAMES K. HUNT                                             Mgmt          For                            For

2      TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR THE 2009 FISCAL YEAR.

3      TO APPROVE THE LENDER PROCESSING SERVICES, INC.           Mgmt          For                            For
       2008 OMNIBUS INCENTIVE PLAN.

4      TO APPROVE THE LENDER PROCESSING SERVICES, INC.           Mgmt          For                            For
       ANNUAL INCENTIVE PLAN.

--------------------------------------------------------------------------------------------------------------------------
 LEXMARK INTERNATIONAL, INC.                                                                 Agenda Number:  933007735
--------------------------------------------------------------------------------------------------------------------------
    Security:  529771107                                                             Meeting Type:  Annual
      Ticker:  LXK                                                                   Meeting Date:  23-Apr-2009
        ISIN:  US5297711070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: MICHAEL J. MAPLES                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: STEPHEN R. HARDIS                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: WILLIAM R. FIELDS                   Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ROBERT HOLLAND, JR.                 Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE COMPANY'S FISCAL
       YEAR ENDING DECEMBER 31, 2009.

03     APPROVAL OF THE COMPANY'S STOCK INCENTIVE PLAN,           Mgmt          For                            For
       AS AMENDED AND RESTATED.

04     STOCKHOLDER PROPOSAL REGARDING AN ADVISORY VOTE           Shr           For                            Against
       ON EXECUTIVE COMPENSATION.

--------------------------------------------------------------------------------------------------------------------------
 LIBERTY MEDIA CORPORATION                                                                   Agenda Number:  933091744
--------------------------------------------------------------------------------------------------------------------------
    Security:  53071M104                                                             Meeting Type:  Annual
      Ticker:  LINTA                                                                 Meeting Date:  25-Jun-2009
        ISIN:  US53071M1045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       MR. DONNE F. FISHER                                       Mgmt          Withheld                       Against
       MR. GREGORY B. MAFFEI                                     Mgmt          For                            For
       MR. M. LAVOY ROBISON                                      Mgmt          Withheld                       Against

2      APPROVE CHARTER AMENDMENT CHANGING NAME OF THE            Mgmt          For                            For
       "ENTERTAINMENT GROUP" TO THE "STARZ GROUP"
       AND THE "LIBERTY ENTERTAINMENT COMMON STOCK"
       TO THE "LIBERTY STARZ COMMON STOCK" AND MAKING
       OTHER CONFORMING CHANGES.

3      AUTHORIZE REVERSE STOCK SPLIT OF THE OUTSTANDING          Mgmt          For                            For
       SHARES OF SERIES A AND SERIES B LIBERTY CAPITAL
       COMMON STOCK AT A RATIO OF 1-FOR-3, AND AUTHORIZE
       A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES
       OF SERIES A AND SERIES B LIBERTY INTERACTIVE
       COMMON STOCK AT A RATIO OF 1-FOR-5.

4      RATIFY THE SELECTION OF KPMG LLP AS LIBERTY               Mgmt          For                            For
       MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR
       THE FISCAL YEAR ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 LIFE TECHNOLOGIES CORPORATION                                                               Agenda Number:  933015035
--------------------------------------------------------------------------------------------------------------------------
    Security:  53217V109                                                             Meeting Type:  Annual
      Ticker:  LIFE                                                                  Meeting Date:  30-Apr-2009
        ISIN:  US53217V1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       DONALD W. GRIMM                                           Mgmt          For                            For
       GREGORY T. LUCIER                                         Mgmt          For                            For
       PER A. PETERSON, PHD                                      Mgmt          For                            For
       WILLIAM S. SHANAHAN                                       Mgmt          For                            For
       ARNOLD J. LEVINE, PHD                                     Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS OF THE COMPANY
       FOR FISCAL YEAR 2009

3      AMENDMENT OF THE INVITROGEN CORPORATION 1998              Mgmt          For                            For
       EMPLOYEE STOCK PURCHASE PLAN

4      ADOPTION OF THE LIFE TECHNOLOGIES CORPORATION             Mgmt          For                            For
       1999 EMPLOYEE STOCK PURCHASE PLAN

5      ADOPTION OF THE COMPANY'S 2009 EQUITY INCENTIVE           Mgmt          For                            For
       PLAN

--------------------------------------------------------------------------------------------------------------------------
 MBIA INC.                                                                                   Agenda Number:  933021468
--------------------------------------------------------------------------------------------------------------------------
    Security:  55262C100                                                             Meeting Type:  Annual
      Ticker:  MBI                                                                   Meeting Date:  07-May-2009
        ISIN:  US55262C1009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: JOSEPH W. BROWN                     Mgmt          For                            For

1B     ELECTION OF DIRECTOR: DAVID A. COULTER                    Mgmt          For                            For

1C     ELECTION OF DIRECTOR: CLAIRE L. GAUDIANI                  Mgmt          For                            For

1D     ELECTION OF DIRECTOR: DANIEL P. KEARNEY                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: KEWSONG LEE                         Mgmt          For                            For

1F     ELECTION OF DIRECTOR: LAURENCE H. MEYER                   Mgmt          For                            For

1G     ELECTION OF DIRECTOR: CHARLES R. RINEHART                 Mgmt          For                            For

1H     ELECTION OF DIRECTOR: JOHN A. ROLLS                       Mgmt          For                            For

1I     ELECTION OF DIRECTOR: RICHARD C. VAUGHAN                  Mgmt          For                            For

2      APPROVAL OF AN AMENDMENT TO THE COMPANY'S 2005            Mgmt          For                            For
       OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER
       OF SHARES TO 10,000,000 SHARES.

3      RESOLVED, THAT THE SHAREHOLDERS SUPPORT THE               Mgmt          Against                        Against
       COMPENSATION PAID TO THE COMPANY'S CEO FOR
       2008 AND HIS 2009 SALARY ON PAGE 53.

4      RESOLVED, THAT THE SHAREHOLDERS SUPPORT THE               Mgmt          Against                        Against
       COMPENSATION PAID TO THE COMPANY'S SENIOR EXECUTIVE
       OFFICERS AS A WHOLE FOR 2008 AND THEIR 2009
       SALARIES ON PAGE 54.

5      APPROVAL OF APPOINTMENT OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------------------------------------------------
 MCKESSON CORPORATION                                                                        Agenda Number:  932929651
--------------------------------------------------------------------------------------------------------------------------
    Security:  58155Q103                                                             Meeting Type:  Annual
      Ticker:  MCK                                                                   Meeting Date:  23-Jul-2008
        ISIN:  US58155Q1031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: ANDY D. BRYANT                      Mgmt          For                            For

1B     ELECTION OF DIRECTOR: WAYNE A. BUDD                       Mgmt          For                            For

1C     ELECTION OF DIRECTOR: JOHN H. HAMMERGREN                  Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ALTON F. IRBY III                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: M. CHRISTINE JACOBS                 Mgmt          For                            For

1F     ELECTION OF DIRECTOR: MARIE L. KNOWLES                    Mgmt          For                            For

1G     ELECTION OF DIRECTOR: DAVID M. LAWRENCE, M.D.             Mgmt          For                            For

1H     ELECTION OF DIRECTOR: EDWARD A. MUELLER                   Mgmt          For                            For

1I     ELECTION OF DIRECTOR: JAMES V. NAPIER                     Mgmt          For                            For

1J     ELECTION OF DIRECTOR: JANE E. SHAW                        Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING MARCH 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 MFS INTERMEDIATE INCOME TRUST                                                               Agenda Number:  932947255
--------------------------------------------------------------------------------------------------------------------------
    Security:  55273C107                                                             Meeting Type:  Annual
      Ticker:  MIN                                                                   Meeting Date:  09-Oct-2008
        ISIN:  US55273C1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. ATWOOD IVES                                            Mgmt          No vote                        *
       WILLIAM R. GUTOW                                          Mgmt          No vote                        *
       MICHAEL HEGARTY                                           Mgmt          No vote                        *
       ROBERT W. UEK                                             Mgmt          No vote                        *

02     TO ACT UPON, IF PROPERLY PRESENTED AT THE MEETING,        Shr           No vote                        *
       A SHAREHOLDER PROPOSAL THAT THE BOARD OF TRUSTEES
       ADOPT A POLICY TO CONDUCT PERIODIC TENDER OFFERS
       FOR SHARES OF THE TRUST.

--------------------------------------------------------------------------------------------------------------------------
 MFS INTERMEDIATE INCOME TRUST                                                               Agenda Number:  932955769
--------------------------------------------------------------------------------------------------------------------------
    Security:  55273C107                                                             Meeting Type:  Contested Annual
      Ticker:  MIN                                                                   Meeting Date:  09-Oct-2008
        ISIN:  US55273C1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. ATWOOD IVES                                            Mgmt          No vote                        *
       WILLIAM R. GUTOW                                          Mgmt          No vote                        *
       MICHAEL HEGARTY                                           Mgmt          No vote                        *
       ROBERT W. UEK                                             Mgmt          No vote                        *

02     TO ACT UPON, IF PROPERLY PRESENTED AT THE MEETING,        Mgmt          No vote                        *
       A SHAREHOLDER PROPOSAL THAT THE BOARD OF TRUSTEES
       ADOPT A POLICY TO CONDUCT PERIODIC TENDER OFFERS
       FOR SHARES OF THE TRUST.

--------------------------------------------------------------------------------------------------------------------------
 MFS INTERMEDIATE INCOME TRUST                                                               Agenda Number:  932956280
--------------------------------------------------------------------------------------------------------------------------
    Security:  55273C107                                                             Meeting Type:  Contested Annual
      Ticker:  MIN                                                                   Meeting Date:  09-Oct-2008
        ISIN:  US55273C1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD W. COHEN                                          Mgmt          For                            *
       BRAD ORVIETO                                              Mgmt          For                            *
       DONALD R. LOGAN                                           Mgmt          For                            *
       DWIGHT A. PIKE                                            Mgmt          For                            *

02     TO ACT UPON, IF PROPERLY PRESENTED AT THE MEETING,        Shr           For                            *
       A SHAREHOLDER PROPOSAL THAT THE BOARD OF TRUSTEES
       ADOPT A POLICY TO CONDUCT PERIODIC TENDER OFFERS
       FOR SHARES OF THE TRUST.

--------------------------------------------------------------------------------------------------------------------------
 MFS MULTIMARKET INCOME TRUST                                                                Agenda Number:  932950454
--------------------------------------------------------------------------------------------------------------------------
    Security:  552737108                                                             Meeting Type:  Annual
      Ticker:  MMT                                                                   Meeting Date:  09-Oct-2008
        ISIN:  US5527371083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. ATWOOD IVES                                            Mgmt          For                            For
       WILLIAM R. GUTOW                                          Mgmt          For                            For
       MICHAEL HEGARTY                                           Mgmt          For                            For
       ROBERT W. UEK                                             Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 MOLEX INCORPORATED                                                                          Agenda Number:  932954212
--------------------------------------------------------------------------------------------------------------------------
    Security:  608554101                                                             Meeting Type:  Annual
      Ticker:  MOLX                                                                  Meeting Date:  31-Oct-2008
        ISIN:  US6085541018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EDGAR D. JANNOTTA                                         Mgmt          For                            For
       JOHN H. KREHBIEL, JR.                                     Mgmt          For                            For
       DONALD G. LUBIN                                           Mgmt          For                            For
       ROBERT J. POTTER                                          Mgmt          For                            For

02     APPROVAL OF THE MOLEX INCORPORATED ANNUAL INCENTIVE       Mgmt          For                            For
       PLAN

03     APPROVAL OF THE 2008 MOLEX STOCK INCENTIVE PLAN           Mgmt          For                            For

04     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE INDEPENDENT AUDITORS OF MOLEX FOR
       THE FISCAL YEAR ENDING JUNE 30, 2009

--------------------------------------------------------------------------------------------------------------------------
 MOTOROLA, INC.                                                                              Agenda Number:  933018257
--------------------------------------------------------------------------------------------------------------------------
    Security:  620076109                                                             Meeting Type:  Annual
      Ticker:  MOT                                                                   Meeting Date:  04-May-2009
        ISIN:  US6200761095
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: G. BROWN                            Mgmt          For                            For

1B     ELECTION OF DIRECTOR: D. DORMAN                           Mgmt          For                            For

1C     ELECTION OF DIRECTOR: W. HAMBRECHT                        Mgmt          Against                        Against

1D     ELECTION OF DIRECTOR: S. JHA                              Mgmt          For                            For

1E     ELECTION OF DIRECTOR: J. LEWENT                           Mgmt          Against                        Against

1F     ELECTION OF DIRECTOR: K. MEISTER                          Mgmt          For                            For

1G     ELECTION OF DIRECTOR: T. MEREDITH                         Mgmt          For                            For

1H     ELECTION OF DIRECTOR: S. SCOTT III                        Mgmt          Against                        Against

1I     ELECTION OF DIRECTOR: R. SOMMER                           Mgmt          For                            For

1J     ELECTION OF DIRECTOR: J. STENGEL                          Mgmt          Against                        Against

1K     ELECTION OF DIRECTOR: A. VINCIQUERRA                      Mgmt          For                            For

1L     ELECTION OF DIRECTOR: D. WARNER III                       Mgmt          For                            For

1M     ELECTION OF DIRECTOR: J. WHITE                            Mgmt          For                            For

02     AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE           Mgmt          For                            For
       OF INCORPORATION TO CHANGE PAR VALUE

03     AMENDMENT TO EXISTING EQUITY PLANS TO PERMIT              Mgmt          For                            For
       A ONE-TIME STOCK OPTION EXCHANGE PROGRAM

04     AMENDMENT TO THE MOTOROLA EMPLOYEE STOCK PURCHASE         Mgmt          For                            For
       PLAN OF 1999

05     STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION       Mgmt          Against                        Against

06     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

07     SHAREHOLDER PROPOSAL RE: CUMULATIVE VOTING                Shr           For                            Against

08     SHAREHOLDER PROPOSAL RE: SPECIAL SHAREOWNER               Shr           For                            Against
       MEETINGS

09     SHAREHOLDER PROPOSAL RE: A GLOBAL SET OF CORPORATE        Shr           Against                        For
       STANDARDS AT MOTOROLA FOR HUMAN RIGHTS

--------------------------------------------------------------------------------------------------------------------------
 NALCO HOLDING COMPANY                                                                       Agenda Number:  933012887
--------------------------------------------------------------------------------------------------------------------------
    Security:  62985Q101                                                             Meeting Type:  Annual
      Ticker:  NLC                                                                   Meeting Date:  01-May-2009
        ISIN:  US62985Q1013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. ERIK FYRWALD                                           Mgmt          For                            For
       RICHARD B. MARCHESE                                       Mgmt          For                            For
       PAUL J. NORRIS                                            Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,
       2009.

--------------------------------------------------------------------------------------------------------------------------
 NICOR INC.                                                                                  Agenda Number:  933006428
--------------------------------------------------------------------------------------------------------------------------
    Security:  654086107                                                             Meeting Type:  Annual
      Ticker:  GAS                                                                   Meeting Date:  23-Apr-2009
        ISIN:  US6540861076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.M. BEAVERS, JR.                                         Mgmt          For                            For
       B.P. BICKNER                                              Mgmt          For                            For
       J.H. BIRDSALL, III                                        Mgmt          For                            For
       N.R BOBINS                                                Mgmt          For                            For
       B.J. GAINES                                               Mgmt          For                            For
       R.A. JEAN                                                 Mgmt          For                            For
       D.J. KELLER                                               Mgmt          For                            For
       R.E. MARTIN                                               Mgmt          For                            For
       G.R. NELSON                                               Mgmt          For                            For
       A.J. OLIVERA                                              Mgmt          For                            For
       J. RAU                                                    Mgmt          For                            For
       J.C. STALEY                                               Mgmt          For                            For
       R.M. STROBEL                                              Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE          Mgmt          For                            For
       LLP AS NICOR'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 NII HOLDINGS, INC.                                                                          Agenda Number:  933040571
--------------------------------------------------------------------------------------------------------------------------
    Security:  62913F201                                                             Meeting Type:  Annual
      Ticker:  NIHD                                                                  Meeting Date:  12-May-2009
        ISIN:  US62913F2011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GEORGE A. COPE                                            Mgmt          Withheld                       Against
       RAYMOND P. DOLAN                                          Mgmt          For                            For
       CAROLYN KATZ                                              Mgmt          For                            For

02     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS             Mgmt          For                            For
       OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 NORTHERN TRUST CORPORATION                                                                  Agenda Number:  933012748
--------------------------------------------------------------------------------------------------------------------------
    Security:  665859104                                                             Meeting Type:  Annual
      Ticker:  NTRS                                                                  Meeting Date:  21-Apr-2009
        ISIN:  US6658591044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LINDA WALKER BYNOE                                        Mgmt          For                            For
       NICHOLAS D. CHABRAJA                                      Mgmt          For                            For
       SUSAN CROWN                                               Mgmt          For                            For
       DIPAK C. JAIN                                             Mgmt          For                            For
       ARTHUR L. KELLY                                           Mgmt          For                            For
       ROBERT C. MCCORMACK                                       Mgmt          For                            For
       EDWARD J. MOONEY                                          Mgmt          For                            For
       WILLIAM A. OSBORN                                         Mgmt          For                            For
       JOHN W. ROWE                                              Mgmt          For                            For
       HAROLD B. SMITH                                           Mgmt          For                            For
       WILLIAM D. SMITHBURG                                      Mgmt          For                            For
       ENRIQUE J. SOSA                                           Mgmt          For                            For
       CHARLES A. TRIBBETT III                                   Mgmt          For                            For
       FREDERICK H. WADDELL                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF KPMG LLP               Mgmt          For                            For
       AS THE CORPORATION'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2009.

03     ADOPTION OF THE PROPOSAL RELATING TO AN ADVISORY          Mgmt          For                            For
       (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION.

--------------------------------------------------------------------------------------------------------------------------
 NYSE EURONEXT                                                                               Agenda Number:  933004032
--------------------------------------------------------------------------------------------------------------------------
    Security:  629491101                                                             Meeting Type:  Annual
      Ticker:  NYX                                                                   Meeting Date:  02-Apr-2009
        ISIN:  US6294911010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ELLYN L. BROWN                                            Mgmt          For                            For
       MARSHALL N. CARTER                                        Mgmt          For                            For
       PATRICIA M. CLOHERTY                                      Mgmt          For                            For
       SIR GEORGE COX                                            Mgmt          For                            For
       SYLVAIN HEFES                                             Mgmt          For                            For
       JAN-MICHIEL HESSELS                                       Mgmt          For                            For
       DOMINIQUE HOENN                                           Mgmt          For                            For
       SHIRLEY ANN JACKSON                                       Mgmt          For                            For
       JAMES S. MCDONALD                                         Mgmt          For                            For
       DUNCAN M. MCFARLAND                                       Mgmt          For                            For
       JAMES J. MCNULTY                                          Mgmt          For                            For
       DUNCAN L. NIEDERAUER                                      Mgmt          For                            For
       BARON JEAN PETERBROECK                                    Mgmt          For                            For
       ALICE M. RIVLIN                                           Mgmt          For                            For
       RICARDO SALGADO                                           Mgmt          For                            For
       JEAN-FRANCOIS THEODORE                                    Mgmt          For                            For
       RIJNHARD VAN TETS                                         Mgmt          For                            For
       SIR BRIAN WILLIAMSON                                      Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS NYSE EURONEXT'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2009.

03     TO APPROVE THE STOCKHOLDER PROPOSAL REGARDING             Shr           Against                        For
       CERTIFICATED SHARES.

04     TO APPROVE THE STOCKHOLDER PROPOSAL REGARDING             Shr           For                            Against
       SIMPLE MAJORITY VOTING.

--------------------------------------------------------------------------------------------------------------------------
 ORIENT-EXPRESS HOTELS LTD.                                                                  Agenda Number:  933059669
--------------------------------------------------------------------------------------------------------------------------
    Security:  G67743107                                                             Meeting Type:  Annual
      Ticker:  OEH                                                                   Meeting Date:  05-Jun-2009
        ISIN:  BMG677431071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JOHN D. CAMPBELL                                          Mgmt          Withheld                       Against
       MITCHELL C. HOCHBERG                                      Mgmt          Withheld                       Against
       JAMES B. HURLOCK                                          Mgmt          Withheld                       Against
       PRUDENCE M. LEITH                                         Mgmt          Withheld                       Against
       J. ROBERT LOVEJOY                                         Mgmt          Withheld                       Against
       GEORG R. RAFAEL                                           Mgmt          Withheld                       Against
       JAMES B. SHERWOOD                                         Mgmt          Withheld                       Against
       PAUL  M. WHITE                                            Mgmt          Withheld                       Against

2      APPROVAL OF THE COMPANY'S 2009 SHARE AWARD AND            Mgmt          For                            For
       INCENTIVE PLAN

3      APPOINTMENT OF DELOITTE LLP AS THE COMPANY'S              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
       AND AUTHORIZATION OF THE AUDIT COMMITTEE TO
       FIX THE ACCOUNTING FIRM'S REMUNERATION

--------------------------------------------------------------------------------------------------------------------------
 PIONEER NATURAL RESOURCES COMPANY                                                           Agenda Number:  933077819
--------------------------------------------------------------------------------------------------------------------------
    Security:  723787107                                                             Meeting Type:  Annual
      Ticker:  PXD                                                                   Meeting Date:  17-Jun-2009
        ISIN:  US7237871071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS D. ARTHUR                                          Mgmt          For                            For
       ANDREW F. CATES                                           Mgmt          For                            For
       SCOTT J. REIMAN                                           Mgmt          For                            For
       SCOTT D. SHEFFIELD                                        Mgmt          For                            For

02     RATIFICATION OF SELECTION OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS INDEPENDENT AUDITORS.

03     APPROVAL OF THE AMENDMENT TO THE 2006 LONG-TERM           Mgmt          Against                        Against
       INCENTIVE PLAN.

04     APPROVAL OF THE SECTION 162(M) MATERIAL TERMS             Mgmt          For                            For
       UNDER THE 2006 LONG-TERM INCENTIVE PLAN.

--------------------------------------------------------------------------------------------------------------------------
 PLUM CREEK TIMBER COMPANY, INC.                                                             Agenda Number:  933022600
--------------------------------------------------------------------------------------------------------------------------
    Security:  729251108                                                             Meeting Type:  Annual
      Ticker:  PCL                                                                   Meeting Date:  06-May-2009
        ISIN:  US7292511083
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: RICK R. HOLLEY                      Mgmt          For                            For

1B     ELECTION OF DIRECTOR: ROBIN JOSEPHS                       Mgmt          For                            For

1C     ELECTION OF DIRECTOR: JOHN G. MCDONALD                    Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ROBERT B. MCLEOD                    Mgmt          For                            For

1E     ELECTION OF DIRECTOR: JOHN F. MORGAN, SR.                 Mgmt          For                            For

1F     ELECTION OF DIRECTOR: JOHN H. SCULLY                      Mgmt          For                            For

1G     ELECTION OF DIRECTOR: STEPHEN C. TOBIAS                   Mgmt          For                            For

1H     ELECTION OF DIRECTOR: MARTIN A. WHITE                     Mgmt          For                            For

02     PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION            Mgmt          For                            For
       TO ELIMINATE REQUIREMENT OF A PLURALITY VOTE
       IN DIRECTOR ELECTIONS.

03     PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION            Mgmt          For                            For
       TO INCREASE OWNERSHIP LIMIT FROM 5% TO 9.8%
       PER HOLDER.

04     PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG           Mgmt          For                            For
       AS INDEPENDENT AUDITORS FOR 2009.

05     PROPOSAL RELATING TO ADVISORY VOTE ON EXECUTIVE           Shr           For                            Against
       COMPENSATION.

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL FINANCIAL GROUP, INC.                                                             Agenda Number:  933040406
--------------------------------------------------------------------------------------------------------------------------
    Security:  74251V102                                                             Meeting Type:  Annual
      Ticker:  PFG                                                                   Meeting Date:  19-May-2009
        ISIN:  US74251V1026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: J. BARRY GRISWELL                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: RICHARD L. KEYSER                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: ARJUN K. MATHRANI                   Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ELIZABETH E. TALLETT                Mgmt          For                            For

02     APPROVE AMENDMENT OF EMPLOYEE STOCK PURCHASE              Mgmt          For                            For
       PLAN

03     RATIFICATION OF INDEPENDENT AUDITORS                      Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 QUANTA SERVICES, INC.                                                                       Agenda Number:  933059431
--------------------------------------------------------------------------------------------------------------------------
    Security:  74762E102                                                             Meeting Type:  Annual
      Ticker:  PWR                                                                   Meeting Date:  21-May-2009
        ISIN:  US74762E1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES R. BALL                                             Mgmt          For                            For
       JOHN R. COLSON                                            Mgmt          For                            For
       J. MICHAL CONAWAY                                         Mgmt          For                            For
       RALPH R. DISIBIO                                          Mgmt          For                            For
       BERNARD FRIED                                             Mgmt          For                            For
       LOUIS C. GOLM                                             Mgmt          For                            For
       WORTHING F. JACKMAN                                       Mgmt          For                            For
       BRUCE RANCK                                               Mgmt          For                            For
       JOHN R. WILSON                                            Mgmt          For                            For
       PAT WOOD, III                                             Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------------------------------------------------
 RAYONIER INC.                                                                               Agenda Number:  933040951
--------------------------------------------------------------------------------------------------------------------------
    Security:  754907103                                                             Meeting Type:  Annual
      Ticker:  RYN                                                                   Meeting Date:  21-May-2009
        ISIN:  US7549071030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: RICHARD D. KINCAID                  Mgmt          For                            For

1B     ELECTION OF DIRECTOR: V. LARKIN MARTIN                    Mgmt          For                            For

1C     ELECTION OF DIRECTOR: RONALD TOWNSEND                     Mgmt          For                            For

1D     ELECTION OF DIRECTOR: JOHN E. BUSH                        Mgmt          For                            For

1E     ELECTION OF DIRECTOR: DAVID W. OSKIN                      Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

--------------------------------------------------------------------------------------------------------------------------
 S.L. GREEN REALTY CORP.                                                                     Agenda Number:  933073568
--------------------------------------------------------------------------------------------------------------------------
    Security:  78440X101                                                             Meeting Type:  Annual
      Ticker:  SLG                                                                   Meeting Date:  11-Jun-2009
        ISIN:  US78440X1019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEPHEN L. GREEN                                          Mgmt          For                            For
       JOHN H. ALSCHULER, JR.                                    Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,
       2009.

--------------------------------------------------------------------------------------------------------------------------
 SAKS INCORPORATED                                                                           Agenda Number:  933061929
--------------------------------------------------------------------------------------------------------------------------
    Security:  79377W108                                                             Meeting Type:  Contested Annual
      Ticker:  SKS                                                                   Meeting Date:  03-Jun-2009
        ISIN:  US79377W1080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD DE WAAL                                            Mgmt          Withheld                       Against
       MARGUERITE W. KONDRACKE                                   Mgmt          Withheld                       Against
       C. WARREN NEEL                                            Mgmt          Withheld                       Against
       CHRISTOPHER J. STADLER                                    Mgmt          Withheld                       Against

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL
       YEAR ENDING JANUARY 30, 2010.

03     TO ADOPT THE SAKS INCORPORATED 2009 LONG-TERM             Mgmt          For                            For
       INCENTIVE PLAN.

04     SHAREHOLDER PROPOSAL - CUMULATIVE VOTING FOR              Shr           For                            Against
       THE ELECTION OF DIRECTORS.

05     SHAREHOLDER PROPOSAL - MAJORITY VOTING FOR THE            Shr           For                            Against
       ELECTION OF DIRECTORS.

06     SHAREHOLDER PROPOSAL - DECLASSIFICATION OF THE            Shr           For                            *
       COMPANY'S BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 SCHNITZER STEEL INDUSTRIES, INC.                                                            Agenda Number:  932984253
--------------------------------------------------------------------------------------------------------------------------
    Security:  806882106                                                             Meeting Type:  Annual
      Ticker:  SCHN                                                                  Meeting Date:  28-Jan-2009
        ISIN:  US8068821060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       ROBERT S. BALL                                            Mgmt          For                            For
       JOHN D. CARTER                                            Mgmt          Withheld                       Against
       KENNETH M. NOVACK                                         Mgmt          Withheld                       Against
       JEAN S. REYNOLDS                                          Mgmt          Withheld                       Against
       TAMARA L. LUNDGREN                                        Mgmt          Withheld                       Against

2      TO APPROVE A PROPOSED AMENDMENT TO THE 1993               Mgmt          Against                        Against
       STOCK INCENTIVE PLAN.

--------------------------------------------------------------------------------------------------------------------------
 SEPRACOR INC.                                                                               Agenda Number:  933040850
--------------------------------------------------------------------------------------------------------------------------
    Security:  817315104                                                             Meeting Type:  Annual
      Ticker:  SEPR                                                                  Meeting Date:  14-May-2009
        ISIN:  US8173151049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT J. CRESCI                                          Mgmt          For                            For
       JAMES F. MRAZEK                                           Mgmt          For                            For

02     TO APPROVE THE ADOPTION OF SEPRACOR'S 2009 STOCK          Mgmt          For                            For
       INCENTIVE PLAN.

03     TO APPROVE AN AMENDMENT TO SEPRACOR'S 1998 EMPLOYEE       Mgmt          For                            For
       STOCK PURCHASE PLAN, OR 1998 ESPP, INCREASING
       FROM 1,900,000 TO 2,900,000 THE NUMBER OF SHARES
       OF SEPRACOR COMMON STOCK RESERVED FOR ISSUANCE
       UNDER THE 1998 ESPP.

04     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS SEPRACOR'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

--------------------------------------------------------------------------------------------------------------------------
 SERVICE CORPORATION INTERNATIONAL                                                           Agenda Number:  933029577
--------------------------------------------------------------------------------------------------------------------------
    Security:  817565104                                                             Meeting Type:  Annual
      Ticker:  SCI                                                                   Meeting Date:  13-May-2009
        ISIN:  US8175651046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.L. WALTRIP                                              Mgmt          For                            For
       ANTHONY L. COELHO                                         Mgmt          Withheld                       Against
       A.J. FOYT, JR.                                            Mgmt          For                            For
       EDWARD E. WILLIAMS                                        Mgmt          Withheld                       Against

02     APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

--------------------------------------------------------------------------------------------------------------------------
 SOUTHWEST AIRLINES CO.                                                                      Agenda Number:  933057588
--------------------------------------------------------------------------------------------------------------------------
    Security:  844741108                                                             Meeting Type:  Annual
      Ticker:  LUV                                                                   Meeting Date:  20-May-2009
        ISIN:  US8447411088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DAVID W. BIEGLER                                          Mgmt          Withheld                       Against
       C. WEBB CROCKETT                                          Mgmt          Withheld                       Against
       WILLIAM H. CUNNINGHAM                                     Mgmt          Withheld                       Against
       JOHN G. DENISON                                           Mgmt          For                            For
       TRAVIS C. JOHNSON                                         Mgmt          Withheld                       Against
       GARY C. KELLY                                             Mgmt          Withheld                       Against
       NANCY B. LOEFFLER                                         Mgmt          Withheld                       Against
       JOHN T. MONTFORD                                          Mgmt          Withheld                       Against
       DANIEL D. VILLANUEVA                                      Mgmt          For                            For

02     APPROVAL OF THE SOUTHWEST AIRLINES CO. AMENDED            Mgmt          For                            For
       AND RESTATED 1991 EMPLOYEE STOCK PURCHASE PLAN.

03     RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
       THE FISCAL YEAR ENDING DECEMBER 31, 2009.

04     REINCORPORATION IN A SHAREHOLDER-FRIENDLY STATE.          Shr           For                            Against

05     ADOPTION OF PRINCIPLES FOR HEALTH CARE REFORM.            Shr           Against                        For

--------------------------------------------------------------------------------------------------------------------------
 STATE STREET CORPORATION                                                                    Agenda Number:  933037144
--------------------------------------------------------------------------------------------------------------------------
    Security:  857477103                                                             Meeting Type:  Annual
      Ticker:  STT                                                                   Meeting Date:  20-May-2009
        ISIN:  US8574771031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       K. BURNES                                                 Mgmt          For                            For
       P. COYM                                                   Mgmt          For                            For
       P. DE SAINT-AIGNAN                                        Mgmt          For                            For
       A. FAWCETT                                                Mgmt          For                            For
       D. GRUBER                                                 Mgmt          For                            For
       L. HILL                                                   Mgmt          For                            For
       R. KAPLAN                                                 Mgmt          For                            For
       C. LAMANTIA                                               Mgmt          For                            For
       R. LOGUE                                                  Mgmt          For                            For
       R. SERGEL                                                 Mgmt          For                            For
       R. SKATES                                                 Mgmt          For                            For
       G. SUMME                                                  Mgmt          For                            For
       R. WEISSMAN                                               Mgmt          For                            For

02     TO APPROVE AMENDMENTS TO STATE STREET'S ARTICLES          Mgmt          For                            For
       OF ORGANIZATION AND BY-LAWS CHANGING THE SHAREHOLDER
       QUORUM AND VOTING REQUIREMENTS, INCLUDING THE
       ADOPTION OF A MAJORITY VOTE STANDARD FOR UNCONTESTED
       ELECTIONS OF DIRECTORS.

03     TO APPROVE THE AMENDED AND RESTATED 2006 EQUITY           Mgmt          For                            For
       INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE
       BY 17 MILLION THE NUMBER OF SHARES OF OUR COMMON
       STOCK THAT MAY BE DELIVERED IN SATISFACTION
       OF AWARDS UNDER THE PLAN.

04     TO APPROVE A NON-BINDING ADVISORY PROPOSAL ON             Mgmt          For                            For
       EXECUTIVE COMPENSATION.

05     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS STATE STREET'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER
       31, 2009.

06     TO VOTE ON A SHAREHOLDER PROPOSAL.                        Shr           Against                        For

--------------------------------------------------------------------------------------------------------------------------
 STEELCASE INC.                                                                              Agenda Number:  933086933
--------------------------------------------------------------------------------------------------------------------------
    Security:  858155203                                                             Meeting Type:  Annual
      Ticker:  SCS                                                                   Meeting Date:  25-Jun-2009
        ISIN:  US8581552036
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM P. CRAWFORD                                       Mgmt          Withheld                       Against
       ELIZABETH VALK LONG                                       Mgmt          For                            For
       ROBERT C. PEW III                                         Mgmt          For                            For
       CATHY D. ROSS                                             Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 STRYKER CORPORATION                                                                         Agenda Number:  933013966
--------------------------------------------------------------------------------------------------------------------------
    Security:  863667101                                                             Meeting Type:  Annual
      Ticker:  SYK                                                                   Meeting Date:  29-Apr-2009
        ISIN:  US8636671013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN W. BROWN                                             Mgmt          For                            For
       HOWARD E. COX. JR.                                        Mgmt          For                            For
       DONALD M. ENGELMAN                                        Mgmt          For                            For
       LOUISE L. FRANCESCONI                                     Mgmt          For                            For
       HOWARD L. LANCE                                           Mgmt          For                            For
       STEPHEN P. MACMILLAN                                      Mgmt          For                            For
       WILLIAM U. PARFET                                         Mgmt          For                            For
       RONDA E. STRYKER                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 SUN MICROSYSTEMS, INC.                                                                      Agenda Number:  932957270
--------------------------------------------------------------------------------------------------------------------------
    Security:  866810203                                                             Meeting Type:  Annual
      Ticker:  JAVA                                                                  Meeting Date:  05-Nov-2008
        ISIN:  US8668102036
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: SCOTT G. MCNEALY                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: JAMES L. BARKSDALE                  Mgmt          For                            For

1C     ELECTION OF DIRECTOR: STEPHEN M. BENNETT                  Mgmt          For                            For

1D     ELECTION OF DIRECTOR: PETER L.S. CURRIE                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: ROBERT J. FINOCCHIO, JR.            Mgmt          For                            For

1F     ELECTION OF DIRECTOR: JAMES H. GREENE, JR.                Mgmt          For                            For

1G     ELECTION OF DIRECTOR: MICHAEL E. MARKS                    Mgmt          For                            For

1H     ELECTION OF DIRECTOR: PATRICIA E. MITCHELL                Mgmt          For                            For

1I     ELECTION OF DIRECTOR: M. KENNETH OSHMAN                   Mgmt          For                            For

1J     ELECTION OF DIRECTOR: P. ANTHONY RIDDER                   Mgmt          For                            For

1K     ELECTION OF DIRECTOR: JONATHAN I. SCHWARTZ                Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS SUN'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       JUNE 30, 2009.

03     APPROVAL OF AMENDMENTS TO SUN'S AMENDED AND               Mgmt          For                            For
       RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS
       TO ELIMINATE SUPERMAJORITY VOTING.

04     APPROVAL OF AMENDMENTS TO SUN'S 1990 EMPLOYEE             Mgmt          For                            For
       STOCK PURCHASE PLAN TO INCREASE THE NUMBER
       OF AUTHORIZED SHARES ISSUABLE THEREUNDER, EXTEND
       THE TERM AND MAKE CERTAIN OTHER ADMINISTRATIVE
       CHANGES.

05     CONSIDERATION OF A STOCKHOLDER PROPOSAL, IF               Shr           For                            Against
       PROPERLY PRESENTED AT THE MEETING, REGARDING
       ADVISORY VOTE ON COMPENSATION.

06     CONSIDERATION OF A STOCKHOLDER PROPOSAL, IF               Shr           Against                        For
       PROPERLY PRESENTED AT THE MEETING, REGARDING
       BYLAW AMENDMENT RELATED TO STOCKHOLDER RIGHTS
       PLANS.

07     CONSIDERATION OF A STOCKHOLDER PROPOSAL, IF               Shr           Against                        For
       PROPERLY PRESENTED AT THE MEETING, REGARDING
       BYLAW AMENDMENT TO ESTABLISH A BOARD COMMITTEE
       ON HUMAN RIGHTS.

--------------------------------------------------------------------------------------------------------------------------
 SUNOCO,INC.                                                                                 Agenda Number:  933017217
--------------------------------------------------------------------------------------------------------------------------
    Security:  86764P109                                                             Meeting Type:  Annual
      Ticker:  SUN                                                                   Meeting Date:  07-May-2009
        ISIN:  US86764P1093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       R.J. DARNALL                                              Mgmt          For                            For
       G.W. EDWARDS                                              Mgmt          For                            For
       L.L. ELSENHANS                                            Mgmt          For                            For
       U.O. FAIRBAIRN                                            Mgmt          For                            For
       T.P. GERRITY                                              Mgmt          For                            For
       R.B. GRECO                                                Mgmt          For                            For
       J.P. JONES, III                                           Mgmt          For                            For
       J.G. KAISER                                               Mgmt          For                            For
       J.W. ROWE                                                 Mgmt          For                            For
       J.K. WULFF                                                Mgmt          For                            For

2      APPROVAL OF THE AMENDED AND RESTATED SUNOCO,              Mgmt          For                            For
       INC. RETAINER STOCK PLAN FOR OUTSIDE DIRECTORS.

3      RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 SYNOPSYS, INC.                                                                              Agenda Number:  932991587
--------------------------------------------------------------------------------------------------------------------------
    Security:  871607107                                                             Meeting Type:  Annual
      Ticker:  SNPS                                                                  Meeting Date:  27-Feb-2009
        ISIN:  US8716071076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       AART J. DE GEUS                                           Mgmt          For                            For
       ALFRED CASTINO                                            Mgmt          For                            For
       CHI-FOON CHAN                                             Mgmt          For                            For
       BRUCE R. CHIZEN                                           Mgmt          For                            For
       DEBORAH A. COLEMAN                                        Mgmt          For                            For
       JOHN SCHWARZ                                              Mgmt          For                            For
       SASSON SOMEKH                                             Mgmt          For                            For
       ROY VALLEE                                                Mgmt          For                            For
       STEVEN C. WALSKE                                          Mgmt          For                            For

02     TO APPROVE AN AMENDMENT TO OUR 2006 EMPLOYEE              Mgmt          For                            For
       EQUITY INCENTIVE PLAN TO, AMONG OTHER ITEMS,
       INCREASE THE NUMBER OF SHARES OF COMMON STOCK
       RESERVED THEREUNDER BY 4,000,000 SHARES.

03     TO RATIFY THE APPOINTMENT BY OUR AUDIT COMMITTEE          Mgmt          For                            For
       OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       OCTOBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 SYSCO CORPORATION                                                                           Agenda Number:  932960239
--------------------------------------------------------------------------------------------------------------------------
    Security:  871829107                                                             Meeting Type:  Annual
      Ticker:  SYY                                                                   Meeting Date:  19-Nov-2008
        ISIN:  US8718291078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO ELECT JUDITH B. CRAVEN AS DIRECTOR TO SERVE            Mgmt          For                            For
       UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN
       2011.

1B     TO ELECT PHYLLIS S. SEWELL AS DIRECTOR TO SERVE           Mgmt          For                            For
       UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN
       2011.

1C     TO ELECT RICHARD G. TILGHMAN AS DIRECTOR TO               Mgmt          For                            For
       SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS
       IN 2011.

02     TO APPROVE THE MATERIAL TERMS OF, AND THE PAYMENT         Mgmt          For                            For
       OF COMPENSATION TO CERTAIN EXECUTIVE OFFICERS
       PURSUANT TO, THE 2008 CASH PERFORMANCE UNIT
       PLAN SO THAT THE DEDUCTIBILITY OF SUCH COMPENSATION
       WILL NOT BE LIMITED BY SECTION 162(M) OF THE
       INTERNAL REVENUE CODE.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS SYSCO'S INDEPENDENT ACCOUNTANTS FOR FISCAL
       2009.

04     TO CONSIDER A STOCKHOLDER PROPOSAL, IF PRESENTED          Shr           For                            Against
       AT THE MEETING, REQUESTING THAT THE BOARD OF
       DIRECTORS TAKE THE NECESSARY STEPS TO REQUIRE
       THAT ALL DIRECTORS STAND FOR ELECTION ANNUALLY.

--------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE GROUP, INC.                                                                   Agenda Number:  933001961
--------------------------------------------------------------------------------------------------------------------------
    Security:  74144T108                                                             Meeting Type:  Annual
      Ticker:  TROW                                                                  Meeting Date:  08-Apr-2009
        ISIN:  US74144T1088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: EDWARD C. BERNARD                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: JAMES T. BRADY                      Mgmt          For                            For

1C     ELECTION OF DIRECTOR: J. ALFRED BROADDUS, JR.             Mgmt          For                            For

1D     ELECTION OF DIRECTOR: DONALD B. HEBB, JR.                 Mgmt          For                            For

1E     ELECTION OF DIRECTOR: JAMES A.C. KENNEDY                  Mgmt          For                            For

1F     ELECTION OF DIRECTOR: BRIAN C. ROGERS                     Mgmt          For                            For

1G     ELECTION OF DIRECTOR: DR. ALFRED SOMMER                   Mgmt          For                            For

1H     ELECTION OF DIRECTOR: DWIGHT S. TAYLOR                    Mgmt          For                            For

1I     ELECTION OF DIRECTOR: ANNE MARIE WHITTEMORE               Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF KPMG LLP               Mgmt          For                            For
       AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 TD AMERITRADE HOLDING CORPORATION                                                           Agenda Number:  932988162
--------------------------------------------------------------------------------------------------------------------------
    Security:  87236Y108                                                             Meeting Type:  Annual
      Ticker:  AMTD                                                                  Meeting Date:  18-Feb-2009
        ISIN:  US87236Y1082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. EDMUND CLARK*                                          Mgmt          Withheld                       Against
       MARK L. MITCHELL*                                         Mgmt          Withheld                       Against
       JOSEPH H. MOGLIA**                                        Mgmt          Withheld                       Against
       THOMAS S. RICKETTS*                                       Mgmt          Withheld                       Against
       FREDRIC J. TOMCZYK*                                       Mgmt          Withheld                       Against

02     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.            Mgmt          For                            For
       RATIFICATION OF THE APPOINTMENT OF ERNST &
       YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       SEPTEMBER 30, 2009.

03     TO VOTE, IN HIS OR HER DISCRETION, UPON ANY               Mgmt          Against                        Against
       OTHER BUSINESS THAT MAY PROPERLY COME BEFORE
       THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT
       THEREOF. MANAGEMENT IS NOT AWARE OF ANY OTHER
       MATTERS THAT SHOULD COME BEFORE THE ANNUAL
       MEETING.

--------------------------------------------------------------------------------------------------------------------------
 TECH DATA CORPORATION                                                                       Agenda Number:  933069254
--------------------------------------------------------------------------------------------------------------------------
    Security:  878237106                                                             Meeting Type:  Annual
      Ticker:  TECD                                                                  Meeting Date:  10-Jun-2009
        ISIN:  US8782371061
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KATHLEEN MISUNAS                                          Mgmt          For                            For
       THOMAS I. MORGAN                                          Mgmt          For                            For
       STEVEN A. RAYMUND                                         Mgmt          For                            For

02     TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES         Mgmt          For                            For
       OF INCORPORATION TO ALLOW FOR NOMINEES FOR
       DIRECTOR TO BE ELECTED BY MAJORITY VOTE IN
       UNCONTESTED ELECTIONS.

03     TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE            Mgmt          For                            For
       OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING JANUARY 31, 2010.

04     TO VOTE, ON AN ADVISORY BASIS, FOR THE COMPENSATION       Mgmt          For                            For
       AWARDED TO THE NAMED EXECUTIVE OFFICERS FOR
       THE FISCAL YEAR ENDED JANUARY 31, 2009.

05     TO APPROVE THE 2009 EQUITY INCENTIVE PLAN.                Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TEMPLE-INLAND INC.                                                                          Agenda Number:  933020187
--------------------------------------------------------------------------------------------------------------------------
    Security:  879868107                                                             Meeting Type:  Annual
      Ticker:  TIN                                                                   Meeting Date:  01-May-2009
        ISIN:  US8798681073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: CASSANDRA C. CARR                   Mgmt          For                            For

1B     ELECTION OF DIRECTOR: RICHARD M. SMITH                    Mgmt          For                            For

1C     ELECTION OF DIRECTOR: ARTHUR TEMPLE III                   Mgmt          For                            For

1D     ELECTION OF DIRECTOR: R.A. WALKER                         Mgmt          For                            For

02     TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT               Mgmt          For                            For
       OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 TENET HEALTHCARE CORPORATION                                                                Agenda Number:  933024957
--------------------------------------------------------------------------------------------------------------------------
    Security:  88033G100                                                             Meeting Type:  Annual
      Ticker:  THC                                                                   Meeting Date:  06-May-2009
        ISIN:  US88033G1004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: JOHN ELLIS "JEB" BUSH               Mgmt          For                            For

1B     ELECTION OF DIRECTOR: TREVOR FETTER                       Mgmt          For                            For

1C     ELECTION OF DIRECTOR: BRENDA J. GAINES                    Mgmt          For                            For

1D     ELECTION OF DIRECTOR: KAREN M. GARRISON                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: EDWARD A. KANGAS                    Mgmt          For                            For

1F     ELECTION OF DIRECTOR: J. ROBERT KERREY                    Mgmt          For                            For

1G     ELECTION OF DIRECTOR: FLOYD D. LOOP, M.D.                 Mgmt          For                            For

1H     ELECTION OF DIRECTOR: RICHARD R. PETTINGILL               Mgmt          For                            For

1I     ELECTION OF DIRECTOR: JAMES A. UNRUH                      Mgmt          For                            For

1J     ELECTION OF DIRECTOR: J. MCDONALD WILLIAMS                Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF DELOITTE              Mgmt          For                            For
       & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,
       2009.

03     SHAREHOLDER PROPOSAL REGARDING PEER BENCHMARKING          Shr           For                            Against
       OF EXECUTIVE COMPENSATION.

--------------------------------------------------------------------------------------------------------------------------
 TESORO CORPORATION                                                                          Agenda Number:  933018029
--------------------------------------------------------------------------------------------------------------------------
    Security:  881609101                                                             Meeting Type:  Annual
      Ticker:  TSO                                                                   Meeting Date:  06-May-2009
        ISIN:  US8816091016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JOHN F. BOOKOUT, III                                      Mgmt          For                            For
       RODNEY F. CHASE                                           Mgmt          For                            For
       ROBERT W. GOLDMAN                                         Mgmt          For                            For
       STEVEN H. GRAPSTEIN                                       Mgmt          For                            For
       WILLIAM J. JOHNSON                                        Mgmt          For                            For
       J.W. (JIM) NOKES                                          Mgmt          For                            For
       DONALD H. SCHMUDE                                         Mgmt          For                            For
       BRUCE A. SMITH                                            Mgmt          For                            For
       MICHAEL E. WILEY                                          Mgmt          For                            For

2      RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
       2009.

--------------------------------------------------------------------------------------------------------------------------
 TETRA TECHNOLOGIES, INC.                                                                    Agenda Number:  933017128
--------------------------------------------------------------------------------------------------------------------------
    Security:  88162F105                                                             Meeting Type:  Annual
      Ticker:  TTI                                                                   Meeting Date:  05-May-2009
        ISIN:  US88162F1057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STUART M. BRIGHTMAN                                       Mgmt          For                            For
       PAUL D. COOMBS                                            Mgmt          Withheld                       Against
       RALPH S. CUNNINGHAM                                       Mgmt          Withheld                       Against
       TOM H. DELIMITROS                                         Mgmt          Withheld                       Against
       GEOFFREY M. HERTEL                                        Mgmt          Withheld                       Against
       ALLEN T. MCINNES                                          Mgmt          Withheld                       Against
       KENNETH P. MITCHELL                                       Mgmt          Withheld                       Against
       WILLIAM D. SULLIVAN                                       Mgmt          Withheld                       Against
       KENNETH E. WHITE, JR.                                     Mgmt          Withheld                       Against

02     TO RATIFY AND APPROVE THE APPOINTMENT OF ERNST            Mgmt          For                            For
       & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 TEXAS INSTRUMENTS INCORPORATED                                                              Agenda Number:  933004246
--------------------------------------------------------------------------------------------------------------------------
    Security:  882508104                                                             Meeting Type:  Annual
      Ticker:  TXN                                                                   Meeting Date:  16-Apr-2009
        ISIN:  US8825081040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: J.R. ADAMS                          Mgmt          For                            For

1B     ELECTION OF DIRECTOR: D.L. BOREN                          Mgmt          For                            For

1C     ELECTION OF DIRECTOR: D.A. CARP                           Mgmt          For                            For

1D     ELECTION OF DIRECTOR: C.S. COX                            Mgmt          For                            For

1E     ELECTION OF DIRECTOR: D.R. GOODE                          Mgmt          For                            For

1F     ELECTION OF DIRECTOR: S.P. MACMILLAN                      Mgmt          For                            For

1G     ELECTION OF DIRECTOR: P.H. PATSLEY                        Mgmt          For                            For

1H     ELECTION OF DIRECTOR: W.R. SANDERS                        Mgmt          For                            For

1I     ELECTION OF DIRECTOR: R.J. SIMMONS                        Mgmt          For                            For

1J     ELECTION OF DIRECTOR: R.K. TEMPLETON                      Mgmt          For                            For

1K     ELECTION OF DIRECTOR: C.T. WHITMAN                        Mgmt          For                            For

02     BOARD PROPOSAL TO RATIFY THE APPOINTMENT OF               Mgmt          For                            For
       ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2009.

03     BOARD PROPOSAL TO APPROVE A TEXAS INSTRUMENTS             Mgmt          For                            For
       2009 LONG-TERM INCENTIVE PLAN.

04     BOARD PROPOSAL TO APPROVE A TEXAS INSTRUMENTS             Mgmt          For                            For
       2009 DIRECTOR COMPENSATION PLAN.

05     STOCKHOLDER PROPOSAL REGARDING SEPARATION OF              Shr           For                            Against
       ROLES OF CHAIRMAN AND CEO.

--------------------------------------------------------------------------------------------------------------------------
 TFS FINANCIAL CORPORATION                                                                   Agenda Number:  932992236
--------------------------------------------------------------------------------------------------------------------------
    Security:  87240R107                                                             Meeting Type:  Annual
      Ticker:  TFSL                                                                  Meeting Date:  26-Feb-2009
        ISIN:  US87240R1077
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ANTHONY J. ASHER                                          Mgmt          For                            For
       BERNARD S. KOBAK                                          Mgmt          Withheld                       Against
       MARIANNE PITERANS                                         Mgmt          Withheld                       Against

02     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE              Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY'S FISCAL YEAR ENDING SEPTEMBER
       30, 2009.

--------------------------------------------------------------------------------------------------------------------------
 THE CHARLES SCHWAB CORPORATION                                                              Agenda Number:  933022636
--------------------------------------------------------------------------------------------------------------------------
    Security:  808513105                                                             Meeting Type:  Annual
      Ticker:  SCHW                                                                  Meeting Date:  14-May-2009
        ISIN:  US8085131055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: NANCY H. BECHTLE                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: WALTER W. BETTINGER II              Mgmt          For                            For

1C     ELECTION OF DIRECTOR: C. PRESTON BUTCHER                  Mgmt          For                            For

02     STOCKHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS    Shr           For                            Against

03     STOCKHOLDER PROPOSAL REGARDING DEATH BENEFITS             Shr           For                            Against

04     STOCKHOLDER PROPOSAL REGARDING CORPORATE EXECUTIVE        Shr           For                            Against
       BONUS PLAN

--------------------------------------------------------------------------------------------------------------------------
 THE MCGRAW-HILL COMPANIES, INC.                                                             Agenda Number:  933015174
--------------------------------------------------------------------------------------------------------------------------
    Security:  580645109                                                             Meeting Type:  Annual
      Ticker:  MHP                                                                   Meeting Date:  29-Apr-2009
        ISIN:  US5806451093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       SIR MICHAEL RAKE                                          Mgmt          For                            For
       KURT L. SCHMOKE                                           Mgmt          For                            For
       SIDNEY TAUREL                                             Mgmt          For                            For

02     VOTE TO REAPPROVE PERFORMANCE GOALS UNDER OUR             Mgmt          For                            For
       2002 STOCK INCENTIVE PLAN.

03     VOTE TO RATIFY ERNST & YOUNG LLP AS OUR INDEPENDENT       Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

04     SHAREHOLDER PROPOSAL REQUESTING ELECTION OF               Shr           For                            Against
       EACH DIRECTOR ANNUALLY.

05     SHAREHOLDER PROPOSAL REQUESTING ADOPTION OF               Shr           For                            Against
       SIMPLE MAJORITY VOTE.

06     SHAREHOLDER PROPOSAL REQUESTING PUBLIC DISCLOSURE         Shr           For                            Against
       OF CORPORATE POLICIES AND PROCEDURES REGARDING
       POLITICAL CONTRIBUTIONS AND THE AMOUNT OF SUCH
       CONTRIBUTIONS.

07     SHAREHOLDER PROPOSAL REQUESTING ELECTION OF               Shr           For                            Against
       DIRECTORS BY MAJORITY VOTE.

08     SHAREHOLDER PROPOSAL REQUESTING ADOPTION OF               Shr           For                            Against
       POLICY REQUIRING CHAIRMAN TO BE INDEPENDENT
       DIRECTOR WHO HAS NOT PREVIOUSLY SERVED AS AN
       EXECUTIVE OFFICER OF THE COMPANY.

--------------------------------------------------------------------------------------------------------------------------
 THE PNC FINANCIAL SERVICES GROUP, INC.                                                      Agenda Number:  933014095
--------------------------------------------------------------------------------------------------------------------------
    Security:  693475105                                                             Meeting Type:  Annual
      Ticker:  PNC                                                                   Meeting Date:  28-Apr-2009
        ISIN:  US6934751057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: MR. BERNDT                          Mgmt          For                            For

1B     ELECTION OF DIRECTOR: MR. BUNCH                           Mgmt          For                            For

1C     ELECTION OF DIRECTOR: MR. CHELLGREN                       Mgmt          For                            For

1D     ELECTION OF DIRECTOR: MR. CLAY                            Mgmt          For                            For

1E     ELECTION OF DIRECTOR: MS. JAMES                           Mgmt          For                            For

1F     ELECTION OF DIRECTOR: MR. KELSON                          Mgmt          For                            For

1G     ELECTION OF DIRECTOR: MR. LINDSAY                         Mgmt          For                            For

1H     ELECTION OF DIRECTOR: MR. MASSARO                         Mgmt          For                            For

1I     ELECTION OF DIRECTOR: MS. PEPPER                          Mgmt          For                            For

1J     ELECTION OF DIRECTOR: MR. ROHR                            Mgmt          For                            For

1K     ELECTION OF DIRECTOR: MR. SHEPARD                         Mgmt          For                            For

1L     ELECTION OF DIRECTOR: MS. STEFFES                         Mgmt          For                            For

1M     ELECTION OF DIRECTOR: MR. STRIGL                          Mgmt          For                            For

1N     ELECTION OF DIRECTOR: MR. THIEKE                          Mgmt          For                            For

1O     ELECTION OF DIRECTOR: MR. USHER                           Mgmt          For                            For

1P     ELECTION OF DIRECTOR: MR. WALLS                           Mgmt          For                            For

1Q     ELECTION OF DIRECTOR: MR. WEHMEIER                        Mgmt          For                            For

02     APPROVAL OF THE PNC FINANCIAL SERVICES GROUP,             Mgmt          For                            For
       INC. EMPLOYEE STOCK PURCHASE PLAN AS AMENDED
       AND RESTATED AS OF JANUARY 1, 2009.

03     RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION           Mgmt          For                            For
       OF PRICEWATERHOUSECOOPERS LLP AS PNC'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

04     APPROVAL OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.   Mgmt          For                            For

05     A SHAREHOLDER PROPOSAL REGARDING EQUITY OWNERSHIP,        Shr           For                            Against
       IF PROPERLY PRESENTED BEFORE THE MEETING.

--------------------------------------------------------------------------------------------------------------------------
 THE TIMKEN COMPANY                                                                          Agenda Number:  933026242
--------------------------------------------------------------------------------------------------------------------------
    Security:  887389104                                                             Meeting Type:  Annual
      Ticker:  TKR                                                                   Meeting Date:  12-May-2009
        ISIN:  US8873891043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       JOSEPH W. RALSTON                                         Mgmt          Withheld                       Against
       JOHN P. REILLY                                            Mgmt          Withheld                       Against
       JOHN M. TIMKEN, JR.                                       Mgmt          Withheld                       Against
       JACQUELINE F. WOODS                                       Mgmt          Withheld                       Against

2      TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS THE INDEPENDENT AUDITOR FOR THE YEAR ENDING
       DECEMBER 31, 2009.

3      SHAREHOLDER PROPOSAL REQUESTING THAT THE COMPANY          Shr           For                            Against
       AMEND ITS ARTICLES OF INCORPORATION TO PROVIDE
       THAT DIRECTORS BE ELECTED BY AFFIRMATIVE VOTE
       OF THE MAJORITY OF VOTES CAST AT AN ANNUAL
       MEETING OF SHAREHOLDERS.

--------------------------------------------------------------------------------------------------------------------------
 THE WESTERN UNION COMPANY                                                                   Agenda Number:  933024820
--------------------------------------------------------------------------------------------------------------------------
    Security:  959802109                                                             Meeting Type:  Annual
      Ticker:  WU                                                                    Meeting Date:  13-May-2009
        ISIN:  US9598021098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF DIRECTOR: ROBERTO G. MENDOZA                  Mgmt          For                            For

02     ELECTION OF DIRECTOR: MICHAEL A. MILES, JR.               Mgmt          For                            For

03     ELECTION OF DIRECTOR: DENNIS STEVENSON                    Mgmt          For                            For

04     RATIFICATION OF SELECTION OF AUDITORS                     Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TITANIUM METALS CORPORATION                                                                 Agenda Number:  933057932
--------------------------------------------------------------------------------------------------------------------------
    Security:  888339207                                                             Meeting Type:  Annual
      Ticker:  TIE                                                                   Meeting Date:  11-May-2009
        ISIN:  US8883392073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KEITH R. COOGAN                                           Mgmt          For                            For
       GLENN R. SIMMONS                                          Mgmt          For                            For
       HAROLD C. SIMMONS                                         Mgmt          For                            For
       THOMAS P. STAFFORD                                        Mgmt          For                            For
       STEVEN L. WATSON                                          Mgmt          For                            For
       TERRY N. WORRELL                                          Mgmt          For                            For
       PAUL J. ZUCCONI                                           Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TORCHMARK CORPORATION                                                                       Agenda Number:  933016241
--------------------------------------------------------------------------------------------------------------------------
    Security:  891027104                                                             Meeting Type:  Annual
      Ticker:  TMK                                                                   Meeting Date:  30-Apr-2009
        ISIN:  US8910271043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DAVID L. BOREN                                            Mgmt          For                            For
       M. JANE BUCHAN                                            Mgmt          For                            For
       ROBERT W. INGRAM                                          Mgmt          For                            For
       PAUL J. ZUCCONI                                           Mgmt          For                            For

02     RATIFICATION OF AUDITORS                                  Mgmt          For                            For

03     AMENDMENT OF BY-LAWS TO PROVIDE FOR MAJORITY              Mgmt          For                            For
       VOTING FOR DIRECTORS AND ADVANCE NOTICE

--------------------------------------------------------------------------------------------------------------------------
 TRW AUTOMOTIVE HOLDINGS CORP.                                                               Agenda Number:  933037079
--------------------------------------------------------------------------------------------------------------------------
    Security:  87264S106                                                             Meeting Type:  Annual
      Ticker:  TRW                                                                   Meeting Date:  19-May-2009
        ISIN:  US87264S1069
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES F. ALBAUGH                                          Mgmt          Withheld                       Against
       ROBERT L. FRIEDMAN                                        Mgmt          Withheld                       Against
       J. MICHAEL LOSH                                           Mgmt          Withheld                       Against

02     THE RATIFICATION OF ERNST & YOUNG LLP, AN INDEPENDENT     Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM, TO AUDIT
       THE CONSOLIDATED FINANCIAL STATEMENTS OF TRW
       AUTOMOTIVE HOLDINGS CORP. FOR 2009.

03     THE APPROVAL OF AN AMENDMENT TO THE AMENDED               Mgmt          Against                        Against
       AND RESTATED TRW AUTOMOTIVE HOLDINGS CORP.
       2003 STOCK INCENTIVE PLAN (THE "PLAN") TO INCREASE
       THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN.

04     THE APPROVAL OF AN AMENDMENT TO THE PLAN TO               Mgmt          Against                        Against
       PERMIT A ONE-TIME STOCK OPTION EXCHANGE PROGRAM
       FOR EMPLOYEES OTHER THAN DIRECTORS, EXECUTIVE
       OFFICERS AND CERTAIN OTHER SENIOR EXECUTIVES.

--------------------------------------------------------------------------------------------------------------------------
 TYSON FOODS, INC.                                                                           Agenda Number:  932987716
--------------------------------------------------------------------------------------------------------------------------
    Security:  902494103                                                             Meeting Type:  Annual
      Ticker:  TSN                                                                   Meeting Date:  06-Feb-2009
        ISIN:  US9024941034
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DON TYSON                                                 Mgmt          For                            For
       JOHN TYSON                                                Mgmt          For                            For
       RICHARD L. BOND                                           Mgmt          For                            For
       LLOYD V. HACKLEY                                          Mgmt          Withheld                       Against
       JIM KEVER                                                 Mgmt          For                            For
       KEVIN M. MCNAMARA                                         Mgmt          Withheld                       Against
       BRAD T. SAUER                                             Mgmt          For                            For
       JO ANN R. SMITH                                           Mgmt          For                            For
       BARBARA A. TYSON                                          Mgmt          For                            For
       ALBERT C. ZAPANTA                                         Mgmt          Withheld                       Against

02     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP,             Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
       AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER
       3, 2009.

03     TO CONSIDER AND ACT UPON SHAREHOLDER PROPOSAL             Shr           Against                        For
       1 REGARDING DISCLOSURE OF GREENHOUSE EMISSIONS.

04     TO CONSIDER AND ACT UPON SHAREHOLDER PROPOSAL             Shr           Against                        For
       2 REGARDING USE OF GESTATION CRATES.

--------------------------------------------------------------------------------------------------------------------------
 UNISYS CORPORATION                                                                          Agenda Number:  932928522
--------------------------------------------------------------------------------------------------------------------------
    Security:  909214108                                                             Meeting Type:  Annual
      Ticker:  UIS                                                                   Meeting Date:  24-Jul-2008
        ISIN:  US9092141087
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.P. BOLDUC                                               Mgmt          For                            For
       JAMES J. DUDERSTADT                                       Mgmt          For                            For
       MATTHEW J. ESPE                                           Mgmt          For                            For
       DENISE K FLETCHER                                         Mgmt          For                            For
       CLAY B. LIFFLANDER                                        Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF INDEPENDENT              Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

--------------------------------------------------------------------------------------------------------------------------
 UNISYS CORPORATION                                                                          Agenda Number:  933051295
--------------------------------------------------------------------------------------------------------------------------
    Security:  909214108                                                             Meeting Type:  Annual
      Ticker:  UIS                                                                   Meeting Date:  28-May-2009
        ISIN:  US9092141087
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. EDWARD COLEMAN                                         Mgmt          For                            For
       LESLIE F. KENNE                                           Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF KPMG LLP AS              Mgmt          For                            For
       THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2009

03     AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION    Mgmt          For                            For
       TO (A) EFFECT A REVERSE STOCK SPLIT OF THE
       COMMON STOCK AT A REVERSE SPLIT RATIO OF BETWEEN
       1-FOR-5 AND 1-FOR-20, WHICH RATIO WILL BE SELECTED
       BY THE BOARD OF DIRECTORS, AND (B) DECREASE
       THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
       ON A BASIS PROPORTIONAL TO THE REVERSE SPLIT
       RATIO APPROVED BY THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------------------------------------------------
 UNITED STATES CELLULAR CORPORATION                                                          Agenda Number:  933054049
--------------------------------------------------------------------------------------------------------------------------
    Security:  911684108                                                             Meeting Type:  Annual
      Ticker:  USM                                                                   Meeting Date:  19-May-2009
        ISIN:  US9116841084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HARRY J. HARCZAK, JR.                                     Mgmt          For                            For

02     NON-EMPLOYEE DIRECTOR COMPENSATION PLAN.                  Mgmt          For                            For

03     U.S. CELLULAR'S 2005 LONG-TERM INCENTIVE PLAN,            Mgmt          For                            For
       AS AMENDED.

04     RATIFY ACCOUNTANTS FOR 2009.                              Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 UNUM GROUP                                                                                  Agenda Number:  933045862
--------------------------------------------------------------------------------------------------------------------------
    Security:  91529Y106                                                             Meeting Type:  Annual
      Ticker:  UNM                                                                   Meeting Date:  22-May-2009
        ISIN:  US91529Y1064
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: PAMELA H. GODWIN                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: THOMAS KINSER                       Mgmt          For                            For

1C     ELECTION OF DIRECTOR: A.S. MACMILLAN, JR.                 Mgmt          For                            For

1D     ELECTION OF DIRECTOR: EDWARD J. MUHL                      Mgmt          For                            For

02     THE RATIFICATION OF THE SELECTION OF ERNST &              Mgmt          For                            For
       YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 VISA INC.                                                                                   Agenda Number:  933002456
--------------------------------------------------------------------------------------------------------------------------
    Security:  92826C839                                                             Meeting Type:  Annual
      Ticker:  V                                                                     Meeting Date:  21-Apr-2009
        ISIN:  US92826C8394
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO ELECT HANI AL-QADI AS CLASS I DIRECTOR TO              Mgmt          Against                        Against
       SERVE UNTIL THE COMPANY'S 2011 ANNUAL MEETING.

1B     TO ELECT CHARLES T. DOYLE AS CLASS I DIRECTOR             Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2011 ANNUAL MEETING.

1C     TO ELECT PETER HAWKINS AS CLASS I DIRECTOR TO             Mgmt          For                            For
       SERVE UNTIL THE COMPANY'S 2011 ANNUAL MEETING.

1D     TO ELECT DAVID I. MCKAY AS CLASS I DIRECTOR               Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2011 ANNUAL MEETING.

1E     TO ELECT CHARLES W. SCHARF AS CLASS I DIRECTOR            Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2011 ANNUAL MEETING.

1F     TO ELECT SEGISMUNDO SCHULIN-ZEUTHEN AS CLASS              Mgmt          For                            For
       I DIRECTOR TO SERVE UNTIL THE COMPANY'S 2011
       ANNUAL MEETING.

2A     TO ELECT THOMAS J. CAMPBELL AS CLASS II DIRECTOR          Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2012 ANNUAL MEETING.

2B     TO ELECT GARY P. COUGHLAN AS CLASS II DIRECTOR            Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2012 ANNUAL MEETING.

2C     TO ELECT MARY B. CRANSTON AS CLASS II DIRECTOR            Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2012 ANNUAL MEETING.

2D     TO ELECT FRANCISCO JAVIER FERNANDEZ-CARBAJAL              Mgmt          For                            For
       AS CLASS II DIRECTOR TO SERVE UNTIL THE COMPANY'S
       2012 ANNUAL MEETING.

2E     TO ELECT SUZANNE NORA JOHNSON AS CLASS II DIRECTOR        Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2012 ANNUAL MEETING.

2F     TO ELECT JOSEPH W. SAUNDERS AS CLASS II DIRECTOR          Mgmt          For                            For
       TO SERVE UNTIL THE COMPANY'S 2012 ANNUAL MEETING.

03     TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE              Mgmt          For                            For
       COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 WABCO HOLDINGS INC.                                                                         Agenda Number:  933054520
--------------------------------------------------------------------------------------------------------------------------
    Security:  92927K102                                                             Meeting Type:  Annual
      Ticker:  WBC                                                                   Meeting Date:  28-May-2009
        ISIN:  US92927K1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES F. HARDYMON                                         Mgmt          For                            For
       MICHAEL T. SMITH                                          Mgmt          Withheld                       Against
       JOHN F. FIEDLER                                           Mgmt          Withheld                       Against

02     RATIFY THE SELECTION OF ERNST & YOUNG BEDRIJFSREVISOREN   Mgmt          For                            For
       BCVBA/REVISEURS D'ENTERPRISES SCCRL AS THE
       COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

03     APPROVE THE 2009 OMNIBUS INCENTIVE PLAN.                  Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 WARNER MUSIC GROUP CORP.                                                                    Agenda Number:  932993884
--------------------------------------------------------------------------------------------------------------------------
    Security:  934550104                                                             Meeting Type:  Annual
      Ticker:  WMG                                                                   Meeting Date:  23-Feb-2009
        ISIN:  US9345501046
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EDGAR BRONFMAN, JR.                                       Mgmt          Withheld                       Against
       SHELBY W. BONNIE                                          Mgmt          For                            For
       RICHARD BRESSLER                                          Mgmt          Withheld                       Against
       JOHN P. CONNAUGHTON                                       Mgmt          Withheld                       Against
       PHYLLIS E. GRANN                                          Mgmt          For                            For
       MICHELE J. HOOPER                                         Mgmt          For                            For
       SCOTT L. JAECKEL                                          Mgmt          Withheld                       Against
       SETH W. LAWRY                                             Mgmt          Withheld                       Against
       THOMAS H. LEE                                             Mgmt          Withheld                       Against
       IAN LORING                                                Mgmt          Withheld                       Against
       MARK NUNNELLY                                             Mgmt          Withheld                       Against
       SC0TT M. SPERLING                                         Mgmt          Withheld                       Against

02     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER
       30, 2009.

--------------------------------------------------------------------------------------------------------------------------
 WATSON PHARMACEUTICALS, INC.                                                                Agenda Number:  933045115
--------------------------------------------------------------------------------------------------------------------------
    Security:  942683103                                                             Meeting Type:  Annual
      Ticker:  WPI                                                                   Meeting Date:  08-May-2009
        ISIN:  US9426831031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD R. TAYLOR                                          Mgmt          For                            For
       ANDREW L. TURNER                                          Mgmt          For                            For
       JACK MICHELSON                                            Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE 2009 FISCAL YEAR.

--------------------------------------------------------------------------------------------------------------------------
 WEATHERFORD INTERNATIONAL LTD.                                                              Agenda Number:  932993389
--------------------------------------------------------------------------------------------------------------------------
    Security:  G95089101                                                             Meeting Type:  Special
      Ticker:  WFT                                                                   Meeting Date:  17-Feb-2009
        ISIN:  BMG950891017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE SCHEME OF ARRANGEMENT ATTACHED            Mgmt          For                            For
       TO THE ACCOMPANYING PROXY STATEMENT AS ANNEX
       B.

02     APPROVAL OF THE MOTION TO ADJOURN THE MEETING             Mgmt          For                            For
       TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES
       IF THERE ARE INSUFFICIENT VOTES AT THE TIME
       OF THE MEETING TO APPROVE THE SCHEME OF ARRANGEMENT.

--------------------------------------------------------------------------------------------------------------------------
 WHITING PETROLEUM CORPORATION                                                               Agenda Number:  933026177
--------------------------------------------------------------------------------------------------------------------------
    Security:  966387102                                                             Meeting Type:  Annual
      Ticker:  WLL                                                                   Meeting Date:  05-May-2009
        ISIN:  US9663871021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES J. VOLKER                                           Mgmt          For                            For
       WILLIAM N. HAHNE                                          Mgmt          For                            For
       GRAYDON D. HUBBARD                                        Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE          Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

--------------------------------------------------------------------------------------------------------------------------
 WILLIAMS-SONOMA, INC.                                                                       Agenda Number:  933045557
--------------------------------------------------------------------------------------------------------------------------
    Security:  969904101                                                             Meeting Type:  Annual
      Ticker:  WSM                                                                   Meeting Date:  22-May-2009
        ISIN:  US9699041011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       W. HOWARD LESTER                                          Mgmt          For                            For
       ADRIAN D.P. BELLAMY                                       Mgmt          Withheld                       Against
       PATRICK J. CONNOLLY                                       Mgmt          For                            For
       ADRIAN T. DILLON                                          Mgmt          For                            For
       ANTHONY A. GREENER                                        Mgmt          Withheld                       Against
       TED W. HALL                                               Mgmt          Withheld                       Against
       MICHAEL R. LYNCH                                          Mgmt          For                            For
       RICHARD T. ROBERTSON                                      Mgmt          Withheld                       Against
       DAVID B. ZENOFF                                           Mgmt          For                            For

2      RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING JANUARY 31, 2010.

3      A SHAREHOLDER PROPOSAL RECOMMENDING THAT THE              Shr           For                            Against
       BOARD ADOPT A POLICY TO APPOINT, WHENEVER POSSIBLE,
       AN INDEPENDENT DIRECTOR WHO HAS NOT PREVIOUSLY
       SERVED AS ONE OF OUR EXECUTIVE OFFICERS TO
       SERVE AS CHAIRMAN.

--------------------------------------------------------------------------------------------------------------------------
 WYNDHAM WORLDWIDE CORPORATION                                                               Agenda Number:  933029616
--------------------------------------------------------------------------------------------------------------------------
    Security:  98310W108                                                             Meeting Type:  Annual
      Ticker:  WYN                                                                   Meeting Date:  12-May-2009
        ISIN:  US98310W1080
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       STEPHEN P. HOLMES                                         Mgmt          For                            For
       MYRA J. BIBLOWIT                                          Mgmt          For                            For
       PAULINE D.E. RICHARDS                                     Mgmt          For                            For

2      TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS WYNDHAM WORLDWIDE CORPORATION'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

3      TO APPROVE THE AMENDMENT AND RESTATEMENT OF               Mgmt          For                            For
       THE WYNDHAM WORLDWIDE CORPORATION 2006 EQUITY
       AND INCENTIVE PLAN PRIMARILY FOR PURPOSES OF
       SECTION 162(M) OF THE INTERNAL REVENUE CODE.

4      SHAREHOLDER PROPOSAL NO. 1 - CONCERNING SEVERANCE         Shr           For                            Against
       AGREEMENTS.

5      SHAREHOLDER PROPOSAL NO. 2 - CONCERNING INDEPENDENT       Shr           For                            Against
       CHAIRMAN OF THE BOARD.

* Management position unknown

VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------------------------
 AMERICA MOVIL, S.A.B. DE C.V.                                                               Agenda Number:  933052730
--------------------------------------------------------------------------------------------------------------------------
    Security:  02364W105                                                             Meeting Type:  Annual
      Ticker:  AMX                                                                   Meeting Date:  20-Apr-2009
        ISIN:  US02364W1053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      APPOINTMENT OR, AS THE CASE MAY BE, REELECTION            Mgmt          For                            *
       OF THE MEMBERS OF THE BOARD OF DIRECTORS OF
       THE COMPANY THAT THE HOLDERS OF THE SERIES
       "L" SHARES ARE ENTITLED TO APPOINT. ADOPTION
       OF RESOLUTION THEREON.

II     APPOINTMENT OF DELEGATES TO EXECUTE AND, IF               Mgmt          For                            *
       APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED
       BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.

--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701760072
--------------------------------------------------------------------------------------------------------------------------
    Security:  N05252106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  25-Nov-2008
        ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting

2.     Approve the Management Board on changing the              Mgmt          For                            For
       Company seat from Amsterdam to Poland

3.     Amend the Articles of Association                         Mgmt          For                            For

4.     Authorize the Management Board to sign the changes        Mgmt          For                            For
       in the Articles of Association

5.     Closing of the meeting                                    Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701761935
--------------------------------------------------------------------------------------------------------------------------
    Security:  N05252106                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  26-Nov-2008
        ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting

2.     Approve the Management Board on moving of Amrest's        Mgmt          For                            For
       Headquarter from Amsterdam, Netherlands to
       Wroclaw, Poland

3.     Approve the change of Company's statute according         Mgmt          For                            For
       to appendix A3 to the plan of moving the Headquarter
       on condition of prior registration of Headquarter
       in Poland

4.     Authorize the Members of Management Board as              Mgmt          For                            For
       well as each of lawyers from Houthoff Buruma
       N V Company to apply to the ministry of justice
       in Netherlands for non objection certificate
       and to signing act which changes Company's
       statute

5.     Closing of the meeting                                    Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 AMREST HOLDINGS NV, AMSTERDAM                                                               Agenda Number:  701907214
--------------------------------------------------------------------------------------------------------------------------
    Security:  N05252106                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  NL0000474351
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Non-Voting

2.     Elect the Chairman                                        Mgmt          For                            For

3.     Approve the drawing up the attendance list                Mgmt          For                            For

4.     Approve to verify the validity the conveying              Mgmt          For                            For
       the general meeting and its authority to adopt
       resolutions

5.     Adopt the agenda                                          Mgmt          For                            For

6.     Adopt the By-laws of the general meeting                  Mgmt          For                            For

7.     Receive the Management Board report of the Company        Mgmt          For                            For
       and Amrest Group activities

8.     Approve the financial statement of the Company            Mgmt          For                            For
       and consolidated financial statement of the
       Amrest Group

9.     Receive the Supervisory Board report for 2008             Mgmt          For                            For

10.A   Receive and approve the Management Board report           Mgmt          For                            For
       of the Company and Amrest Group activities

10.B   Approve the financial statement of the Company            Mgmt          For                            For
       and consolidated financial statement of the
       Amrest Group

11.    Adopt the resolution releasing the Members of             Mgmt          For                            For
       the Management Board and the Supervisory Board
       from their Duties

12.    Adopt the resolutions changing the composition            Mgmt          For                            For
       of the Supervisory Board

13.    Approve the Management Board decision regarding           Mgmt          For                            For
       adoption of the International financial reporting
       standard in stand alone financial statement
       of the Company

14.    Closing of the meeting                                    Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 ANHANGUERA EDUCACIONAL  PARTICIPACOES S A                                                   Agenda Number:  701916061
--------------------------------------------------------------------------------------------------------------------------
    Security:  P0355L123                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  04-May-2009
        ISIN:  BRAEDUCDAM18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INXS TO VOTE
       ON THIS ITEM IS RECEIVED WITHOUT A CANDIDATE'S
       NAME, YOUR VOTE WILL BE PROCESSED IN FAVOR
       OR AGAINST OF THE DEFAULT COMPANY'S CANDIDATE.
       THANK YOU.

1.     Acknowledge the Directors' accounts, to examine,          Mgmt          For                            For
       discuss and approve the Company's consolidated
       financial statements for the FYE 31 DEC 2008

2.     Elect the Members of the Board of Directors               Mgmt          For                            For

3.     Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors and Directors for the FYE
       2009

4.     Approve the destination of the YE results of              Mgmt          For                            For
       2008 and the distribution of dividends

5.     Approve to install the Finance Committee and              Mgmt          For                            For
       set their remuneration

--------------------------------------------------------------------------------------------------------------------------
 ANHANGUERA EDUCACIONAL  PARTICIPACOES S A                                                   Agenda Number:  701916073
--------------------------------------------------------------------------------------------------------------------------
    Security:  P0355L123                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  04-May-2009
        ISIN:  BRAEDUCDAM18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES ''IN FAVOR'' AND ''AGAINST"        Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

I.     Ratify the acquisition: A) Sociedade Educacional          Mgmt          For                            For
       Caxias Do Sul Ltda Kantum; B) Sociedade Educacional
       Centro America Ltda. Facam; C) Centro De Ensino
       Superior De Rondonopolis Sa Ltda Cesur; D)
       Sociedade Brasileira De Ensino Superior Ltda
       Fabrai; E) Sbcec Sociedade Brasil Central De
       Educacao E Cultura SS Ltda Sbcec; F) Soesc
       Sociedade Educacional Sul Sancaetanense Ss
       Ltda Soesc; G) Centro De Ensino Unificado De
       Taguat Inga Ltda Fast; H) Pioneira Educacional
       Ltda Pioneira; I) Instituicao De Ensino De
       Sertaozinho Ltda, Fasert; J) Editora Microlins
       Ltda, Former Corporate Name of Escola De Profissoes
       S.A. Microlins; K) Lfg Business E Participacoes
       Ltda, Lfg; L) Colegio Universitario De Taboao
       Da Serra Ltda Epp Colegio; M) Colegio Universitario
       Taboao Ensino Fundamental Ltda Epp Colegio
       II; N) Cursinho Universitario Taboao Da Serra
       Sociedade Simples Ltda Cursinho; O) EM Colegio
       Universitario De Taboao Da Serra Ltda Epp EM
       Colegio; P) Escola De Educacao Infantil Universitario
       Junior Taboao Da Serra Ltda Escola, in compliance
       with that which is provided for in Article
       256 of Law Number 6.404/76

II.    Approve to decide regarding the proposal for              Mgmt          For                            For
       the amendment of Article 5 of the Corporate
       By-Laws as a function of the capital in crease
       resolved on at the meeting o f the Board of
       Directors held on 10 OCT 2008, and rectified
       and ratified and ratified at a meeting of the
       Board of Director held on 03 MAR 2009

III.   Approve to decide regarding the proposal for              Mgmt          For                            For
       the amendment of Articles 10, 11 and 17 of
       the Corporate By-Laws, having as an objective
       A to establish additional controls for the
       potential conduct of transactions with derivative
       instruments Article 10, and B to increase the
       number of Officers and the manner of representation
       of the Company Articles 11 and 17

IV.    Approve to examine and decide regarding the               Mgmt          For                            For
       proposal from the Management for the conversion
       of up to 45,000,000 common shares issued by
       the Company into preferred shares, in the proportion
       of 1 preferred share for each common share,
       in accordance with the terms and conditions
       stated in the mentioned proposal

--------------------------------------------------------------------------------------------------------------------------
 ANHANGUERA EDUCACIONAL PARTICIPACOES SA, BRAZIL                                             Agenda Number:  701684032
--------------------------------------------------------------------------------------------------------------------------
    Security:  P0355L123                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  05-Sep-2008
        ISIN:  BRAEDUCDAM18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Ratify the acquisition A of Educar Institution            Mgmt          For                            For
       Educacional S/S LTDA; Educar, B of Intesc Instituto
       Techonologico De Educacao Superior E Pesquisa
       De Santa Catarina LTDA; Intesc, C of Sociedade
       Educacional Garra LTDA; Garra, D of Sesla Sociedade
       Educacional De Ensino Superior Do Lago LTDA;
       Sesla and E of Sociedade De Ensino Superior
       Itapeceri CA DA Serra S/S LTDA; Aesis, in compliance
       with that which is provided for in Article
       256 of Law Number 6404/76

2.     Ratify the appointment of KPMG Auditors Independents,     Mgmt          For                            For
       a Company registered with tax payer ID Number
       CNPJ/MF 57.755.217/0001 29 and with the Regional
       Accounting Council CRC under Number 2SP014428
       O 6 and at the Securities Commission under
       Number 4189, with its head headquarters at
       Rua Renato Paes De Barros 33,04530 904, in
       the city of Sao Paulo, state of Sao Paulo KPMG,
       a specialized Company responsible for the evaluation
       of the book net worth of Pendipi Participacoes
       LTD a Limited Business Company with its headquarters
       at Rua Coronel Abilio Soares No. 163, room
       3, Centro, CEP 09020 260, in the municipality
       of Santo Andre, state of Sao Paulo, with taxpayer
       ID Number CNPJ/MF 07.110.464 0001 08, Pendipi,
       Javelini Participacoes LTDA., a Limited Business
       Company with its headquarters at Rua Coronel
       Abilio Soares No. 163, room 5, Centro, CEP
       09020260, in the municipality of Santo Andre,
       state of Sao Paulo, with tax payer ID Number
       CNPJ/MF 07.265.347 0001 05, Javelini, Tipori
       Particip LTDA., a Limited Business Company
       with its headquarters at Rua Coronel Abilio
       Soares No. 163, room 2, Centro, CEP 09020 260,
       in the municipality of Santo Andre, state of
       Sao Paulo, with taxpayer ID Number CNPJ/MF
       07.267.409/0001 18, Tipori and uniarte Participacoes
       LTDA., a Limited Business Company with its
       headquarters at Rua Coronel Abilio Soares No.
       163, room 6, Centro, CEP 09020260, in the municipality
       of Santo Andre, state of Sao Paulo, with taxpayer
       ID Number CNPJ/MF 07.117.011 0001 13, Uniarte
       and the preparation of the respective valuation
       reports of the book net worth of Pendipi, Javelini,
       Tipori and Uniarte valuation report

3.     Approve the valuation reports                             Mgmt          For                            For

4.     Approve to decide regarding the protocols and             Mgmt          For                            For
       justifications of merger of Pendipi, Javelini,
       Tipori and Uniarte by the Company, entered
       into between the Administrations of the Company
       and of Pendipi, Javelini, Tipori and Uniarte
       on 05 AUG 2008 protocols

5.     Approve to decide regarding the merger of the             Mgmt          For                            For
       entirety of the assets of Pendipi, Javelini,
       Tipori and Uniarte into the Company Mergers,
       in accordance with the terms and conditions
       established in the protocols

6.     Authorize the Administrators of the Company               Mgmt          For                            For
       to do all of the acts and to take all of the
       measures necessary for the implementation and
       formalization of the Mergers

7.     Approve to re-ratify the minutes of the EGM               Mgmt          For                            For
       of the Company, held on 29 APR 2008, amend
       the wording of the main part of the Article
       5 of the Corporate ByLaws in regard to the
       statement of the share capital of the Company,
       registering that all of the acts done after
       the date of 12 APR 2007, must consider this
       re ratification of the share capital of the
       Company

--------------------------------------------------------------------------------------------------------------------------
 AWEA MECHANTRONIC CO LTD                                                                    Agenda Number:  701881270
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y0486W105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  16-Jun-2009
        ISIN:  TW0001530004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 551637 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    To report the 2008 business operations                    Mgmt          For                            For

A.2    To report the 2008 audited reports                        Mgmt          For                            For

A.3    To report the status of endorsement and guarantee         Mgmt          For                            For

A.4    To report the establishment for the rules of              Mgmt          For                            For
       the Board meeting

A.5    To report the status of Merger                            Mgmt          For                            For

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 0.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 100 for
       1,000 shares held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.6    Extraordinary Motions                                     Mgmt          For                            Against

--------------------------------------------------------------------------------------------------------------------------
 BAIDU.COM INC.                                                                              Agenda Number:  932981156
--------------------------------------------------------------------------------------------------------------------------
    Security:  056752108                                                             Meeting Type:  Annual
      Ticker:  BIDU                                                                  Meeting Date:  16-Dec-2008
        ISIN:  US0567521085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     RESOLUTION AS SET OUT IN PARAGRAPH 1 OF NOTICE            Mgmt          For                            *
       OF ANNUAL GENERAL MEETING REGARDING THE COMPANY'S
       REPURCHASE OF ITS OWN SHARES.

02     THE RESOLUTION AS SET OUT IN PARAGRAPH 2 OF               Mgmt          For                            *
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE AMENDMENT OF THE COMPANY'S ARTICLES OF
       ASSOCIATION.

03     THE RESOLUTION AS SET OUT IN PARAGRAPH 3 OF               Mgmt          For                            *
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE CHANGE OF THE COMPANY'S NAME.

04     THE RESOLUTION AS SET OUT IN PARAGRAPH 4 OF               Mgmt          For                            *
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE ADOPTION OF AN AMENDED AND RESTATED MEMORANDUM
       AND ARTICLES OF ASSOCIATION.

05     THE RESOLUTION AS SET OUT IN PARAGRAPH 5 OF               Mgmt          For                            *
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE AMENDMENT OF THE COMPANY'S 2000 OPTION
       PLAN.

06     THE RESOLUTION AS SET OUT IN PARAGRAPH 6 OF               Mgmt          For                            *
       THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
       THE ADOPTION OF THE COMPANY'S 2008 SHARE INCENTIVE
       PLAN.

--------------------------------------------------------------------------------------------------------------------------
 BEIJING DEVELOPMENT (HONG KONG) LTD                                                         Agenda Number:  701661476
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y0769W103                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  30-Jul-2008
        ISIN:  HK0154000803
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the agreement in respect               Mgmt          For                            For
       of the sale and purchase of shares in China
       Information Technology Development Limited
       [CIT] [the Disposal Agreement] entered into
       between Prime Technology Group Limited [Prime]
       and Mr. Wang Zhenyu, an Executive Director
       and the Chief Executive Director of CIT and
       also an Executive Director and the General
       Manager of Beijing Enterprises Unicard Company
       Limited, a non wholly-owned subsidiary of the
       Company, on 24 JUN 2008, pursuant to which,
       among others, Prime has conditionally agreed
       to sell to Mr. Wang Zhenyu, 600 Million existing
       shares of HKD 0.01 each of CIT, representing
       approximately 9.24% of the entire issued share
       capital of CIT, [as specified] the terms thereof,
       the execution and delivery thereof by Prime
       and the performance and implementation of the
       transactions contemplated thereunder; authorize
       any 1 Director of Prime, for and on behalf
       of Prime, to do all such further acts and things
       and execute all such further documents and
       take all steps which in his opinion may be
       necessary, desirable or expedient to implement
       and/or give effect to the terms of, and all
       transactions contemplated under, the Disposal
       Agreement and amend thereto as such the Director
       may consider necessary, desirable or expedient;
       and approve the affixing of the common seal
       of Prime to any instrument or document in the
       presence of any 1 Director of Prime as may
       be required for any of the above purposes

2.     Approve, subject to and conditional upon the              Mgmt          Against                        Against
       Listing Committee of The Stock Exchange of
       Hong Kong Limited granting the approval for
       the listing of, and permission to, deal in
       the shares of HKD 1.00 each [Shares] in the
       share capital of the Company to be issued pursuant
       to the exercise of share options which may
       be granted under the Refreshed Limit [as specified],
       that the existing scheme mandate limit [Scheme
       Mandate Limit] under the Share Option Scheme
       [Share Option Scheme] of the Company adopted
       pursuant to the resolution of the shareholders
       of the Company passed on 18 JUN 2001, be refreshed
       so that the aggregate nominal amount of share
       capital to be allotted and issued pursuant
       to the grant or exercise of any share options
       under the Share Option Scheme and any other
       schemes of the Company [excluding share options
       previously granted, outstanding, cancelled,
       lapsed or exercised under the Share Option
       Scheme and any other schemes of the Company]
       shall not exceed 10% , of the aggregate nominal
       amount of the share capital of the Company
       in issue on the date of passing this resolution
       [Refreshed Limit]; and authorize the Directors
       of the Company to grant share options up to
       the Refreshed Limit and to exercise all the
       powers of the Company to allot, issue and,
       deal with the Shares pursuant to the exercise
       of such share options

3.     Approve the grant of the share options to Messrs          Mgmt          Against                        Against
       E Meng, Li Kangying, Wang Yong, Cao Wei and
       Ng Kong Fat, who are the Executive Directors
       of the Company, and the Employees [as specified],
       pursuant to the Share Option Scheme of the
       Company adopted on 18 JUN 2001 which would
       entitle them, upon full exercise thereof, to
       subscribe for 3,000,000 shares, 2,800,000 shares,
       1,000,000 shares, 2,300,000 shares, 1,500,000
       shares and 2,400,000 shares of the Company
       respectively, on terms specified in the Circular;
       and authorize the Directors of the Company
       [or an appointed committee thereof], other
       than Messrs E Meng, Li Kangying, Wang Yong,
       Cao Wei and Ng Kong Fat, to do all such acts
       all may be necessary or expedient in order
       to give full effect to such grant of share
       options

--------------------------------------------------------------------------------------------------------------------------
 BEIJING DEVELOPMENT (HONG KONG) LTD                                                         Agenda Number:  701968933
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y0769W103                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  30-Jun-2009
        ISIN:  HK0154000803
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE. THANK YOU

1.     Receive and approve the audited financial statements,     Mgmt          For                            For
       the report of the Directors and the Independent
       Auditors' report for the YE 31 DEC 2008

2.     Re-elect Mr. E. Meng as a Director                        Mgmt          Against                        Against

3.     Re-elect Mr. Yan Qing as a Director                       Mgmt          Against                        Against

4.     Re-elect Mr. Ng Kong Fat, Brian as a Director             Mgmt          Against                        Against

5.     Re-elect Dr. Jin Lizuo as a Director                      Mgmt          Against                        Against

6.     Authorize the Board to fix the Directors' remuneration    Mgmt          Against                        Against

7.     Re-appoint Messrs. Ernst & Young as the Independent       Mgmt          For                            For
       Auditors of the Company and authorize the Board
       to fix their remuneration

8.     Authorize the Directors, subject to this resolution,      Mgmt          Against                        Against
       to allot, issue and deal with additional shares
       of the Company and to allot, issue or grant
       securities convertible into such shares or
       options, warrants or similar rights to subscribe
       for any shares of the Company or such convertible
       securities and to make or grant offers, agreements
       and options during and after the relevant period,
       not exceeding 20% of the aggregate nominal
       amount of the issued share capital of the Company
       in issue at the date of passing this resolution,
       otherwise than pursuant to: i) a rights issue;
       or ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which
       are convertible into shares of the Company;
       or iii) the exercise of the subscription rights
       under options granted under any option scheme
       or similar arrangement for the time being adopted
       for the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of shares of the Company or rights to acquire
       shares of the Company; or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares of the Company in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Articles of Association
       of the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company;
       or the expiration of the period within which
       the next AGM of the Company is required by
       any applicable Law or the Articles of Association
       of the Company to be held]

9.     Authorize the Directors, subject to this resolution,      Mgmt          For                            For
       to repurchase on The Stock Exchange of Hong
       Kong Limited [the Stock Exchange] or any other
       Stock Exchange on which the securities of the
       Company may be listed and recognized by the
       Securities and Futures Commission of Hong Kong
       and the Stock Exchange for this purpose, shares
       of the Company, subject to and in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on the Stock Exchange as amended from time
       to time, shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing this resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable Law
       or the Articles of Association of the Company
       to be held]

10.    Approve, conditional upon the passing of Resolutions      Mgmt          Abstain                        Against
       8 and 9 as specified, to increase the aggregate
       nominal amount of the share capital of the
       Company which may be allotted or agreed conditionally
       or unconditionally by the Directors pursuant
       to and in accordance with the mandate granted
       under Ordinary Resolution 8 as specified and
       extended by the addition thereto of the aggregate
       nominal amount of the shares of the Company
       which may be repurchased by the Company pursuant
       to and in accordance with mandate granted under
       Ordinary Resolution 9 as specified, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital of the Company in issue
       at the date of the passing of this resolution

--------------------------------------------------------------------------------------------------------------------------
 BIDVEST GROUP LTD                                                                           Agenda Number:  701711625
--------------------------------------------------------------------------------------------------------------------------
    Security:  S1201R162                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  02-Oct-2008
        ISIN:  ZAE000117321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the pro rata offer by Bidvest to Nampak
       ordinary shareholders (proposed pro rata offer)
       becoming unconditional (save for any suspensive
       conditions relating to the passing of this
       resolution), by way of a specific approval
       in terms of section 221 of the Companies Act
       1973 (Act 61 of 1973), as amended, to allot
       and issue to the Nampak ordinary shareholders,
       an aggregate number of Bidvest ordinary shares
       to fulfill its obligations in terms of such
       proposed pro rata offer subject to a maximum
       of 22 million Bidvest ordinary shares being
       issued pursuant to this resolution; approve
       that, notwithstanding anything to the contrary
       contained in the Articles of Association of
       the Company, there shall be no obligation on
       the Company to offer to its existing shareholders
       pro rata to their respective shareholdings
       in Bidvest any of the Bidvest ordinary shares
       which it is authorized to issue in terms of
       this ordinary resolution

--------------------------------------------------------------------------------------------------------------------------
 BIDVEST GROUP LTD                                                                           Agenda Number:  701743684
--------------------------------------------------------------------------------------------------------------------------
    Security:  S1201R162                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  17-Nov-2008
        ISIN:  ZAE000117321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive, approve and adopt the audited financial          Mgmt          For                            For
       statements of the Company and the Group for
       the EY 30 JUN 2008, together with the reports
       of the Directors and the Auditors

2.     Approve the Non-Executive Directors' remuneration         Mgmt          For                            For
       for the year ending 30 JUN 2009; Chairman:
       ZAR 490,000 per annum; Board Members: ZAR 33,000
       per annum plus ZAR 11,000 per meeting, Alternate
       Directors ZAR 16,500 per annum plus ZAR 11,000
       per meeting if attended in place of the nominated
       Director; Audit Committee Chairman ZAR 100,000
       per annum plus ZAR 25,000 per meeting, Audit
       Committee Member ZAR 36,000 per annum plus
       ZAR 15,000 per meeting, Remuneration Committee
       Chairman ZAR 50,000 per annum plus ZAR15 000
       per meeting, Remuneration Committee Member
       ZAR 15,000 per meeting, Nominations Committee
       Chairman ZAR 33, 000 per annum plus ZAR 11,000
       per meeting, Nominations Committee Member ZAR
       11,000 per meeting, Acquisitions Committee
       Chairman ZAR 40,000 per annum plus ZAR 11,000
       per meeting, Acquisitions Committee Member
       ZAR 11,000 per meeting, Risk Committee Chairman
       ZAR 50,000 per annum plus ZAR 15,000 per meeting,
       Risk Committee Member ZAR11,000 per meeting,
       Transformation Committee Chairman ZAR 15,000
       per annum plus ZAR 11,000 per meeting, Transformation
       Committee Member ZAR 11,000 per meeting; Other
       Services, to be approved by the Chief Executive
       up to a maximum in aggregate of ZAR 4 million
       per annum

3.     Re-appoint Deloitte and Touche as the Auditors            Mgmt          For                            For

4.S.1  Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of a general approval, to acquire ordinary
       shares issued by the Company, in terms of sections
       85(2) and 85(3) of the Companies Act, No 61
       of 1973 [as amended] and in terms of the rules
       and requirements of the JSE Limited [the JSE],
       being that: any such acquisition of ordinary
       shares shall be effected through the order
       book operated by the JSE trading system and
       done without any prior understanding or arrangement;
       [Authority expires earlier of the Company's
       next AGM, or 15 months from the date of passing
       of this Special Resolution Number 1]; an announcement
       will be published as soon as the Company or
       any of its subsidiaries has acquired ordinary
       shares constituting, on a cumulative basis
       3% of the number of ordinary shares in issue
       prior to the acquisition pursuant to which
       the aforesaid 3% threshold is reached, and
       for each 3% in aggregate acquired thereafter,
       containing full details of such acquisitions;
       acquisitions of shares in aggregate in any
       1 FY may not exceed 20% of the Company's ordinary
       issued share capital as at the date of passing
       of this Special Resolution Number 1; in determining
       the price at which ordinary shares issued by
       the Company are acquired by it or any of its
       subsidiaries in terms of this general authority,
       the maximum premium at which such ordinary
       shares may be acquired will be 10% of the weighted
       average of the market value at which such ordinary
       shares are traded on the JSE over the 5 business
       days immediately preceding the date of repurchase
       of such ordinary shares by the Company or any
       of its subsidiaries; authorize the Company
       by its Articles of Association; at any 1 point
       in time, the Company may only appoint 1 agent
       to effect any repurchase on the Company's behalf;
       the Company's sponsor must confirm the adequacy
       of the Company's working capital for purposes
       of undertaking the repurchase of shares in
       writing to the JSE before entering the market
       to proceed with the repurchase; the Company
       remaining in compliance with the minimum shareholder
       spread requirements of the JSE listing requirements;
       and the Company and/or its subsidiaries not
       repurchasing any shares during a prohibited
       period as defined by the JSE listing requirements
       , unless a repurchase programme is in place
       where dates and quantities of shares to be
       traded during the prohibited period are fixed,
       and full details of the programme have been
       disclosed in an announcement over SENS prior
       to the commencement of the prohibited period:
       the reason for and effect of special resolution
       number 1 is to grant the Company a general
       authority in terms of the Companies Act and
       the JSE listing requirements for the repurchase
       by the Company, or a subsidiary of the Company,
       of the Company's shares

5.O.1  Authorize the Directors, to place 30 million              Mgmt          For                            For
       of the unissued shares of the Company under
       the control of the Directors, subject to the
       requirements of the JSE, to allot and issue
       up to 30 million shares in the authorized,
       but unissued share capital of the Company at
       such times, at such prices and for such purposes
       as they may determine, at their discretion,
       after setting aside so many shares as may be
       required to be allotted and issued pursuant
       to the Company's Employee Share Option Scheme

5.O.2  Authorize the Directors, that subject to the              Mgmt          For                            For
       passing of Ordinary Resolution Number 1 and
       in terms of the JSE Listing Requirements, to
       issue up to 30 million ordinary shares for
       cash, representing a class of share already
       in issue or, where this is not the case, must
       be limited to such shares or rights that are
       convertible into a class already in issue as
       and when suitable opportunities arise, subject
       to the following conditions, inter alia: [Authority
       expires earlier of the next AGM or 15 months
       from the date of this AGM]; that a press announcement
       giving full details, including the impact on
       net asset value and earnings per share, will
       be published at the time of any issue representing,
       on a cumulative basis within 1 year, 5% or
       more of the number of shares in issue prior
       to the issue/s; that the shares must be issued
       to public shareholders and not to related parties;
       that any issue in the aggregate in any 1 year
       shall not exceed 30 million of shares of the
       Company's issued ordinary share capital; and
       that, in determining the price at which an
       issue of shares will be made in terms of this
       authority, the maximum discount permitted will
       be 10% of the weighted average traded price
       of the shares over the 30 days prior to the
       date that the price of the issue is determined
       or agreed to by the Directors; in the event
       that shares have not traded in the said 30
       day period a ruling will be obtained from the
       Committee of the JSE; subject to the approval
       of the general authority proposed in terms
       of this Ordinary Resolution Number 2, and in
       terms of the listings requirements, shareholders
       by their approval of this resolution, grant
       a waiver of any pre-emptive rights to which
       ordinary shareholders may be entitled in favor
       of the Directors for the allotment and issue
       of ordinary shares in the share capital of
       the Company for cash other than in the normal
       course by way of a rights offer or a claw back
       offer or pursuant to the company's share schemes
       or acquisitions utilizing such shares as currency
       to discharge the purchase consideration, the
       proposed resolution to issue up to 30 million
       ordinary shares represents approximately 9%
       of the issued share capital of the Company
       at the date of this notice, the approval of
       a 75% majority of the votes cast by shareholders
       present or represented by proxy at the meeting
       is required for Ordinary Resolution Number
       2 to become effective

5.O.3  Approve, that the Directors of the Company shall          Mgmt          For                            For
       be entitled to pay by way of a pro rata reduction
       of share capital or share premium, in lieu
       of a dividend, an amount equal to the amount
       which the Directors of the Company would have
       declared and paid out of profits in respect
       of the Company's interim and final dividends
       for the FYE 30 JUN 2009; in terms of paragraph
       5.86 of the JSE listing requirements, any general
       payment will not exceed 20% of the Company's
       issued share capital; [Authority Expires earlier
       of the Company's next AGM or 15 months from
       the date of passing of this Ordinary Resolution
       Number 3]; before entering the market to effect
       the general repurchase [special resolution
       1] and also the general payment [ordinary resolution
       3], the Directors, having considered the effects
       of the repurchase of the maximum number of
       ordinary shares in terms of the afore going
       general authority and the general payment,
       will ensure that for a period of 12 months
       after the date of the notice of AGM; the Company
       and the Group will be able, in the ordinary
       course of business to pay its debts; the assets
       of the Company and the Group, fairly valued
       in accordance with international financial
       reporting standards, will exceed the liabilities
       of the Company and the Group; and the Company
       and the Group's ordinary share capital, reserves
       and working capital will be adequate for ordinary
       business purposes

5.O.4  Approve, that the Bidvest Conditional Share               Mgmt          For                            For
       Plan 2008 [the CSP Scheme], details of which
       are as specified; authorize the Directors of
       the Company to take all such steps as may be
       necessary for the establishment and carrying
       into effect of the CSP Scheme, including the
       allotment and issue of ordinary shares in the
       capital of the Company on the terms and conditions
       as specified in the CSP Scheme, to participants
       of the CSP Scheme, including Directors of the
       Company be and is hereby approved; adopt, the
       reason for Ordinary Resolution Number 4 is
       the Directors of the Company consider it to
       be in the best interests of the Company that
       a new Share Incentive Scheme so as to ensure
       that appropriate incentives are granted to
       employees of the Company and its subsidiaries
       to encourage and motivate continued growth
       and profitability within the Company and to
       promote the retention of the Company's employees
       approve the  75% majority of the votes cast
       by shareholders present or represented by proxy
       at the meeting is required for Ordinary Resolution
       Number 4 to become effective

5.O.5  Authorize the Directors of the Company to create          Mgmt          For                            For
       and issue convertible debentures or other convertible
       instruments in respect of 30,000,000 ordinary
       shares of 5 cents each in the capital of the
       Company, subject to a conversion premium of
       not less than 20% above the volume weighted
       traded price of the shares in the Company for
       the 3 trading days prior to pricing and to
       such conversion and other terms as they may
       determine in their sole and absolute discretion,
       but subject at all times to the listings requirements,
       A 75% majority of the votes cast by shareholders
       present or represented and voting at the general
       meeting will be required in order for Ordinary
       Resolution Number 5 to become effective; the
       specified information appears in the annual
       report of which this notice forms part, and
       is provided in terms of the JSE listing requirements
       for purposes of the general authority; at that
       time an announcement will be made detailing
       the salient features of the capital reduction
       and the Company's sponsor shall, prior to the
       implementation of the reduction, provide the
       JSE with the written working capital statement
       required in terms of the JSE listing requirements

6.1    Re-elect Mr. B.L. Berson as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.2    Re-elect Ms. L.G. Boyle as a Director in terms            Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.3    Re-elect Mr. A.A. Da Costa as a Director in               Mgmt          For                            For
       terms of the Articles of the Association, who
       retires by rotation

6.4    Re-elect Mr. A.W. Dawe as a Director in terms             Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.5    Re-elect Ms. M.B.N. Dube as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.6    Re-elect Mr. N.G. Payne as a Director in terms            Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.7    Re-elect Mr. L.P. Ralphs as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

6.8    Re-elect Adv FDP Tlakula as a Director in terms           Mgmt          For                            For
       of the Articles of the Association, who retires
       by rotation

       Transact any other business                               Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 BIM BIRLESIK MAGAZALAR A S JT STK CO                                                        Agenda Number:  701820703
--------------------------------------------------------------------------------------------------------------------------
    Security:  M2014F102                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  24-Apr-2009
        ISIN:  TREBIMM00018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening, elect the Chairman of the Council and            Mgmt          For                            For
       authorize the Council of meeting to sign the
       minutes of the meeting of the OGM

2.     Receive the reports of the Board of Directors,            Mgmt          For                            For
       Audit Committee and the Independent External
       Auditing Firm concerning the 2008 year activities

3.     Receive the year 2008 balance sheet and income            Mgmt          For                            For
       statement

4.     Approve the decision on the 2008 dividend payment         Mgmt          For                            For

5.     Approve the decision on the acquittal of the              Mgmt          For                            For
       Members of the Board of Directors and Auditors
       regarding their facilities during the year
       2008

6.     Elect the new Members of the Board of Directors           Mgmt          For                            For
       and approve to determine the attendance rights
       which will be paid to them

7.     Elect the Auditors instead of the 2 Auditors              Mgmt          For                            For
       whose service periods are terminated and approve
       to determine the fees which will be paid to
       them for 1 year

8.     Approve the presentation of information on the            Mgmt          For                            For
       charitable donations and aids of the Company
       during the year 2008

9.     Approve, in accordance with the regulations               Mgmt          For                            For
       of the Capital Markets Board related with the
       Independent External Auditing, the Independent
       Auditing Firm selected by the Board of Directors

10.    Wishes                                                    Mgmt          Abstain                        Against

--------------------------------------------------------------------------------------------------------------------------
 BRMALLS PARTICIPACOES S A                                                                   Agenda Number:  701896219
--------------------------------------------------------------------------------------------------------------------------
    Security:  P1908S102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-Apr-2009
        ISIN:  BRBRMLACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       VOTES IN FAVOR 'AND' AGAINST IN THE SAME AGENDA           Non-Voting
       ITEM ARE NOT ALLOWED. ONLY VOTES IN FAVOR AND/OR
       ABSTAIN OR AGAINST AND/ OR ABSTAIN ARE ALLOWED.

1.     Approve the financial statements relating to              Mgmt          For                            For
       the FYE 31 DEC 2008

2.     Approve the destination of the YE results of              Mgmt          For                            For
       2008

3.     Approve to set the total annual remuneration              Mgmt          For                            For
       for the Members of the Board of Directors

--------------------------------------------------------------------------------------------------------------------------
 BRMALLS PARTICIPACOES S A                                                                   Agenda Number:  701896233
--------------------------------------------------------------------------------------------------------------------------
    Security:  P1908S102                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  28-Apr-2009
        ISIN:  BRBRMLACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Amend the Company's Corporate ByLaws aiming               Mgmt          For                            For
       at adapting Article 19, Paragraph 1, so that
       the Executive Committee be made up of at least
       3, and at the most, 7 Executive Officers

--------------------------------------------------------------------------------------------------------------------------
 CB INDUSTRIAL PRODUCT HOLDING BHD CBIPH                                                     Agenda Number:  701966270
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y1228S105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  12-Jun-2009
        ISIN:  MYL7076OO002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To lay the audited financial statements for               Non-Voting
       the FYE 31 DEC 2008 together with the reports
       of the Directors and the Auditors thereon

1.     Re-elect Mr. Lim Chai Huat as a Director, who             Mgmt          For                            For
       retires in accordance with Article 99 of the
       Articles of Association of the Company

2.     Re-elect Mr. Mak Chee Meng as a Director, who             Mgmt          For                            For
       retires in accordance with Article 99 of the
       Articles of Association of the Company

3.     Re-elect Tan Sri Datuk Dr. Yousof Bin Basiran             Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 99 of the Articles of Association of
       the Company

4.     Approve the payment of Non-Executive Directors'           Mgmt          For                            For
       fees of MYR 150,300 for the FYE 31 DEC 2008

5.     Re-appoint Messrs. Horwath as the Auditors of             Mgmt          For                            For
       the Company and authorize the Directors to
       fix their remuneration

6.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the Companies Act, 1965 [the Act] rules,
       regulations and orders made pursuant to the
       Act, provisions of the Company's Memorandum
       and Articles of Association and the requirements
       of the Bursa Malaysia Securities Berhad [Bursa
       Securities] and any other relevant authority,
       to make purchases of ordinary shares of MYR
       0.50 each in the Company's issued and paid-up
       share capital through the Bursa Securities
       further to following: i) the maximum number
       of shares which may be purchased and/or held
       by the Company shall be equivalent to 10% of
       the issued and paid-up share capital of the
       Company [Shares] for the time being; ii) the
       maximum funds to be allocated by the company
       for the purpose of purchasing the Shares shall
       not exceed the total retained profit and share
       premium reserve of the Company Based on the
       last audited accounts as at 31 DEC 2008, the
       retained profit and share premium reserve of
       the Company were MYR 19,780,327 and MYR 5,558,873
       respectively; [Authority will expire at the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM after that date is required by the
       law to be held whichever occurs first but not
       so as to prejudice the completion of purchases
       by the Company before the aforesaid expiry
       date]; and, in any event , in accordance with
       the provisions of the guidelines issued by
       the Bursa Securities or any other relevant
       authority; and iv) upon the completion of the
       purchases of the Shares by the Company, to
       the deal with shares in the following manner:
       a) cancel the Shares so purchased; or b) retain
       the Shares so purchased as treasury shares;
       or c) retain part of the Shares so purchased
       as treasury shares and cancel the remainder;
       or d) distribute the treasury shares as dividends
       to shareholders and/or resell on the Bursa
       Securities and/or resell on the Bursa Securities
       and/or cancel all or part of them; or in any
       other manner as prescribed by the act, rules,
       regulations and orders made pursuant to the
       Act and the requirements of the Bursa Securities
       and any other relevant authority for the time
       being in force; and to take all such steps
       as are necessary or expedient to implement
       or to effect the purchase of the Shares with
       full power to assent to any condition, modification,
       variation and/or amendment as may be imposed
       by the relevant authorities and to take all
       such steps as they may deem necessary or expedient
       in order to implement, finalize and give full
       effect in relation thereto

7.     Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 132D of the Act, to allot and issue
       shares in the Company, at any time until the
       conclusion of the next AGM and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion
       deem fit provided that the aggregate number
       of shares issued does not exceed 10% of the
       issued share capital of the Company at the
       time of issue and to obtain the approval for
       the listing of and quotation for the additional
       shares so issued on Bursa Securities; [Authority
       shall continue to be in force until the conclusion
       of the next AGM of the Company]

--------------------------------------------------------------------------------------------------------------------------
 CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.                                                     Agenda Number:  933069266
--------------------------------------------------------------------------------------------------------------------------
    Security:  G20045202                                                             Meeting Type:  Annual
      Ticker:  CETV                                                                  Meeting Date:  15-May-2009
        ISIN:  BMG200452024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RONALD S. LAUDER                                          Mgmt          For                            For
       HERBERT A. GRANATH                                        Mgmt          For                            For
       FRANK EHMER                                               Mgmt          For                            For
       CHARLES R. FRANK, JR.                                     Mgmt          For                            For
       HERBERT KLOIBER                                           Mgmt          For                            For
       IGOR KOLOMOISKY                                           Mgmt          For                            For
       ALFRED W. LANGER                                          Mgmt          For                            For
       BRUCE MAGGIN                                              Mgmt          For                            For
       ANN MATHER                                                Mgmt          For                            For
       DUCO SICKINGHE                                            Mgmt          For                            For
       CHRISTIAN STAHL                                           Mgmt          For                            For
       ERIC ZINTERHOFER                                          Mgmt          For                            For

02     THE ISSUANCE AND SALE OF SHARES OF CLASS A COMMON         Mgmt          For                            For
       STOCK AND CLASS B COMMON STOCK TO TW MEDIA
       HOLDINGS LLC.

03     THE AMENDMENT AND RESTATEMENT OF OUR AMENDED              Mgmt          For                            For
       AND RESTATED 1995 STOCK INCENTIVE PLAN.

04     THE APPOINTMENT OF DELOITTE LLP AS THE INDEPENDENT        Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
       IN RESPECT OF THE FISCAL YEAR ENDING DECEMBER
       31, 2009 AND THE AUTHORIZATION OF THE BOARD
       OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE,
       TO APPROVE THEIR FEE.

--------------------------------------------------------------------------------------------------------------------------
 CHINA DONGXIANG (GROUP) CO LTD                                                              Agenda Number:  701886814
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2112Y109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  14-May-2009
        ISIN:  KYG2112Y1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       [Directors] and the Auditors of the Company
       for the YE 31 DEC 2008

2.A    Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For
       to the shareholders of the Company which shall
       be paid out of the share premium account of
       the Company, if necessary, subject to provisions
       of the Companies Law [2007 revision] of the
       Cayman Islands

2.B    Declare a final special dividend for the YE               Mgmt          For                            For
       31 DEC 2008 to the shareholders of the Company
       which shall be paid out of the share premium
       account of the Company, if necessary, subject
       to provisions of the Companies Law [2007 revision]
       of the Cayman Islands

3.A    Re-elect Mr. Mak Kin Kwong as a Director and              Mgmt          For                            For
       authorize the Board of Directors of the Company
       to fix his remuneration

3.B    Re-elect Dr. Xiang Bing as a Director and authorize       Mgmt          For                            For
       the Board of Directors of the Company to fix
       his remuneration

4.     Re-appoint Messrs. PricewaterhouseCoopers, Certified      Mgmt          For                            For
       Public Accountants, as the Auditors of the
       Company until the conclusion of the next AGM
       and authorize the Board to fix their remuneration

5.     Authorize the Directors, subject to this Resolution,      Mgmt          For                            For
       a general mandate granted to the Directors
       during the relevant period to allot, issue
       and deal with additional shares of HKD 0.01
       in the share capital of the Company [Shares]
       and to make or grant offers, agreements and
       options or warrants which would or might require
       the exercise of such powers during and after
       the end of relevant period, not exceeding 20%
       of the aggregate nominal amount of the share
       capital of the Company, otherwise than pursuant
       to: i) a rights issue; or ii) any option scheme
       or similar arrangement for the time being adopted
       by the Company for the purpose of granting
       or issuing Shares or rights to the acquire
       Shares of the Company to the Directors, officers
       and/or employees of the Company and/or any
       of its subsidiaries; or iii) any scrip dividend
       or similar arrangement pursuant to the Articles
       of Association of the Company for time to time;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company required by the Company's Articles
       of Association or any applicable Law to be
       held]

6.     Authorize the Directors, a general mandate given          Mgmt          For                            For
       during the relevant period to purchase or otherwise
       acquire shares of the Company in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of securities
       on The Stock Exchange of Hong Kong Limited,
       or not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company required by the Company's Articles
       of Association or any applicable Law to be
       held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       Shares which are purchased or otherwise acquired
       by the Company pursuant to Resolution 6 shall
       be added to the aggregate nominal amount of
       the Shares which may be issued pursuant to
       Resolution 5, provided that such aggregated
       amount shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of this resolution

8.     Authorize the Board to pay out of the share               Mgmt          For                            For
       premium account of the Company such interim
       dividends to shareholders as may be declared
       from time to time during the period from the
       passing of the resolution until 31 DEC 2009
       up to a maximum amount of HKD 500,000,000,
       subject to provisions of the Companies Law
       [2007 revision] of the Cayman Islands

--------------------------------------------------------------------------------------------------------------------------
 CHINA ECOTEK CORP                                                                           Agenda Number:  701996348
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y1416K104                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  TW0001535003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business reports and financial statements        Non-Voting

A.2    The 2008 audited reports                                  Non-Voting

A.3    Other presentations                                       Non-Voting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 2.0 per share

B.3    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.4    Approve to revise the procedures of asset acquisition     Mgmt          For                            For
       or disposal

B.5    Extraordinary motions                                     Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 CHINA INFRASTRUCTURE MACHINERY HOLDINGS LTD                                                 Agenda Number:  701650841
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2111M122                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  18-Jul-2008
        ISIN:  KYG2111M1226
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to and conditional upon the              Mgmt          Against                        Against
       approval of the Registrar of Companies in the
       Cayman Islands, to change the name of the Company
       China Infrastructure Machinery Holding Limited
       to Lonking Holdings Limited and the existing
       Chinese name, which was adopted for identification
       purposes only, will remain unchanged; and authorize
       the Directors of the Company to do all such
       acts, and execute such deeds and things as
       they may, in their absolute discretion, deem
       fit in order to effect such change of name

--------------------------------------------------------------------------------------------------------------------------
 CHINA LIFESTYLE FOOD AND BEVERAGES GROUP LTD                                                Agenda Number:  701952752
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2155A109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-May-2009
        ISIN:  BMG2155A1099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       audited financial statements of the Company
       for the FYE 31 DEC 2008 together with the Independent
       Auditor's report thereon

2.     Approve the payment of the Directors' fees of             Mgmt          Abstain                        Against
       USD 240,000 for the FYE 31 DEC 2008

3.     Re-elect Mr. Li Hung Kong as a Director of the            Mgmt          Abstain                        Against
       Company, who retires by rotation pursuant to
       Bye-Law 86 of the Company's Bye-Laws

4.     Re-elect Mr. Zheng Yu Shuang as a Director of             Mgmt          Abstain                        Against
       the Company, who retires by rotation pursuant
       to Bye-Law 86 of the Company's Bye-Laws

5.     Re-elect Mr. Zheng Yu Long as a Director of               Mgmt          Abstain                        Against
       the Company, who retires by rotation pursuant
       to Bye-Law 86 of the Company's Bye-Laws

6.     Re-appoint Messrs. PricewaterhouseCoopers LLP             Mgmt          For                            For
       as the Auditors of the Company and authorize
       the Directors to fix their remuneration

7.     Authorize the Directors pursuant to the provisions        Mgmt          Against                        Against
       of Rule 806 of the Listing manual of the Singapore
       Exchange Securities Trading Limited [SGX-ST]
       the Directors be empowered to allot and issue
       shares and convertible securities in the capital
       of the Company at any time and upon such terms
       and conditions and for such purposes as the
       Directors may in their absolute discretion
       deem fit provided that the aggregate number
       of shares [including shares to be issued in
       accordance with the terms of convertible securities
       issued made or granted pursuant to this resolution]
       to be allotted and issued pursuant to this
       resolution shall not exceed 50% of the total
       number of issued shares excluding treasury
       shares of the Company at the time of the passing
       of this resolution; the aggregate number of
       shares and convertible securities to be issued
       other than on a pro-rata basis to existing
       shareholders of the Company shall not exceed
       20% of the total number of issued shares excluding
       treasury shares of the Company at the time
       of the passing of this resolution; the aggregate
       number of shares that may be issued under this
       resolution, the percentage of issued share
       capital if based on the issued share capital
       of the Company at the time of the passing of
       this resolution, after adjusting for: (i) new
       shares arising from the conversion or exercise
       of convertible securities; (ii) new shares
       arising from exercising share options or vesting
       of share awards outstanding or subsisting at
       the time of the passing of the resolution approving
       the mandate, provided the options or awards
       were granted in compliance with Part VIII of
       Chapter 8 of the SGX-ST Listing Manual; and
       (iii) any subsequent bonus issue, consolidation
       or subdivision of shares; the 50% limit in
       this resolution above may be increased to 100%
       for the Company to undertake pro-rata renounceable
       rights issues; [Authority expire until conclusion
       of the Company next AGM of the Company or the
       date by which the next AGM of the Company's
       Bye-Laws to be held]

8.     Authorize the Directors pursuant to the share             Mgmt          Against                        Against
       issue mandate in the Resolution 7 being obtained,
       to issue new shares other than on a pro-rata
       basis to shareholders of the Company at an
       issue price per new share which shall be determined
       by the Directors in their absolute discretion
       that such price shall not represent more than
       a 20% discount for new shares to the weighted
       average price per share determined in accordance
       with the requirements of the SGX-ST

9.     Authorize the Directors of the Company to offer           Mgmt          Against                        Against
       and grant options from time to time in accordance
       with the provisions of the China Lifestyle
       Employee's Share Option Scheme [the Scheme]
       and pursuant to the provisions of Rule 806
       of the Listing Manual of the SGX-ST, to allot
       and issue from time to time such number of
       shares in the capital of the Company as may
       be required to be issued pursuant to the exercise
       of options granted under the Scheme provided
       that the aggregate number of shares to be issued
       pursuant to the Scheme shall not exceed 15%
       of the total number of issued shares excluding
       treasury shares of the Company from time to
       time as determined in accordance with the provisions
       of the Scheme

       Transact any other business                               Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 CHINA POWER NEW ENERGY DEVELOPMENT CO LTD                                                   Agenda Number:  701696900
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2157E109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Sep-2008
        ISIN:  BMG2157E1093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and receive the audited consolidated              Mgmt          For                            For
       financial statements of the Company and the
       reports of the Directors and of the Auditors
       for the YE 30 APR 2008

2.A    Re-elect Mr. Wang Hao as a Director                       Mgmt          For                            For

2.B    Re-elect Dr. Chow King Wai as a Director                  Mgmt          For                            For

2.C    Re-elect Mr. Chu Kar Wing as a Director                   Mgmt          For                            For

2.D    Re-elect Mr. Liu Genyu as a Director                      Mgmt          For                            For

2.E    Re-elect Mr. Cheng Chi as a Director                      Mgmt          For                            For

2.F    Approve to fix the maximum number of Directors            Mgmt          For                            For

2.G    Authorize the Board of Directors to appoint               Mgmt          For                            For
       additional Directors not exceeding the maximum
       number fixed

2.H    Authorize the Board of Directors to fix the               Mgmt          For                            For
       respective Directors' remuneration

3.     Re-appoint CCIF CPA Limited as the Auditors               Mgmt          For                            For
       of the Company and authorize the Board of Directors
       to fix Auditors remuneration

4.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       its shares, subject to and in accordance with
       the applicable laws, during the relevant period,
       not exceeding 10% of the total nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution; and
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Bye-laws of
       the Company or any applicable laws to be held]

5.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with authorized and unissued
       shares in the capital of the Company and to
       make or grant offers, agreements and options
       which might require the exercise of such powers
       during and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company on the
       date of passing this resolution, otherwise
       than pursuant to: i) a rights issue [as specified];
       or ii) the exercise of options under a share
       option scheme of the Company, or the exercise
       of subscription or conversion rights attaching
       to any securities which are convertible into
       ordinary shares of the Company; or iii) any
       scrip dividend or similar arrangements providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares of the
       Company in accordance with the Bye-laws of
       the Company; and [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-laws of the Company or any applicable
       laws to be held]

6.     Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 4 and 5, to extend the general
       mandate granted referred in Resolution 5 by
       the addition to the aggregate nominal amount
       of shares which may be allotted and issued
       by the Directors pursuant to such general mandate
       of an amount representing the aggregate nominal
       amount of shares purchased by the Company pursuant
       to the mandate referred to in the Resolution
       4, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued ordinary share capital of the Company
       at the date of passing this resolution

--------------------------------------------------------------------------------------------------------------------------
 CHINA POWER NEW ENERGY DEVELOPMENT CO LTD                                                   Agenda Number:  701816879
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2157E109                                                             Meeting Type:  SGM
      Ticker:                                                                        Meeting Date:  09-Mar-2009
        ISIN:  BMG2157E1093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTION
       1. THANK YOU.

1.     Appoint PricewaterhouseCoopers as a Auditor               Mgmt          For                            For
       of the Company to hold office until the conclusion
       of the next AGM of the Company at a remuneration
       to be fixed by the Board of Directors of the
       Company

--------------------------------------------------------------------------------------------------------------------------
 CHINA POWER NEW ENERGY DEVELOPMENT CO LTD                                                   Agenda Number:  701934158
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2157E109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  BMG2157E1093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the audited consolidated financial statements     Mgmt          For                            For
       of the Company and the reports of the Directors
       and the Auditors for the 8 months ended 31
       DEC 2008

2.     Re-elect Mr. Zhao Xinyan as an Executive Director         Mgmt          For                            For
       of the Company

3.     Re-elect Mr. Clive William Oxley as an Executive          Mgmt          For                            For
       Director of the Company

4.     Re-elect Mr. Wong Kwok Tai as an Independent              Mgmt          For                            For
       Non-executive Director of the Company

5.     Approve to fix the maximum number of Directors            Mgmt          For                            For

6.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       additional Directors not exceeding the maximum
       number fixed

7.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       respective Directors' remuneration

8.     Re-appoint PricewaterhouseCoopers as the Auditor          Mgmt          For                            For
       and authorize the Board of Directors to fix
       the Auditors remuneration

S.9    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       its shares, subject to and in accordance with
       the applicable laws, during the relevant period,
       not exceeding 10% of the total nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution; and
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Bye-laws of
       the Company or any applicable laws to be held]

S.10   Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with authorized and unissued
       shares in the capital of the Company and to
       make or grant offers, agreements and options
       which might require the exercise of such powers
       during and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company on the
       date of passing this resolution, otherwise
       than pursuant to: i) a rights issue [as specified];
       or ii) the exercise of options under a share
       option scheme of the Company, or the exercise
       of subscription or conversion rights attaching
       to any securities which are convertible into
       ordinary shares of the Company; or iii) any
       scrip dividend or similar arrangements providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares of the
       Company in accordance with the Bye-laws of
       the Company; and [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-laws of the Company or any applicable
       laws to be held]

S.11   Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 9 and 10, to extend the general
       mandate granted referred in Resolution 10 by
       the addition to the aggregate nominal amount
       of shares which may be allotted and issued
       by the Directors pursuant to such general mandate
       of an amount representing the aggregate nominal
       amount of shares purchased by the Company pursuant
       to the mandate referred to in the Resolution
       4, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued ordinary share capital of the Company
       at the date of passing this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE AND ORDINARY RESOLUTIONS
       CHANGED TO SPECIAL RESOLUTIONS. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 CHINA PPTYS GROUP LTD                                                                       Agenda Number:  701932988
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2159A105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  02-Jun-2009
        ISIN:  KYG2159A1058
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements of the Company and the
       reports of the Directors and the Auditors for
       the YE 31 DEC 2008

2.A    Re-elect Dr. Wang Shih Chang, George as an Executive      Mgmt          For                            For
       Director

2.B    Re-elect Mr. Kwan Kai Cheong as a Non-Executive           Mgmt          For                            For
       Director

2.C    Re-elect Mr. Luk Koon Hoo as an Independent               Mgmt          For                            For
       Non-Executive Director

2.D    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

3.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditor of the Company and authorize
       the Board of Directors to fix their remuneration

4.     Authorize the Directors of the Company, to purchase       Mgmt          For                            For
       its shares in the capital of the Company, during
       the relevant period, subject to and in accordance
       with all applicable laws, not exceeding 10%
       of the total nominal amount of the share capital
       in issue of date of passing of this resolution;
       and [Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM of the Company is
       required by the Articles of Association of
       the Company or any applicable laws to be held]

5.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with authorized and unissued
       shares in the capital of the Company and make
       or grant offers, agreements and options, during
       and after the end of the relevant period, not
       exceeding the aggregate of 20% of the aggregate
       nominal amount of the issued share capital
       of the Company on the date of passing this
       resolution, otherwise than pursuant to i) a
       rights issue; or ii) exercise of options under
       a share option scheme of the Company; or iii)
       any scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares of the
       company in accordance with the Articles of
       Association of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable laws to be held]

6.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       4 and 5, to extend the general mandate referred
       to in Resolution 5 above by the addition to
       the aggregate nominal amount of shares which
       may be allotted and issued or agreed conditionally
       or unconditionally to be allotted and issued
       by the Directors pursuant to such general mandate
       of an amount representing the aggregate nominal
       amount of shares purchased by the Company pursuant
       to the mandate referred to in Resolution 4,
       above, provided that such amount shall not
       exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       on the date of the passing of this resolution

S.7    Amend the Articles 2, 59[1], 66, 67, 68, 69,              Mgmt          For                            For
       70, 73, 75[1], 84[2] and 86[3] of the Articles
       of Association of the Company, as specified

--------------------------------------------------------------------------------------------------------------------------
 CHINA PROPERTIES GROUP LIMITED                                                              Agenda Number:  701792411
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2159A105                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  22-Jan-2009
        ISIN:  KYG2159A1058
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE "FOR" OR "AGAINST" ONLY FOR RESOLUTION
       NUMBER 1. THANK YOU.

S.1    Approve, subject to and conditional upon, inter           Mgmt          Abstain                        Against
       alia, the Registrar of Companies in the Cayman
       Islands, to change the name of the Company
       from "China Properties Group Limited " to "China
       Properties Group Ltd" and then from "China
       Properties Group Ltd" to "China Properties
       Group Limited" with effect from the date of
       entry of the new names on the register maintained
       by the Registrar of Companies in the Cayman
       Islands, and authorize the Directors of the
       Company to do all such acts and sign all such
       documents as they may, in their absolute discretion,
       deem appropriate to effect and implement the
       foregoing

--------------------------------------------------------------------------------------------------------------------------
 CHINA RARE EARTH HOLDINGS LTD                                                               Agenda Number:  701937661
--------------------------------------------------------------------------------------------------------------------------
    Security:  G21089100                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  04-Jun-2009
        ISIN:  KYG210891001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       "PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO             Non-Voting
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU."

1.     Receive the audited consolidated financial statements     Mgmt          For                            For
       of the Company and its subsidiaries for the
       YE 31 DEC 2008 and the Directors' report and
       the Independent Auditor's report thereon

2.a    Re-elect Ms. Qian Yuanying as a Director                  Mgmt          For                            For

2.b    Re-elect Mr. Liu Yujiu as a Director                      Mgmt          For                            For

2.c    Re-elect Mr. Huang Chunhua as a Director                  Mgmt          For                            For

2.d    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

3.     Re-appoint the retiring Auditors, CCIF CPA Limited        Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

4.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the Relevant Period [as specified in Paragraph
       [d] below], to allot, issue and deal with the
       unissued shares of HKD 0.10 each in the capital
       of the Company and to make or grant offers,
       agreements and options, including warrants
       to subscribe for shares, which would or might
       require the exercise of such powers be and
       is hereby generally and unconditionally approved;
       to make or grant offers, agreements and options
       which would or might require the exercise of
       such powers after the end of the relevant period;
       the aggregate nominal amount of share capital
       allotted or agreed conditionally or unconditionally
       to be allotted [whether pursuant to an option
       or otherwise] and issued by the Directors of
       the Company pursuant to the approval in Paragraph
       [a] above, otherwise than pursuant to: i) a
       rights issue [as specified]; or ii) any Share
       Option Scheme of the Company; or iii) any issue
       of shares in lieu of the whole or part of a
       dividend on shares in accordance with the Articles
       of Association of the Company and other relevant
       regulations; or iv) any issue of shares upon
       the exercise of rights of subscription or conversion
       under the terms of any warrants of the Company
       or any securities which are convertible into
       shares, shall not exceed 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing of
       this resolution, and the said approval shall
       be limited accordingly; [Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is required by any applicable law or the Articles
       of Association of the Company to be held]

5.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the Relevant Period [as specified in Paragraph
       [c] below], to purchase shares of HKD 0.10
       each in the capital of the Company on The Stock
       Exchange of Hong Kong Limited [the "Stock Exchange"],
       or any other Stock Exchange on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange for such purpose,
       and subject to and in accordance with the rules
       and regulations of the Securities and Futures
       Commission of Hong Kong, the Stock Exchange,
       the Companies Law, Chapter 22 [Law 3 of 1961,
       as consolidated and revised] of the Cayman
       Islands and all other applicable laws in this
       regard, be and is hereby generally and unconditionally
       approved; b) the aggregate nominal amount of
       shares of the Company which may be purchased
       or agreed to be purchased by the Company pursuant
       to the approval in Paragraph [a] above during
       the Relevant Period shall not exceed 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue at the date of passing
       this resolution and the said approval shall
       be limited accordingly; and [Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is required by any applicable law or the Articles
       of Association of the Company to be held]

6.     Approve, conditional on the passing of Resolution         Mgmt          For                            For
       4 and 5, the general mandate granted to the
       Directors to allot, issue and deal with additional
       shares of the Company pursuant to Resolution
       4 above be and is hereby extended by the addition
       thereto of an amount representing the aggregate
       nominal amount of the share capital of the
       Company purchased or agreed to be purchased
       by the Company under the authority granted
       pursuant to Resolution 5 above, provided that
       such amount shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution

--------------------------------------------------------------------------------------------------------------------------
 CHROMA ATE INC                                                                              Agenda Number:  701823608
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y1604M102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  TW0002360005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting

A.2    The 2008 audited reports                                  Non-Voting

A.3    The status of endorsement and guarantee                   Non-Voting

A.4    The status of buyback treasury stock                      Non-Voting

A.5    Other presentations                                       Non-Voting

B.1    Approve the 2008 business report and the financial        Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend : TWD 2 per share

B.3    Approve to issue the new shares from retained             Mgmt          For                            For
       earnings proposed stock dividend: 50 shares
       for 1000 shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.6    Approve to revise the procedures of monetary              Mgmt          For                            For
       loan

B.7    Other issues and Extraordinary Motions                    Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 CHUNGDAHM LEARNING- INC                                                                     Agenda Number:  701826604
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y1670J108                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  18-Mar-2009
        ISIN:  KR7096240007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect 1 Executive Director, 1 outside Director            Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For

6.     Approve the stock option for staff                        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 CIA HERING SA, BRASIL                                                                       Agenda Number:  701724963
--------------------------------------------------------------------------------------------------------------------------
    Security:  P50753105                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  30-Oct-2008
        ISIN:  BRHGTXACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Approve to reduce the share capital of the Company        Mgmt          For                            For
       in the amount of BRL 151,948,362.13, corresponding
       to the balance of accumulated losses, calculated
       in the financial statements of the Company
       prepared on 31 DEC 2007, and amend the wording
       of the main part of Article 5 of the Corporate
       Bylaws

II.    Approve the reversion of the revaluation reserve          Mgmt          For                            For
       to be in compliance with Law 11,638 of 28 DEC
       2007

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE                                                                        Agenda Number:  701777332
--------------------------------------------------------------------------------------------------------------------------
    Security:  P2605D109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  29-Dec-2008
        ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting
       VOTE ON ITEMS 1, 2, 3, 4, 6 AND 7 ONLY. THANK
       YOU.

1.     Approve, the terms of the Articles 224 and 225            Mgmt          For                            For
       of Law number 6404/76, the protocol and justification
       of the merger of Mineracao Onca Puma S.A. a
       full subsidiary of Vale

2.     Ratify the appointment of Acal Consultoria E              Mgmt          For                            For
       Auditoria S/S, the specialized Company hired
       to carry out the valuation of Mineracao Onca
       Puma S.A.

3.     Approve the respective valuation report prepared          Mgmt          For                            For
       by the specialized Company

4.     Approve the merger, without an increase in capital        Mgmt          For                            For
       and without the issuance of new shares, of
       Mineracao Onca Puma S.A. by Vale

5.     Ratify the nominations of full and alternate              Non-Voting
       Members of the Board of Directors made at the
       meetings of that collegiate body held on 17
       APR 2008 and 21 MAY 2008 under the terms of
       Article 11-10 of the Corporate By-Laws

6.     Amend Article 1 of the Corporate Bylaws to replace        Mgmt          For                            For
       the expression CVRD by Vale to be consistent
       with the Company's new brand

7.     Amend the Articles 5 and 6 of the Corporate               Mgmt          For                            For
       Bylaws to reflect the increase in capital ratified
       in the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting
       I N THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABS TAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849599
--------------------------------------------------------------------------------------------------------------------------
    Security:  P2605D109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  16-Apr-2009
        ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve the change of the corporate name of               Mgmt          For                            For
       the Company to vale S.A., with the consequent
       amendment of Article 1 of the corporate Bylaws,
       which seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5 of the corporate By Laws              Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008

--------------------------------------------------------------------------------------------------------------------------
 CIA VALE DO RIO DOCE, RIO DE JANEIRO                                                        Agenda Number:  701849777
--------------------------------------------------------------------------------------------------------------------------
    Security:  P2605D109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  16-Apr-2009
        ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve to examine, discuss and vote upon the             Mgmt          For                            For
       Board of Directors annual report, the financial
       statements, relating to FYE 31 DEC 2008

2.     Approve the distribution of the fiscal years              Mgmt          For                            For
       net profits and the budget of capital of the
       Company

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members of the Finance Committee                Mgmt          For                            For

5.     Approve to set the Directors and Finance Committees       Mgmt          For                            For
       global remuneration

--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932983869
--------------------------------------------------------------------------------------------------------------------------
    Security:  204412100                                                             Meeting Type:  Special
      Ticker:  RIOPR                                                                 Meeting Date:  29-Dec-2008
        ISIN:  US2044121000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE APPROVAL FOR THE PROTOCOL AND JUSTIFICATION           Mgmt          For                            For
       OF THE CONSOLIDARION OF MINERACAO ONCA PUMA
       S.A. INTO VALE PURSUANT TO ARTICLES 224 AND
       225 OF THE BRAZILIAN CORPORATE LAW.

02     TO RATIFY THE APPOINTMENT OF ACAL CONSULTORIA             Mgmt          For                            For
       E AUDITOR S/S, THE EXPERTS HIRED TO APPRAISE
       THE VALUE OF MINERACAO ONCA PUMA S.A.

03     TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERT APPRAISERS.

04     THE APPROVAL FOR THE CONSOLIDATION OF MINERACAO           Mgmt          For                            For
       ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
       INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

05     TO AMEND ARTICLE 1 OF VALE'S BY-LAWS IN ORDER             Mgmt          For                            For
       TO REPLACE THE ACRONYM "CVRD" FOR "VALE" IN
       ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.

06     TO ADJUST ARTICLES 5 AND 6 OF VALE'S BY-LAWS              Mgmt          For                            For
       TO REFLECT THE CAPITAL INCREASE RESOLVED IN
       THE BOARD OF DIRECTORS MEETINGS HELD ON JULY
       22, 2008 AND AUGUST 05, 2008.

--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  933027941
--------------------------------------------------------------------------------------------------------------------------
    Security:  204412100                                                             Meeting Type:  Special
      Ticker:  RIOPR                                                                 Meeting Date:  16-Apr-2009
        ISIN:  US2044121000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1A    APPRECIATION OF THE MANAGEMENTS' REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2008

O1B    PROPOSAL FOR THE DESTINATION OF PROFITS OF THE            Mgmt          For                            For
       SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT
       BUDGET FOR VALE

O1C    APPOINTMENT OF THE MEMBERS OF THE BOARD OF DIRECTORS      Mgmt          For                            For
       V

O1D    APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL          Mgmt          For                            For

O1E    ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS

E2A    TO CHANGE THE LEGAL NAME OF THE COMPANY TO "VALE          Mgmt          For                            For
       S.A.", WITH THE CONSEQUENT AMENDMENT OF ARTICLE
       1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
       NEW GLOBAL BRAND UNIFICATION

E2B    TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS TO REFLECT          Mgmt          For                            For
       THE CAPITAL INCREASE RESOLVED IN THE BOARD
       OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
       AND AUGUST 05, 2008

--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  701950378
--------------------------------------------------------------------------------------------------------------------------
    Security:  P2605D109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  BRVALEACNPA3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 566687 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting
       CAN VOTE ON ALL ITEMS. THANK YOU.

1.     Approve to change the corporate name of the               Mgmt          For                            For
       Company to Vale S.A., with the consequent amendment
       of Article 1 of the Corporate Bylaws, which
       seeks to consolidate the new visual identity
       of the Company

2.     Amend the Article 5th of the Corporate Bylaws             Mgmt          For                            For
       to reflect the capital increase ratified at
       the meetings of the Board of Directors held
       on 22 JUL 2008 and 05 AUG 2008

--------------------------------------------------------------------------------------------------------------------------
 CORPORACION GEO SAB DE CV                                                                   Agenda Number:  701833368
--------------------------------------------------------------------------------------------------------------------------
    Security:  P3142C117                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  20-Mar-2009
        ISIN:  MXP3142C1177
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Receive the report from the Board of Directors            Mgmt          For                            For
       under the terms of Article 172 of the General
       Mercantile Company law and Article 28, subsection
       IV of the securities market law concerning
       the operations and results of the Company and
       the operations and activities in which it intervened
       in accordance with the securities market law
       during the FYE on 31 DEC 2007, including the
       individual and consolidated financial statements
       of the Company and the report on the compliance
       with the tax obligations in accordance with
       that provided by subsection XX of Article 86
       of the income tax law

II.    Receive the report of the Director General in             Mgmt          For                            For
       accordance with the Article 172 of the General
       Mercantile Company law and 28, Section IV line
       B of the securities market law accompanied
       by the opinion of the outside Auditor and the
       opinion of the Board of Director's regarding
       the report of the Director General in compliance
       with Article 21 of the corporate ByLaws

III.   Receive the annual report of the Audit and corporate      Mgmt          For                            For
       practices committee on its activities in accordance
       with the Article 36, part IV line A of the
       corporate bylaws and Article 28 , part IV,
       line A of the security market law

IV.    Approve the allocation of results from the FYE            Mgmt          For                            For
       on 31 DEC 2008

V.     Approve to determine the maximum amount of funds          Mgmt          For                            For
       that can be allocated to purchase of the Company's
       own shares in accordance with Article 12 of
       the Corporate bylaws and Article 56, line IV,
       of the securities market law

VI.    Appoint the Members of the Board of Directors             Mgmt          For                            For
       and Secretary for the Company

VII.   Ratify the Members of the Audit and corporate             Mgmt          For                            For
       practices committee; appoint the Chairperson
       of each one of said committees in compliance
       with that which is provided in the Article
       43 of the securities market law

VIII   Approve the remuneration for Members of the               Mgmt          For                            For
       Board of Directors of the Company, full and
       alternate, Secretary and Members of the Audit
       and corporate practice committee

IX.    Approve the designation of delegates who will             Mgmt          For                            For
       carry out and formalize the resolutions passed
       by the AGM

--------------------------------------------------------------------------------------------------------------------------
 CREDICORP LTD.                                                                              Agenda Number:  933006721
--------------------------------------------------------------------------------------------------------------------------
    Security:  G2519Y108                                                             Meeting Type:  Annual
      Ticker:  BAP                                                                   Meeting Date:  31-Mar-2009
        ISIN:  BMG2519Y1084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO CONSIDER AND APPROVE THE ANNUAL REPORT OF              Mgmt          For                            For
       THE COMPANY FOR THE FINANCIAL YEAR ENDED DECEMBER
       31, 2008.

02     TO CONSIDER AND APPROVE THE AUDITED CONSOLIDATED          Mgmt          For                            For
       FINANCIAL STATEMENTS OF THE COMPANY AND ITS
       SUBSIDIARIES FOR THE FINANCIAL YEAR ENDED DECEMBER
       31, 2008, INCLUDING THE REPORT OF THE INDEPENDENT
       AUDITORS OF THE COMPANY THEREON.

03     TO APPOINT THE EXTERNAL AUDITORS OF THE COMPANY           Mgmt          For                            For
       TO HOLD OFFICE UNTIL THE CONCLUSION OF THE
       NEXT ANNUAL GENERAL MEETING, IN ACCORDANCE
       WITH THE PROPOSAL AND RECOMMENDATION OF THE
       AUDIT COMMITTEE AND AUTHORIZATION BY THE BOARD
       OF DIRECTORS TO APPROVE THE AUDITOR FEES WHO
       IN TURN HAVE DELEGATED SUCH FUNCTION TO THE
       AUDIT COMMITTEE.

--------------------------------------------------------------------------------------------------------------------------
 CREMER S A                                                                                  Agenda Number:  701736829
--------------------------------------------------------------------------------------------------------------------------
    Security:  P3284T100                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  28-Oct-2008
        ISIN:  BRCREMACNOR2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

I.     Approve the suppression of Article 49 of the              Mgmt          Against                        Against
       Corporate Bylaws of the Company, which deals
       with the protection of the diffuse shareholder
       base and imposes the obligation of making a
       public tender offer for the acquisition of
       all of the other shares issued by the Company
       at the prices and under the conditions there
       established on a shareholder who acquires or
       becomes the owner of shares in an amount equal
       to or greater than 20% of the share capital

II.    Approve the consolidation of the Corporate Bylaws         Mgmt          Against                        Against
       with renumbering and removal adjustments, for
       the purpose of reflecting the proposal mentioned
       in the preceding item

--------------------------------------------------------------------------------------------------------------------------
 CSE GLOBAL LTD                                                                              Agenda Number:  701898845
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8346J107                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  SG1G47869290
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors' report and               Mgmt          For                            For
       the audited accounts of the Company for the
       YE 31 DEC 2008 together with the Auditors'
       report thereon

2.     Declare a final dividend of 3 cents per ordinary          Mgmt          For                            For
       shares[one-tier tax exempt] for the YE 31 DEC
       2008

3.     Re-elect Mr. Lee Soo Hoon as a Director of the            Mgmt          For                            For
       Company who retiring pursuant to Article 95
       of the Articles of Association of the Company

4.     Re-elect Mr. Sin Boon Ann as a Director of the            Mgmt          For                            For
       Company who retiring pursuant to Article 95
       of the Articles of Association of the Company

5.     Approve the payment of Directors' fees of SGD             Mgmt          For                            For
       229,000 for the YE 31 DEC 2008

6.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company and to authorize the Directors
       of the Company to fix their remuneration

       Transact any other ordinary business                      Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 EDUCOMP SOLUTIONS LTD                                                                       Agenda Number:  701954756
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y22514106                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  INE216H01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 372A
       and other applicable provisions, if any, of
       the Companies Act, 1956 [including any statutory
       modification[s] or re-enactment thereof, for
       the time being in force] and subject to the
       approval/consent of such appropriate authorities
       where necessary, the consent of the Company
       [hereinafter referred to as the Board which
       term shall include any Committee constituted
       by the Board or any person[s] to exercise the
       powers conferred on the Board by this Resolution]
       to make further investment, in one or more
       tranches, in Educomp Infrastructure & School
       Management Limited, by subscription, purchase
       or otherwise, in any securities comprising
       of equity shares, convertible or non convertible
       preference shares or debentures or by making
       loan, or by providing of security or guarantee
       in connection with a loan made by any other
       person to or to any other person by Educomp
       Infrastructure & School Management Limited
       upto INR 1500 Crores inclusive of existing
       INR 375 Crore investment, corporate guarantee,
       security already made/ given under the authority
       of the earlier resolutions passed by the Members
       of the Company, and this investment of INR
       1500 Crores will be over and above INR 1000
       Crore being the existing overall limit of investments
       approved by the Members of the Company in their
       earlier resolution[s], total investment/corporate
       guarantee/security to be provided/made/ given
       shall not exceed INR 2,500 Crore; authorize
       the Board, to negotiate and finalize the terms
       and conditions of the said investments, loans,
       guarantee and provision of security on behalf
       of the Company as it deem fit in the interest
       of the Company, to take all such actions and
       to settle all matters arising out of and incidental
       thereto, and to sign and execute all deeds,
       applications, documents and writings that may
       be required to be signed, on behalf of the
       Company, in connection with such investments,
       loans, guarantees and provision of security
       and generally to do all such acts, deeds and
       things that may be necessary, proper, expedient
       or incidental for the purpose of giving effect
       to this resolution

2.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293(1)(a),
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to the
       approvals, consents, permissions and sanctions
       as may be necessary from the concerned Statutory
       Authorities and subject to such terms and conditions
       as may be imposed by them, consent of the Company
       [the Board which expression shall also include
       a committee thereof] to sell and transfer,
       the Company's undertaking comprising of Vocational
       Education [VE Division] along with all the
       employees as well as assets and liabilities
       of the VE Division including all licenses,
       permits, consents and approvals whatsoever,
       as a going concern to Educomp Vocational Education
       Pvt. Ltd., Delhi, an Indirect Wholly-Owned
       Subsidiary of the Company, with effect from
       such date and for such consideration as the
       Board may deem appropriate arrived at based
       on the basis of the independent Valuation of
       the VE Division done by Grant Thomton, to be
       suitably adjusted at the date of actual transfer;
       authorize the Board, to do and perform all
       such acts, matters, deeds and things, as may
       be necessary, without further referring to
       the Members of the Company, including finalizing
       the terms and conditions, methods and modes
       in respect thereof, determining the exact effective
       date, if need to be changed, and finalizing
       and executing necessary documents including
       schemes, agreements, deeds of assignment /
       conveyance and such other documents as may
       be necessary or expedient in its own discretion
       and in the best interest of the Company including
       the power to delegate, to give effect to this
       resolution

3.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 293(1)(a)
       and other applicable provisions, if any, of
       the Companies Act, 1956 and subject to the
       approvals, consents, permissions and sanctions
       as may be necessary from the concerned Statutory
       Authorities and subject to such terms and conditions
       as may be imposed by them, consent of the Company
       [the Board which expression shall also include
       a committee thereof] to sell and transfer,
       the Company's undertaking comprising of Roots
       to Wings [RTW Division] along with all the
       employees as well as assets and liabilities
       of the RTW Division including all licenses,
       permits, consents and approvals whatsoever,
       as a going concern to Educomp Child Care Pvt.
       Ltd., Delhi, a Wholly-Owned Subsidiary of the
       Company with effect from such date and for
       such consideration, whether in cash or other
       than cash as the Board may deem appropriate,
       arrived at based on the basis of the independent
       Valuation of the RTW Division done by Grant
       Thomton, to be suitably adjusted at the date
       of actual transfer; authorize the Board to
       do and perform all such acts, matters, deeds
       and things, as may be necessary, without further
       referring to the Members of the Company, including
       finalizing the terms and conditions, methods
       and modes in respect thereof, determining the
       exact effective date, if need to be changed,
       and finalizing and executing necessary documents
       including schemes, agreements, deeds of assignment
       / conveyance and such other documents as may
       be necessary or expedient in its own discretion
       and in the best interest of the Company including
       the power to delegate, to give effect to this
       resolution

4.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in suppression of the earlier resolution passed
       on 25 NOV 2008, the consent of the Company
       [hereinafter referred to as "the Board", which
       term shall include any committee constituted
       by the Board or any person[s] to exercise the
       powers conferred on the Board by this Resolution]
       in terms of Section 293(1)(d) and other applicable
       provisions, if any, of the Companies Act, 1956
       [including any statutory modifications or re-enactments
       thereof], to borrow, for the purpose of the
       Company's business, any sum or sums of money
       from time to time all its discretion in accordance
       with the Memorandum and Articles of Association
       of the Company notwithstanding that such sum
       or sums of money together with the moneys already
       borrowed by the Company [apart from temporary
       loans obtained or to be obtained from time
       to time from the Company's Bankers in the ordinary
       course of business] may exceed the aggregate
       of the paid-up capital of the Company and its
       free reserves that is to say, reserves and
       set apart for any specific purpose, provided
       that the aggregate of all sums borrowed by
       the Board from time to time and remaining outstanding
       shall not exceed, at any point of time INR
       3,000 Crores over and above the aggregate of
       the paid-up capital and free reserves of the
       Company; authorize the Board to negotiate and
       finalize all the terms and conditions of all
       such moneys to be borrowed from time to time
       as to interest, repayment, securities, etc.
       as it may consider fit in the interest of the
       Company and to execute all agreements, deeds,
       undertakings, etc. and to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion deem fit, necessary, desirable
       or expedient for giving effect to this resolution

5.     Authorize the Board of Directors, in the suppression      Mgmt          For                            For
       of Resolution passed in this regard by the
       shareholders through postal ballot on 25 NOV
       2008 and pursuant to the provisions of Section
       293(1)(a) and other applicable provisions,
       if any, of the Companies Act, 1956 and the
       Articles of Association of the Company, the
       consent of the Company to mortgage and/or change/
       hypothecate any of its movable and/or immovable
       properties wherever situated, both present
       and future, or the whole, or substantially
       the whole, of the undertaking or undertakings
       of the Company on such terms and in such manner
       as the Board may think fit, together with power
       to take over the Management of the business
       or concern of the Company in certain event[s],
       for securing any loan obtained/to be obtained
       from, or securities issued/to be issued to,
       Bank[s], Financial or other institution[s],
       Mutual Fund[s], Non-Resident Indians [NRIs],
       Overseas Corporate Bodies [OCBs], Foreign Institutional
       Investors [FIIs] or any other person[s], body[ies]
       corporate, etc., whether shareholder of the
       Company or not [hereinafter collectively referred
       to as lenders], for an amount not exceeding
       INR 3000 Crores, together with interests, compound/additional interest, commitment charges, costs, expense
       and all other monies payable by the Company
       to the concerned lenders; authorize the Board
       to do all such acts, deeds and things and to
       sign all such documents as may be necessary,
       expedient and incidental thereto to give effect
       to this resolution
--------------------------------------------------------------------------------------------------------------------------
 EDUCOMP SOLUTIONS LTD, NEW DELHI                                                            Agenda Number:  701757277
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y22514106                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  24-Nov-2008
        ISIN:  INE216H01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 514481 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Approve, pursuant to provisions of Section 81(IA)         Mgmt          For                            For
       and all other applicable provisions of Companies
       Act 1956, and in furtherance to the resolution
       passed by the shareholders through Postal Ballot
       on 24 MAY 2008, the Board of Directors [hereinafter
       referred to as the 'Board' which shall include
       any committees thereon] may offer allot equity
       shares of par value of INR 10 each of the Company
       ['Equity shares'] through depository receipt
       mechanism or directory to investors] and/or
       any other financial instruments, convertible
       into equity shares including warrants or otherwise
       in registered or bearer form and/or securities
       convertible into equity shares, securities
       linked to equity shares and or securities with
       or without detachable warrants with right exercisable
       by the warrant holders to convert or subscribe
       to equity share [all of which are hereinafter
       collectively referred as securities] or any
       combination of securities in 1 or more tranches,
       whether rupee denominated or denominated in
       foreign currency, to any eligible person including
       foreign resident investors [whether institutions,
       incorporated bodies, mutual funds, individuals
       or otherwise] non-resident Indians, stabilizing
       agents and/or any other categories of investors,
       including qualified institutional buyers such
       as public financial institutions, scheduled
       commercial banks, mutual funds, foreign venture
       capital investors, state industrial development
       financial institutions, venture capital funds,
       foreign venture capital investors, state industrial
       development corporations, insurance companies,
       pension funds and provident funds, whether
       they be shareholders of the Company or not
       [collectively called the 'Investors'] through
       public issues of prospectus, private placements,
       a qualified institutional placement on a private
       placement basis within the meaning of Chapter
       XIIIA of the Securities and Exchange Board
       of India disclosure and investor protection]
       guidelines, 2000 ['SEBI Guidelines'] or a combination
       thereof at such time or times, at such price
       or prices, at a discount or premium to market
       price of prices in such manner and on such
       terms and conditions including security, rate
       of interest etc, as may be deemed appropriate
       by the Board at its absolute discretion including
       the discretion to determine the categories
       of Investors to whom the offer, issue and allotment
       shall be made to the exclusion of other categories
       of investors at the time of such offer, issue
       and allotment considering the prevailing market
       conditions and other relevant factors and wherever
       necessary in consultation with Lead Managers
       other in foreign currency or equivalent Indian
       rupees inclusive of such premium as may be
       determined by the Board, in an any convertible
       foreign currency, as the Board as its absolute
       discretion may deem fit and appropriate, up
       to the aggregate amount approved by the resolution
       passed by the shareholders through postal ballot
       on 24 MAY 2008; and the securities to be so
       offered, issued and allotted shall be subject
       to provisions of Memorandum and Articles of
       Association of the Company and the relevant
       date for the determination of the price of
       the securities and/or the resultant equity
       shares, if any to be issued upon conversion
       or exchange of the securities issued by way
       of qualified institutional placement under
       Chapter XIIIA of the SEBI Guidelines shall
       be the date of the meeting; authorize the Board
       of the Company to decides to open the subject
       to appropriate adjustments in accordance with
       the applicable SEBI Guidelines ;the securities
       issued by way of qualified institutional placement
       under chapter XIIIA of the SEBI Guidelines
       shall be fully paid-up the allotment of such
       securities shall be completed within 12 months
       from the date of the shareholders resolution
       approving the proposed issue or such other
       time as may be allowed by SEBI Guidelines from
       time to time, the pricing of the securities
       shall be made subject to and in compliance
       with all applicable laws and regulations and
       the securities shall not be eligible to be
       sold for a period of 1 year from the date of
       allotment, except on a recognized stock exchange
       or except as may be permitted from time to
       time by the SEBI Guidelines; to appoint the
       Lead Mangers, underwriters, Guarantors, Depositories,
       Custodians, Registrars, Stabilizing agent,
       Trustees, Bankers, Advisors and all such agencies
       as may be involved or concerned in such offering
       of securities and to remunerate them by way
       of commission, brokerage, fees or the like
       and also to enter into and execute all such
       arrangements, agreements, memorandum documents
       etc with such agencies and to seek the listing
       of such securities in one or more national
       and/or international stock exchange(s)

S.2    Authorize the Board of Directors [hereinafter             Mgmt          For                            For
       referred to as 'the Board' which terms shall
       be deemed to include any committee including
       Remuneration committee of the Board], pursuant
       to provisions of Section 81(1A) and all other
       applicable provisions of the Companies Act,
       1956 Memorandum and Articles of Association
       of the Company and the Securities and Exchange
       Board of India [employee stock option scheme
       and employees stock purchase scheme] guidelines,
       1999 the Reserve Bank of India or any relevant
       authority from the time to time, to the extent
       applicable and subject to such approvals, consents,
       permissions and sanctions as may be necessary
       and subject to such conditions and modifications
       as may be prescribed by them while granting
       such permissions, consents, authority and approval
       of the members of the Company, to frame the
       proposed ESOP Scheme 2008 and to create, issue,
       offer and allot in one or more tranches under
       the said proposed ESOP Scheme 2008 at any time
       to or for the benefit of employees and the
       Directors [except the Promoter Directors] of
       the Company such number of equity shares and/or
       equity linked instruments or securities which
       could give rise to the issue of equity shares
       [hereinafter collectively referred to as securities]
       of the Company initially not exceeding 2,50,000
       options at such price and on such terms and
       conditions as may be fixed or determined by
       the Board in accordance with the guidelines
       or other applicable provisions of any law as
       may be prevailing at that time; and to formulate,
       evolve, decide upon and bring into effect any
       scheme [hereinafter referred to as the 'ESOP
       Scheme 2008] on such terms and conditions as
       contained in the relevant explanatory statement
       to this notice and to make any modification,
       charge, variation, alteration or revisions
       in the terms and conditions of the scheme from
       time to time including but not limited to amendment
       with respect to vesting period, exercise price,
       eligibility criteria, vesting schedule or to
       suspend, withdraw or revive the ESOP scheme
       2008; and the new equity shares to be issued
       and allotted as stated aforesaid shall rank
       pari-passu with all the then existing equity
       shareholders of the Company for all purposes;
       and to take necessary steps for listing of
       the securities allotted under the ESOP Scheme
       2008 in the Stock Exchanges where the securities
       of the Company are listed as per provisions
       of the listing agreement with the concerned
       stock exchanges and other applicable guidelines,
       rules and regulations; for the purpose of giving
       effect to any creation, offer, issue, allotment
       or listing of securities, the Board be and
       is hereby authorized on behalf of the Company
       to evolve, decide upon and bring into effect
       the Scheme and make any modifications, changes,
       variations, alterations or revisions in the
       said Scheme from time to time or to suspend,
       withdraw or revise the Scheme from time to
       time as maybe specified by any statutory authority
       and to do all such acts, deeds, matter and
       things as it may in its absolute discretion
       deem fit or necessary or desirable for such
       purpose and with power on behalf of the Company
       to settle any questions, difficulties, or doubts
       that may arise in this regard without requiring
       the Board to secure any further consent or
       approval of the Members

S.3    Approve, the benefits of the Employee Stock               Mgmt          For                            For
       Option Scheme proposed under Resolution 2 of
       this notice and duly approved by the Members,
       be extended to such present and future permanent
       employees including the Managing Director/
       the Whole-Time Directors of such subsidiary
       Companies of the Company, as may be decided
       by the Board of Directors of the Company [hereinafter
       referred to as 'the Board' which terms shall
       be deemed to include any committee including
       remuneration committee of the Board]

S.4    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       31 and other applicable provisions of the Companies
       Act 1956, consent of the members of the Company
       to alter Articles of Association of the Company
       in such a manner that following new Article
       10H be inserted after Article 10G in the existing
       Articles of Association of the Company as specified

S.5    Approve the suppression of resolution passed              Mgmt          For                            For
       for fixing the borrowing powers of the Company
       to INR 1000 Crore at the AGM of the Company
       held on 24 AUG 2006 and pursuant to the provisions
       of Section 293(1)(d) and other applicable provisions,
       if any, of the Companies Act, 1956 and the
       Articles of Association of the Company, the
       consent of the Company; authorize the Board
       of Directors of the Company for borrowing,
       whether byway of term Loan/Equipment finance/
       Cash Credit Facilities or the like from time
       to time any sum or sums of money at its discretion
       from National International Financial Institutions/
       Banks or from Public/Bodies Corporate or from
       Government Body/Corporation or by way of issue
       of bonds/debentures on such terms and conditions
       and with or without security as the Board of
       Directors may think fit, from time to time
       for the purpose of the business of the Company
       notwithstanding that money to be borrowed together
       with moneys already borrowed by the Company
       and its preserves that is to say reserves not
       to set part of any aggregate of the paid-up
       capital of the Company and its free reserves,
       that is to say, reserves not to set part for
       any specific purpose, provided that the total
       amount up to which moneys may be borrowed by
       the Board of Directors [apart from the temporary
       loans obtained from Company's Banker] shall
       not exceed INR 2000 Crores outstanding at anytime

S.6    Approve the suppression of resolution passed              Mgmt          For                            For
       in this regard by the shareholders through
       Postal Ballot on 16 JUN 2007 and pursuant to
       the provisions of Section 293(1)(a) and other
       applicable provisions, if any, of the Companies
       Act, 1956 and the Articles of Association of
       the Company, the consent of the Company; authorize
       the Board of Directors to mortgage and/or charge
       any of its movable and/or immovable properties
       wherever situated, both present and future,
       or the whole, or substantially the whole, of
       the undertaking or undertakings of the Company
       on such terms an in such manner as the Board
       may think fit, together with power to take
       over the Management of the business or concern
       of the Company in certain events, for securing
       any loan obtained to be obtained from, or securities
       issued/to be issued to, Bank(s), Financial
       or other institution(s), Mutual Fund(s), Non
       Resident Indians (NRIs), Overseas Corporate
       Bodies(OCBs), Foreign Institutional Investors(FIIs)
       or any other person(s), body(ies) Corporate,
       etc., whether shareholder of the Company or
       not [hereinafter collectively referred to as
       'lenders'], for an amount not exceeding INR
       2000 Crores, together with interests, compound/additional
       interest, commitment charges, costs, expenses
       and all other monies payable by the Company
       to the concerned lenders; to do all such acts,
       deeds and things and to sign all such documents
       as may be necessary, expedient and incidental
       thereto to give effect to this resolution;
       the Managing Director/ the Whole-Time Director
       and Company Secretary of the Company to file
       necessary forms with the Registrar of Companies
       and do all such acts, deeds and things and
       to sign all such documents as may be necessary
       to give effect to the above resolution

--------------------------------------------------------------------------------------------------------------------------
 EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON                                          Agenda Number:  701934449
--------------------------------------------------------------------------------------------------------------------------
    Security:  G3215M109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  GB00B29BCK10
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report and accounts for the YE 31             Mgmt          For                            For
       DEC 2008

2.     Declare a final dividend of 19 US cents ordinary          Mgmt          For                            For
       Shares

3.     Approve the Directors' remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2008

4.     Re-elect Sir. David Cooksey as a Non-Executive            Mgmt          For                            For
       Director

5.     Re-elect Mr. Gerhard Ammann as a Non-Executive            Mgmt          For                            For
       Director

6.     Re-elect Sir. Paul Judge as a Non-Executive               Mgmt          For                            For
       Director

7.     Re-elect Mr. Kenneth Olisa as a Non-Executive             Mgmt          For                            For
       Director

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

9.     Authorize the Audit Committee of the Board of             Mgmt          For                            For
       Directors to set the remuneration of the Auditors

S.10   Authorize the Company, for the purpose of Section         Mgmt          For                            For
       166 of the Companies Act 1985[the Act], to
       make market purchases [as specified in Section
       163(3) of the Act] of up to 128,775,000 ordinary
       shares of USD 0.20 each in the capital of the
       Company[each an ordinary shares] on such terms
       and in such manner as the Directors may from
       time to time determine and where such ordinary
       shares are held as treasury shares, the Company
       may use them for the purposes set out in Section
       162D of the Act, including for the purpose
       of its Employee Shares Scheme, at a minimum
       price of USD 0.20[exclusive expenses] and up
       to 105% of the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 09 SEP 2010]; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.11   Approve, that a general meeting other than an             Mgmt          For                            For
       AGM be called on not less than 14 clear Days'
       notice

S.12   Amend the Articles of Association with effect             Mgmt          Abstain                        Against
       from 01 OCT 2009 as specified

--------------------------------------------------------------------------------------------------------------------------
 EVEN CONSTRUTORA E INCORPORADORA SA                                                         Agenda Number:  701713198
--------------------------------------------------------------------------------------------------------------------------
    Security:  P3904U107                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  07-Oct-2008
        ISIN:  BREVENACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

I.     Approve to increase the share capital of the              Mgmt          For                            For
       Company, in the amount of BRL 150,000,000.00,
       through the issuance for private subscription
       of 37,500,000 common, nominative shares of
       no par value, at the issue price of BRL 4.00
       per common share, in accordance with Article
       170, 1, III of Law number 640 4/76

II.    Approve the amendment to the authorized share             Mgmt          For                            For
       capital Limit of the Company to BRL 1,000,000,000.00

III.   Amend the Corporate Bylaws of the Company to              Mgmt          For                            For
       a reflect the updating of the amount of the
       share capital and amendment to the authorized
       share capital limit, B remove Article 43 and
       its respective Paragraphs C amend Articles
       2, 20 and 37, D insert a new 4 to Article 12,
       renumbering the others, and E amend the structure
       of the Executive Committee of the Company

IV.    Approve the consolidation of the Corporate Bylaws         Mgmt          For                            For
       of the Company

--------------------------------------------------------------------------------------------------------------------------
 FINETEC CORP, ANSONG                                                                        Agenda Number:  701842343
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y2493X100                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-Mar-2009
        ISIN:  KR7033500000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Outside Directors                               Mgmt          For                            For

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the limit of remuneration for the Auditor         Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 FORTUNE ELECTRIC CO LTD                                                                     Agenda Number:  701960634
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y26168107                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  TW0001519007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 operation report                                 Non-Voting

A.2    Supervisors review of year 2008 audit report              Non-Voting

A.3    Report the status of endorsement guarantee provided       Non-Voting
       of 2008

A.4    Report of revised rules of procedure for Board            Non-Voting
       of Directors meeting

B.1    Approve the recognition of 2008 financial, consolidation  Mgmt          For                            For
       financial report and business report

B.2    Approve the 2008 earning distributions [cash              Mgmt          For                            For
       dividend TWD 1.2 per share, stock dividend
       150 shares per 1,000 shares from retain earnings
       subject to 20 % withholding tax]

B.3    Approve the capitalization through issuance               Mgmt          For                            For
       of new shares for 2008 dividend

B.4    Approve to revise the Memorandum and Articles             Mgmt          For                            For
       of Association

B.5    Approve to revise the procedure of lending funds          Mgmt          For                            For
       to other parties

B.6    Approve to revise the procedure of endorsement            Mgmt          For                            For
       guarantee provided

B.7    Approve to revise the procedure of acquiring              Mgmt          For                            For
       or disposing asset

B.8    Extraordinary motions                                     Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 GAZPROM O A O                                                                               Agenda Number:  701968995
--------------------------------------------------------------------------------------------------------------------------
    Security:  368287207                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  US3682872078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE               Non-Voting
       AGENDA (136 RESOLUTIONS) FOR THE GAZPROM OF
       RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN
       UP AMONG TWO INDIVIDUAL MEETINGS. THE MEETING
       IDS AND HOW THE RESOLUTIONS HAVE BEEN BROKEN
       OUT ARE AS FOLLOWS: MEETING IDS 578091 [RESOLUTIONS
       1 THROUGH 7.92], 583856 [RESOLUTIONS 7.93 THROUGH
       9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA
       OF THIS MEETING YOU MUST VOTE ON ALL TWO MEETINGS.

1.     Approval of the annual report of the Company.             Mgmt          For                            For

2.     Approval of the annual accounting statements,             Mgmt          For                            For
       including the profit and loss reports [profit
       and loss accounts] of the Company.

3.     Approval of the distribution of profit of the             Mgmt          For                            For
       Company based on the results of 2008.

4.     Regarding the amount of, time for and form of             Mgmt          For                            For
       payment of dividends based on the results of
       2008.

5.     Approval of the External Auditor of the Company.          Mgmt          For                            For

6.     Regarding the remuneration of Members of the              Mgmt          For                            For
       Board of Directors and Audit Commission of
       the Company.

7.1    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] regarding receipt
       by OAO Gazprom of funds in a maximum sum of
       500 million U.S. dollars or its equivalent
       in rubles or euros, for a term of up to and
       including 5 years, with interest for using
       the loans to be paid at a rate not exceeding
       15% per annum in the case of loans in U.S.
       dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.2    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO regarding receipt by OAO Gazprom
       of funds in a maximum sum of 1.5 billion U.S.
       dollars or its equivalent in rubles or euros,
       for a term of up to and including 5 years,
       with interest for using the loans to be paid
       at a rate not exceeding 15% per annum in the
       case of loans in U.S. dollars / euros and at
       a rate not exceeding the Bank of Russia's refinancing
       rate in effect on the date of entry into the
       applicable loan agreement, plus 3% per annum,
       in the case of loans in rubles.

7.3    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank regarding receipt by OAO Gazprom of
       funds in a maximum sum of 1 billion U.S. dollars
       or its equivalent in rubles or euros, for a
       term of up to and including 5 years, with interest
       for using the loans to be paid at a rate not
       exceeding 15% per annum in the case of loans
       in U.S. dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.4    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and State
       Corporation Bank for Development and Foreign
       Economic Affairs [Vnesheconombank] regarding
       receipt by OAO Gazprom of funds in a maximum
       sum of 6 billion U.S. dollars or its equivalent
       in rubles or euros, for a term of up to and
       including 5 years, with interest for using
       the loans to be paid at a rate not exceeding
       15% per annum in the case of loans in U.S.
       dollars / euros and at a rate not exceeding
       the Bank of Russia's refinancing rate in effect
       on the date of entry into the applicable loan
       agreement, plus 3% per annum, in the case of
       loans in rubles.

7.5    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Rosselkhozbank regarding receipt by OAO Gazprom
       of funds in a maximum sum of 1.5 billion U.S.
       dollars or its equivalent in rubles or euros,
       for a term of up to and including 5 years,
       with interest for using the loans to be paid
       at a rate not exceeding 15% per annum in the
       case of loans in U.S. dollars / euros and at
       a rate not exceeding the Bank of Russia's refinancing
       rate in effect on the date of entry into the
       applicable loan agreement, plus 3% per annum,
       in the case of loans in rubles.

7.6    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company], to be entered into
       pursuant to a loan facility agreement between
       OAO Gazprom and the bank, involving receipt
       by OAO Gazprom of funds in a maximum sum of
       25 billion rubles, for a term not exceeding
       30 calendar days, with interest for using the
       loans to be paid at a rate not exceeding the
       indicative rate based on the offered rates
       of Russian ruble loans [deposits] in the Moscow
       money market [MosPrime Rate] established for
       loans with a maturity equal to the period of
       using the applicable loan, quoted as of the
       date of entry into the applicable transaction,
       increased by 2%.

7.7    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO, to be entered into pursuant
       to a loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 17 billion rubles,
       for a term not exceeding 30 calendar days,
       with interest for using the loans to be paid
       at a rate not exceeding the indicative rate
       based on the offered rates of Russian ruble
       loans [deposits] in the Moscow money market
       [MosPrime Rate] established for loans with
       a maturity equal to the period of using the
       applicable loan, quoted as of the date of entry
       into the applicable transaction, increased
       by 4%.

7.8    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank, to be entered into pursuant
       to a loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 100 million U.S.
       dollars, for a term not exceeding 30 calendar
       days, with interest for using the loans to
       be paid at a rate not exceeding the London
       Interbank Offered Rate [LIBOR] established
       for loans with a maturity equal to the period
       of using the applicable loan, quoted as of
       the date of entry into the applicable transaction,
       increased by 4%.

7.9    Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank, to be entered into pursuant to a
       loan facility agreement between OAO Gazprom
       and the bank, involving receipt by OAO Gazprom
       of funds in a maximum sum of 5 billion rubles,
       for a term not exceeding 30 calendar days,
       with interest for using the loans to be paid
       at a rate not exceeding the indicative rate
       based on the offered rates of Russian ruble
       loans [deposits] in the Moscow money market
       [MosPrime Rate] established for loans with
       a maturity equal to the period of using the
       applicable loan, quoted as of the date of entry
       into the applicable transaction, increased
       by 4%.

7.10   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       Gazprombank [Open Joint Stock Company] will,
       upon the terms and conditions announced by
       it, accept and credit funds transferred to
       accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions, as well as
       agreements between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] regarding maintenance
       in the account of a non-reducible balance in
       a maximum sum not exceeding 20 billion rubles
       or its equivalent in a foreign currency for
       each transaction, with interest to be paid
       by the bank at a rate not lower than 0.1% per
       annum in the relevant currency.

7.11   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which Sberbank of
       Russia OAO will, upon the terms and conditions
       announced by it, accept and credit funds transferred
       to accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.12   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank pursuant to which ZAO Gazenergoprombank
       will, upon the terms and conditions announced
       by it, accept and credit funds transferred
       to accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.13   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank pursuant to which OAO VTB Bank will,
       upon the terms and conditions announced by
       it, accept and credit funds transferred to
       accounts opened by OAO Gazprom and conduct
       operations through the accounts in accordance
       with OAO Gazprom's instructions.

7.14   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       the bank will provide services to OAO Gazprom
       making use of the Bank Client electronic payments
       system, including, without limitation, receipt
       from OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of the bank as may be in effect
       at the time the services are provided.

7.15   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which Sberbank of
       Russia OAO will provide services to OAO Gazprom
       making use of the Client Sberbank electronic
       payments system, including, without limitation,
       receipt from OAO Gazprom of electronic payment
       documents for executing expense operations
       through accounts, provision of the account
       electronic statements and conduct of other
       electronic document processing, and OAO Gazprom
       will pay for the services provided at such
       tariffs of Sberbank of Russia OAO as may be
       in effect at the time the services are provided.

7.16   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazenergoprombank pursuant to which ZAO Gazenergoprombank
       will provide services to OAO Gazprom making
       use of the Bank Client electronic payments
       system, including, without limitation, receipt
       from OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of ZAO Gazenergoprombank as
       may be in effect at the time the services are
       provided.

7.17   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       VTB Bank pursuant to which OAO VTB Bank will
       provide services to OAO Gazprom making use
       of the Bank Client electronic payments system,
       including, without limitation, receipt from
       OAO Gazprom of electronic payment documents
       for executing expense operations through accounts,
       provision of the account electronic statements
       and conduct of other electronic document processing,
       and OAO Gazprom will pay for the services provided
       at such tariffs of OAO VTB Bank as may be in
       effect at the time the services are provided.

7.18   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, the foreign
       currency purchase/sale transactions between
       OAO Gazprom and Gazprombank [Open Joint Stock
       Company], to be entered into under the General
       Agreement on the Conduct of Conversion Operations
       between OAO Gazprom and the bank dated as of
       September 12, 2006, No. 3446, in a maximum
       sum of 500 million U.S. dollars or its equivalent
       in rubles, euros or other currency for each
       transaction.

7.19   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant suretyships to secure
       performance of OAO Gazprom's subsidiaries'
       obligations to Gazprombank [Open Joint Stock
       Company] with respect to the bank's guarantees
       issued to the Russian Federation's tax authorities
       in connection with the subsidiaries challenging
       such tax authorities' claims in court, in an
       aggregate maximum sum equivalent to 500 million
       U.S. dollars and for a period of not more than
       14 months.

7.20   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Sberbank
       of Russia OAO pursuant to which OAO Gazprom
       will grant suretyships to secure performance
       of OAO Gazprom's subsidiaries' obligations
       to Sberbank of Russia OAO with respect to the
       bank's guarantees issued to the Russian Federation's
       tax authorities in connection with the subsidiary
       companies challenging such tax authorities'
       claims in court, in an aggregate maximum sum
       equivalent to 500 million U.S. dollars and
       for a period of not more than 14 months.

7.21   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant suretyships to secure
       performance of OAO Gazprom's subsidiaries'
       obligations to Gazprombank [Open Joint Stock
       Company] with respect to the bank's guarantees
       issued to the Russian Federation's tax authorities
       related to such companies' obligations to pay
       excise taxes in connection with exports of
       petroleum products that are subject to excise
       taxes, and eventual penalties, in a maximum
       sum of 1.8 billion rubles and for a period
       of not more than 14 months.

7.22   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Nord
       Stream AG pursuant to which OAO Gazprom will
       issue a guarantee [suretyship] to Nord Stream
       AG to secure performance of OOO Gazprom Export's
       obligations under a gas transportation agreement
       between Nord Stream AG and OOO Gazprom Export,
       including its obligations to pay a tariff for
       the transportation of gas via the North Stream
       gas pipeline on the basis of an agreed-upon
       model for calculating the tariff, in an aggregate
       maximum sum of 24.035 billion euros.

7.23   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       Gazprombank [Open Joint Stock Company] undertakes
       under instructions of OAO Gazprom and for a
       fee not exceeding 0.5% per annum, to open on
       a monthly basis documentary irrevocable uncovered
       letters of credit in favor of AK Uztransgaz
       in connection with payments for its services
       related to natural gas transportation across
       the territory of the Republic of Uzbekistan,
       with the maximum amount under all of the simultaneously
       outstanding letters of credit being 81 million
       U.S. dollars.

7.24   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Beltransgaz pursuant to which OAO Gazprom will
       grant OAO Beltransgaz temporary possession
       and use of the facilities of the Yamal-Europe
       trunk gas pipeline system and related service
       equipment that are situated in the territory
       of the Republic of Belarus for a period of
       not more than 12 months and OAO Beltransgaz
       will make payment for using such property in
       a maximum sum of 6.33 billion rubles.

7.25   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazpromregiongaz pursuant to which OAO Gazprom
       will grant OAO Gazpromregiongaz temporary possession
       and use of the property complex of the gas
       distribution system, comprised of facilities
       designed to transport and supply gas directly
       to consumers [gas off taking pipelines, gas
       distribution pipelines, inter-township and
       street gas pipelines, high-, medium- and low-pressure
       gas pipelines, gas flow control stations and
       buildings], for a period of not more than 12
       months and OAO Gazpromregiongaz will make payment
       for using such property in a maximum sum of
       769.4 million rubles.

7.26   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which OAO
       Gazprom will grant ZAO Gazprom Neft Orenburg
       temporary possession and use of the wells and
       downhole and above-ground well equipment within
       the Eastern Segment of the Orenburgskoye oil
       and gas-condensate field for a period of not
       more than 12 months and ZAO Gazprom Neft Orenburg
       will make payment for using such property in
       a maximum sum of 1.5 billion rubles.

7.27   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazpromtrubinvest pursuant to which OAO Gazprom
       will grant OAO Gazpromtrubinvest temporary
       possession and use of the building and equipment
       of a tubing and casing manufacturing facility
       with a thermal treatment shop and pipe coating
       unit, situated in the Kostromskaya Region,
       town of Volgorechensk, for a period of not
       more than 12 months and OAO Gazpromtrubinvest
       will make payment for using such property in
       a maximum sum of 451 million rubles.

7.28   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Lazurnaya pursuant to which OAO Gazprom will
       grant OAO Lazurnaya temporary possession and
       use of the property of the first and second
       units of the Lazurnaya Peak Hotel complex,
       situated in the city of Sochi, for a period
       of not more than 12 months and OAO Lazurnaya
       will make payment for using such property in
       a maximum sum of 93.3 million rubles.

7.29   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and DOAO
       Tsentrenergogaz of OAO Gazprom pursuant to
       which OAO Gazprom will grant DOAO Tsentrenergogaz
       of OAO Gazprom temporary possession and use
       of the building and equipment of the repair
       and machining shop at the home base of the
       oil and gas production department for the Zapolyarnoye
       gas-oil-condensate field, situated in the Yamalo-Nenetskiy
       Autonomous Area, Tazovskiy District, township
       of Novozapolyarnyi, as well as of the building
       and equipment of the repair and machining shop
       at the Southern Regional Repair Base, situated
       in the Stavropolskiy Province, town of Izobilnyi,
       for a period of not more than 12 months and
       DOAO Tsentrenergogaz of OAO Gazprom will make
       payment for using such property in a maximum
       sum of 115.5 million rubles.

7.30   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OAO Gazprom
       will grant OOO Gazpromtrans temporary possession
       and use of the infrastructure facilities of
       the railway stations of the Surgutskiy Condensate
       Stabilization Plant, of the Sernaya railway
       station and of the Tvyordaya Sera railway station,
       the facilities of the railway station situated
       in the town of Slavyansk-na-Kubani, as well
       as the facilities of the railway line from
       the Obskaya station to the Bovanenkovo station,
       for a period of not more than 12 months and
       OOO Gazpromtrans will make payment for using
       such property in a maximum sum of 2.1 billion
       rubles.

7.31   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OAO Gazprom
       will grant OOO Gazpromtrans temporary possession
       and use of methanol tank cars for a period
       of not more than 5 years and OOO Gazpromtrans
       will make payment for using such property in
       a maximum sum of 190 million rubles

7.32   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Tsentrgaz pursuant to which OAO Gazprom will
       grant OAO Tsentrgaz temporary possession and
       use of the facilities of a preventative clinic
       that are situated in the Tulskaya Region, Shchokinskiy
       District, township of Grumant, for a period
       of not more than 12 months and OAO Tsentrgaz
       will make payment for using such property in
       a maximum sum of 24.1 million rubles.

7.33   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Druzhba pursuant to which OAO Gazprom will
       grant OAO Druzhba temporary possession and
       use of the facilities of Druzhba vacation center
       [hotels, effluent treatment facilities, transformer
       substations, entrance checkpoints, cottages,
       utility networks, metal fences, parking area,
       ponds, roads, pedestrian crossings, playgrounds,
       sewage pumping station, sports center, roofed
       ground-level arcade, servicing station, diesel-generator
       station, boiler house extension, storage facility,
       Fisherman's Lodge, garage, as well as service
       machinery, equipment, furniture and accessories]
       situated in the Moscow Region, Naro-Fominskiy
       District, village of Rogozinino, for a period
       of not more than 12 months and OAO Druzhba
       will make payment for using such property in
       a maximum sum of 249.55 million rubles.

7.34   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       will grant OAO Gazprom Promgaz temporary possession
       and use of experimental prototypes of gas-using
       equipment [self-contained modular boiler installation,
       recuperative air heater, mini-boiler unit,
       radiant panel heating system, U-shaped radiant
       tube, modularized compact full-function gas
       and water treatment installations for coal
       bed methane extraction wells, well-head equipment,
       borehole enlargement device, and pressure core
       sampler] located in the Rostovskaya Region,
       town of Kamensk-Shakhtinskiy, and the Kemerovskaya
       Region, city of Novokuznetsk, for a period
       of not more than 12 months and OAO Gazprom
       Promgaz will make payment for using such property
       in a maximum sum of 3.5 million rubles.

7.35   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       OAO Gazprom will grant Gazprombank [Open Joint
       Stock Company] temporary possession and use
       of the non-residential premises in a building
       that are situated at 31 Lenina Street, Yugorsk,
       Tyumenskaya Region and are used to house a
       branch of Gazprombank [Open Joint Stock Company],
       with a total floor space of 810.6 square meters,
       and the plot of land occupied by the building
       and required to use that building, with an
       area of 3,371 square meters, for a period of
       not more than 12 months and Gazprombank [Open
       Joint Stock Company] will make payment for
       using such property in a maximum sum of 2.61
       million rubles.

7.36   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Salavatnefteorgsintez pursuant to which OAO
       Gazprom will grant OAO Salavatnefteorgsintez
       temporary possession and use of the gas condensate
       pipeline running from the Karachaganakskoye
       gas condensate field to the Orenburgskiy Gas
       Refinery for a period of not more than 12 months
       and OAO Salavatnefteorgsintez will make payment
       for using such property in a maximum sum of
       347 thousand rubles.

7.37   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Vostokgazprom pursuant to which OAO Gazprom
       will grant OAO Vostokgazprom temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OAO Vostokgazprom will make payment
       for using such property in a maximum sum of
       109 thousand rubles.

7.38   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazprom Export pursuant to which OAO Gazprom
       will grant OOO Gazprom Export temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OOO Gazprom Export will make
       payment for using such property in a maximum
       sum of 129 thousand rubles.

7.39   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Neft pursuant to which OAO Gazprom
       will grant OAO Gazprom Neft temporary possession
       and use of an M-468R special-purpose communications
       installation for a period of not more than
       12 months and OAO Gazprom Neft will make payment
       for using such property in a maximum sum of
       132 thousand rubles.

7.40   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Space Systems pursuant to which OAO
       Gazprom will grant OAO Gazprom Space Systems
       temporary possession and use of an ERP software
       and hardware solution, System for Managing
       OAO Gazprom's Property and Other Assets at
       OAO Gazcom Level [ERP], for a period of not
       more than 12 months and OAO Gazprom Space Systems
       will make payment for using such property in
       a maximum sum of 1.15 million rubles.

7.41   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which OAO Gazprom
       will grant ZAO Yamalgazinvest temporary possession
       and use of an ERP software and hardware solution,
       System for Managing OAO Gazprom's Property
       and Other Assets at ZAO Yamalgazinvest Level
       [ERP], for a period of not more than 12 months
       and ZAO Yamalgazinvest will make payment for
       using such property in a maximum sum of 1.74
       million rubles.

7.42   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gaztelecom pursuant to which OAO Gazprom will
       grant ZAO Gaztelecom temporary possession and
       use of communications facilities within the
       composition of buildings, communications lines,
       communications networks, cable duct systems
       and equipment, which are located in the city
       of Moscow, the city of Maloyaroslavets, the
       city of Rostov-on-Don, the city of Kaliningrad,
       in the Smolenskaya Region of the Russian Federation
       and in the territory of the Republic of Belarus,
       for a period of not more than 12 months and
       ZAO Gaztelecom will make payment for using
       such property in a maximum sum of 204.8 million
       rubles.

7.43   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       TsentrCaspneftegaz pursuant to which OAO Gazprom
       will extend to OOO TsentrCaspneftegaz long-term
       loans in an aggregate maximum sum of 12.6 billion
       rubles for the purpose of development by it
       in 2009-2011 of the Tsentralnaya geological
       structure.

7.44   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and Gazprombank
       [Open Joint Stock Company] pursuant to which
       the bank will issue guarantees to the Russian
       Federation's customs authorities with respect
       to the obligations of OAO Gazprom as a customs
       broker to pay customs payments and eventual
       interest and penalties, in a maximum sum of
       50 million rubles, with the bank to be paid
       a fee at a rate of not more than 1% per annum
       of the amount of the guarantee.

7.45   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will deliver and OOO Mezhregiongaz will accept
       [off-take] gas in an amount of not more than
       300 billion cubic meters, deliverable monthly,
       and will pay for gas a maximum sum of 886.9
       billion rubles.

7.46   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OOO Mezhregiongaz
       undertakes under instructions of OAO Gazprom
       and for a fee of not more than 200 million
       rubles, in its own name, but for OAO Gazprom's
       account, to accept and, through OOO Mezhregiongaz's
       electronic trading site, sell gas produced
       by OAO Gazprom and its affiliates, in an amount
       of not more than 11.25 billion cubic meters
       for a maximum sum of 20 billion rubles.

7.47   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OOO Mezhregiongaz
       will deliver and OAO Gazprom will accept [off-take]
       gas purchased by OOO Mezhregiongaz from independent
       entities, in an amount of not more than 21.9
       billion cubic meters for a maximum sum of 70
       billion rubles.

7.48   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazprom Export pursuant to which OOO Gazprom
       Export undertakes under instructions of OAO
       Gazprom and for a fee of not more than 55 million
       rubles, in its own name, but for OAO Gazprom's
       account, to accept and sell in the market outside
       the customs territory of the Russian Federation
       liquid hydrocarbons owned by OAO Gazprom, including
       crude oil, gas condensate and refined products
       [gasoline, liquefied gases, etc.], in an amount
       of not more than 1.25 million tons for a maximum
       sum of 11 billion rubles.

7.49   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will deliver and OOO Mezhregiongaz will accept
       [off-take] gas purchased by OAO Gazprom from
       OAO LUKOIL and stored in underground gas storage
       facilities, in an amount of not more than 3.39
       billion cubic meters, and will pay for gas
       a maximum sum of 9.1 billion rubles.

7.50   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Northgas pursuant to which ZAO Northgas will
       deliver and OAO Gazprom will accept [off-take]
       gas in an amount of not more than 4.8 billion
       cubic meters, deliverable monthly, and will
       pay for gas a maximum sum of 4 billion rubles.

7.51   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Severneftegazprom pursuant to which OAO Severneftegazprom
       will deliver and OAO Gazprom will accept [off-take]
       gas in an amount of not more than 24.2 billion
       cubic meters and will pay for gas a maximum
       sum of 23 billion rubles.

7.52   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which ZAO
       Gazprom Neft Orenburg will deliver and OAO
       Gazprom will accept [off-take] unstable crude
       oil in an amount of not more than 650 thousand
       tons and will pay for crude oil a maximum sum
       of 5.3 billion rubles.

7.53   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO SIBUR Holding
       will deliver and OAO Gazprom will accept [off-take]
       dry stripped gas processed at gas refining
       complexes in an amount of not more than 4.5
       billion cubic meters and will pay for gas a
       maximum sum of 5.1 billion rubles.

7.54   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO Gazprom
       will sell and OAO SIBUR Holding will buy ethane
       fraction in a total amount of 4.885 million
       tons for a maximum sum of 33.707 billion rubles.

7.55   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO SIBUR Holding
       undertakes under instructions of OAO Gazprom
       and for a fee of not more than 30 million rubles,
       to enter into: in OAO Gazprom's name and for
       OAO Gazprom's account: agreements providing
       for the processing of ethane fraction in an
       amount of not more than 275 thousand tons and
       with the maximum cost of ethane fraction processing
       services being 2.6 billion rubles; and agreements
       providing for the sale of ethane fraction processing
       products [polyethylene] in an amount of not
       more than 180 thousand tons for a maximum sum
       of 6.5 billion rubles; and in its own name,
       but for OAO Gazprom's account: agreements on
       arranging for the transportation and storage
       of ethane fraction processing products [polyethylene]
       owned by OAO Gazprom in an amount of not more
       than 36 thousand tons for a maximum sum of
       75 million rubles.

7.56   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SIBUR Holding pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 1.2 billion cubic meters and
       OAO SIBUR Holding will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 1 billion rubles.

7.57   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Tomskgazprom pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 3 billion cubic meters and
       OAO Tomskgazprom will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 1.2 billion rubles.

7.58   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Mezhregiongaz pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 45 billion cubic meters across
       the territory of the Russian Federation, CIS
       countries and Baltic states and OOO Mezhregiongaz
       will pay for the services related to arranging
       for the transportation of gas via trunk gas
       pipelines a maximum sum of 70 billion rubles.

7.59   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Neft pursuant to which OAO Gazprom
       will provide services related to arranging
       for the transportation of gas in a total amount
       of not more than 3.8 billion cubic meters and
       OAO Gazprom Neft will pay for the services
       related to arranging for the transportation
       of gas via trunk gas pipelines a maximum sum
       of 2.62 billion rubles.

7.60   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       NOVATEK pursuant to which OAO Gazprom will
       provide services related to arranging for the
       transportation of gas in a total amount of
       not more than 45 billion cubic meters and OAO
       NOVATEK will pay for the services related to
       arranging for the transportation of gas via
       trunk gas pipelines a maximum sum of 60 billion
       rubles..

7.61   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       NOVATEK pursuant to which OAO Gazprom will
       provide services related to arranging for the
       injection into and storage in underground gas
       storage facilities of gas owned by OAO NOVATEK
       in an amount of not more than 1 billion cubic
       meters and OAO NOVATEK will pay for the services
       related to arranging for gas injection and
       storage a maximum sum of 400 million rubles,
       as well as services related to arranging for
       the off-taking from underground gas storage
       facilities of gas owned by OAO NOVATEK in an
       amount of not more than 1 billion cubic meters
       and OAO NOVATEK will pay for the services related
       to arranging for the off-taking of gas a maximum
       sum of 20 million rubles.

7.62   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and a/s
       Latvijas Gaze pursuant to which OAO Gazprom
       will sell and a/s Latvijas Gaze will purchase
       gas as follows: in an amount of not more than
       750 million cubic meters for a maximum sum
       of 225 million euros in the second half of
       2009 and in an amount of not more than 750
       million cubic meters for a maximum sum of 225
       million euros in the first half of 2010, as
       well as pursuant to which a/s Latvijas Gaze
       will provide services related to injection
       into and storage in the Ineukalna underground
       gas storage facility of gas owned by OAO Gazprom,
       and related to its off-taking and transportation
       across the territory of the Republic of Latvia,
       as follows: in the second half of 2009-services
       related to injection of gas in an amount of
       not more than 1.2 billion cubic meters, services
       related to storage and off-taking of gas in
       an amount of not more than 800 million cubic
       meters and services related to transportation
       of gas in an amount of not more than 2 billion
       cubic meters, and OAO Gazprom will pay for
       such services a maximum sum of 20 million euros;
       and in the first half of 2010  services
       related to injection of gas in an amount of
       not more than 800 million cubic meters, services
       related to storage and off-taking of gas in
       an amount of not more than 1 billion cubic
       meters and services related to transportation
       of gas in an amount of not more than 1.8 billion
       cubic meters, and OAO Gazprom will pay for
       such services a maximum sum of 23 million euros.

7.63   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and AB
       Lietuvos Dujos pursuant to which OAO Gazprom
       will sell and AB Lietuvos Dujos will purchase
       gas as follows: in an amount of not more than
       675 million cubic meters for a maximum sum
       of 180 million euros in the second half of
       2009 and in an amount of not more than 790
       million cubic meters for a maximum sum of 210
       million euros in the first half of 2010, as
       well as pursuant to which AB Lietuvos Dujos
       will provide services related to the transportation
       of gas in transit mode across the territory
       of the Republic of Lithuania as follows: in
       the second half of 2009-in an amount of not
       more than 743 million cubic meters, and OAO
       Gazprom will pay for such gas transportation
       services a maximum sum of 3 million euros;
       and in the first half of 2010-in an amount
       of not more than 1.25 billion cubic meters,
       and OAO Gazprom will pay for such gas transportation
       services a maximum sum of 6.5 million euros.

7.64   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and UAB
       Kauno termofikacijos elektrin  pursuant to
       which OAO Gazprom will sell and UAB Kauno termofikacijos
       elektrin  will purchase gas as follows: in
       an amount of not more than 180 million cubic
       meters for a maximum sum of 48 million euros
       in the second half of 2009 and in an amount
       of not more than 225 million cubic meters for
       a maximum sum of 60 million euros in the first
       half of 2010.

7.65   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and MoldovaGaz
       S.A. pursuant to which OAO Gazprom will deliver
       and MoldovaGaz S.A. will accept [off-take]
       in 2010 gas in an amount of not more than 3.9
       billion cubic meters and will pay for gas a
       maximum sum of 1.33 billion U.S. dollars.

7.66   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and MoldovaGaz
       S.A. pursuant to which in 2010 MoldovaGaz S.A.
       will provide services related to the transportation
       of gas in transit mode across the territory
       of the Republic of Moldova in an amount of
       not more than 22.1 billion cubic meters and
       OAO Gazprom will pay for the services related
       to the transportation of gas via trunk gas
       pipelines a maximum sum of 55.4 million U.S.
       dollars.

7.67   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and KazRosGaz
       LLP pursuant to which KazRosGaz LLP will sell
       and OAO Gazprom will purchase in 2010 gas in
       an amount of not more than 1.2 billion cubic
       meters for a maximum sum of 150 million U.S.
       dollars.

7.68   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and KazRosGaz
       LLP pursuant to which in 2010 OAO Gazprom will
       provide services related to the transportation
       across the territory of the Russian Federation
       of gas owned by KazRosGaz LLP in an amount
       of not more than 8.5 billion cubic meters and
       KazRosGaz LLP will pay for the services related
       to the transportation of gas via trunk gas
       pipelines a maximum sum of 35.2 million U.S.
       dollars.

7.69   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Beltransgaz pursuant to which OAO Gazprom will
       sell and OAO Beltransgaz will purchase in 2010
       gas in an amount of not more than 22.1 billion
       cubic meters for a maximum sum of 4.42 billion
       U.S. dollars, as well as pursuant to which
       in 2010 OAO Beltransgaz will provide services
       related to the transportation of gas in transit
       mode across the territory of the Republic of
       Belarus via the gas transportation system of
       OAO Beltransgaz and via the Byelorussian segment
       of Russia's Yamal-Europe gas pipeline in an
       amount of not more than 48.2 billion cubic
       meters and OAO Gazprom will pay for the services
       related to the transportation of gas via trunk
       gas pipelines a maximum sum of 700 million
       U.S. dollars.

7.70   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OOO Gazpromtrans
       undertakes, using in-house and/or outside personnel
       and resources, to perform in accordance with
       instructions from OAO Gazprom an aggregate
       of start-up and commissioning work at OAO Gazprom's
       facilities, with the time periods for performance
       being from July 2009 to December 2009 and from
       January 2010 to June 2010, and to deliver the
       results of such work to OAO Gazprom and OAO
       Gazprom undertakes to accept the results of
       such work and to pay for such work a maximum
       sum of 500 thousand rubles.

7.71   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug pursuant to which ZAO Gazprom
       Invest Yug undertakes, using in-house and/or
       outside personnel and resources, to perform
       in accordance with instructions from OAO Gazprom
       an aggregate of start-up and commissioning
       work at OAO Gazprom's facilities, with the
       time periods for performance being from July
       2009 to December 2009 and from January 2010
       to June 2010, and to deliver the results of
       such work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a maximum sum of 150 million
       rubles.

7.72   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which ZAO Yamalgazinvest
       undertakes, using in-house and/or outside personnel
       and resources, to perform in accordance with
       instructions from OAO Gazprom an aggregate
       of start-up and commissioning work at OAO Gazprom's
       facilities, with the time periods for performance
       being from July 2009 to December 2009 and from
       January 2010 to June 2010, and to deliver the
       results of such work to OAO Gazprom and OAO
       Gazprom undertakes to accept the results of
       such work and to pay for such work a maximum
       sum of 350 million rubles.

7.73   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Space Systems pursuant to which OAO
       Gazprom Space Systems undertakes, during the
       period from 01 JUL 2009 to 31 DEC 2010, in
       accordance with instructions from OAO Gazprom,
       to provide services related to the implementation
       of OAO Gazprom's investment projects involving
       the construction and commissioning of facilities
       and OAO Gazprom undertakes to pay for such
       services a maximum sum of 600 thousand rubles.

7.74   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Yamalgazinvest pursuant to which ZAO Yamalgazinvest
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 3.6
       billion rubles.

7.75   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Neft Orenburg pursuant to which ZAO
       Gazprom Neft Orenburg undertakes, during the
       period from 01 JUL 2009 to 31 DEC 2010, in
       accordance with instructions from OAO Gazprom,
       to provide services related to the implementation
       of OAO Gazprom's investment projects involving
       the construction and commissioning of facilities
       and OAO Gazprom undertakes to pay for such
       services a maximum sum of 29.69 million rubles.

7.76   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug pursuant to which ZAO Gazprom
       Invest Yug undertakes, during the period from
       01 JUL 2009 to 31 DEC 2010, in accordance with
       instructions from OAO Gazprom, to provide services
       related to the implementation of OAO Gazprom's
       investment projects involving the construction
       and commissioning of facilities and OAO Gazprom
       undertakes to pay for such services a maximum
       sum of 3.3 billion rubles.

7.77   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OOO
       Gazpromtrans pursuant to which OOO Gazpromtrans
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 280
       million rubles.

7.78   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gaztelecom pursuant to which ZAO Gaztelecom
       undertakes, during the period from 01 JUL 2009
       to 31 DEC 2010, in accordance with instructions
       from OAO Gazprom, to provide services related
       to the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 6.35
       million rubles.

7.79   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Federal Research and Production Center NefteGazAeroCosmos
       pursuant to which ZAO Federal Research and
       Production Center NefteGazAeroCosmos undertakes,
       during the period from 01 JUL 2009 to 31 DEC
       2010, in accordance with instructions from
       OAO Gazprom, to provide services related to
       the implementation of OAO Gazprom's investment
       projects involving the construction and commissioning
       of facilities and OAO Gazprom undertakes to
       pay for such services a maximum sum of 6.7
       million rubles.

7.80   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event of loss or destruction of or damage
       to, including deformation of the original geometrical
       dimensions of the structures or individual
       elements of, machinery or equipment; linear
       portions, technological equipment or fixtures
       of trunk gas pipelines, petroleum pipelines
       or refined product pipelines; property forming
       part of wells; natural gas held at the facilities
       of the Unified Gas Supply System in the course
       of transportation or storage in underground
       gas storage reservoirs [insured property],
       as well as in the event of incurrence of losses
       by OAO Gazprom as a result of an interruption
       in production operations due to destruction
       or loss of or damage to insured property [insured
       events], to make payment of insurance compensation
       to OAO Gazprom or OAO Gazprom's subsidiaries
       to which the insured property has been leased
       [beneficiaries], up to the aggregate insurance
       amount of not more than 10 trillion rubles
       in respect of all insured events, and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 5 billion rubles,
       with each agreement having a term of 1 year.

7.81   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that harm is caused to the life,
       health or property of other persons or to the
       environment as a result of an emergency or
       incident that occurs, amongst other things,
       because of a terrorist act at a hazardous industrial
       facility operated by OAO Gazprom [insured events],
       to make an insurance payment to the physical
       persons whose life, health or property has
       been harmed, to the legal entities whose property
       has been harmed or to the state, acting through
       those authorized agencies of executive power
       whose jurisdiction includes overseeing protection
       of the environment, in the event that harm
       is caused to the environment [beneficiaries],
       up to the aggregate insurance amount of not
       more than 30 million rubles, and OAO Gazprom
       undertakes to pay an insurance premium in a
       total maximum amount of 100 thousand rubles,
       with each agreement having a term of 1 year.

7.82   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that harm is caused to the life
       or health of OAO Gazprom's employees [insured
       persons] as a result of an accident that occurs
       during the period of the insurance coverage
       on a 24-hour-a-day basis or diseases that are
       diagnosed during the effective period of the
       agreements [insured events], to make an insurance
       payment to the insured person or the person
       designated by him as his beneficiary or to
       the heir of the insured person [beneficiaries],
       up to the aggregate insurance amount of not
       more than 150 billion rubles, and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 40 million rubles,
       with each agreement having a term of 1 year.

7.83   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever employees of OAO Gazprom or members
       of their families or non-working retired former
       employees of OAO Gazprom or members of their
       families [insured persons who are beneficiaries]
       apply to a health care institution for the
       provision of medical services [insured events],
       to arrange and pay for the provision of medical
       services to the insured persons up to the aggregate
       insurance amount of not more than 90 billion
       rubles and OAO Gazprom undertakes to pay OAO
       SOGAZ an insurance premium in a total maximum
       amount of 200 million rubles, with each agreement
       having a term of 1 year.

7.84   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever employees of OAO Gazprom Avtopredpriyatie,
       a branch of OAO Gazprom, or members of their
       families or non-working retired former employees
       of OAO Gazprom Avtopredpriyatie, a branch of
       OAO Gazprom, or members of their families [insured
       persons who are beneficiaries] apply to a health
       care institution for the provision of medical
       services [insured events], to arrange and pay
       for the provision of medical services to the
       insured persons up to the aggregate insurance
       amount of not more than 52.8 million rubles
       and OAO Gazprom undertakes to pay OAO SOGAZ
       an insurance premium in a total maximum amount
       of 51.1 million rubles, with each agreement
       having a term of 1 year.

7.85   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event that OAO Gazprom, acting in its
       capacity as customs broker, incurs liability
       as a result of any harm having been caused
       to the property of third persons represented
       by OAO Gazprom in connection with the conduct
       of customs operations [beneficiaries] and/or
       any contracts with such persons having been
       breached [insured events], to make an insurance
       payment to such persons up to the aggregate
       insurance amount of not more than 70 million
       rubles and OAO Gazprom undertakes to pay OAO
       SOGAZ an insurance premium in a total maximum
       amount of 1 million rubles, with each agreement
       having a term of 3 years.

7.86   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       SOGAZ pursuant to which OAO SOGAZ undertakes,
       whenever harm [damage or destruction] is caused
       to a transportation vehicle owned by OAO Gazprom,
       or it is stolen or hijacked, or an individual
       component, part, unit, device or supplementary
       equipment installed on such transportation
       vehicle is stolen [insured events], to make
       an insurance payment to OAO Gazprom [beneficiary]
       up to the aggregate insurance amount of not
       more than 840 million rubles and OAO Gazprom
       undertakes to pay OAO SOGAZ an insurance premium
       in a total maximum amount of 16 million rubles,
       with each agreement having a term of 1 year.

7.87   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, the following
       interested-party transactions that may be entered
       into by OAO Gazprom in the future in the ordinary
       course of business, agreement between OAO Gazprom
       and OAO SOGAZ pursuant to which OAO SOGAZ undertakes,
       in the event of: assertion against members
       of the Board of Directors or the Management
       Committee of OAO Gazprom who are not persons
       holding state positions in the Russian Federation
       or positions in the state civil service [insured
       persons] by physical or legal persons for whose
       benefit the agreement will be entered into
       and to whom harm could be caused, including
       shareholders of OAO Gazprom, debtors and creditors
       of OAO Gazprom, employees of OAO Gazprom, as
       well as the Russian Federation represented
       by its authorized agencies and representatives
       [third persons [beneficiaries]], of claims
       for compensation of losses resulting from unintentional
       erroneous actions [inaction] by insured persons
       in the conduct by them of their managerial
       activities; incurrence by insured persons of
       judicial or other costs to settle such claims;
       assertion against OAO Gazprom by third persons
       [beneficiaries] of claims for compensation
       of losses resulting from unintentional erroneous
       actions [inaction] by insured persons in the
       conduct by them of their managerial activities
       on the basis of claims asserted with respect
       to OAO Gazprom's securities, as well as claims
       originally asserted against insured persons;
       incurrence by OAO Gazprom of judicial or other
       costs to settle such claims [insured events],
       to make an insurance payment to the third persons
       [beneficiaries] whose interests have been harmed,
       as well as to insured persons and/or OAO Gazprom
       in the event of incurrence of judicial or other
       costs to settle claims for compensation of
       losses, up to the aggregate insurance amount
       of not more than the ruble equivalent of 100
       million U.S. dollars, and OAO Gazprom undertakes
       to pay OAO SOGAZ an insurance premium in a
       total maximum amount equal to the ruble equivalent
       of 2 million U.S. dollars, such agreement to
       be for a term of 1 year.

7.88   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Vostokgazprom, OAO Gazprom Promgaz, OAO Gazpromregiongaz,
       OOO Gazprom Export, OAO Gazprom Space Systems,
       OOO Gazpromtrans, OOO Gazprom Komplektatsiya,
       OAO Lazurnaya, ZAO Gazprom Neft Orenburg, ZAO
       Yamalgazinvest, OAO Salavatnefteorgsintez,
       DOAO Tsentrenergogaz of OAO Gazprom and OAO
       Tsentrgaz [the Contractors] pursuant to which
       the Contractors undertake to perform from 30
       AUG 2009 to 31 DEC 2009 in accordance with
       instructions from OAO Gazprom the services
       of arranging for and proceeding with a stocktaking
       of the property, plant and equipment of OAO
       Gazprom that are to be leased to the Contractors
       and OAO Gazprom undertakes to pay for such
       services an aggregate maximum sum of 2.5 million
       rubles.

7.89   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and DOAO
       Tsentrenergogaz of OAO Gazprom pursuant to
       which DOAO Tsentrenergogaz of OAO Gazprom undertakes
       to perform during the period from 01 JUL 2009
       to 30 OCT 2010, in accordance with instructions
       from OAO Gazprom, research work for OAO Gazprom
       covering the following subject: Development
       of regulatory documents in the area of maintenance
       and repair of equipment and structures , and
       to deliver the result of such work to OAO Gazprom
       and OAO Gazprom undertakes to accept the result
       of such work and to pay for such work a total
       maximum sum of 31 million rubles.

7.90   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazavtomatika of OAO Gazprom pursuant to which
       OAO Gazavtomatika of OAO Gazprom undertakes
       to perform during the period from 01 JUL 2009
       to 30 JUN 2011, in accordance with instructions
       from OAO Gazprom, research work for OAO Gazprom
       covering the following subjects: Development
       of key regulations regarding the creation of
       integrated automatic process control systems
       for the operating facilities of subsidiary
       companies by type of activity [production,
       transportation, underground storage and refining
       of gas and gas condensate] ; and Development
       of model technical requirements for designing
       automation systems for facilities of software
       and hardware complex by type of activity [production,
       transportation, storage and refining of gas
       and gas condensate] , and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 26.55 million rubles.

7.91   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 30 JUL 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of recommendations regarding
       the determination of the amounts of overhead
       expenses and anticipated profits in the construction
       of OAO Gazprom's wells ; Development of a technology
       for remotely updating technological and other
       schemes directly in a graphical data base ;
       Recommendations regarding the application and
       utilization of alternative types of energy
       resources for the gasification of industrial
       enterprises, households and transportation
       vehicles ; and Preparation of a report on the
       financial and economic feasibility of acquisition
       of shares owned by OOO NGK ITERA in OAO Bratskekogaz,
       the holder of the license for the right to
       use the subsoil of the Bratskoye gas condensate
       field , and to deliver the results of such
       work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a total maximum sum of 49.1 million
       rubles.

7.92   Approve, in accordance with Chapter XI of the             Mgmt          For                            For
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of programs for the reconstruction
       and technological upgrading of the gas facilities
       of the Gazprom Group for 2010 ; Development
       of a Master Plan of the Siting of Facilities
       for the Production and Sale of Liquefied Hydrocarbon
       Gases [Propane-Butane] ; Organizing the metering
       of the quantities of gas, condensate and oil
       extracted from the subsoil in the process of
       development of gas condensate fields and oil
       and gas condensate fields ; and Development
       of cost estimation standards and rules for
       the construction of trunk gas pipelines with
       a 12 MPa pressure rating to meet OAO Gazprom's
       requirements , and to deliver the results of
       such work to OAO Gazprom and OAO Gazprom undertakes
       to accept the results of such work and to pay
       for such work a total maximum sum of 73 million
       rubles.

       PLEASE NOTE THIS AGENDA IS CONTINUED ON MEETING           Non-Voting
       583856, WHICH WILL CONTAIN RESOLUTION ITEMS
       7.93 - 9.11. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 GAZPROM O A O                                                                               Agenda Number:  701990574
--------------------------------------------------------------------------------------------------------------------------
    Security:  368287207                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  US3682872078
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE               Non-Voting
       AGENDA (136 RESOLUTIONS) FOR THE GAZPROM OF
       RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN
       UP AMONG TWO INDIVIDUAL MEETINGS. THE MEETING
       IDS AND HOW THE RESOLUTIONS HAVE BEEN BROKEN
       OUT ARE AS FOLLOWS: MEETING IDS 578091 [RESOLUTIONS
       1 THROUGH 7.92], 583856 [RESOLUTIONS 7.93 THROUGH
       9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA
       OF THIS MEETING YOU MUST VOTE ON ALL TWO MEETINGS.

7.93   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of a concept for utilization
       of renewable energy sources by OAO Gazprom
       on the basis of an analysis of the experience
       of global energy companies in the area of development
       of alternative power ; Development of a comprehensive
       Program for Early Diagnostics and Prevention
       of Cardiovascular Diseases of OAO Gazprom's
       Personnel ; Development of an Occupational
       Risk Management System and a Program for Prevention
       of Injuries to Personnel at OAO Gazprom's Enterprises
       ; Development of a regulatory and methodological
       framework for the vocational selection of personnel
       from OAO Gazprom's organizations to work on
       a rotational team basis ; and Development of
       a comprehensive Program for Early Identification
       and Prevention of Oncological Diseases of OAO
       Gazprom's Personnel , and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 132 million rubles.

7.94   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of regulatory and technical
       documentation related to the organization and
       performance of repairs at OAO Gazprom's facilities
       ; and Development of a Concept for Streamlining
       Production Processes at Gas Distribution Organizations
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 251.5 million rubles.

7.95   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 30 JUL 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Improving the regulatory and methodological
       framework for energy saving at OAO Gazprom's
       facilities ; Development of a regulatory document
       for calculating indicators of reliability of
       gas distribution systems ; Development of a
       regulatory framework for the diagnostic servicing
       of gas distribution systems of the gas supply
       sector ; Development of regulatory and methodological
       documents in the area of study of gas condensate
       characteristics of wells and fields in the
       course of prospecting and exploration work
       and in overseeing the development of gas condensate
       fields and oil and gas condensate fields ;
       and Development of guidelines for the design,
       construction, reconstruction and operation
       of gas distribution systems , and to deliver
       the results of such work to OAO Gazprom and
       OAO Gazprom undertakes to accept the results
       of such work and to pay for such work a total
       maximum sum of 155.2 million rubles.

7.96   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of regulatory documents
       in the area of the energy industry, including
       sea-based facilities ; and Development of standardized
       systems for managing gas distribution organizations
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 193 million rubles.

7.97   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Development of a system of medical,
       sanitary and psychological support for work
       at the Shtokman field making use of rotational
       team labor ; Development of recommendations
       for selecting efficient secondary methods of
       extracting oil from oil-rimmed gas condensate
       fields, using the Urengoiskoe and Orenburgskoe
       fields as examples; and Development of unified
       standards for evaluating [monitoring] and forecasting
       the impact of natural, environmental and production
       factors on the state of human health in the
       area of construction of the Pre-Caspian gas
       pipeline and development of the Caspian Sea
       shelf and Central Asian oil and gas fields
       , and to deliver the results of such work to
       OAO Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 166.4 million rubles.

7.98   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2011, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Analytical studies of the cost of
       1 meter of drilling progress at OAO Gazprom's
       fields and sites ; Development of price lists
       for repairs at OAO Gazprom's facilities ; and
       Program for bringing gas pipeline branches
       into operation through the year 2020 , and
       to deliver the results of such work to OAO
       Gazprom and OAO Gazprom undertakes to accept
       the results of such work and to pay for such
       work a total maximum sum of 495.1 million rubles.

7.99   Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and OAO
       Gazprom Promgaz pursuant to which OAO Gazprom
       Promgaz undertakes to perform during the period
       from 01 JUL 2009 to 31 DEC 2010, in accordance
       with instructions from OAO Gazprom, research
       work for OAO Gazprom covering the following
       subjects: Arranging for the monitoring of prices
       for all types of capital construction resources
       with reference to areas of clustered construction
       of OAO Gazprom's facilities ; Develop a procedure
       for providing design organizations with information
       about prices for material and technical resources
       for the purpose of adopting optimal decisions
       in designing the Unified Gas Supply System's
       facilities ; and Perform an analysis of the
       impact of changes in the commercial rate of
       penetration for prospecting and exploration
       wells and prepare measures designed to increase
       such rate and reduce the cost of geological
       exploration work, and to deliver the results
       of such work to OAO Gazprom and OAO Gazprom
       undertakes to accept the results of such work
       and to pay for such work a total maximum sum
       of 93.2 million rubles.

7.100  Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement of OAO Gazprom with OAO Gazprom
       Promgaz and OAO Gazavtomatika of OAO Gazprom
       [the Contractors] pursuant to which the Contractors
       undertake to perform during the period from
       01 JUL 2009 to 31 DEC 2009, in accordance with
       instructions from OAO Gazprom, the services
       of implementing programs for scientific and
       technical cooperation between OAO Gazprom and
       foreign partner companies and OAO Gazprom undertakes
       to pay for such services a total maximum sum
       of 2 million rubles.

7.101  Approve, in accordance with Chapter XI of the             Mgmt          No vote                        *
       Federal Law on Joint Stock Companies and Chapter
       XI of the Charter of OAO Gazprom, to enter
       into an agreement between OAO Gazprom and ZAO
       Gazprom Invest Yug, OOO Gazpromtrans, ZAO Gazprom
       Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
       Severneftegazprom, ZAO Yamalgazinvest, ZAO
       Gazprom Neft Orenburg, OOO Gazprom Komplektatsiya,
       OAO Vostokgazprom, OAO Tomskgazprom, OAO TGK-1,
       OAO Mosenergo, OOO Gazprom Tsentrremont, OAO
       Tsentrgaz, OOO Gazprom Export, OAO Gazpromregiongaz,
       OAO Gazprom Neft, OOO Mezhregiongaz and Gazpromipoteka
       Fund [the Licensees] pursuant to which OAO
       Gazprom will grant the Licensees a non-exclusive
       license to use OAO Gazprom's trade marks,
       , Gazprom and, which have been registered
       in the State Register of Trade Marks and Service
       Marks of the Russian Federation, as follows:
       on goods or labels or packaging of goods which
       are produced, offered for sale, sold or displayed
       at exhibitions or fairs or are otherwise introduced
       into civil turnover in the territory of the
       Russian Federation, or are stored or transported
       for such purpose, or are brought into the territory
       of the Russian Federation; in connection with
       the performance of work or the provision of
       services, including the development of oil
       or gas fields or the construction of oil pipelines
       or gas pipelines; on accompanying, commercial
       or other documentation, including documentation
       related to the introduction of goods into civil
       turnover; in offers regarding the sale of goods,
       regarding the performance of work or regarding
       the provision of services, as well as in announcements,
       in advertisements, in connection with the conduct
       of charitable or sponsored events, in printed
       publications, on official letterheads, on signs,
       including, without limitation, on administrative
       buildings, industrial facilities, multi-function
       refueling complexes with accompanying types
       of roadside service, shops, car washes, cafes,
       car service / tire fitting businesses, recreational
       services centers, on transportation vehicles,
       as well as on clothes and individual protection
       gear; on the Licensees' seals; in the Internet
       network; and in the Licensees' corporate names,
       and the Licensees will pay OAO Gazprom license
       fees in the form of quarterly payments for
       the right to use each of OAO Gazprom's trade
       marks with respect to each transaction in the
       amount of not more than 300 times the minimum
       wage established by the effective legislation
       of the Russian Federation as of the date of
       signature of delivery and acceptance acts,
       plus VAT at the rate required by the effective
       legislation of the Russian Federation, in a
       total maximum sum of 68.4 million rubles.

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting
       RESOLUTIONS 8.1 - 8.18 REGARDING THE ELECTION
       OF DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
       REMOVED FOR THIS MEETING. PLEASE NOTE THAT
       ONLY A VOTE "FOR" THE DIRECTOR WILL BE CUMULATED.
       PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

8.1    Elect Mr. Akimov Andrey Igorevich as a Member             Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.2    Elect Mr. Ananenkov Alexander Georgievich as              Mgmt          No vote                        *
       a Member of the Board of Directors of the Company.

8.3    Elect Mr. Bergmann Burckhard as a Member of               Mgmt          No vote                        *
       the Board of Directors of the Company.

8.4    Elect Mr. Gazizullin Farit Rafikovich as a Member         Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.5    Elect Mr. Gusakov Vladimir Anatolievich as a              Mgmt          No vote                        *
       Member of the Board of Directors of the Company.

8.6    Elect Mr. Zubkov Viktor Alexeevich as a Member            Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.7    Elect Ms. Karpel Elena Evgenievna as a Member             Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.8    Elect Mr. Makarov Alexey Alexandrovich as a               Mgmt          No vote                        *
       Member of the Board of Directors of the Company.

8.9    Elect Mr. Miller Alexey Borisovich as a Member            Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.10   Elect Mr. Musin Valery Abramovich as a Member             Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.11   Elect Ms. Nabiullina Elvira Sakhipzadovna as              Mgmt          No vote                        *
       a Member of the Board of Directors of the Company.

8.12   Elect Mr. Nikolaev Viktor Vasilievich as a Member         Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.13   Elect Mr. Petrov Yury Alexandrovich as a Member           Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.14   Elect Mr. Sereda Mikhail Leonidovich as a Member          Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.15   Elect Mr. Foresman Robert Mark as a Member of             Mgmt          No vote                        *
       the Board of Directors of the Company.

8.16   Elect Mr. Fortov Vladimir Evgenievich as a Member         Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.17   Elect Mr. Shmatko Sergey Ivanovich as a Member            Mgmt          No vote                        *
       of the Board of Directors of the Company.

8.18   Elect Mr. Yusufov Igor Khanukovich as a Member            Mgmt          No vote                        *
       of the Board of Directors of the Company.

       PLEASE NOTE THAT YOU MAY ONLY VOTE "FOR" NO               Non-Voting
       MORE THAN 9 CANDIDATES. IF YOU WISH TO VOTE
       FOR LESS THAN THE 9 CANDIDATES PLEASE VOTE
       "AGAINST" OR "ABSTAIN" ON THE CANDIDATES YOU
       DO NOT WISH TO SUPPORT. PLEASE NOTE BECAUSE
       MORE THAN "FOR" VOTES WILL MAKE THIS BALLOT
       INVALID WE HAVE APPLIED SPIN CONTROL TO RESOULTION
       NUMBER 9 TO ONLY ALLOW YOU TO VOTE ON 9 OF
       THE CANDIDATES OUT OF THE 11. THE TWO CANDIDIATES
       YOU CHOOSE NOT TO VOTE ON WILL RECEIVE A VOTE
       OF "ABSTAIN"

9.1    Elect Mr. Arkhipov Dmitry Alexandrovich as a              Mgmt          No vote                        *
       Member of the Audit Commission of the Company.

9.2    Elect Mr. Bikulov Vadim Kasymovich as a Member            Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.3    Elect Mr. Ishutin Rafael Vladimirovich as a               Mgmt          No vote                        *
       Member of the Audit Commission of the Company.

9.4    Elect Mr. Kobzev Andrey Nikolaevich as a Member           Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.5    Elect Ms. Lobanova Nina Vladislavovna as a Member         Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.6    Elect Ms. Mikhailova Svetlana Sergeevna as a              Mgmt          No vote                        *
       Member of the Audit Commission of the Company.

9.7    Elect Mr. Nosov Yury Stanislavovich as a Member           Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.8    Elect Mr. Ozerov Sergey Mikhailovich as a Member          Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.9    Elect Ms. Tikhonova Mariya Gennadievna as a               Mgmt          No vote                        *
       Member of the Audit Commission of the Company.

9.10   Elect Ms. Tulinova Olga Alexandrovna as a Member          Mgmt          No vote                        *
       of the Audit Commission of the Company.

9.11   Elect Mr. Shubin Yury Ivanovich as a Member               Mgmt          No vote                        *
       of the Audit Commission of the Company.

       REMINDER PLEASE NOTE IN ORDER TO VOTE ON THE              Non-Voting
       FULL MEETING AGENDA YOU MUST ALSO VOTE ON MEETING
       ID 578091 WHICH CONTAINS RESOULTIONS 1 - 7.92.

--------------------------------------------------------------------------------------------------------------------------
 GLORIA MATERIAL TECHNOLOGY CORP                                                             Agenda Number:  701965331
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y2726B107                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  TW0005009005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    The 2008 business operations                              Non-Voting

A.2    The 2008 audited reports                                  Non-Voting

A.3    The status of the local unsecured convertible             Non-Voting
       bonds

A.4    The status of buyback treasury stock                      Non-Voting

A.5    The status of buyback treasury stocks and conditions      Non-Voting
       of transferring to employees

A.6    The revision to the rules of the board meeting            Non-Voting

A.7    The status of joint-venture in People's Republic          Non-Voting
       of China

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution                      Mgmt          For                            For

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, proposed stock dividend: 100 for
       1,000 shares held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting and elect the Directors and the Supervisors,
       and approve the asset acquisition or disposal,
       monetary loans, endorsement and guarantee

B.6    Other issues and extraordinary motions                    Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 GOLDEN EAGLE RETAIL GROUP LTD                                                               Agenda Number:  701801690
--------------------------------------------------------------------------------------------------------------------------
    Security:  G3958R109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  20-Feb-2009
        ISIN:  KYG3958R1092
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve the entering into of the Lease Agreement          Mgmt          For                            For
       [as specified in the circular of the Company
       dated 21 JAN 2009] and the transactions contemplated
       thereunder and authorize the Directors [or
       a duly authorized committee thereof] to take
       all such steps to implement the same and to
       execute all documents or deeds as they may
       consider necessary or appropriate in relation
       thereto, including but not limited to making
       any changes, modifications, amendments, waivers,
       variations or extensions of such terms and
       conditions of the Lease Agreement as they may
       think fit

2.     Approve the annual caps for the Consideration             Mgmt          For                            For
       for the 3 YE 31 DEC 2011

3.     Approve the entering into of the Second Supplemental      Mgmt          For                            For
       Agreement [as specified in the circular of
       the Company dated 21 JAN 2009] and the transactions
       contemplated thereunder and authorize the Directors
       [or a duly authorized committee thereof] to
       take all such steps to implement the same and
       to execute all documents or deeds as they may
       consider necessary or appropriate in relation
       thereto, including but not limited to making
       any changes, modifications, amendments, waivers,
       variations or extensions of such terms and
       conditions of the Second Supplemental Agreement
       as they may think fit

4.     Approve the annual caps for the consideration             Mgmt          For                            For
       payable under the Amended Zhujiang Tenancy
       Agreement for the 3 YE 31 DEC 2011

--------------------------------------------------------------------------------------------------------------------------
 GOLDEN EAGLE RETAIL GROUP LTD                                                               Agenda Number:  701912227
--------------------------------------------------------------------------------------------------------------------------
    Security:  G3958R109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  20-May-2009
        ISIN:  KYG3958R1092
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Adopt the audited consolidated financial statements       Mgmt          For                            For
       of the Company and its subsidiaries and the
       reports of the Directors and the Auditors for
       the YE 31 DEC 2008

2.     Declare a final dividend of RMB 0.308 per share           Mgmt          For                            For
       for the YE 31 DEC 2008

3.A    Re-elect Ms. Zheng Shu Yun as an Executive Director       Mgmt          For                            For

3.B    Re-elect Mr. Wang Yao as an Independent Non-Executive     Mgmt          For                            For
       Director

3.C    Re-elect Mr. Lau Shek Yau, John as an Independent         Mgmt          For                            For
       Non-Executive Director

3.D    Authorize the remuneration committee of the               Mgmt          For                            For
       Company to fix the remuneration of the Directors

4.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditors of the Company and to authorize
       the Board of Directors to fix their remuneration

5.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this Resolution, during the relevant period
       of all the powers of the Company to allot,
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options which might
       require the exercise of such power, the aggregate
       nominal amount of share capital allotted or
       agreed conditionally or unconditionally to
       be allotted [whether pursuant to an option
       or otherwise] by the Directors of the Company
       pursuant to the approval in this Resolution,
       otherwise than pursuant to a rights issue or
       scrip dividend scheme or similar arrangement
       of the Company or the exercise of the subscription
       rights under the Share Option Scheme of the
       Company shall not exceed 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue as at the date of this resolution
       and the said approval shall be limited accordingly;
       [Authority expires earlier or at the conclusion
       of the next AGM of the company is required
       by the Articles of Association of the Company
       or any applicable law to be held]

5.B    Authorize the Directors of the Company during             Mgmt          For                            For
       the relevant period of all powers of the Company
       to purchase its own shares, subject to and
       in accordance with all applicable laws, the
       aggregate nominal amount of shares of the Company
       purchased by the Company pursuant to the approval
       in this Resolution during the relevant period
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of this resolution
       and the said approval be limited accordingly;
       [Authority expires earlier or at the conclusion
       of the next AGM of the Company is required
       by the Articles of Association of the Company
       or any applicable law to be held]

5.C    Approve that conditional upon Resolution 5B               Mgmt          For                            For
       above being passed, the aggregate nominal amount
       of the number of shares in the capital of the
       Company which are repurchased by the Company
       under the authority granted to the Directors
       as specified in Resolution 5B shall be added
       to the aggregate nominal amount of share capital
       that may be allotted or agreed conditionally
       or unconditionally to be allotted by the Directors
       of the Company pursuant to Resolution 5A

--------------------------------------------------------------------------------------------------------------------------
 GRUPO TELEVISA, S.A.B.                                                                      Agenda Number:  933061373
--------------------------------------------------------------------------------------------------------------------------
    Security:  40049J206                                                             Meeting Type:  Special
      Ticker:  TV                                                                    Meeting Date:  30-Apr-2009
        ISIN:  US40049J2069
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S1     APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          For                            *
       BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS
       TO BE APPOINTED AT THIS MEETING.

S2     APPOINTMENT OF DELEGATES TO CARRY OUT AND FORMALIZE       Mgmt          For                            *
       THE RESOLUTIONS ADOPTED AT THIS MEETING.

O1     PRESENTATION AND, IN ITS CASE, APPROVAL OF THE            Mgmt          For                            *
       REPORTS REFERRED TO IN ARTICLE 28, PARAGRAPH
       IV OF THE SECURITIES MARKET LAW.

O2     PRESENTATION OF THE REPORT REGARDING CERTAIN              Mgmt          For                            *
       FISCAL OBLIGATIONS OF COMPANY, ALL AS MORE
       FULLY DESCRIBED IN THE PROXY STATEMENT.

O3     RESOLUTION REGARDING THE ALLOCATION OF FINAL              Mgmt          For                            *
       RESULTS FOR THE YEAR ENDED ON DECEMBER 31,
       2008.

O4     RESOLUTION (I) AMOUNT MAY BE ALLOCATED TO REPURCHASE      Mgmt          For                            *
       SHARES PURSUANT TO ARTICLE 56, (II) PRESENTATION
       OF REPORT ON POLICIES.

O5     APPOINTMENT OR RATIFICATION, OF THE MEMBERS               Mgmt          For                            *
       THAT SHALL CONFORM BOARD, SECRETARY, ALTERNATIVE
       SECRETARIES AND OFFICERS.

O6     APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          For                            *
       BE, OF MEMBERS THAT SHALL CONFORM THE EXECUTIVE
       COMMITTEE.

O7     APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          For                            *
       BE, OF THE CHAIRMAN OF THE AUDIT COMMITTEE
       AND OF THE CHAIRMAN OF THE COMMITTEE.

O8     COMPENSATION TO MEMBERS OF THE BOARD OF DIRECTORS,        Mgmt          For                            *
       OF EXECUTIVE COMMITTEE, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT.

O9     APPOINTMENT OF DELEGATES WHO WILL CARRY OUT               Mgmt          For                            *
       AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS
       MEETING.

E1     RESOLUTION REGARDING THE CANCELLATION OF SHARES           Mgmt          For                            *
       AND THE RESULTING DECREASE OF THE CAPITAL STOCK.

E2     APPOINTMENT OF DELEGATES WHO WILL CARRY OUT               Mgmt          For                            *
       AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS
       MEETING.

--------------------------------------------------------------------------------------------------------------------------
 GRUPO TELEVISA, S.A.B.                                                                      Agenda Number:  933059366
--------------------------------------------------------------------------------------------------------------------------
    Security:  40049J206                                                             Meeting Type:  Special
      Ticker:  TV                                                                    Meeting Date:  30-Apr-2009
        ISIN:  US40049J2069
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          For                            *
       BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS
       TO BE APPOINTED AT THIS MEETING PURSUANT TO
       ARTICLES TWENTY SIXTH, TWENTY SEVENTH AND OTHER
       APPLICABLE ARTICLES OF THE CORPORATE BY-LAWS.

II     APPOINTMENT OF DELEGATES TO CARRY OUT AND FORMALIZE       Mgmt          For                            *
       THE RESOLUTIONS ADOPTED AT THIS MEETING.

--------------------------------------------------------------------------------------------------------------------------
 GVK POWER & INFRASTRUCTURE LTD, NEW DELHI                                                   Agenda Number:  701658328
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y2962K118                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  29-Jul-2008
        ISIN:  INE251H01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008 and the profit and loss account for
       the YE on that date and the report of the Directors
       and the Auditors thereon

2.     Re-appoint Dr. A. Ramakrishna as a Director,              Mgmt          For                            For
       who retires by rotation

3.     Re-appoint Mr. P. Abraham as a Director, who              Mgmt          For                            For
       retires by rotation

4.     Re-appoint Mr. Ajay Lal as a Director, who retires        Mgmt          For                            For
       by rotation

5.     Appoint M/s. S.R. Batliboi & Associates, Chartered        Mgmt          For                            For
       Accountants, Hyderabad, the retiring Auditors,
       as the Statutory Auditors of the Company, to
       hold office from the conclusion of this AGM
       to the conclusion of next AGM and authorize
       the Board of Directors to approve/determine
       their remuneration

6.     Appoint, pursuant to the provisions of Section            Mgmt          For                            For
       257 and other applicable provisions, if any,
       of the Companies Act, 1956, Mr. A. Issac George,
       Chief Financial Officer of the Company, as
       a Director of the Company, not be liable to
       retires by rotation

S.7    Appoint, pursuant to the provisions of the Sections       Mgmt          For                            For
       198, 269, 309, 310, 314, 316, Schedule XIII
       and all other applicable provisions, if any,
       of the Companies Act, 1956 [including any statutory
       modifications or re-enactment thereof that
       may hereafter be made by the Central Government]
       and subject to approval of the Central Government,
       if any, and based on the recommendations of
       the Remuneration Committee and the Board, Mr.
       A. Issac George, Chief Financial Officer of
       the Company, as a Director and Chief Financial
       Officer for a period of 3 years with effect
       from 01 APR 2008 on the specified salary and
       perquisites; and authorize Dr. G.V. Krishna
       Reddy, Chairman & Managing Director, Mr. G.V.
       Sanjay Reddy and Mr. Somanadri Bhupal, Directors,
       and Mr. P.V. Rama Seshu, Company Secretary,
       to do all such act, deeds and things as may
       be necessary for giving effect to the above
       resolution

--------------------------------------------------------------------------------------------------------------------------
 HIRCO PLC, DOUGLAS                                                                          Agenda Number:  701790582
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4590K106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  16-Jan-2009
        ISIN:  IM00B1HYQS19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition by the Company [through           Mgmt          Against                        Against
       its subsidiaries] of Hirco Developments Private
       Limited ['Hirco Developments'], Burke 1 Limited,
       Burke 2 Limited, Burke 3 Limited and Burke
       4 Limited as specified; authorize the Directors
       to take such steps as they may consider necessary
       or expedient to execute and complete the said
       acquisition with such modifications or amendments
       as the Directors consider necessary or appropriate,
       provided such modifications or amendments are
       not of a material nature in the opinion of
       the independent Directors

2.     Approve, subject to Resolution 1 being passed,            Mgmt          Against                        Against
       increase the authorized share capital of the
       Company from GBP 1,000,000 to GBP 2,000,000
       by the creation of 100,000,000 new ordinary
       shares of one Penny each, such shares to form
       one class with and rank Pari Passu in all respects
       with the existing ordinary shares of the Company

3.     Approve, subject to passing of Resolutions 1              Mgmt          Against                        Against
       and 2, the waiver by the panel on takeover
       and mergers of the general offer obligation
       that may otherwise arise pursuant to Rule 9
       of the City Code as a result of the issued
       by the Company of initial consideration shares
       and any deferred consideration shares [as specified]
       on the terms referred to in the Circular

--------------------------------------------------------------------------------------------------------------------------
 HIRCO PLC, DOUGLAS                                                                          Agenda Number:  701849652
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4590K106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  06-May-2009
        ISIN:  IM00B1HYQS19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to remove the Mr. Niranjan Hiranandanal           Mgmt          Against                        Against
       as a Director of the Company with immediate
       effect

2.     Appoint Mr. Andrew Pegge as a Director of the             Mgmt          Against                        Against
       Company immediate effect

3.     Approve to remove Mr. David Burton as a Director          Mgmt          Against                        Against
       of the Company with immediate effect

4.     Appoint Mr. Michael Haxby as a Director of the            Mgmt          Against                        Against
       Company immediate effect

5.     Approve, subject to a majority of the Directors           Mgmt          Against                        Against
       being resident outside the United Kingdom,
       to remove Mr. Nigel McGowan as Director of
       the Company with effect from the end of this
       meeting

6.     Appoint Mr. John Bourbon as a Director of the             Mgmt          Against                        Against
       Company with immediate effect

7.     Appoint Mr. Aled Rhys-Jones as a Director of              Mgmt          Against                        Against
       the Company with immediate effect

8.     Approve to urge the Directors of the Company              Mgmt          Abstain                        Against
       to appoint a Director of the Company who is
       Independent of the Hiranandanl family to act
       as Chairman

--------------------------------------------------------------------------------------------------------------------------
 HTC CORP                                                                                    Agenda Number:  702002798
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y3194T109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  19-Jun-2009
        ISIN:  TW0002498003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 538902 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting

A.2    The 2008 audited report                                   Non-Voting

A.3    The revision to the rules of the Board meeting            Non-Voting

A.4    The status of buyback treasury stock                      Non-Voting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution, proposed            Mgmt          For                            For
       cash dividend: TWD 27 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, and staff bonus, proposed stock dividend:
       50 for 1,000 shares held

B.4    Approve the revision to the Articles of Incorporation     Mgmt          For                            For

B.5    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B.6    Approve the revision to the procedures of trading         Mgmt          For                            For
       derivatives

B.7    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans

B.8    Approve the revision to the procedures of endorsement     Mgmt          For                            For
       and guarantee

B.9    Elect Mr. Hochen Tan as a Director, Shareholder           Mgmt          For                            For
       No: D101161444

B.10   Extraordinary Motions                                     Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 HYPERMARCAS SA                                                                              Agenda Number:  702018929
--------------------------------------------------------------------------------------------------------------------------
    Security:  P5230A101                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  30-Jun-2009
        ISIN:  BRHYPEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES "IN FAVOR" AND "AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.1    Ratify the entering into by the Company of the            Mgmt          For                            For
       protocol and justification for the spin off
       and merger of transferred assets and respective
       attachments, entered into on 10 JUN 2009, by
       the Managements of the Company and of Cosmed
       Industria De Cosmeticos E Medic Amentos S.A.,
       a share Corporation, with headquarters in the
       city of barueri, state of sao paulo, at 1000
       avenida fernando cerqueira cesar co imbra,
       buildings 31 to 37 and 42 to 44, alphaville
       empresarial, zip code 06465090, with Corporate
       taxpay er id CNPJMF Number 61.082.426000207
       cosmed, which establishes the terms and conditions
       of the spin off of the Company, whose respective
       transferred assets will be made up of the assets
       related to the manufacture of medications the
       transferred assets, to cosmed the spin off
       protocol, and authorize the Executive Committee
       of the Company to carry out all corresponding
       necessary acts the spin off of the Company

1.2    Approve the spin off of the Company, in accordance        Mgmt          For                            For
       with the spin off protocol, all within the
       terms of Articles 227 and 229 of Law number
       640476, and the consequent reduction in the
       share capital of the Company, in the amount
       of BRL 47,747,322.04, taking it from the current
       BRL 1,592,177,247.57, divided into 198,600,697
       common, nominal, book entry shares with no
       par value, to BRL 1,544,429,925.53, divided
       into 193,842,327 common, nominal, book entry
       shares with no par value, through the cancellation
       of 4,758,370 common, nominal, book entry shares
       with no par value, issued by the Company, in
       proportion to the shareholdings held by the
       shareholders of the Company on 30 JUN 2009

1.3    Amend the main part of Article 5 of the Company's         Mgmt          For                            For
       Corporate Bylaws

1.4    Ratify the choice of PricewaterhouseCoopers               Mgmt          For                            For
       Auditors Independents, a Company with headquarters
       in the city of Sao Paulo, state of Sao Paulo,
       at 1400 Avenida Francisco Matarazzo, 9th to
       17th floors, Torre Torino, Agua Branca, Zip
       Code 05001903, with Corporate Taxpayer ID CNPJ
       Number 61.562.112000120, regularly registered
       with the regional accounting council of the
       state of Sao Paulo under number 2SP000160 O
       5, whose Articles of Association of incorporation
       and are registered at the 4th civil and Corporate
       entity registry of deeds and documents of Sao
       Paulo, state of Sao Paulo, on 17 SEP 1956,
       and subsequent amendments registered at the
       2nd civil and Corporate entity registry of
       deeds and documents of Sao Paulo, state of
       Sao Paulo, of which the last is dated 25 JUL
       2008, registered on microfilm under number
       98709 on 01 OCT 2008, PWC, as the specialized
       Company that carried out the accounting valuation
       of the transferred as sets, for the purposes
       of the spin-off of the Company, on the base
       date of 31 MAR 2009

2.1    Ratify the entering into by the Company of the            Mgmt          For                            For
       instrument of justification and protocol of
       the merger of shares and respective attachments
       the protocol for the merger of shares, entered
       into on 10 JUN 2009, by the Managements of
       the Company and of cosmed, which establishes
       the terms and conditions of the proposal for
       the merger of the shares issued by cosmed by
       the Company and authorize the Executive Committee
       of the Company to carry out all corresponding
       necessary acts the merger of shares

2.2    Approve the merger of shares, in accordance               Mgmt          For                            For
       with the protocol for the Merger of shares,
       all under the terms of Article 252 of Law Number
       640476

2.3    Approve to increase the share capital of the              Mgmt          For                            For
       Company, in the amount of BRL 47,747,322.04,
       through the issuance of 4,758,370 new common
       shares, nominal, book entry and with no par
       value, by the Company, that will be subscribed
       for by the shareholders of cosmed and, consequently,
       of the Company, as a result of the spin off
       of the Company, in the proportions currently
       held by it sic in the share capital of cosmed,
       on 30 JUN 2009, taking the share capital from
       BRL 1,544,429,925.53, divided into 193,842,327
       common, nominal, book entry shares with no
       par value, to BRL 1,592,177,247.57 divided
       into 198,600,697 common, nominal, book-entry
       shares with no par value

2.4    Amend the main part of Article 5 of the Company's         Mgmt          For                            For
       Corporate Bylaws

2.5    Approve the amount of BRL 9.65, to be paid to             Mgmt          For                            For
       the shareholders of common shares of the Company
       who dissent from the decision concerning the
       merger of shares, base d on the net worth stated
       in the annual financial statements of the Company
       relating to the FYE on 31 DEC 2008, as disclosed
       by the Company the dissenting shareholders
       will have the right to withdraw based on the
       shareholder interest stated in the custody
       positions at the end of the day of 10 JUN 2009,
       respecting the physical and financial liquidation
       of the transactions conducted I on the trading
       sessions of Bovespa on that day, II on the
       Brazilian clearing Corporation, III the depository
       institutions for the shares of the Company,
       in accordance with Article 137 1 of the Brazilian
       Corporate Law

2.6    Ratify the choice of PWC as the specialized               Mgmt          For                            For
       Company that carried out the valuation of cosmed,
       on the base date of 31 MAR 2009, for the purposes
       of the merger of shares

3.1    Amend Article 2 of the Corporate Bylaws of the            Mgmt          For                            For
       Company, so as to include in it the branches
       of the Company

3.2    Amend Article 51 of the Company's Corporate               Mgmt          For                            For
       Bylaws, so as to increase the authorized capital
       limit of the Company to BRL 3,000,000,000.00

3.3    Amend Article 24 of the Company's Corporate               Mgmt          For                            For
       Bylaws, so as to provide for the amendment
       of the position of comptrollership officer
       to operations officer and the consequent new
       wording of Article 24 of the Company's Corporate
       Bylaws, so as to reflect the corresponding
       amendment

3.4    Amend Article 33 of the Company's Corporate               Mgmt          For                            For
       Bylaws, so as to provide for the amendment
       of the position of comptrollership officer
       to operations officer, as well as to amend
       the attributions of the operations officer
       of the Company and the consequent new wording
       of Article 33 of the Company's Corporate Bylaws,
       so as to reflect of the corresponding amendments

3.5    Amend Article 34 of the Company's Corporate               Mgmt          For                            For
       Bylaws, so as to amend the attributions of
       the administrative and financial officer of
       the Company, and the consequent new wording
       of Article 34 of the Company's Corporate Bylaws,
       so as to reflect the corresponding amendments

3.6    Approve, the consolidation of the Company's               Mgmt          For                            For
       Corporate Bylaws, the proposed amendments under
       consideration

--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS, SEOUL                                                                        Agenda Number:  701824256
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y3849A109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  20-Mar-2009
        ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve the change of the Articles of Incorporation       Mgmt          For                            For

3.     Elect the Director                                        Mgmt          For                            For

4.     Elect the Audit Committee Member                          Mgmt          For                            For

5.     Approve the remuneration limit for the Director           Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS, SEOUL                                                                        Agenda Number:  701884163
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y3849A109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the merger contract of Hyundai autonet            Mgmt          For                            For
       and acquisition

--------------------------------------------------------------------------------------------------------------------------
 HYUNJIN MATERIALS CO LTD, PUSAN                                                             Agenda Number:  701814863
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y3851U100                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  20-Mar-2009
        ISIN:  KR7053660007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement [stock dividend]          Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

5.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 I.C.S.A (INDIA) LTD                                                                         Agenda Number:  701712475
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y3857H111                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  30-Sep-2008
        ISIN:  INE306B01029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit & loss account               Mgmt          For                            For
       for the YE 31 MAR 2008, balance sheet as on
       that date along with the reports of the Directors'
       and Auditors' thereon

2.     Declare dividend on equity shares for the FY              Mgmt          For                            For
       2007-2008

3.     Re-appoint Mr. S.S. Dua as a Director, who retires        Mgmt          For                            For
       by rotation

4.     Re-appoint Mr. Y.V. Ramana Reddy as a Director,           Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Allani Mahender, Chartered Accountant,     Mgmt          For                            For
       as the Auditor of the Company, to hold office
       from the conclusion of this AGM untill the
       conclusion of next AGM of the Company on such
       remunerations as shall be fixed by the Board
       of Directors

S.6    Authorize the Board of Directors, pursuant to             Mgmt          For                            For
       the provisions of Section 293(1)(d) of the
       Companies Act, 1956, and other applicable provisions
       if any, to borrow any sum or sums of money
       from time to time, from anyone or more of the
       Company's bankers/other banks and/or from anyone
       or more persons, firms, bodies Corporate or
       financial institutions whether by way of cash
       credit, advance or deposits, loans or bill
       discounting or otherwise and whether unsecured
       or secured by mortgage, charge, hypothecation
       or lien or pledge of the Company's assets and
       properties whether movable or stock in trade
       [including raw materials, stores, spare parts
       and components in stock or in transit] and
       work in progress and all or any of the undertakings
       of the Company notwithstanding that the moneys
       to be borrowed together with money's already
       borrowed by the Company [apart from temporary
       loans obtained from the Company's bankers in
       the ordinary course of the business] will or
       may exceed the aggregate of the paid up capital
       of the Company and its free reserves, that
       is to say, reserves not set apart for any specific
       purpose, but so however that the total amount
       up to which the money's may be borrowed by
       the Board of Directors and outstanding at any
       time shall not exceed the sum of INR 1,200
       Crores only exclusive of interest and authorize
       the Directors to execute such deeds of debentures
       and debenture trust deeds or mortgage, charge,
       hypothecation, lien, promissory notes, deposit
       receipts and other deeds and instruments or
       writings as they may think fit and containing
       such conditions and covenants as the Directors
       may think fit

S.7    Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 81(1A)
       and all other applicable provisions, if any,
       of the Companies Act 1956, the Memorandum and
       Articles of Association of the Company and
       subject to such other approvals, permissions
       and sanctions as may be necessary and subject
       to such conditions and modifications as may
       be prescribed or imposed while granting such
       approvals, permissions and sanctions, to create,
       offer, issue and allot at any time to or to
       the benefit of such person(s) who are in permanent
       employment of the Company, which includes present
       and future employees, in India or overseas
       and any Directors including Executive and Non-Executive
       Directors but excluding i) Promoter Directors
       and ii) those Directors who hold directly or
       indirectly more than 10% of the outstanding
       equity shares of the Company], options exercisable
       into equity shares being not more than 5,00,000
       options of INR 2 each of the Company under
       a Scheme titled 'Employee Stock Option Plan
       2008' [hereinafter referred to as the 'ESOP
       2008'], in one or more trances, and on such
       terms and conditions as may be fixed or determined
       by the Compensation Committee, for the benefit
       of the employees, interalia, on the terms and
       conditions as specified, in accordance with
       the provisions of the law and guidelines issued
       by the relevant authority; authorize the Compensation
       Committee to issue and allot equity shares
       upon exercise of such options from time to
       time in accordance with the ESOP 2008 and such
       equity shares shall rank pari-passu in all
       respects with the then existing equity shares
       of the Company and authorize the Board and/or
       Committee of Board and/or other designated
       officer(s) of the Company on behalf of the
       Company for the purpose of giving effect to
       any issue or allotment of equity shares, to
       do all such acts, deeds, matters and things
       as it/they may at its/their absolute discretion
       deem necessary or desirable for such purpose,
       including without limitation, filing necessary
       documents/statements with the stock exchanges,
       statutory authorities and other agencies and
       such other regulatory authority as may be necessary
       for listing the securities on the stock exchanges;
       and authorize the Board to settle all questions,
       difficulties or doubts that may arise in regard
       to the issue, offer or allotment of Restricted
       Stock Units/ Employee Stock Option giving rise
       to shares upon exercise and utilization of
       the issue proceeds as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of these resolutions and approve that in case
       the equity shares of the Company are either
       sub-divided or consolidated, then the number
       of shares to be allotted and the price of acquisition
       of the shares by the aforesaid allottees under
       the ESOP 2008 shall automatically stand augmented
       or reduced, as the case may be, in the same
       proportion as the present face value of INR
       2 per equity share bears to the revised face
       value of the equity shares of the Company after
       such sub-division or consolidation, without
       affecting any other rights or obligations of
       the said allottees and authorize the Board/Compensation
       Committee set up for the purpose of the said
       ESOP 2008, for the purpose of giving effect
       to the resolution, to do all such acts, deeds,
       matters and things as it may, in its absolute
       discretion, deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to the offer, issue,
       allotment of options and utilization of proceeds
       and further to do all such acts, deeds, matters
       and things and to finalize and executive all
       documents and writings as may be necessary,
       proper, desirable or expedient as it may deem
       fit in conformity with the provisions of the
       Companies Act, 1956, the Memorandum and Articles
       of Association of the Company and any other
       regulations in force for the time being

S.8    Approve, pursuant to Sections 198, 269, 302,              Mgmt          For                            For
       309 read with Schedule XIII and other applicable
       provisions, if any, of the Companies Act, 1956,
       including any statutory modification(s) or
       enactment(s) thereof, for the time being in
       force, the remuneration payable to Mr. P. Kodanda
       Ramaiah as a Director [Technical] of the Company
       till 30 SEP 2009, being the term of office
       as approved by shareholders in the AGM held
       on 28 SEP 2007, on the specified revised terms
       and conditions with effect from 01 OCT 2008
       and with liberty to the Board of Directors
       to alter or vary from time to time the terms
       and conditions of the said appointment in such
       manner as it may deem fit within the limits
       in that behalf contained in Schedule XIII of
       the said Act including any statutory modifications(s)
       in force or that may hereinafter be made thereto
       by the Central Government in that behalf or
       any amendments thereto as may be agreed by
       the Board of Directors and Mr. P. Kodanda Ramaiah
       in this behalf Salary and Perquisites as specified;
       in the event of any loss or inadequacy of profits
       in any FY of the Company during the tenure
       of Mr. P. Kondanda Ramaiah, the remuneration,
       perquisites and other allowances shall be governed
       by the limits prescribed in Schedule XIII to
       the Act

S.9    Approve, pursuant to Sections 198, 269, 302,              Mgmt          For                            For
       309, 317 read with Schedule XIII and other
       applicable provisions, if any, of the Companies
       Act, 1956, including any statutory modification(s)
       or enactment(s) thereof, for the time being
       in force, the remuneration payable to Mr. G.
       Bala Reddy as a Chairman cum Managing Director
       of the Company till 30 SEP 2011, being the
       term of office as approved by shareholders
       in the AGM held on 28 SEP 2007, on the specified
       revised terms and conditions with effect from
       01 OCT 2008 and with liberty to the Board of
       Directors to alter or vary from time to time
       the terms and conditions of the said appointment
       in such manner as it may deem fit within the
       limits in that behalf contained in Schedule
       XIII of the said Act including any statutory
       modifications(s) in force or that may hereinafter
       be made thereto by the Central Government in
       that behalf or any amendments thereto as may
       be agreed by the Board of Directors and Mr.
       G. Bala Reddy in this behalf Salary, commission
       and Perquisites as specified; in the event
       of any loss or inadequacy of profits in any
       FY of the Company during the tenure of Mr.
       G. Bala Reddy, the remuneration, perquisites
       and other allowances shall be governed by the
       limits prescribed in Schedule XIII to the Act`

--------------------------------------------------------------------------------------------------------------------------
 INSPUR INTERNATIONAL LTD                                                                    Agenda Number:  701886838
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4820C122                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  12-May-2009
        ISIN:  KYG4820C1226
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited consolidated financial      Mgmt          For                            For
       statements and the reports of the Directors
       [the Directors] and the Auditors of Company
       for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For
       of HK 2 cents per ordinary share [each a Share]
       of HKD 0.002 each in the share capital of the
       Company

3.A    Re-elect Mr. Zhang Lei as an Executive Director           Mgmt          For                            For

3.B    Re-elect Mr. Dong Hailong as an Executive Director        Mgmt          For                            For

3.C    Re-elect Mr. Meng Xiang Xu as a Independent               Mgmt          For                            For
       Non-executive Director

3.D    Re-elect Mr. Wong Lit Chor, Alexis as a Independent       Mgmt          For                            For
       Non-executive Director

3.E    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

4.     Re-appoint the Auditors of the Company and authorize      Mgmt          For                            For
       the Board of Directors to fix their remuneration

5.     Authorize the share capital of the Company to             Mgmt          Against                        Against
       increase from HKD 13,000,000 to HKD 23,000,000
       comprising two classes of shares: (i) HKD 20,000,000
       divided into 10,000,000,000 ordinary shares
       of par value of HKD 0.002 each and (ii) 300,000,000
       series A redeemable convertible cumulative
       voting preferred shares of par value of HKD
       0.01 each, with power of the Company insofar
       as is permitted by law to redeem or purchase
       any of its shares and to increase or reduce
       the said capital subject to the provisions
       of the Companies Law [Revised] and the Articles
       of Association and to issue any part of its
       capital, whether original, redeemed or increased
       with or without any preference, priority or
       special privilege or subject to any postponement
       of rights or to any conditions or restrictions
       and so that unless the conditions of issue
       shall otherwise expressly declare every issue
       of shares whether stated to be preference or
       otherwise shall be subject to the powers hereinbefore
       contained

6.     Authorize the Directors of the Company , pursuant         Mgmt          Against                        Against
       to the rules governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       [the Stock Exchange], to allot, issue and deal
       with unissued shares and to make or grant offers,
       agreements and options, including warrants
       to subscribe for Shares, which might require
       the exercise of such powers be and the same
       is hereby generally and unconditionally approved;
       to make or grant offers, agreements and options
       which might require the exercise of such powers
       after the end of the relevant period [as defined
       below]; approve the aggregate nominal amount
       of share capital allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to options or otherwise] by the Directors,
       otherwise than pursuant to (i) a Rights Issue
       [as defined below]; (ii) the exercise of any
       options granted under any Share Option Scheme
       of the Company; (iii) any scrip dividend or
       similar arrangements providing for the allotment
       and issue of shares in lieu of the whole or
       part of a dividend on shares in accordance
       with the Articles of Association of the Company
       in force from time to time; (iv) any issue
       of shares upon the exercise of rights of subscription
       or conversion under the terms of any warrants
       of the Company or any securities which are
       convertible into shares, shall not exceed 20%
       of the aggregate nominal amount of the share
       capital of the Company in issue on the date
       of the passing of this resolution and the authority
       shall be limited accordingly; [Authority expires
       earlier at the conclusion of the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       law to be held]

7.     Authorize the Directors to purchase the shares            Mgmt          For                            For
       on the Stock Exchange or any other stock exchange
       on which the shares may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong [the Securities and Futures Commission]
       and the Stock Exchange for such purpose, and
       otherwise in accordance with the rules and
       regulations of the Securities and Futures Commission,
       the Stock Exchange or of any other stock exchange
       as amended from time to time and all applicable
       laws in this regard, be and the same is hereby
       generally and unconditionally approved; aggregate
       nominal amount of shares which may be purchased
       by the Company during the relevant period [as
       defined below] shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company as at the date of the
       passing of this resolution and the authority
       shall be limited accordingly; [Authority expires
       earlier at the conclusion of the next AGM of
       the Company is required by the articles of
       association of the Company or any applicable
       laws to be held]

8.     Approve, subject to the ordinary resolutions              Mgmt          For                            For
       Nos. 6 and 7 above being duly passed, the unconditional
       general mandate granted to the Directors to
       exercise the powers of the Company to allot,
       issue and deal with unissued shares pursuant
       to Resolution No. 6 above and extended by the
       addition thereon of an amount representing
       the aggregate nominal amount of the share capital
       of the Company repurchased by the Company subsequent
       to the passing of this resolution, provided
       that such amount shall not exceed 10% of the
       aggregate nominal amount of the issued shares
       on the date of the passing of Resolution No.
       7

--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PERSONAL FINANCE PLC, LEEDS                                                   Agenda Number:  701886636
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4906Q102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  13-May-2009
        ISIN:  GB00B1YKG049
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors' report and the audited             Mgmt          For                            For
       financial statements

2.     Approve the Directors' remuneration report                Mgmt          For                            For

3.     Declare a final dividend                                  Mgmt          For                            For

4.     Elect Mr. Craig Shannon as a Director                     Mgmt          For                            For

5.     Re-elect Mr. Christopher Rodriguez as a Director          Mgmt          For                            For

6.     Re-elect Mr. Tony Hales as a Director                     Mgmt          For                            For

7.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors

8.     Authorize the remuneration of the Auditors                Mgmt          For                            For

9.     Approve the New Deferred Bonus and Share Matching         Mgmt          For                            For
       Plan

10.    Authorize the Directors' to allot relevant securities     Mgmt          For                            For

S.11   Approve to disapply pre-emption rights in certain         Mgmt          For                            For
       circumstances

S.12   Authorize the Company to purchase its own shares          Mgmt          For                            For

S.13   Approve to permit meetings other than Annual              Mgmt          For                            For
       General Meetings to be held on 14 days' notice

--------------------------------------------------------------------------------------------------------------------------
 IRSA INVERSIONES Y REPRESENTACIONES S.A.                                                    Agenda Number:  932967524
--------------------------------------------------------------------------------------------------------------------------
    Security:  450047204                                                             Meeting Type:  Special
      Ticker:  IRS                                                                   Meeting Date:  31-Oct-2008
        ISIN:  US4500472042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO APPROVE AND            Mgmt          For                            *
       SIGN THE SHAREHOLDERS' MEETING MINUTES.

02     CONSIDERATION OF THE DOCUMENTATION IN SECTION             Mgmt          For                            *
       234, SUBSECTION 1 OF LAW 19,550, RELATING TO
       THE FISCAL YEAR ENDED JUNE 30, 2008.

03     CONSIDERATION OF THE BOARD'S PERFORMANCE.                 Mgmt          For                            *

04     CONSIDERATION OF THE SUPERVISORY COMMITTEE'S              Mgmt          For                            *
       PERFORMANCE.

05     TREATMENT AND ALLOCATION OF RESULTS OF THE FISCAL         Mgmt          For                            *
       YEAR ENDED JUNE 30, 2008, WHICH RECORDED A
       $54,875,000 PROFIT.

06     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For                            *
       THE BOARD OF DIRECTORS IN RESPECT OF THE YEAR
       ENDED JUNE 30, 2008.

07     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For                            *
       THE SUPERVISORY COMMITTEE IN RESPECT OF THE
       YEAR ENDED JUNE 30, 2008.

08     DETERMINATION OF THE NUMBER OF REGULAR DIRECTORS          Mgmt          For                            *
       AND ALTERNATE DIRECTORS, IF THE CASE MAY BE,
       AND ELECTION THEREOF.

09     APPOINTMENT OF THE REGULAR AND ALTERNATE MEMBERS          Mgmt          For                            *
       OF THE SUPERVISORY COMMITTEE.

10     APPOINTMENT OF THE CERTIFYING ACCOUNTANT FOR              Mgmt          For                            *
       THE NEXT FISCAL YEAR AND DETERMINATION OF THE
       COMPENSATION PAYABLE THERETO.

11     UPDATING OF THE REPORT RELATING TO THE SHARED             Mgmt          For                            *
       SERVICES AGREEMENT.

12     TREATMENT OF THE TAX ON THE SHAREHOLDERS' PERSONAL        Mgmt          For                            *
       ASSETS, PAID BY THE COMPANY IN ITS CAPACITY
       OF SUBSTITUTE TAXPAYER.

13     RENEWAL OF DELEGATION TO BOARD OF POWER TO FIX            Mgmt          For                            *
       DETERMINATION OF TIMING AND ISSUANCE CURRENCY,
       TERM, PRICE, MANNER AND PAYMENT CONDITIONS,
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

--------------------------------------------------------------------------------------------------------------------------
 ISRAEL CHEMICALS LTD                                                                        Agenda Number:  701715231
--------------------------------------------------------------------------------------------------------------------------
    Security:  M5920A109                                                             Meeting Type:  SGM
      Ticker:                                                                        Meeting Date:  10-Nov-2008
        ISIN:  IL0002810146
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, ISRAELI MARKET REGULATIONS      Non-Voting
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL

1.     Approve to update the framework resolution of             Mgmt          For                            For
       the Company relating to the purchase of D&O
       insurance cover so as to increase the amount
       of separate cover that the Company is authorized
       to purchase up to an amount not to exceed ILS
       200 million, the amount in respect of the year
       commencing 01 SEP 2008 will be ILS 185 million
       and the premium ILS 300,000

--------------------------------------------------------------------------------------------------------------------------
 JSC HALYK BK                                                                                Agenda Number:  701785315
--------------------------------------------------------------------------------------------------------------------------
    Security:  46627J302                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  19-Dec-2008
        ISIN:  US46627J3023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 525320 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 DEC 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

A.     Approve the agenda of the extraordinary general           Mgmt          For                            For
       shareholders meeting of JSC Halyk Bank as of
       19 DEC 2008 as approved by the Board of Directors
       of JSC Halyk Bank [Resolution #193 of the Absentee
       Meeting of the Board of Directors dd. 13 NOV
       2008]

1.     Approve to increase the total number of the               Mgmt          For                            For
       Bank's authorized common share by 1,270,983,340
       and total number of authorized preferred shares
       by 575,258,000 so that the resulting total
       number of the Bank's authorized shares amounts
       to 3,080,225,222 including: 2,400,000,000 of
       common shares; 600,000,000 of preferred shares;
       80,225,222 of preferred shares convertible
       to common shares

2.     Amend the Charter of JSC Halyk Bank as presented          Mgmt          For                            For
       for the consideration of the extraordinary
       general shareholders meeting; and authorize
       Dauletova Raushan Urmanovna, a shareholder
       of the Bank, to sign the amendments to the
       Charter of JSC Halyk Bank

3.     Amend the Corporate Governance Code of JSC Halyk          Mgmt          For                            For
       Bank as presented for the consideration of
       the extraordinary general shareholders meeting

4.     Amend the terms of Reference of the Board of              Mgmt          For                            For
       Directors of JSC Halyk Bank as presented for
       the consideration of the extraordinary general
       shareholders meeting

--------------------------------------------------------------------------------------------------------------------------
 JSC HALYK BK                                                                                Agenda Number:  701908254
--------------------------------------------------------------------------------------------------------------------------
    Security:  46627J302                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  23-Apr-2009
        ISIN:  US46627J3023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 560405 DUE TO RECEIPT OF ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the JSC Halyk Bank's annual financial             Mgmt          No vote                        *
       statements for the YE 31 DEC 2008 together
       with the Independent Auditor's report

2.     Approve the distribution procedure for net income         Mgmt          No vote                        *
       of JSC Halyk Bank, received by the Bank from
       its operations in 2007: 1] to allocate part
       of net income amounting to KZT 1,679,475,552
       for payment of dividends on preferred shares
       of JSC Halyk Bank [NIN KZ1P33870711] and preferred
       shares convertible to common shares of JSC
       Halyk Bank [NIN KZ1P33870216], in the amount
       and order stipulated in the prospectus for
       the issue of shares of JSC Halyk Bank [including
       the amount of taxes payable under the legislation
       of the Republic of Kazakhstan]; 2] not to pay
       dividends on common shares of JSC Halyk Bank
       as per results of operations of JSC Halyk Bank
       for 2008; 3] not to increase reserve capital;
       4] the remaining part of net income received
       from JSC Halyk Bank's operations in 2008 to
       be allocated to retained earnings

3.     Approve the number of Members of the Board of             Mgmt          No vote                        *
       Directors of JSC Halyk Bank as 7 Members

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.

4.1    Elect Ms. Shayakhmetova as the additional Member          Mgmt          No vote                        *
       of the Board of Directors of JSC Halyk Bank

4.2    Elect Mr. Franciscus Cornelis Wilhelmus [Frank]           Mgmt          No vote                        *
       Kuijlaars as the additional Member of the Board
       of Directors of JSC Halyk Bank

5.     Approve Deloitte, LLP as Audit Company conducting         Mgmt          No vote                        *
       audit of JSC Halyk Bank's operations for 2009

6.1    Approve the number of Members of the Counting             Mgmt          No vote                        *
       Board of JSC Halyk Bank 5 persons

6.2    Approve the term of the Counting Board 1 year,            Mgmt          No vote                        *
       expiring at the AGM of JSC Halyk Bank after
       the election of new Members of the Counting
       Board

6.3.1  Elect Mr. Ilmira Razumova [Chairperson of the             Mgmt          No vote                        *
       Counting Board] as a Member of the Counting
       Board of JSC Halyk Bank

6.3.2  Elect Mr. Zhanar Bayatanova as a Member of the            Mgmt          No vote                        *
       Counting Board of JSC Halyk Bank

6.3.3  Elect Mr. Gulziya Madazimova as a Member of               Mgmt          No vote                        *
       the Counting Board of JSC Halyk Bank

6.3.4  Elect Mr. Gabbas Ilyussinov as a Member of the            Mgmt          No vote                        *
       Counting Board of JSC Halyk Bank

6.3.5  Elect Mr. Yelena Khmyz as a Member of the Counting        Mgmt          No vote                        *
       Board of JSC Halyk Bank

7.     Approve the AGM information on the amount and             Mgmt          No vote                        *
       structure of remuneration of the Members of
       the Board of Directors and the Management Board
       of JSC Halyk Bank

8.     Approve the AGM information with regard to shareholder's  Mgmt          No vote                        *
       appeals to actions of JSC Halyk Bank and its
       officials and the results of such consideration

--------------------------------------------------------------------------------------------------------------------------
 JU TENG INTERNATIONAL HOLDINGS LTD                                                          Agenda Number:  701812718
--------------------------------------------------------------------------------------------------------------------------
    Security:  G52105106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  26-Feb-2009
        ISIN:  KYG521051063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1, 2, 3 AND 4. THANK YOU.

1.     Approve the master sales agreement [New Wistron           Mgmt          For                            For
       Master Sales Agreement] dated as of 31 DEC
       2008 [as specified] and entered into between
       Giant Glory International Limited and Wistron
       Corporation, the transactions contemplated
       thereby and the expected annual caps of HKD
       2,878 million, HKD 3,455 million and HKD 4,150
       million for each of the 3 years ending 31 DEC
       2011, respectively, in respect of the transactions
       contemplated under the New Wistron Master Sales
       Agreement and authorize the Directors of the
       Company to take any action and sign any document
       [under seal, if necessary] as they consider
       necessary, desirable or expedient in connection
       with the New Wistron Master Sales Agreement
       or the transactions contemplated thereby

2.     Approve the master sales agreement [Compal Master         Mgmt          For                            For
       Sales Agreement] dated 01 JAN 2009 [as specified]
       and entered into between Giant Glory International
       Limited, Compal Electronics, Inc. and 3 of
       its subsidiaries, the transactions contemplated
       thereby and the expected annual caps of HKD
       1,498 million, HKD 2,168 million and HKD 2,824
       million for each of the 3 years ending 31 DEC
       2011, respectively, in respect of the transactions
       contemplated under the Compal Master Sales
       Agreement and authorize the Directors of the
       Company to take any action and sign any document
       [under seal, if necessary] as they consider
       necessary, desirable or expedient in connection
       with the Compal Master Sales Agreement or the
       transactions contemplated thereby

3.     Approve, subject to and conditional upon the              Mgmt          For                            For
       Listing Committee of The Stock Exchange of
       Hong Kong Limited granting the listing of,
       and permission to deal in, such number of shares
       of the Company which may fall to be allotted
       and issued pursuant to the exercise of the
       options which may be granted under the share
       option scheme adopted by the Company on 06
       OCT 2005 [Share Option Scheme], representing
       10% of the issued share capital of the Company
       as at the date on which this resolution is
       passed, pursuant to Clause 8.2 of the Share
       Option Scheme: to grant for refreshing the
       10% mandate under the Share Option Scheme [Refreshed
       Scheme Mandate] provided that the total number
       of shares of the Company which may be allotted
       and issued upon the exercise of all options
       to be granted under the Share Option Scheme
       and any other share option schemes of the Company
       and its subsidiaries [Group] under the limit
       as refreshed hereby shall not exceed 10% of
       the total number of issued shares of the Company
       as at the date on which this resolution is
       passed [options previously granted under the
       Share Option Scheme and any other share option
       schemes of the Group [including options outstanding,
       cancelled, lapsed or exercised in accordance
       with the terms of the Share Option Scheme or
       any other share option schemes of the Group]
       shall not be counted for the purpose of calculating
       the Refreshed Scheme Mandate] and authorize
       the Directors of the Company or a duly authorized
       committee: at their absolute discretion, to
       grant options to subscribe for shares of the
       Company within the Refreshed Scheme Mandate
       in accordance with the rules of the Share Option
       Scheme, and to allot, issue and deal with shares
       of the Company pursuant to the exercise of
       options granted under the Share Option Scheme
       within the Refreshed Scheme Mandate

4.     Amend the paragraphs 3.6(a), 4.3, 4.4, 4.5,               Mgmt          For                            For
       by inserting the words "or, as the case may
       be, to increase the number of Shares in the
       Shares Pool as decided by the Directors pursuant
       to paragraph 4.4" immediately before the wordings
       "; and" in paragraph 4.6(a) of the Plan Rules
       and by deleting the words "a resolution of
       the Directors" in the first sentence of paragraph
       10 of the Plan Rules and replacing it with
       "the prior sanction of a resolution of the
       shareholders of the Company in general meeting
       of the Rules of the Share Award Plan of the
       Company [the "Plan Rules"] adopted by resolutions
       in writing of all the shareholders of the Company
       on 17 JUN 2005

--------------------------------------------------------------------------------------------------------------------------
 JU TENG INTERNATIONAL HOLDINGS LTD                                                          Agenda Number:  701894289
--------------------------------------------------------------------------------------------------------------------------
    Security:  G52105106                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  21-May-2009
        ISIN:  KYG521051063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 7. THANK YOU.

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries and the reports of the Directors
       [Directors] and the Auditors [Auditors] of
       the Company for the YE 31 DEC 2008

2.     Declare a final dividend for the year ended               Mgmt          For                            For
       31 DEC 2008 of HKD 0.05 per share of HKD 0.10
       each in the capital of the Company

3.a    Re-elect Mr. Cheng Li-Yu as an Executive Director         Mgmt          For                            For

3.b    Re-elect Mr. Huang Kuo-Kuang as an Executive              Mgmt          For                            For
       Director

3.c    Re-elect Mr. Lo Jung-Te as an Executive Director          Mgmt          For                            For

3.d    Re-elect Mr. Cherng Chia-Jiun as an Independent           Mgmt          For                            For
       Non-Executive Director

3.e    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to fix the remuneration of the Directors

4.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company for the year ending 31 DEC 2009
       and authorize the Board of Directors of the
       Company to fix their remuneration

5.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, pursuant to the Rules governing
       the listing of Securities on the Stock Exchange
       of Hong Kong Limited, to allot issue and deal
       with additional shares [Shares] of HKD 0.10
       each in the share capital of the Company and
       to make or grant offers, agreements and options
       [including warrants, bonds and debentures convertible
       into shares], the aggregate nominal amount
       of the share capital of the Company allotted
       or agreed conditionally or unconditionally
       to be allotted pursuant to the otherwise than
       pursuant to: i) a Rights Issue [as defined];
       ii] the exercise of options granted under any
       pre-IPO share option scheme or share option
       scheme or similar arrangement for the time
       being adopted by the Company from time to time;
       iii) any scrip divided or similar arrangements
       providing for allotment and issue of shares
       in lieu of the whole or part of a dividend
       on Shares in accordance with the Articles of
       Association [Articles of Association] of the
       Company and other relevant regulations in force
       from time to time; or iv) any issue of Shares
       upon the exercise of rights of subscription
       or conversion under the terms of any warrants
       of the Company or any securities which are
       convertible into Shares; shall not exceed 20%
       of the aggregate nominal amount of the share
       capital of the Company in issue as at the date
       of the passing of this resolution, and the
       said approval shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association or any applicable law of the Cayman
       Islands to be held]

6.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the Relevant Period
       to repurchase the shares [Shares] of HKD 0.10
       each in the share capital of the Company on
       The Stock Exchange of Hong Kong Limited [Stock
       Exchange] or any other stock exchange on which
       Shares may be listed and recognized by the
       Securities and Futures Commission of Hong Kong
       [SFC] and the Stock Exchange for such purpose,
       and subject to and in accordance with the rules
       and regulations of the SFC, the Stock Exchange,
       the Companies Law, Chapter 22 [Law 3 of 1961,
       as consolidated and revised] of the Cayman
       Islands and all other applicable laws as amended
       from time to time in this regard, the aggregate
       nominal amount of Shares which may be repurchased
       or agreed to be repurchased by the Company
       pursuant to the during the Relevant Period
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution and the said approval shall be limited
       accordingly; and [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association or any applicable
       law of the Cayman Islands to be held]

7.     Approve, conditional upon Resolutions 5 and               Mgmt          For                            For
       6 above being passed, the unconditional general
       mandate granted to the Directors of the Company
       to allot, issue and deal with additional shares
       of the Company pursuant to Resolution 5 to
       extended by the addition thereto of an amount
       representing the aggregate nominal amount of
       the share capital of the Company repurchased
       by the Company under the authority granted
       pursuant to Resolution 6 provided that such
       amount shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company which may be allotted or agreed
       conditionally or unconditionally to be allotted
       by the Directors pursuant to or in accordance
       with such general mandate of an amount requesting
       the aggregate nominal amount of the share capital
       of the Company repurchased by the Company pursuant
       to or in accordance with the authority granted
       pursuant to Resolution 6

--------------------------------------------------------------------------------------------------------------------------
 KAZAKHSTAN KAGAZY PLC                                                                       Agenda Number:  701670374
--------------------------------------------------------------------------------------------------------------------------
    Security:  48667M203                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Aug-2008
        ISIN:  US48667M2035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            For
       and the audited accounts of the Company for
       the financial period ended 31 DEC 2007 together
       with the report of the Auditors on those audited
       accounts

2.     Declare a dividend on the ordinary shares for             Mgmt          For                            For
       the financial period from 15 MAR 2007 [date
       of incorporation] to 31 DEC 2007

3.     Approve to fix the Non-Executive Directors'               Mgmt          For                            For
       annual fee at USD 110,000

4.     Re-elect Mr. Alessandro Manghi as a Director              Mgmt          For                            For

5.     Re-elect Mr. Thomas Edward Johnson as a Director          Mgmt          For                            For

6.     Re-elect Mr. Yuriy Bogday as a Director                   Mgmt          For                            For

7.     Re-appoint BDO Stoy Hayward LLP as the Auditors           Mgmt          For                            For
       of the Company to hold office until the conclusion
       of the next general meeting at which accounts
       are laid before the shareholders

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 KAZMUNAIGAS EXPL & PRODTN JSC                                                               Agenda Number:  701653671
--------------------------------------------------------------------------------------------------------------------------
    Security:  48666V204                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  18-Jul-2008
        ISIN:  US48666V2043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint Ernst & Young as the Company Auditor              Mgmt          For                            For
       to conduct external audit for 2008

2.     Approve, to introduce the amendments in the               Mgmt          For                            For
       Company Charter as specified; and authorize
       Mr. A. Balzhanov, the Company CEO [Chairman
       of the Management Board], in the prescribed
       manner to ensure registration of the attached
       amendments in the law enforcement agencies
       of the Republic of Kazakhstan

--------------------------------------------------------------------------------------------------------------------------
 KAZMUNAIGAS EXPL & PRODTN JSC                                                               Agenda Number:  701761290
--------------------------------------------------------------------------------------------------------------------------
    Security:  48666V204                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  09-Dec-2008
        ISIN:  US48666V2043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Sections 3, 10, 12, 13, 17 of the               Mgmt          For                            For
       Charter of the KazMunaiGas EP JSC as specified

--------------------------------------------------------------------------------------------------------------------------
 KAZMUNAIGAS EXPL & PRODTN JSC                                                               Agenda Number:  701923016
--------------------------------------------------------------------------------------------------------------------------
    Security:  48666V204                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-May-2009
        ISIN:  US48666V2043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to terminate the powers of current counting       Mgmt          For                            For
       Commission Members of the Company Aigul Mukanova
       and Gulnara Ayaganova before the expiry of
       their terms of powers and appoint new Members:
       Chairman of the counting Commission Rustam
       Terekhov and a Member of the counting Commission
       Gabiden Nurgaliyev with terms of powers that
       do not exceed terms of powers of existing composition
       of the counting Commission of the Company

2.     Approve the annual consolidated financial statements      Mgmt          For                            For
       of the Company for 2008

3.     Approve the procedure of distribution of the              Mgmt          For                            For
       net profit of the Company, Full title: KazMunaiGas
       Exploration production Joint Stock Company;
       Location: Republic of Kaszakhstan, Zip code
       010000, Astana, Tauelsizdik, 2; Bank details:
       TRN 620100210124, IIC 027467201, BIC 1953101603,
       Kazakhstan Halyk Bank JSC, Astana regional
       branch; And the amount of dividend for the
       year 2008 per ordinary share and preferred
       share of the Company; 1] the amount of dividend
       for the year 2008 per preferred share of the
       Company - 656,00 tenge [including amount of
       tax payable in the manner prescribed by the
       legislation of the republic of Kazakhstan];
       2] the amount of dividend for the year 2008
       per ordinary share of the Company - 656,00
       tenge [including amount of tax payable in the
       manner prescribed by the legislation of the
       republic of Kazakhstan]; 3] the procedure of
       distribution of the net profit of the Company
       reported for financial year in the amount of
       241 289 369 ths. Tenge in compliance with audited
       consolidated financial statement for the year
       2008; for the dividend payment - amount, equal
       to product of the dividend amount for the year
       2008 per ordinary and per preferred share and
       the quantity of corresponding outstanding shares
       as for the record date of a list of shareholders
       entitled to receive dividends; leaving the
       rest at the disposal of the Company; 4] the
       record date and time of a list of shareholders
       entitled to receive dividends - 08 JUN 2009
       at 00:00 hours; 5] the date for the commencement
       of dividend payments - 13 JUL 2009; 6] the
       procedure and form of dividend payments - according
       to a list of shareholders entitled to receive
       dividends by wire transfer to ank accounts
       of shareholders; 2] Mr. A. Balzhanov, CEO [Chairman
       of the Executive Board] of the Company in the
       prescribed manner is to take necessary measures
       for implementing this resolution subject to
       the legislation of the republic of Kazakhstan

4.     Approve the Company's 2008 annual report                  Mgmt          For                            For

5.     Receive the shareholders' applications as to              Mgmt          For                            For
       the activities of the Company and its officers
       and the results of their review for 2008

6.     Receive the information on the remuneration               Mgmt          For                            For
       package for the Members of the Board of Directors
       and Management Board of KMG EP in 2008

7.     Approve the report on the performance of the              Mgmt          For                            For
       Company's Board of Directors and the Management
       Board in 2008

8.     Appoint Ernst & Young as the Company Auditor              Mgmt          For                            For
       to review interim financial statements over
       the 06 months of 2009 and Audit the Company's
       financial statements and reporting package
       for NC KMG JSC consolidation for the YE 31
       DEC 2009

--------------------------------------------------------------------------------------------------------------------------
 KNM GROUP BHD                                                                               Agenda Number:  701983288
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y4810F101                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  24-Jun-2009
        ISIN:  MYL7164OO006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive the audited financial statements               Non-Voting
       of the company for the FYE  31 DEC 2008 and
       the reports of the Directors and the Auditors

1.     Re-elect Dato' Ab Halim Bin Mohyiddin as a Director       Mgmt          For                            For
       who retire pursuant to Article 127 of the Company's
       Articles of Association

2.     Re-elect  Mr. Lee Hui Leong as a Director who             Mgmt          For                            For
       retire pursuant to Article 127 of the Company's
       Articles of Association

3.     Re-elect Mr. Chew Fook Sin as a Director who              Mgmt          For                            For
       retire pursuant to Article 127 of the Company's
       Articles of Association

4.     Approve the Directors' fees of MYR 613,000 for            Mgmt          For                            For
       the FYE  31 DEC 2008

5.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

6.     Authorize the Directors, subject to the Companies         Mgmt          For                            For
       Act, 1965 and the Articles of Association of
       the Company, the Directors empowered, pursuant
       to section 132D of the Companies Act, 1965,
       to allot and issue shares in the Company at
       any time and upon such terms and conditions
       and for such purposes as the Directors may,
       in their absolute discretion deem fit, provided
       that the aggregate number of shares to be issued
       does not exceed 10% of the issued and paid-up
       share Capital of the Company for the time being
       and to obtain the approval for the listing
       of and quotation for the additional shares
       so issued on bursa Malaysia securities Berhad;
       and [Authority expires at the conclusion of
       the next AGM of the Company]

7.     Authorize the Company, subject to the Company's           Mgmt          For                            For
       compliance with all the applicable rules, regulations,
       orders and guidelines made pursuant to the
       Companies Act, 1965 [the Act], the Company's
       Memorandum and Articles of Association and
       the listing requirements of Bursa Malaysia
       securities Berhad [Bursa Securities], to purchase
       at any time such amount of ordinary shares
       of MYR 0.25 each in the Company as may be determined
       by the Directors of the Company from time to
       time through bursa securities upon such terms
       and conditions as the Directors in their absolute
       discretion deem fit and expedient in the interest
       of the Company [proposed share buy-back mandate]
       provided that: [i] the aggregate number of
       ordinary shares which may be purchased by the
       Company at any point of time pursuant to the
       proposed share buy-back mandate shall not exceed
       10% of the total issued and paid-up share capital
       of the Company; [ii] the amount of funds to
       be allocated by the Company pursuant to the
       proposed share buy-back mandate shall not exceed
       the retained earnings and share premium of
       the Company as at 31 DEC 2008; and [iii] the
       shares so purchased by the Company pursuant
       to the proposed share buy-back mandate may
       at the discretion of the Directors be: [a]
       cancelled; or [b] retained as treasury shares
       and/or retained for distribution as dividends
       to the shareholders or be resold on the market
       of bursa securities; or [c] partially retained
       as treasury shares with the remainder being
       cancelled; or in any other manner as prescribed
       by the act, rules, regulations and orders made
       pursuant to the act and the listing requirements
       of bursa securities and any other relevant
       authority for the time being in force; and
       [Authority expires at the conclusion of the
       next AGM of the company, or the expiration
       of the period within which the next AGM is
       required to be held pursuant to section 143[1]
       of the act [but shall not extend to such extensions
       as may be allowed pursuant to Section 143[2]
       of the act]]; and complete and do all such
       acts and things as they may consider expedient
       or necessary to implement and give effect to
       the proposed share buy-back mandate

8.     Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       [KNM group] to enter into all arrangements
       and/or transactions involving the interests
       of Directors, major shareholders or persons
       connected with the Directors and/or major shareholders
       of KNM group [related parties] as specified
       in section 2.4 of the statement/circular to
       shareholders dated 02 JUN 2009 provided that
       such arrangements and/or transactions are:
       [i] recurrent transactions of a revenue or
       trading nature; [ii] necessary for the day-to-day
       operations; [iii] carried out in the ordinary
       course of business on normal commercial terms
       which are not more favorable to related parties
       than those generally available to the public;
       and [iv] are not to the detriment of the minority
       shareholders, [proposed recurrent RPT mandate];
       and [Authority expires the earlier or at the
       conclusion of the next AGM of the Company,
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to section 143[1] of the act [but shall not
       extend to such extensions as may be allowed
       pursuant to section 143[2] of the act]]; and
       to complete and to do all such acts and things
       [including executing all such documents as
       may be required] as they may consider expedient
       or necessary to give effect to the proposed
       recurrent RPT mandate

S.1    Approve the alterations, modifications or additions       Mgmt          For                            For
       to the Articles of Association of the Company
       as specified

       Transact any other business                               Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 LEE & MAN PAPER MFG LTD                                                                     Agenda Number:  701670792
--------------------------------------------------------------------------------------------------------------------------
    Security:  G5427W122                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  01-Sep-2008
        ISIN:  KYG5427W1226
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       of the Company for the YE 31 MAR 2008

2.i    Declare a final dividend for the YE 31 MAR 2008           Mgmt          For                            For

2.ii   Re-elect Professor Poon Chung Kwong as a Non-Executive    Mgmt          For                            For
       Director of the Company

2.iii  Re-elect Ms. Law Kar Shui Elizabeth as an Independent     Mgmt          For                            For
       Non-Executive Director of the Company

2.iv   Re-elect Mr. Peter A. Davies as an Independent            Mgmt          For                            For
       Non-Executive Director of the Company

2.v    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to renew the Director's service contract for
       Mr. Li King Wai Ross, an Executive Director
       of the Company, and to fix the remuneration
       of all Directors of the Company who are newly
       elected or re-elected at the AGM provided that
       the total amount [excluding bonuses in favor
       of Executive Directors] shall not exceed the
       amount of HKD 12,000,000 for the YE 31 MAR
       2009, the bonuses in favour of the Executive
       Directors shall be decided by the majority
       of the Board of Directors of the Company provided
       that the total amount of bonus payable to all
       the Directors in respect of any one FY shall
       not exceed 10% of the consolidated profit after
       taxation of the Group for the relevant year

2.vi   Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditors for the ensuing year and authorize
       the Board of Directors to fix their remuneration

3.i    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to allot, issue and deal with additional shares
       in the capital of the Company and to make or
       grant offers, agreements and options during
       and after the relevant period, shall not exceed
       20% of the aggregate nominal amount of the
       issued share capital of the Company, otherwise
       than pursuant to a rights issue; or the exercise
       of subscription rights under the share option
       scheme of the Company adopted on 11 SEP 2003;
       and [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       law to be held]

3.ii   Authorize the Board of Directors of the Company           Mgmt          For                            For
       to purchase its own shares during the relevant
       period, subject to and in accordance with all
       applicable laws and the requirements of the
       Rules Governing the Listing of Securities on
       the Stock Exchange, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital; and [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required to
       be held by any other applicable law of the
       Cayman Islands or the Articles of Association
       of the Company]

3.iii  Approve, conditional upon the passing of Resolution       Mgmt          For                            For
       3(ii) above being passed, the aggregate nominal
       amount of the number of shares in the capital
       of the Company which are repurchased by the
       Company pursuant to Resolution 3(ii), be added
       to the aggregate nominal amount of the share
       capital of the Company that may be allotted
       or agreed by the Board of Directors of the
       Company pursuant to Resolution 3(i) above

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 LEE & MAN PAPER MFG LTD                                                                     Agenda Number:  701704264
--------------------------------------------------------------------------------------------------------------------------
    Security:  G5427W122                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  26-Sep-2008
        ISIN:  KYG5427W1226
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the grant to Mr. Lee Man Chun Raymond             Mgmt          For                            For
       of the share options under the Share Option
       Scheme of the Company adopted on 11 SEP 2003
       [the "Share Option Scheme"] to subscribe for
       30,000,000 ordinary shares of HKD 0.10 each
       [the "Shares"] at the subscription price of
       HKD 7.488 per Share, as specified

2.     Approve the grant to Mr. Lee Man Bun of the               Mgmt          For                            For
       share options under the Share Option Scheme
       to subscribe for 20,000,000 shares at the subscription
       price of HKD 7.488 per share, as specified

--------------------------------------------------------------------------------------------------------------------------
 LOCALIZA RENT A CAR SA                                                                      Agenda Number:  701770922
--------------------------------------------------------------------------------------------------------------------------
    Security:  P6330Z111                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  17-Dec-2008
        ISIN:  BRRENTACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE.

1.     Approve the increase of the share capital at              Mgmt          For                            For
       localiza through the incorporation of part
       of the balance of the capital reserve

2.     Approve the consolidated text of the Corporate            Mgmt          For                            For
       Bylaws of localiza

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting
       IN MEETING DATE AND INCULSION OF COMMENT. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

       PLEASE NOTE THAT VOTES IN FAVOR AND AGAINST               Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 LOCALIZA RENT A CAR SA                                                                      Agenda Number:  701893035
--------------------------------------------------------------------------------------------------------------------------
    Security:  P6330Z111                                                             Meeting Type:  MIX
      Ticker:                                                                        Meeting Date:  05-May-2009
        ISIN:  BRRENTACNOR4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

E.1    Approve the Company capital stock increase,               Mgmt          No vote                        *
       without issuing new shares, according to Article
       199 of law 6404/76, in the amount of BRL 100,000,000.00
       through the incorporation of part of the Profit
       Reserve

E.2    Amend the Articles 5, 9 (Caput), 9(Paragraphs),           Mgmt          No vote                        *
       10, 12, 15, 13, 24, and 1 to 38 Articles of
       Association as specified

E.3    Ratify the reversal of the balance of the revaluation     Mgmt          No vote                        *
       reserve

A.4    Approve the Management accounts, the Management           Mgmt          No vote                        *
       report and the financial statements followed
       by the Independent Auditors report for the
       YE 31 DEC 2008

A.5    Approve the capital budget for the year of 2009           Mgmt          No vote                        *

A.6    Approve the regarding the destination of the              Mgmt          No vote                        *
       2008 net income and dividends distribution
       to shareholders

A.7    Elect the Board of Director's Members                     Mgmt          No vote                        *

A.8    Approve the amount of the annual global remuneration      Mgmt          No vote                        *
       of the Management

A.9    Approve the change of the widely-circulated               Mgmt          No vote                        *
       newspaper of the area where the Company's headquarters
       is located to perform the required publications
       by the Corporate Legislation

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 LUMAX INTERNATIONAL CORP                                                                    Agenda Number:  701968173
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y5360C109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  16-Jun-2009
        ISIN:  TW0006192008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 546075 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting

A.2    The 2008 audited reports                                  Non-Voting

A.3    The status of endorsement and guarantee                   Non-Voting

A.4    The status of joint-venture in people's republic          Non-Voting
       of China

A.5    Other presentations                                       Non-Voting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 1.5 per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus; proposed stock dividend:
       100 for 1,000 shares held

B.4    Approve to revise the Articles of Incorporation           Mgmt          For                            For

B.5    Approve to revise the procedures of monetary              Mgmt          For                            For
       loans and endorsement and guarantee

B.6    Other issues and extraordinary motions                    Mgmt          For                            Against

--------------------------------------------------------------------------------------------------------------------------
 MAGNIT OJSC                                                                                 Agenda Number:  701955392
--------------------------------------------------------------------------------------------------------------------------
    Security:  X51729105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  25-Jun-2009
        ISIN:  RU000A0JKQU8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statements, including the profit and loss statement,
       distribution of profit and loss of the Company
       based on the results of FY 2008

2.     Approve the allocation of profit and losses               Mgmt          For                            For
       based on the results of first quarter FY 2009

3.     Elect the Members of the Board of Directors               Mgmt          For                            For

4.     Elect the Members to the Auditing Commission              Mgmt          For                            For

5.     Approve the Company's Auditor                             Mgmt          For                            For

6.     Approve the Company's Auditor on international            Mgmt          For                            For
       standards of financial accounting

7.     Elect the Members to the Calculating Commission           Mgmt          For                            For

8.     Approve the transactions with an interested               Mgmt          Abstain                        Against
       party

--------------------------------------------------------------------------------------------------------------------------
 MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA                                             Agenda Number:  701896409
--------------------------------------------------------------------------------------------------------------------------
    Security:  P6459Z108                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-Apr-2009
        ISIN:  BRMRFGACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

1.     Approve to take knowledge of the Directors accounts,      Mgmt          For                            For
       to examine, discuss and approve the Company's
       consolidated financial statements for the FYE
       31 DEC 2008

2.     Approve the destination of the YE results of              Mgmt          For                            For
       2008

3.     Approve to determine the number of Members of             Mgmt          For                            For
       the Board of Directors and to elect the Board
       of Directors of the Company

4.     Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors

--------------------------------------------------------------------------------------------------------------------------
 MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA                                             Agenda Number:  701896411
--------------------------------------------------------------------------------------------------------------------------
    Security:  P6459Z108                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  28-Apr-2009
        ISIN:  BRMRFGACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES IN FAVOR 'AND' AGAINST             Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/OR
       ABSTAIN ARE ALLOWED. THANK YOU.

A.     Approve to decide regarding the proposal for              Mgmt          For                            For
       the amendment and consolidation of the Corporate
       Bylaws of the Company, I) to amend Article
       1 of the Corporate Bylaws in order to change
       the corporate name of the Company to Marfrig
       Alimentos S.A. II) to amend Article 16 of the
       Corporate Bylaws in order to increase to 11
       the number of Members of the Board of Directors,
       the wording of which will come to be as follows
       Article 16 the Board of directors will be composed
       of at least 5 and, at most 11 Members, all
       of whom will be  shareholders, elected by the
       general meeting of shareholders, with a unified
       term in office of 2 years, with re-election
       being permitted, III) to rectify Article 19,
       Line III and sole paragraph, as proposed by
       the Board of Directors of the Company, meeting
       the requirements of the securities commission,
       which will come to have the following wording
       Article 19 it is the responsibility of the
       Board of Directors, in addition to the other
       powers that it has under the law or these Bylaws
       III to establish or change the limit amount
       of the Executive Committee for the issuance
       of any credit instruments to raise funds, whether
       they be simple debentures, not  convertible
       into shares and without collateral, bonds,
       notes, commercial paper, or others commonly
       in use on the market, as well as to establish
       their issuance and redemption conditions, being
       able, in the cases that are defined, to require
       the previous authorization of the Board of
       Directors as a condition for the validity of
       the act, sole paragraph the Board of Directors
       will be able to establish limit amounts for
       the Executive Committee to do any of the acts
       referred to in items III, XV, XVIII, XX, observing
       the limits on the amount per act or series
       of Acts

B.     Approve to decide regarding the reformulation             Mgmt          For                            For
       and consolidation of the Stock Option Plan,
       in such a way as to exclude the mandatory nature
       of the 4 year period for the exercise of the
       options and granting to the Board of Directors
       the prerogative of establishing, in accordance
       with the company's interests, the period for
       the exercise of the purchase options or of
       the shares to be granted

C.     Approve the other subjects of social interest             Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA                                             Agenda Number:  701957978
--------------------------------------------------------------------------------------------------------------------------
    Security:  P6459Z108                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  29-May-2009
        ISIN:  BRMRFGACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"           Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU

1.     Approve to increase the number of members of              Mgmt          For                            For
       the Board of Directors, within the limit approved
       at the AGM of 28 APR 2009, and elect a new,
       full Member of the Board of Directors of the
       Company

2.     Approve the reformulation of the Company Stock            Mgmt          Abstain                        Against
       Option Plan

--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  701964606
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y5945U103                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  10-Jun-2009
        ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 542643 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations                              Non-Voting

A.2    The 2008 audited reports                                  Non-Voting

A.3    The status of endorsement and guarantee                   Non-Voting

B.1    Approve the 2008 business reports and financial           Mgmt          For                            For
       statements

B.2    Approve the 2008 profit distribution proposed             Mgmt          For                            For
       cash dividend: TWD 14per share

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus proposed stock dividend:
       2 for 1,000 shares held

B.4    Approve the revision to the procedures of monetary        Mgmt          For                            For
       loans, endorsement and guarantee

B.5    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

B61.1  Elect Mr. Ming-kai Tsai Shareholder No: 1 as              Mgmt          For                            For
       a Director

B61.2  Elect Mr. Jyh-jer Cho Shareholder No: 2 as a              Mgmt          For                            For
       Director

B61.3  Elect Mr. Ching-Jiang Hsieh Shareholder No:               Mgmt          For                            For
       11 as a Director

B61.4  Elect National Taiwan University Shareholder              Mgmt          For                            For
       No: 23053 Representative: Mr. Ming-Je Tang
       as a Director

B61.5  Elect National Chiao Tung University/Shareholder          Mgmt          For                            For
       No:23286 Representative: Mr. Chin-Teng Lin
       as a Director

B62.1  Elect National Tsing Hua University/Shareholder           Mgmt          For                            For
       No:48657 Representative: Mr. Chung-Lang Liu
       as a Supervisor

B62.2  Elect National Cheng Kung University/Shareholder          Mgmt          For                            For
       No:76347 Representative: Mr. Yan-Kuin Su as
       a Supervisor

B62.3  Elect Mediatek Capital Corp. Shareholder No:              Mgmt          For                            For
       2471 Representative: Mr. Paul Wang as a Supervisor

7.     Approve the proposal to release the prohibition           Mgmt          For                            For
       on Directors from participation in competitive
       business

8.     Other issues and extraordinary motions                    Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 MEGACABLE HLDGS SAB DE CV                                                                   Agenda Number:  701902721
--------------------------------------------------------------------------------------------------------------------------
    Security:  P652AE117                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  MX01ME090003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ONLY MEXICAN NATIONALS HAVE              Non-Voting
       VOTING RIGHTS AT THIS MEETING. IF YOU ARE A
       MEXICAN NATIONAL AND WOULD LIKE TO SUBMIT YOUR
       VOTE ON THIS MEETING PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE. THANK YOU

i.     To discuss, approve or modify the report from             Non-Voting
       the CEO in accordance with article 44, part
       xi, of the securities market law, resolutions
       in this regard

ii.    To take cognizance of the opinion of the board            Non-Voting
       of directors regarding the content of the report
       from the CEO resolutions in this regard

iii.   Discuss, approve or modify the report from the            Non-Voting
       Board of Directors in accordance with the terms
       of line B of article 172 of the general  mercantile
       companies law, resolutions in this regard

iv.    To discuss approve or modify the reports from             Non-Voting
       the chairpersons of the corporate practices
       committee and of the audit committee, resolutions
       in this regard

v.     To discuss, approve or modify a proposal regarding        Non-Voting
       allocation of profits, resolutions in this
       regard

vi.    Report, analysis and if relevant, approval regarding      Non-Voting
       the transactions for the repurchase of common
       share certificates of the company that were
       carried out

vii.   To discuss, approve or modify a proposal regarding        Non-Voting
       the maximum amount of funds that can be allocated
       to the re purchase of shares, or of common
       share certificates that have such shares as
       the underlying security by the company, resolutions
       in this regard

viii.  To discuss, approve or modify a proposal regarding        Non-Voting
       the appointment or ratification of the member's
       of the board of directors, secretary and their
       alternates, resolutions in this regard

ix.    Classification of the independence of the full            Non-Voting
       and alternate members of the board of director's
       resolutions in this regard

X.     To discuss, approve or modify a proposal regarding        Non-Voting
       the appointment or ratification of the chairpersons
       of the audit committee and of the corporate
       practices committee , resolutions in this regard

XI.    To discuss, approve or modify a proposal regarding        Non-Voting
       the compensation for the members of the board
       of directors, the secretary and the member's
       of the audit and Corporate practices Committee,
       resolutions in this regard

XII.   Designation of special delegates from the meeting         Non-Voting
       for the execution and formalization of the
       resolutions

--------------------------------------------------------------------------------------------------------------------------
 MEGAWORLD CORPORATION                                                                       Agenda Number:  701962842
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y59481112                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  19-Jun-2009
        ISIN:  PHY594811127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 565355 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of notice and determine the             Mgmt          For                            For
       quorum

3.     Approve the minutes of the previous annual meeting        Mgmt          For                            For

4.     Approve the annual report of Management                   Mgmt          For                            For

5.     Appoint the External Auditors                             Mgmt          For                            For

6.     Ratify the Acts and resolutions of the Board              Mgmt          For                            For
       of Directors, Executive Committee and Management

7.1    Elect Mr. Andrew L. Tan as a Director                     Mgmt          For                            For

7.2    Elect Ms. Katherine L. Tan as a Director                  Mgmt          For                            For

7.3    Elect Mr. Kingson U. Sian as a Director                   Mgmt          For                            For

7.4    Elect Mr. Enrique Santos L. Sy as a Director              Mgmt          For                            For

7.5    Elect Mr. Miguel B. Varela as an Independent              Mgmt          For                            For
       Director

7.6    Elect Mr. Gerardo C. Garcia as an Independent             Mgmt          For                            For
       Director

7.7    Elect Mr. Roberto S. Guevara as an Independent            Mgmt          For                            For
       Director

8.     Adjournment                                               Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 MPI CORPORATION                                                                             Agenda Number:  701993366
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y6131E101                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  16-Jun-2009
        ISIN:  TW0006223001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 546625 DUE TO RECEIPT OF DIRECTOR AND SUPERVISOR
       NAMES. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    The 2008 business operations, financial statements        Non-Voting
       and the 2009 Business Plan report

A.2    The 2008 audited reports                                  Non-Voting

A.3    The status of the 2008 local unsecured convertible        Non-Voting
       bonds

B.1    Approve the 2008 financial statements                     Mgmt          For                            For

B.2    Approve the 2008 profit distribution: [cash               Mgmt          For                            For
       dividend TWD 0.3 per share, stock dividend
       30 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax]

B.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and staff bonus

B.4    Approve to revise the procedures of endorsement           Mgmt          For                            For
       and guarantee

B.5    Approve to revise the procedures of Monetary              Mgmt          For                            For
       Loans

B6.11  Elect Wang Si Investment Co. Ltd, Shareholder             Mgmt          For                            For
       No: 163, representative: Mr. Green Chang Lin
       as a Director

B6.12  Elect Micronics Japan Co., Ltd, Shareholder               Mgmt          For                            For
       No: 76, representative: Mr. Naoko Fujjsaki
       as a Director

B6.13  Elect Mr. Chen Cheng, Shareholder No: 7745,               Mgmt          For                            For
       as a Director

B6.21  Elect Mr. Kao, Chin-Cheng, Shareholder No: 125,           Mgmt          For                            For
       as an Independent Director

B6.22  Elect Mr. Hsu, Mei-Fang, shareholder No: 142,             Mgmt          For                            For
       as an Independent Director

B6.31  Elect Mr. Li, Tu-Cheng, Shareholder No: 1, as             Mgmt          For                            For
       a Supervisor

B6.32  Elect Mr. Liu, Fang-Sheng, Shareholder No: 161,           Mgmt          For                            For
       as a Supervisor

B6.33  Elect Mr. Tsai, Chang-Shou, Shareholder No:               Mgmt          For                            For
       1149, as a Supervisor

B.7    Others agenda and extemporary motions                     Mgmt          For                            Against

--------------------------------------------------------------------------------------------------------------------------
 MULTIMEDIA POLSKA S.A.                                                                      Agenda Number:  701666197
--------------------------------------------------------------------------------------------------------------------------
    Security:  X55908101                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  11-Aug-2008
        ISIN:  PLMLMDP00015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Elect the Chairman                                        Mgmt          For                            For

3.     Approve the preparing a roll                              Mgmt          For                            For

4.     Acknowledge the proper convening of the meeting           Mgmt          For                            For
       and its ability to adopt resolutions

5.     Elect the Scrutiny Commission                             Mgmt          For                            For

6.     Approve the agenda                                        Mgmt          For                            For

7.     Adopt the resolution on amendments to the Articles        Mgmt          For                            For
       of Association

8.     Adopt the resolution on making the reserve fund           Mgmt          For                            For
       for the dividend payment and transferring the
       spare and reserve capitals

9.     Closing of the meeting                                    Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 NASPERS LTD                                                                                 Agenda Number:  701674067
--------------------------------------------------------------------------------------------------------------------------
    Security:  S53435103                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  22-Aug-2008
        ISIN:  ZAE000015889
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and approve the financial statements              Mgmt          For                            For
       of the Company and the group of the 12 months
       ended 31 MAR 2008 and the reports of the Directors
       and the Auditors

O.2    Approve the confirmation of dividends in relation         Mgmt          For                            For
       to the N ordinary and A ordinary shares of
       the Company

O.3    Approve the remuneration of the Non-executive             Mgmt          For                            For
       Directors for the YE 31 MAR 2008

O.4    Re-appoint the Firm PricewaterhouseCoopers Inc.           Mgmt          For                            For
       as the Auditor for the period until the conclusion
       of the next AGM of the Company

O.5    Approve the appointment of Mr. J.P. Bekker,               Mgmt          For                            For
       as a Managing Director of a fixed terms of
       5 years with effect form 01 APR 2008

O.6.1  Re-elect Prof. G.J. Gerwel as a Director, who             Mgmt          For                            For
       retires by rotation

O.6.2  Re-elect Mr. B.J. Van Der Ross as a Director,             Mgmt          For                            For
       who retires by rotation

O.6.3  Re-elect Mr. J.J.M. Van Zyl as a Director, who            Mgmt          For                            For
       retires by rotation

O.7    Approve to place authorized but unissued share            Mgmt          For                            For
       capital of the Company under the control of
       the Directors and to grant, until the next
       AGM of the Company; an unconditional general
       authority to the Directors, to allot and issue
       in their discretion [but subject to the provisions
       of Section 221 of the Companies Act, No 61
       of 1973, as amended (the Act) and the requirements
       of the JSE Limited (the JSE) and any other
       exchange on which the shares of the Company
       may be quoted or listed form time to time]
       the unissued shares of the Company on such
       terms and conditions and to such persons whether
       they be shareholders o not, as the Directors
       in their discretion deem fit

O.8    Authorize the Directors, subject to minimum               Mgmt          For                            For
       of 75% of the votes of shareholders of the
       Company present in persons or by proxy AGM
       and entitled to vote, Voting infavour thereof,
       to issue unissued shares or a class if shares
       already in issue in the capital of the Company
       for cash as and when the opportunity arises
       subject to the requirements of the JSE, including
       the following: that a paid press announcement
       giving full details, including the impact on
       the net asset value and earning per share,
       will be published at the time of any issue
       representing, on a cumulative basis within
       1 year, 5% or more of the number of shares
       o that class in issue prior to the issue; the
       aggregate issue of nay particular class of
       shares in any FY will nor exceed 5% of the
       issued number of that class of shares [including
       securities that are compulsory convertible
       ion to shares of that class] that in determining
       the price at which an issue of shares will
       be made in terms of this authority, the discount
       at which the shares may be issued may not exceed
       10% of the weighted average traded price of
       the shares in questions, as determined over
       the 30 business days prior to the date that
       the price if the issue is determined, and that
       the shares will only be issued to public shareholders
       as specified in the Listing Requirements of
       the JSE, and not to related parties; [Authority
       expires the earlier of the conclusion of the
       next AGM or 15 months];

S.1    Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       by way of general authority, to acquire N ordinary
       shares issued by the Company, in terms of and
       Sections 85(2) and 85(3) of the Companies Act
       61 of 1973, as amended, and in terms of the
       rules and requirements of the JSE being that:
       any such acquisition of N ordinary shares shall
       be effected thorough the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement; an
       announcement is published as soon as the Company
       or any of its subsidiaries have acquired N
       ordinary shares constituting, on a cumulative
       basis, 3% of the number of N ordinary shares
       in issue prior to the acquisition pursuant
       to which the aforesaid 3% threshold is reached,
       and for each 3% in aggregate acquires thereafter,
       containing full details of such acquisition;
       acquisition of N ordinary shares in aggregate
       in any 1 FY may not exceed 20% of the Company's
       N ordinary issued share capital as at the date
       of passing of this special resolution; in determining
       the price at which N Ordinary shares issued
       by the Company are acquired by it or any its
       subsidiaries in terms of this general authority,
       the maximum premium at which such N ordinary
       shares may be acquired will not exceed 10%
       of the weighted average of the market value
       at which N ordinary shares are traded on the
       JSE as determined over the 5 business days
       immediately preceding the date of the repurchase
       of such N ordinary shares by the Company or
       nay of its subsidiaries; the Company has been
       given authority by its Articles of Association;
       at any point , the Company may only appoint
       1 agent to effect any repurchase on the Company's
       behalf; the Company sponsor must confirm the
       adequacy of the Company's working capital for
       purposes of undertaking the repurchase of N
       ordinary shares in writing to the JSE Ltd before
       entering the market for the repurchase; the
       Company remaining in compliance with the minimum
       shareholder spread requirements of the JSE
       Listings Requirements; and the Company and/or
       its subsidiaries not repurchasing any N ordinary
       shares during a prohibited period as defined
       by the JSE Ltd Listings Requirements; before
       the general repurchase is effected the Directors
       having considered the effects of the repurchase
       of the maximum number of N ordinary shares
       in terms of the foregoing general authority,
       will ensure that for a period of 12 months
       after the date of the notice of AGM; the Company
       and the group will be able in the ordinary
       course of business to pay their debts; the
       assets of the Company and the group finally
       valued in accordance with International; Financial
       Reporting Standards, will exceed the liabilities
       of the company and the group; and the Company
       and the group's ordinary share capital, reserves
       and working capital will be adequate or ordinary
       business purpose as specified; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 15 months]

S.2    Authorize the Company or any of its subsidiaries          Mgmt          For                            For
       by way of an general authority to acquire A
       ordinary shares issued by the Company, in terms
       of and subject to Sections 85(2) and 85(3)
       of the Companies Act 61 of 1973 as amended

S.3    Approve to change the Articles of the Company             Mgmt          For                            For
       to inset he words 'of the transfer secretary'
       of the directly after the word 'office' in
       the first line Paragraph 34.2 [ the Articles
       of Association of the Company were register
       in Afrikaans and the amended text appearing
       in this resolution is a free translation of
       the Afrikaans text]

O.9    Authorize each of the Directors of the Company            Mgmt          For                            For
       to do all things, perform all acts and sign
       all documents necessary to effect the implementation
       of the ordinary and special resolutions adopted
       at this AGM

       Transact any other business                               Non-Voting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 OIL CO LUKOIL                                                                               Agenda Number:  933090639
--------------------------------------------------------------------------------------------------------------------------
    Security:  677862104                                                             Meeting Type:  Annual
      Ticker:  LUKOY                                                                 Meeting Date:  25-Jun-2009
        ISIN:  US6778621044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE 2008 ANNUAL REPORT OF OAO LUKOIL           Mgmt          For                            For
       AND THE ANNUAL FINANCIAL STATEMENTS, INCLUDING
       INCOME STATEMENTS (PROFIT AND LOSS ACCOUNTS)
       OF THE COMPANY, AND ALSO DISTRIBUTION OF PROFITS
       (INCLUDING THROUGH THE PAYMENT (DECLARATION)
       OF DIVIDENDS) AND LOSSES OF THE COMPANY ON
       THE BASIS OF ANNUAL RESULTS. DETERMINATION
       OF THE SIZE, DATE, FORM AND PROCEDURE OF PAYMENT
       OF DIVIDENDS.

3A     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY 2009 (MINUTES
       N2 4): IVANOVA, LYUBOV GAVRILOVNA.

3B     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY, 2009 (MINUTES
       N2 4): KONDRATIEV, PAVEL GENNADIEVICH

3C     TO ELECT THE AUDIT COMMISSION FROM THE LIST               Mgmt          For                            For
       OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
       OF OAO "LUKOIL" ON 4 FEBRUARY, 2009 (MINUTES
       N2 4): NIKITENKO, VLADIMIR NIKOLAEVICH

4A     TO PAY REMUNERATION AND REIMBURSE EXPENSES TO             Mgmt          For                            For
       MEMBERS OF THE BOARD OF DIRECTORS AND THE AUDIT
       COMMISSION OF OAO <> ACCORDING TO APPENDIX
       HERETO.

4B     TO DEEM IT APPROPRIATE TO RETAIN THE AMOUNTS              Mgmt          For                            For
       OF REMUNERATION FOR MEMBERS OF THE BOARD OF
       DIRECTORS AND THE AUDIT COMMISSION OF THE COMPANY
       ESTABLISHED BY DECISION OF THE ANNUAL GENERAL
       SHAREHOLDERS MEETING OF OAO "LUKOIL" OF 26
       JUNE 2008 (MINUTES NO. 1).

05     TO APPROVE THE INDEPENDENT AUDITOR OF OAO <>      Mgmt          For                            For
       - CLOSED JOINT STOCK COMPANY KPMG.

06     TO APPROVE AMENDMENTS TO THE REGULATIONS ON               Mgmt          For                            For
       THE PROCEDURE FOR PREPARING AND HOLDING THE
       GENERAL SHAREHOLDERS MEETING OF OAO <>,
       PURSUANT TO THE APPENDIX HERETO.

07     TO APPROVE AN INTERESTED-PARTY TRANSACTION -              Mgmt          For                            For
       POLICY (CONTRACT) ON INSURING THE LIABILITY
       OF DIRECTORS, OFFICERS AND CORPORATIONS BETWEEN
       OAO "LUKOIL" AND OAO KAPITAL STRAKHOVANIE,
       ON THE TERMS AND CONDITIONS INDICATED IN THE
       APPENDIX HERETO.

--------------------------------------------------------------------------------------------------------------------------
 OIL CO LUKOIL                                                                               Agenda Number:  933120937
--------------------------------------------------------------------------------------------------------------------------
    Security:  677862104                                                             Meeting Type:  Annual
      Ticker:  LUKOY                                                                 Meeting Date:  25-Jun-2009
        ISIN:  US6778621044
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

2A     ELECTION OF DIRECTOR: ALEKPEROV, VAGIT YUSUFOVICH         Mgmt          No vote                        *

2B     ELECTION OF DIRECTOR: BELIKOV, IGOR VYACHESLAVOVICH       Mgmt          No vote                        *

2C     ELECTION OF DIRECTOR: BLAZHEEV, VIKTOR VLADIMIROVICH      Mgmt          No vote                        *

2D     ELECTION OF DIRECTOR: WALLETTE (JR.), DONALD              Mgmt          No vote                        *
       EVERT

2E     ELECTION OF DIRECTOR: GRAYFER, VALERY ISAAKOVICH          Mgmt          No vote                        *

2F     ELECTION OF DIRECTOR: GREF, HERMAN OSKAROVICH             Mgmt          No vote                        *

2G     ELECTION OF DIRECTOR: IVANOV, IGOR SERGEEVICH             Mgmt          No vote                        *

2H     ELECTION OF DIRECTOR: MAGANOV, RAVIL ULFATOVICH           Mgmt          No vote                        *

2I     ELECTION OF DIRECTOR: MATZKE, RICHARD HERMAN              Mgmt          No vote                        *

2J     ELECTION OF DIRECTOR: MIKHAILOV, SERGEI ANATOLIEVICH      Mgmt          No vote                        *

2K     ELECTION OF DIRECTOR: TSVETKOV, NIKOLAI ALEXANDROVICH     Mgmt          No vote                        *

2L     ELECTION OF DIRECTOR: SHOKHIN, ALEXANDER NIKOLAEVICH      Mgmt          No vote                        *

--------------------------------------------------------------------------------------------------------------------------
 PANACEA BIOTEC LTD                                                                          Agenda Number:  701629404
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y6695F130                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  02-Jul-2008
        ISIN:  INE922B01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

S.1    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and other applicable provisions, if any,
       of the Companies Act, 1956, the objects Clause
       of the Memorandum of Association of the Company
       by adding the new sub-Clause 39, 40 and 41
       after the existing sub-Clause 38 of Clause
       III-C [other objects] as specified; and authorize
       Mr. Soshil Kumar Jain, Chairman, Mr. Ravinder
       Jain, Managing Director, Mr. Rajesh Jain, Joint
       Managing Director and Mr. Sandeep Jain, Joint
       Managing Director Mr. Sumit Jain, Director
       [Operations & Projects] and Mr. Vinod Goel,
       Company Secretary of the Company to file necessary
       documents with register of Companies and to
       do all such acts deeds and things as may be
       necessary to give effect to this resolution

S.2    Authorize the Company, pursuant to provisions             Mgmt          For                            For
       of Section 149(2A) and other applicable provisions,
       if any, of the Companies Act, 1956, for commencement
       of business as specified in the sub-Clause
       39, 40 and 41 of Clause III-C [other objects]
       of the Memorandum of Association of the Company
       as specified; and authorize Mr. Soshil Kumar
       Jain, Chairman, Mr. Ravinder Jain, Managing
       Director, Mr. Rajesh Jain, Joint Managing Director
       and Mr. Sandeep Jain, Joint Managing Director
       Mr. Sumit Jain, Director [Operations & Projects]
       and Mr. Vinod Goel,  Company Secretary of the
       Company to file necessary documents with register
       of Companies and to do all such acts deeds
       and things as may be necessary to give effect
       to this resolution

--------------------------------------------------------------------------------------------------------------------------
 PANACEA BIOTEC LTD                                                                          Agenda Number:  701685630
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y6695F130                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  13-Sep-2008
        ISIN:  INE922B01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter called the Board and which term
       shall be deemed to include any Committee, which
       the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution and
       with the power to delegate such authority to
       any person or persons] pursuant to the provisions
       of Section 293(1)(d) and other applicable provisions,
       if any, of the Companies Act 1956, borrowing
       from time to time, as it may think fit, any
       sum or sums of money not exceeding INR 1,500
       Crore on such security and on such terms and
       conditions as the Board may deem fit, notwithstanding
       that the monies to be borrowed, together with
       the monies already borrowed by the Company
       [apart from the temporary loans obtained from
       the Company's Bankers in the ordinary course
       of business], exceed the aggregate, for the
       time being, of the paid up capital of the Company
       and its free reserves, that is to say, reserves
       not set apart for any specific purpose in aggregate
       or equivalent thereto in any foreign currency
       [including the monies already borrowed by the
       Company], on such security and on such terms
       and conditions as the Board may deem fit, by
       way of loans from, or issue of Bonds, Debentures
       or other securities whether convertible into
       equity/preference shares and/or securities
       with or without detachable warrants with a
       right exercisable by the warrant holder(s)
       to convert or subscribe to equity/preference
       shares [hereinafter referred to as securities],
       to Bank(s), financial or other institution(s),
       Mutual Fund(s), Non-Resident Indians (NRIs),
       Foreign Institutional Investors (FIIs) or any
       other person(s), body(ies) corporate, etc.,
       whether shareholder of the Company or not;
       and authorize the Board to do all such acts,
       deeds and things and to sign all such documents
       as may be necessary, expedient and incidental
       thereto to give effect to this resolution

2.     Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter called "the Board" and which term
       shall be deemed to include any Committee, which
       the Board may have constituted or hereinafter
       constitute to exercise its powers including
       the powers conferred by this resolution and
       with the power to delegate such authority to
       any person or persons], pursuant to the provisions
       of Section 293(1)(a) and other applicable provisions
       ,to mortgage and/or charge any of its movable
       and/or immovable properties where situated,
       both present and future, or the whole, or substantially
       the whole, of the undertaking or undertakings
       of the Company on such terms and in such manner
       as the Board may think fit, together with power
       to take over the Management of the business
       or concern of the Company in certain event[s]
       for securing any loan obtained/to be obtained
       from, or securities issued/to be issued to,
       Bank[s], financial or other Institution[s],
       Mutual Fund[s], Non-Resident Indians [NRIs],
       Overseas Corporate Bodies [OCBs], Foreign Institutional
       Investors [FIIs] or any other person[s], body[ies]
       Corporate etc., whether shareholder of the
       Company or not [hereinafter collectively referred
       to as "lenders"], for an amount not exceeding
       INR 1500 Crore, together with interests, compound/additional interest, commitment charges, costs, expenses
       and all other monies payable by the Company
       to the concerned lenders; authorize the Board
       to do all such things and to sign all such
       documents as may be necessary, expedient and
       incidental thereto to give effect to this resolution;

--------------------------------------------------------------------------------------------------------------------------
 PANACEA BIOTEC LTD                                                                          Agenda Number:  701698586
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y6695F130                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-Sep-2008
        ISIN:  INE922B01023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2008 and the profit and loss account
       for the YE on that date and the reports of
       the Directors and the Auditors thereon

2.     Declare a dividend on equity shares of the Company        Mgmt          For                            For

3.     Re-appoint Mr. Soshil Kumar Jain as a Director,           Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. A.N. Saksena as a Director, who            Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Sumit Jain as a Director, who              Mgmt          For                            For
       retires by rotation

6.     Appoint M/s. S.R. Batliboi & Co., Chartered               Mgmt          For                            For
       Accountants, the retiring Auditors as the Statutory
       Auditors of the Company to hold office from
       the conclusion of this AGM until the conclusion
       of the next AGM and approve to fix their remuneration
7.     Approve, the results of the postal ballots proposed       Mgmt          For                            For
       to be conducted by the Company pursuant to
       the provisions of Section 192A of the Companies
       Act, 1956 read with the Companies [Passing
       of Resolution by Postal Ballot] rules, 2001,
       with respect to the following resolutions,
       will be declared by the Chairman of the meeting
       and the report of the scrutinizer in this regard
       will also be tabled at the meeting: [i] authorize
       the Company, pursuant to the provisions of
       Section 293[1][d] and other applicable provisions,
       if any, of the Companies Act 1956, to the Board
       of Directors of the Company [hereinafter called
       "the Board" and which term shall be deemed
       to include any Committee, which the Board may
       have constituted or hereinafter constitute
       to exercise its powers including the powers
       conferred by this resolution and with the power
       to delegate such authority to any person or
       persons] for borrowing from time to time, as
       it may think fit, any sum or sums of money
       not exceeding INR 1,500 crore [Rupees One Thousand
       Five Hundred Crore] on such security and on
       such terms and conditions as the Board may
       deem fit, notwithstanding that the monies to
       be borrowed, together with the monies already
       borrowed by the Company [apart from the temporary
       loans obtained from the Company's bankers in
       the ordinary course of business], exceed the
       aggregate, for the time being, of the paid
       up capital of the Company and its free reserves,
       that is to say, reserves not set apart for
       any specific purpose; authorize the Board for
       borrowing from time to time as it may thing
       fit, any sum or sums of money but not exceeding
       INR 1,500 Crore [Rupees One Thousand Five Hundred
       Crore], in aggregate or equivalent thereto
       in any foreign currency [including the monies
       already borrowed by the Company], on such security
       and on such terms and conditions as the Board
       may deem fit, by way of loans from, or issue
       of bonds, debentures or other securities whether
       convertible into equity/preference shares and/or
       securities with or without detachable warrants
       with a right exercisable by the warrant holder[s]
       to convert or subscribe to equity/preference
       shares [hereinafter referred to as securities],
       to bank[s], financial or other institution[s],
       mutual fund[s], non-resident Indians [NRIs],
       foreign institutional investors [Flls] or any
       other person[s], body[ies] corporate, etc.,
       whether shareholder of the Company or not;
       authorize the Board to do all such acts, deeds
       and things and to sign all such documents as
       may be necessary, expedient and incidental
       thereto to give effect to this resolution;
       [ii] authorize the Company pursuant to the
       provisions of Section 293[1][a] and other applicable
       provisions, if any, of the Companies Act, 1956,
       to the Board of Directors of the Company [hereinafter
       called the Board and which term shall be deemed
       to include any Committee, which the Board may
       have constituted or hereinafter constitute
       to exercise its powers including the powers
       including the powers conferred by this resolution
       and with the power to delegate such authority
       to any person or persons], to mortgage and/or
       charge any of its movable and/or immovable
       properties wherever situated, both present
       and future, or the whole, or substantially
       the whole, of the undertaking or undertakings
       of the Company on such terms and in such manner
       as the Board may think fit, together with power
       to take over the Management of the business
       or concern of the Company in certain event[s]
       for securing any loan[s] obtained/to be obtained
       from, or securities issued/to be issued to,
       bank[s], financial or other institution[s],
       mutual fund[s], non-resident Indians [NRIs],
       overseas corporate bodies [OCBs], foreign institutional
       investors [FIIs] or any other person[s], body[ies]
       corporate, etc., whether shareholder of the
       Company or not [hereinafter collectively referred
       to as lenders], for an amount not exceeding
       INR 1,500 crore [Rupees One Thousand Five Hundred
       Crore] and/or equivalent thereto in any foreign
       currency, together with interests, compound/additional
       interests, commitment charges, costs, expenses
       and all other monies payable by the Company
       to the concerned lenders; authorize the Board
       to do all such acts, deeds and things and to
       sign all such documents as may be necessary,
       expedient and incidental thereto to give effect
       to this resolution

--------------------------------------------------------------------------------------------------------------------------
 PEACE MARK (HOLDINGS) LTD                                                                   Agenda Number:  701673445
--------------------------------------------------------------------------------------------------------------------------
    Security:  G6957A209                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-Aug-2008
        ISIN:  BMG6957A2098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       of the Company, the reports of the Directors
       (the Directors) and the Auditors (the Auditors)
       of the Company for the YE 31 MAR 2008

2.i    Re-elect Mr. De Jaillon Hugues Jacques as a               Mgmt          For                            For
       Director

2.ii   Re-elect Mr. Tay Liam Wee as a Director                   Mgmt          For                            For

2.iii  Re-elect Mr. Cheng Kwan Ling as a Director                Mgmt          For                            For

2.iv   Re-elect Ms. Susan So as a Director                       Mgmt          For                            For

3.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors by reference
       to the recommendation of the Remuneration Committee
       of the Company

4.     Re-appoint the Auditors for the coming FY and             Mgmt          For                            For
       authorize the Directors to fix their remuneration

5.A    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional share(s) in
       the share capital of the Company and to make
       or grant offers, agreements and options [including
       warrants, bonds and debentures convertible
       into or exchangeable for shares of the Company]
       which would or might require the exercise of
       such powers, during and after the relevant
       period, otherwise than pursuant to: i) a rights
       issue [as specified]; ii) an issue of shares
       of the Company as scrip dividend or similar
       arrangements providing for the allotment of
       Shares in lieu of the whole or part of a dividend
       on the shares in accordance with the bye-laws
       of the Company or iii) an issue of shares under
       the Company's share option scheme or any similar
       arrangements for the time being adopted by
       the Company and/or any of its subsidiaries
       for the grant or issue of shares or rights
       to acquire shares of the Company, shall not
       exceed 20% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       [Authority expires earlier of the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is required by the Bye-laws of
       the Company or other applicable laws to be
       held]

5.B    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of the Company on the Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       on any other stock exchange on which the shares
       of the Company may be listed and is recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purpose, during
       the relevant period [as specified], subject
       to and in accordance with all applicable laws,
       and in accordance with the provisions of, and
       in the manner specified in, the Rules Governing
       the Listing of Securities on the Stock Exchange
       or of any stock exchange [as amended from time
       to time], the aggregate nominal amount of the
       shares of the Company which are authorized
       to be repurchased or agreed conditionally or
       unconditionally to be repurchased by the Directors
       of the Company pursuant to the approval in
       this resolution during the relevant period
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       [Authority expires earlier of the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is required by the Bye-laws of
       the Company or other applicable laws to be
       held]

6.     Approve, conditional upon the passing of the              Mgmt          For                            For
       Resolutions 5.A and 5.B, the general mandate
       granted to the Directors of the Company and
       for the time being in force to exercise the
       powers of the Company to allot, issue and deal
       with new shares pursuant to the Resolution
       5.A in this notice of AGM be extended by the
       addition to the aggregate nominal amount of
       the share capital of the Company which may
       be allotted or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant to such general mandate of an amount
       representing the aggregate nominal amount of
       shares repurchased by the Company under the
       authority granted pursuant to the Resolution
       5.B, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       share capital of the Company in issue as at
       the date of passing this resolution

--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932971547
--------------------------------------------------------------------------------------------------------------------------
    Security:  71654V408                                                             Meeting Type:  Special
      Ticker:  PBR                                                                   Meeting Date:  24-Nov-2008
        ISIN:  US71654V4086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE PROTOCOL AND THE JUSTIFICATION            Mgmt          For                            For
       OF INCORPORATION, DATED OCTOBER 2 2008, SIGNED
       BY PETROBRAS, AS THE SURVIVING COMPANY, AND
       BY '17 DE MAIO PARTICIPACOES S.A'., AS THE
       ACQUIRED COMPANY, TOGETHER WITH THE RESPECTIVE
       PERTINENT DOCUMENTS, AND THE APPROVAL OF '17
       DE MAIO PARTICIPACOES S.A.' INCORPORATION OPERATION.

02     APPROVAL OF THE APPOINTMENT OF A SPECIALIZED              Mgmt          For                            For
       COMPANY TO EVALUATE THE ASSETS AND THE APPROVAL
       OF THE RESPECTIVE EVALUATION REPORT, UNDER
       THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.

--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  933032497
--------------------------------------------------------------------------------------------------------------------------
    Security:  71654V408                                                             Meeting Type:  Annual
      Ticker:  PBR                                                                   Meeting Date:  08-Apr-2009
        ISIN:  US71654V4086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      MANAGEMENT REPORT, FINANCIAL STATEMENTS AND               Mgmt          For                            For
       AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR
       2008

II     CAPITAL EXPENDITURE BUDGET FOR THE FISCAL YEAR            Mgmt          For                            For
       2009

III    DISTRIBUTION OF RESULTS FOR THE FISCAL YEAR               Mgmt          For                            For
       2008

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For                            For

V      ELECTION OF CHAIRMAN OF THE BOARD OF DIRECTORS            Mgmt          For                            For

VI     ELECTION OF MEMBERS OF THE AUDIT BOARD AND THEIR          Mgmt          For                            For
       RESPECTIVE SUBSTITUTES

VII    ESTABLISHMENT OF THE COMPENSATION OF MANAGEMENT           Mgmt          For                            For
       AND EFFECTIVE MEMBERS OF THE AUDIT COMMITTEE,
       AS WELL AS THEIR PARTICIPATION IN THE PROFITS
       PURSUANT TO ARTICLES 41 AND 56 OF THE COMPANY'S
       BYLAWS

--------------------------------------------------------------------------------------------------------------------------
 PORTS DESIGN LTD                                                                            Agenda Number:  701928408
--------------------------------------------------------------------------------------------------------------------------
    Security:  G71848124                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  02-Jun-2009
        ISIN:  BMG718481242
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and consider the audited financial statements     Mgmt          For                            For
       and the reports of the Directors of the Company
       ["Directors"] and the Auditors of the Company
       ["Auditors"] for the YE 31 DEC 2008

2.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

3A.1   Re-elect Mr. Han Kiat Edward Tan as a Director            Mgmt          For                            For

3A.2   Re-elect Mr. Kai Tai Alfred Chan as a Director            Mgmt          For                            For

3A.3   Re-elect Mr. Pierre Frank Bourque as a Director           Mgmt          For                            For

3A.4   Re-elect Ms. Julie Ann Enfield as a Director              Mgmt          For                            For

3A.5   Re-elect Mr. Rodney Ray Cone as a Director                Mgmt          For                            For

3A.6   Re-elect Ms. Wei Lynn Valarie Fong as a Director          Mgmt          For                            For

3A.7   Re-elect Ms. Lara Magno Lai as a Director                 Mgmt          For                            For

3.B    Authorize the Board of Directors to fix their             Mgmt          For                            For
       remuneration

4.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to allot, issue and deal with additional shares
       in the capital of the Company [including without
       limitation, by way of right] and to make or
       grant offers, agreements and options which
       would or might require the exercise of such
       power, be and is hereby generally and unconditionally
       approved and after the end of the relevant
       period; approve the aggregate nominal amount
       of share capital allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to an option or otherwise] by the
       Directors, otherwise than pursuant to (i) a
       rights issue [as hereinafter defined] or (ii)
       the exercise of the subscription rights under
       the Share Option Scheme of the Company or (iii)
       an issue of shares as scrip dividends pursuant
       to the Memorandum and Bye-laws of the Company
       from time to time, shall not exceed 20% of
       the aggregate nominal amount of the share capital
       of the Company in issue as at the date of this
       resolution and the said approval shall be limited
       accordingly; [Authority expires earlier at
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the bye-laws of the Company or any applicable
       law of Bermuda to be held]

4.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to repurchase its own securities, subject to
       and in accordance with all applicable laws;
       approve the aggregate nominal amount of securities
       of the Company repurchased by the Company shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of this resolution and the said
       approval be limited accordingly; [Authority
       expires earlier at the conclusion of the next
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is required by the Bye-laws of the Company
       or any applicable law of Bermuda to be held]

4.C    Approve that, subject to the passing of Ordinary          Mgmt          For                            For
       Resolutions Nos. 4A and 4B, the general mandate
       granted to the Directors to issue, allot and
       deal with any shares pursuant to Ordinary Resolution
       No. 4A above, be and is hereby extended by
       the addition to the aggregate nominal amount
       of the share capital of the Company which may
       be allotted or agreed to be allotted by the
       Directors pursuant to such general mandate
       of an amount representing the aggregate nominal
       amount of the shares repurchased by the Company
       since the granting of the said general mandate
       pursuant to the mandate to repurchase securities
       referred to in Ordinary Resolution No. 4B,
       provided that such extended amount shall not
       exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of this resolution

--------------------------------------------------------------------------------------------------------------------------
 POSCO                                                                                       Agenda Number:  701814419
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y70750115                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-Feb-2009
        ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 530862 DUE TO RECIEPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION FOR THIS MEETING. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1.1  Elect Mr. Jang Hee You as an Outside Director             Mgmt          For                            For

3.1.2  Elect Mr. Jun Ho Han as an Outside Director               Mgmt          For                            For

3.1.3  Elect Mr. Young Sun Lee as an Outside Director            Mgmt          For                            For

3.1.4  Elect Mr. Byung Ki Kim as an Outside Director             Mgmt          For                            For

3.1.5  Elect Mr. Chang Hee Lee as an Outside Director            Mgmt          For                            For

3.2    Elect Mr. Chang Hee Lee as the Auditor Committee          Mgmt          For                            For
       Member

3.3.1  Elect Mr. Joon Yang Jung as an Executive Director         Mgmt          For                            For

3.3.2  Elect Mr. Dong Hee Lee as an Executive Director           Mgmt          For                            For

3.3.3  Elect Mr. Nam Suk Heo as an Executive Director            Mgmt          For                            For

3.3.4  Elect Mr. Kil Soo Jung as an Executive Director           Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 PT ASTRA INTL TBK                                                                           Agenda Number:  701951205
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y7117N149                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-May-2009
        ISIN:  ID1000057607
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the financial        Mgmt          For                            For
       statement of the Company for the book year
       2008

2.     Approve to determine the appropriation of the             Mgmt          For                            For
       Company's net profit for the book year 2008

3.     Approve to determine the salary and benefit               Mgmt          For                            For
       for the Board of Directors of the Company as
       well as the honorarium and or benefit for the
       Board of Commissioners of the Company

4.     Appoint the Public Accountant whom will conduct           Mgmt          For                            For
       the audit of the Company's financial statement
       for the book year 2009

--------------------------------------------------------------------------------------------------------------------------
 PT MITRA ADIPERKASA TBK                                                                     Agenda Number:  702010024
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y71299104                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  ID1000099807
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.A    Approve the annual report and financial statement         Mgmt          For                            For
       for the book years 2008

1.B    Approve the profit allocation of the Company              Mgmt          For                            For

2.     Appoint the Public Accountant for the book years          Mgmt          For                            For
       2009

3.     Approve to change the Members of the Board of             Mgmt          For                            For
       Directors and the Commissioners of the Company

--------------------------------------------------------------------------------------------------------------------------
 PT PERUSAHAAN GAS NEGARA (PERSERO) TBK                                                      Agenda Number:  701995776
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y7136Y118                                                             Meeting Type:  MIX
      Ticker:                                                                        Meeting Date:  23-Jun-2009
        ISIN:  ID1000111602
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve the Directors annual report regarding             Mgmt          For                            For
       the Company's condition and activities in book
       year 2008; Report of the Commissioners supervision,
       and partnership and building environment program
       in book year 2008

A.2    Ratify the Company's financial report for book            Mgmt          For                            For
       year 2008; partnership and building Environment
       Program in book year 2008, and grant discharge
       to the Directors and Commissioners [volledig
       acquit decharge] from their Managerial and
       Supervision in book year 2008

A.3    Approve to determine the Company's Profit utilization     Mgmt          For                            For
       and determine dividend for book year 2008

A.4    Approve to determine Salary/Honorarium, benefit,          Mgmt          For                            For
       facility and tantiem for Board of Commissioners
       and Directors

A.5    Appoint the Public Accountant to audit the Company's      Mgmt          For                            For
       financial report in book year 2009

E.1    Amend the Company's Article of Association                Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 PYI CORPORATION LTD                                                                         Agenda Number:  701673825
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7304P105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  05-Sep-2008
        ISIN:  BMG7304P1059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 MAR 2008

2.     Declare and approve the final dividend for the            Mgmt          For                            For
       YE 31 MAR 2008 such final dividend to be satisfied
       in full by the issue of warrants referred to
       in resolution 5(A), as specified

3.A.I  Re-elect Dr. Chow Ming Kuen, Joseph as a Director         Mgmt          For                            For

3.AII  Re-elect Mr. Kwok Shiu Keung, Ernest as a Director        Mgmt          For                            For

3AIII  Re-elect Mr. Leung Po Wing, Bowen Joseph as               Mgmt          For                            For
       a Director

3.B    Approve to fix the Directors' remuneration                Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

5.A.I  Approve, subject to and conditional upon (i)              Mgmt          For                            For
       the final dividend for the year ended 31 MAR
       2008 to be satisfied in full by the issue of
       warrants, as specified; and (ii) upon the listing
       Committee of The Stock Exchange of Hong Kong
       limited granting listing of and permission
       to deal in the Warrants [as specified] and
       new Shares [as specified] which may fall to
       be issued upon the exercise of subscription
       rights attached to the Warrants: i) the creation
       and issue of warrants [Warrants] conferring
       rights on holders thereof to subscribe up to
       HKD 251,398,919 in aggregate [or such other
       amount as may be determined by reference to
       the then total number of issued PYI Shares
       [as specified] as at the Record Date (as defined
       below)] for shares in the Company of HKD 0.10
       each [Shares] at an initial subscription price
       of HKD 1.00 per Share, subject to anti-dilutive
       adjustment, at any time from the date of issue
       [expected to be 26 SEP 2008] to the date immediately
       preceding the date falling on the first anniversary
       of the date of issue of the Warrants [expected
       to be 25 SEP 2009] both days inclusive [or
       such other date provided in the instrument
       constituting the Warrants [Warrant Instrument]
       [a final draft of which is tabled to this meeting
       and marked A for the purpose of identification]
       upon the terms and conditions of the Warrant
       Instrument to be executed by way of deed poll
       by the Company in the proportion of 1 Warrant
       for every 6 Shares to holders of Shares [PYI
       Shareholders] whose names appear on the register
       of members of the Company at the close of business
       on 18 SEP 2008 [or such other date as may be
       determined by the Board of Directors of the
       Company] [Record Date] other than those Shareholders
       whose addresses at the close of business on
       the Record Date are outside Hong Kong [Overseas
       Shareholders] and who are excluded from entitling
       the Warrants for the reason that the Board,
       upon making enquiry consider such exclusion
       to be necessary or expedient on account either
       of the legal restrictions under the laws of
       the relevant places or the requirements of
       the relevant regulatory body or stock exchange
       in those places [Excluded Shareholders] and
       such other terms and conditions as may be determined
       by the Directors of the Company [Directors]
       provided that (i) fractional entitlements to
       the Warrants be aggregated and sold [if a net
       premium in excess of all expenses could be
       obtained] for the benefit of the Company; and
       (ii) no Warrants shall be offered to Excluded
       Shareholders and the Warrants which would otherwise
       have been offered to them shall be sold if
       a net premium in excess of all expenses of
       sale is obtained and to the extent that such
       Warrants can be sold, the net proceeds of such
       sale [after deducting the expenses of sale,
       if any] be distributed to the Excluded Shareholders
       pro rata to their holding of Shares at the
       close of business on the Record Date provided
       further that individual amounts of HKD 100
       or less shall be retained for the benefit of
       the Company]
5.AII  Authorize the Directors to (i) issue and allot            Mgmt          For                            For
       the Warrants; (ii) issue and allot to holders
       of the Warrants upon the due exercise of subscription
       rights attached to the Warrants the appropriate
       number of new Shares; and (iii) to do all such
       acts and things as they may, in their absolute
       discretion, consider necessary, desirable or
       expedient to effect, implement and complete
       any or all other transactions contemplated
       in this resolution

5.B    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options [including warrants,
       bonds and debentures convertible into shares
       of the Company] which would or might require
       the exercise of such powers, subject to and
       in accordance with all applicable Laws and
       the Bye-Laws of the Company during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the share capital
       of the Company; otherwise than pursuant to
       a rights issue [as hereinafter defined] or
       an issue of shares of the Company under the
       Share Option Scheme of the Company or an issue
       of shares upon exercise of subscription rights
       attached to warrants which may be issued by
       the Company or an issue of shares of the Company
       by way of any scrip dividend pursuant to Bye-Laws
       of the Company from time to time ; [Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       meeting is required by the Company's Bye-Laws
       or any applicable Laws of Bermuda to be held]

5.C    Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       issued shares of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited [the Stock Exchange] or any other stock
       exchange on which the securities of the Company
       may be listed and recognized by the Securities
       and Futures Commission and the Stock Exchange
       for this purpose, subject to and in accordance
       with all applicable Laws and the requirements
       of the Rules Governing the Listing of Securities
       on the Stock Exchange or any other stock exchange
       as amended from time to time, not exceeding
       10% of the aggregate nominal amount of the
       share capital of the Company; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the meeting is
       required by the Company's Bye-laws or any applicable
       Laws of Bermuda to be held]

5.D    Approve, conditional upon the Resolutions 5B              Mgmt          For                            For
       and 5C, the aggregate nominal amount of the
       issued shares in the capital of the Company
       which are repurchased by the Company under
       the authority granted to the Directors of the
       Company pursuant to and in accordance with
       the said Resolution 5C to add the aggregate
       nominal amount of the share capital that may
       be allotted, issued or dealt with or agreed
       conditionally or unconditionally to be allotted,
       issued and dealt with by the directors of the
       Company pursuant to and in accordance with
       the Resolution 5B

5.E    Approve, subject to and conditional upon the              Mgmt          For                            For
       Listing Committee of The Stock Exchange of
       Hong Kong Limited granting listing of and permission
       to deal in the shares of HKD 0.10 each in the
       capital of the Company [10% of the shares of
       the Company] which may be issued pursuant to
       the exercise of options granted under the Company's
       share option scheme adopted on 27 AUG 2002
       [the Scheme], the refreshment of the scheme
       limit in respect of the grant of options to
       subscribe for ordinary shares in the Company
       under the Scheme, provided that the total number
       of ordinary shares which may be allotted or
       issued pursuant to the grant or exercise of
       options under the Scheme [excluding options
       previously granted, outstanding, cancelled,
       lapsed or exercised under the Scheme], not
       exceeding 10% of the issued shares of the Company
       [the Refreshed Mandate Limit]; and authorize
       the Directors of the Company to grant options
       under the scheme up to the Refreshed Mandate
       Limit, to allot, issue and deal with ordinary
       shares of the Company pursuant to the exercise
       of such options and to do such acts and execute
       such documents for or incidental to such purpose

5.F    Approve the refreshment of the scheme limit               Mgmt          For                            For
       on grant of options under the share option
       scheme adopted by Paul Y. Engineering Group
       Limited [Paul Y. Engineering, the Company's
       subsidiary] on 07 SEP 2005 up to 10% of the
       shares of Paul Y. Engineering for approving
       such refreshing by the shareholders of Paul
       Y. Engineering

       Transact any other business                               Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 PYI CORPORATION LTD                                                                         Agenda Number:  701971106
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7304P113                                                             Meeting Type:  SGM
      Ticker:                                                                        Meeting Date:  09-Jun-2009
        ISIN:  BMG7304P1133
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from HKD 300,000,000 to HKD
       1,000,000,000 by the creation of an additional
       7,000,000,000 new shares of HKD0.10 each in
       the capital of the Company and that all such
       new shares shall rank pari passu in all respects
       with the existing shares of HKD 0.10 each in
       the capital of the Company [the "Shares"] [the
       "Capital Increase"]; and authorize [b] any
       1 Directors of the Company on behalf of the
       Company to execute all such documents, instruments
       and agreements and to do all such acts or things
       deemed by him to be incidental to, ancillary
       to or in connection with the matters contemplated
       in and for giving effect to the Capital Increase

2.     Approve, that subject to and conditional upon             Mgmt          For                            For
       [i] the passing of the ordinary Resolution
       1 as set out above in this notice, [ii] the
       Listing Committee of The Stock Exchange of
       Hong Kong Limited granting or agreeing to grant
       the listing of, and permission to deal in the
       Rights Shares [as specified below] [in their
       nil-paid and fully-paid forms] and not having
       withdrawn or revoked such listing and permission,
       [iii] the filing of all documents relating
       to the Rights Issue [as specified below] required
       to be filed with the Registrars of Companies
       in Bermuda in accordance with the Companies
       Act 1981 of Bermuda [as amended] and with the
       Registrar of Companies in Hong Kong in accordance
       with the Companies Ordinance in Hong Kong,
       [iv] the underwriting agreement dated 29 APR
       2009 [the "Underwriting Agreement" made between
       the Company and BOCI Asia Limited ["BOCI"],
       where BOCI is the underwriter, a copy of which
       marked "A" is produced to the meeting and signed
       for the purpose of identification by the Chairman
       of the meeting] becoming unconditional and
       not being rescinded or terminated in accordance
       with its terms: [a] the Underwriting Agreement
       and the transactions contemplated there under
       [including but not limited to the underwriting
       of the Rights Shares [as specified below] not
       validly applied for by the shareholders of
       the Company [the "Shareholders"] by BOCI] be
       and are hereby approved, confirmed and ratified;
       [b] the issue of not less than 3,016,787,034
       and not more than 3,574,897,922 Shares ["Rights
       Shares"] of HKD 0.10 each in the share capital
       of the Company by way of rights issue ["Rights
       Issue"] at the subscription price of HKD 0.12
       per Rights Share to the Shareholders whose
       names appear on the register of members of
       the Company on the Record Date [as specified
       in the Circular of the Company dated 22 MAY
       2009 ["Circular", a copy of which has been
       produced to the meeting marked "B" and signed
       by the Chairman of the meeting for the purpose
       of identification]] excluding those Shareholders
       whose registered addresses as shown on such
       register are outside Hong Kong on the record
       date and to whom the Directors of the Company
       ["Directors"], after making enquiries, on account
       either of legal restrictions under the laws
       of the relevant place or the requirements of
       the relevant regulatory body or Stock Exchange
       of that place, consider it necessary or expedient
       not to offer the Rights Shares, in the proportion
       of two Rights Shares for each existing Share
       so held on the record date, on and subject
       to the terms and conditions set out in the
       Circular and on such other terms and conditions
       as may be determined by the Directors be and
       is hereby approved; and [c] the Directors be
       and are hereby authorized to allot and issue
       the Rights Shares [in their nil paid or fully
       paid forms] and to do all such acts and things,
       to sign and execute all such further documents
       and to take such steps as the Directors may
       in their absolute discretion consider necessary,
       appropriate, desirable or expedient to give
       effect to or in connection with the Rights
       Issue

--------------------------------------------------------------------------------------------------------------------------
 PYI CORPORATION LTD                                                                         Agenda Number:  701968945
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7304P105                                                             Meeting Type:  SGM
      Ticker:                                                                        Meeting Date:  09-Jun-2009
        ISIN:  BMG7304P1059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from HKD 300,000,000 to HKD
       1,000,000,000 by the creation of an additional
       7,000,000,000 new shares of HKD 0.10 each in
       the capital of the Company and that all such
       new shares shall rank pari passu in all respects
       with the existing shares of HKD 0.10 each in
       the capital of the Company [the Shares] [the
       Capital Increase], and authorize any 1 of the
       Directors of the Company for and on behalf
       of the Company to execute all such documents,
       instruments and agreements and to do all such
       acts or things deemed by him to be incidental
       to, ancillary to or in connection with the
       matters contemplated in and for giving effect
       to the Capital Increase

2.     Approve, subject to the passing of the Resolution         Mgmt          For                            For
       1, the Listing Committee of The Stock Exchange
       of Hong Kong Limited granting or agreeing to
       grant the listing of, and permission to deal
       in the Rights Shares [as specified] [in their
       nil-paid and fully-paid forms] and not having
       withdrawn or revoked such listing and permission,
       the filing of all documents relating to the
       Rights Issue [as specified] required to be
       filed with the Registrars of Companies in Bermuda
       in accordance with the Companies Act 1981 of
       Bermuda [as amended] and with the Registrar
       of Companies in Hong Kong in accordance with
       the Companies Ordinance in Hong Kong, the underwriting
       agreement dated 29 APR 2009 [the Underwriting
       Agreement made between the Company and BOCI
       Asia Limited [BOCI], where BOCI is the underwriter,
       as specified] becoming unconditional and not
       being rescinded or terminated in accordance
       with its terms: the Underwriting Agreement
       and the transactions contemplated thereunder
       [including but not limited to the underwriting
       of the Rights Shares [as specified] not validly
       applied for by the shareholders of the Company
       [the Shareholders] by BOCI]; and the issue
       of not less than 3,016,787,034 and not more
       than 3,574,897,922 Shares [Rights Shares] of
       HKD 0.10 each in the share capital of the Company
       by way of rights issue [Rights Issue] at the
       subscription price of HKD 0.12 per Rights Share
       to the Shareholders whose names appear on the
       register of members of the Company on the Record
       Date [as specified] excluding those Shareholders
       whose registered addresses as shown on such
       register are outside Hong Kong on the Record
       Date and to whom the Directors of the Company
       [Directors], after making enquiries, on account
       either of legal restrictions under the laws
       of the relevant place or the requirements of
       the relevant regulatory body or stock exchange
       of that place, consider it necessary or expedient
       not to offer the Rights Shares, in the proportion
       of 2 Rights Shares for each existing Share
       so held on the Record Date, on and subject
       to the terms and conditions as specified and
       on such other terms and conditions as may be
       determined by the Directors; and authorize
       the Directors to allot and issue the Rights
       Shares [in their nil paid or fully paid forms]
       and to do all such acts and things, to sign
       and execute all such further documents and
       to take such steps as the Directors may in
       their absolute discretion consider necessary,
       appropriate, desirable or expedient to give
       effect to or in connection with the Rights
       Issue

--------------------------------------------------------------------------------------------------------------------------
 QIN JIA YUAN MEDIA SERVICES CO LTD                                                          Agenda Number:  701787559
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7304D102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  22-Jan-2009
        ISIN:  KYG7304D1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive the audited consolidated financial statements     Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 30 SEP 2008

2.A.i  Re-elect Mr. Tsiang Hoi Fong as a Director,               Mgmt          For                            For
       who retires

2.Aii  Re-elect Mr. Pfitzner Kym Richard as a Director,          Mgmt          For                            For
       who retires

2Aiii  Re-elect Ms. Lee Kwei-Fen as a Director, who              Mgmt          For                            For
       retires

2.Aiv  Re-elect Mr. Hung Hak Hip as a Director, who              Mgmt          For                            For
       retires

2.A.v  Re-elect Mr. Liu Yuk Chi, David as a Director,            Mgmt          For                            For
       who retires

2.Avi  Re-elect Mr. Flynn Douglas Ronald as a Director,          Mgmt          For                            For
       who retires

2Avii  Re-elect Ms. Ho Chiu King, Pansy Catilina as              Mgmt          For                            For
       a Director, who retires

2.B    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of Directors

3.     Re-appoint KPMG as the Auditors and authorize             Mgmt          For                            For
       the Board of Directors to fix their remuneration

4.     Approve, subject to and conditional upon the              Mgmt          For                            For
       Listing Committee of The Stock Exchange of
       Hong Kong Limited granting and agreeing to
       grant listing of and permission to deal in
       the Bonus Shares [as specified]: upon the recommendation
       of the Directors of the Company, a sum of USD
       621,818.93 being part of the amount standing
       to the credit of share premium account of the
       Company, or such larger sum as may be necessary
       to give effect to the bonus issue of shares
       pursuant to this resolution be capitalized,
       and accordingly authorize the Directors of
       the Company and directed to apply such sum
       in paying up in full at par not less than 62,181,893
       unissued shares [Bonus Shares] of USD 0.01
       each in the capital of the Company, and that
       such Bonus Shares shall be allotted and distributed,
       credited as fully paid up, to and amongst those
       shareholders whose names appear on the register
       of members of the Company on 22 JAN 2009 [the
       Record Date] on the basis of one Bonus Share
       for every 10 existing issued shares of USD
       0.01 each in the capital of the Company held
       by them respectively on the Record Date; the
       shares to be issued pursuant to this resolution
       shall, subject to the Memorandum and Articles
       of Association of the Company, rank pari passu
       in all respects with the shares of USD 0.01
       each in the capital of the Company in issue
       on the Record Date, except that they will not
       rank for the bonus issue of shares mentioned
       in this resolution; and to do all acts and
       things as any be necessary and expedient in
       connection with the allotment and issue of
       the Bonus Shares, including, but not limited
       to, determining the amount to be capitalized
       out of share premium account and the number
       of Bonus Shares to be allotted and distributed
       in the manner referred to in this resolution
5.     Authorize the Directors of the Company during             Mgmt          For                            For
       the Relevant Period of all the powers of the
       Company to repurchase shares of USD 0.01 each
       in the capital of the Company on The Stock
       Exchange of Hong Kong Limited [the Stock Exchange]
       or on any other stock exchange on which the
       securities of the Company may be listed and
       recognized by the securities and Futures Commission
       of Hong Kong and the Stock Exchange for this
       purpose, subject to and in accordance with
       all applicable laws and the requirements of
       the Rules Governing the listing of securities
       on the Stock Exchange or of any other stock
       exchange as amended from time to time; the
       aggregate nominal amount of shares of the Company
       which the Directors of the Company are authorized
       to repurchase pursuant to the approval in this
       resolution shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of this resolution
       [as enlarged by the bonus issue of shares to
       be approved under the Resolution 4 of the notice
       convening this meeting] and the said approval
       shall be limited accordingly; [Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is required by law to be held]

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares of USD
       0.01 each in the capital of the Company and
       to make or grant offers, agreements and options
       [including bonds, warrants and debentures convertible
       into shares of the Company] during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company, otherwise than pursuant
       to: i) a rights issue [as specified]; or ii)
       the exercise of any option scheme or similar
       arrangement; or iii) the exercise of subscription
       or conversion rights attached to any warrants
       or securities which are convertible into shares
       of the Company; or iv) any scrip dividends
       pursuant to the Articles of Association of
       the Company; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       law to be held]

7.     Approve, subject to the passing of Resolutions            Mgmt          Against                        Against
       5 and 6, to extend the general mandate granted
       to the Directors of the Company to allot, issue
       and deal with additional shares pursuant to
       Resolution 6, by the addition thereto of an
       amount representing the aggregate nominal amount
       of the shares in the capital of the Company
       repurchased by the Company under the authority
       granted pursuant to Resolution 5, provided
       that such amount of shares does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution [as enlarged
       by the bonus issue of shares to be approved
       under the Resolution 4 of the notice convening
       this meeting]

--------------------------------------------------------------------------------------------------------------------------
 QIN JIA YUAN MEDIA SERVICES CO LTD                                                          Agenda Number:  701843876
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7304D102                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  30-Mar-2009
        ISIN:  KYG7304D1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 AND 2. THANK YOU.

1.     Ratify and approve the Supplemental Agreement             Mgmt          For                            For
       [the Second Supplemental Service Agreement]
       dated 19 FEB 2009 entered into between [Qin
       Jia Yuan Marketing (Shenzhen) Limited] and
       Mr. Tsiang Hoi Fong in supplemental to the
       Service Agreement dated 01 OCT 2003 as supplemented
       by the Supplemental Service Agreement dated
       01 JAN 2007 [as specified]

2.     Ratify and approve the letter of appointment              Mgmt          For                            For
       [the Letter of Appointment] dated 19 FEB 2009
       entered into between the Company and Mr. Liu
       Yuk Chi, David [Mr. Liu] [as specified] and
       authorize the Directors of the Company to issue
       and allot 3,500,000 shares of USD 0.01 each
       in the capital of the Company to Mr. Liu credited
       as fully paid at par in accordance with the
       terms of the letter of appointment

--------------------------------------------------------------------------------------------------------------------------
 QUEENCO LEISURE INTERNATIONAL LTD.                                                          Agenda Number:  933073241
--------------------------------------------------------------------------------------------------------------------------
    Security:  74824B203                                                             Meeting Type:  Annual
      Ticker:  QLILJ                                                                 Meeting Date:  26-May-2009
        ISIN:  US74824B2034
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     TO APPROVE APPOINTMENT OF THE FOLLOWING PERSON            Mgmt          For                            For
       AS MEMBER OF THE BOARD OF DIRECTORS: YIGAL
       ZILKHA

1B     TO APPROVE APPOINTMENT OF THE FOLLOWING PERSON            Mgmt          For                            For
       AS MEMBER OF THE BOARD OF DIRECTORS: EFFY ABOUDY

1C     TO APPROVE APPOINTMENT OF THE FOLLOWING PERSON            Mgmt          For                            For
       AS MEMBER OF THE BOARD OF DIRECTORS: RON BEERY

1D     TO APPROVE APPOINTMENT OF THE FOLLOWING PERSON            Mgmt          For                            For
       AS MEMBER OF THE BOARD OF DIRECTORS: YITCHAK
       SHWARTZ

1E     TO APPROVE APPOINTMENT OF MR. YICHIEL GUTMAN              Mgmt          For                            For
       AS STATUTORY EXTERNAL DIRECTOR.

02     RE-APPOINTMENT OF BRIGHTMAN ALMAGOR ZOHAR, A              Mgmt          For                            For
       MEMBER OF DELOITTE TOUCHE TOHMATSU, AS INDEPENDENT
       AUDITORS.

3A     ISSUANCE BY THE COMPANY OF AN INDEMNIFICATION             Mgmt          For                            For
       AND EXEMPTION UNDERTAKING TO EACH OF THE CURRENT
       AND FUTURE DIRECTORS.

3B     PLEASE INDICATE WHETHER YOU HAVE A PERSONAL               Mgmt          Abstain                        *
       INTEREST IN THIS RESOLUTION AS IT RELATES TO
       MR. YIGAL ZILKHA, THE CONTROL SHAREHOLDER OF
       THE COMPANY.

4A     TO APPROVE REIMBURSEMENT OF MR. ZILKHA OF RENTAL          Mgmt          For                            For
       EXPENSES IN AN ANNUAL AMOUNT OF EURO 55,000.

4B     PLEASE INDICATE WHETHER YOU HAVE A PERSONAL               Mgmt          Abstain                        *
       INTEREST IN RESOLUTION 4A AS IT RELATES TO
       MR. YIGAL ZILKHA, THE CONTROL SHAREHOLDER OF
       THE COMPANY.

--------------------------------------------------------------------------------------------------------------------------
 RELIANCE CAP LTD                                                                            Agenda Number:  701683460
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y72561114                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  16-Sep-2008
        ISIN:  INE013A01015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited balance sheet as at 31 MAR              Mgmt          For                            For
       2008, profit and loss account for the YE on
       that date and the reports of the Board of Directors
       and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Shri Amitabh Jhunjhunwala as a Director,       Mgmt          For                            For
       who retires by rotation

4.     Appoint M/s Chaturvedi and Shah, Chartered Accountants,   Mgmt          For                            For
       and M/s BSR and Company, Chartered Accountants,
       as the Auditors of the Company, to hold office
       from the conclusion of this AGM until the conclusion
       of the next AGM of the Company on such remuneration
       as may be fixed by the Board of Directors

5.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       which the Board may constitute to exercise
       its powers, including the powers conferred
       by this Resolution] in accordance with Section
       293 (1)(d) of the Companies Act, 1956 [including
       any statutory modification or re-enactment
       thereof for the time being in force] and the
       Article of Association of the Company, to borrow
       any sum of money, from time to time, at their
       discretion, for the purpose of the business
       of the Company, which together with the monies
       already borrowed by the Company [apart from
       temporary obtained from the Company's Bankers
       in the ordinary course of business] may exceed
       at any time, the aggregate of the paid up capital
       of the Company and its free reserves [that
       is to say reserves not set apart for any specific
       purpose] by a sum not exceeding 5 times of
       the then paid up capital of the Company and
       its free reserves and the Board to arrange
       or fix the terms and conditions of all such
       monies to be borrowed from time to time as
       to interest, repayment, security or otherwise
       as they may think fit

6.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       in accordance with the provisions of Section
       293 (1)(e) and all other provisions of the
       Companies Act , 1956 [including any statutory
       modification or re-enactment thereof for the
       time being in force] and other applicable provision,
       [hereinafter referred to as the Board which
       term shall be deemed to include any Committee
       which the Board may constitute to exercise
       its powers, including the powers conferred
       by this Resolution] to contribute to any institute,
       body, trust, society, Association of Person,
       Funds for any charitable or other purpose,
       not directly relating to the business of the
       Company or the welfare of the Employees, any
       amount the aggregate of which will, in any
       FY, shall not exceed INR 100 crore or 5% of
       the Company's average net profit as determined
       in accordance with the provisions of Section
       349 and 350 of the Companies Act, 1956 during
       the 3 FY immediately preceding, whichever is
       grater

--------------------------------------------------------------------------------------------------------------------------
 REXCAPITAL FINANCIAL HOLDINGS LTD                                                           Agenda Number:  701795633
--------------------------------------------------------------------------------------------------------------------------
    Security:  G75549124                                                             Meeting Type:  SGM
      Ticker:                                                                        Meeting Date:  30-Jan-2009
        ISIN:  BMG755491245
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       NUMBER 1. THANK YOU.

S.1    Approve to change the name of the Company, subject        Mgmt          For                            For
       to the registrar of the Companies in Bermuda,
       to REXLot Holdings Limited and adopt the Chinese
       name as the secondary name of the Company;
       and authorize the Directors of the Company
       generally to do all such acts and things and
       sign or execute all such documents or make
       such arrangements as they may in their absolute
       discretion, consider necessary or expedient
       to effect and implement the change of name
       and the adoption of secondary name

--------------------------------------------------------------------------------------------------------------------------
 REXLOT HOLDINGS LTD                                                                         Agenda Number:  701935023
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7541U107                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-May-2009
        ISIN:  BMG7541U1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       thereon for the YE 31 DEC 2008

2.a    Re-elect Mr. Boo Chun Lon as a Director                   Mgmt          For                            For

2.b    Re-elect Mr. Lee Ka Lun as a Director                     Mgmt          For                            For

3.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of Directors

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

5.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the relevant period
       [as specified] of all the powers of the Company
       to repurchase shares of HKD 0.01 each in the
       share capital of the Company on The Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       any other stock exchange on which the securities
       of the Company may be listed and which is recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purpose, subject
       to and in accordance with all applicable laws
       and the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or of any other stock exchange as amended from
       time to time, the aggregate nominal amount
       of shares to be repurchased by the Company
       pursuant to the approval in this resolution
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of passing of this
       resolution, and the said approval shall be
       limited accordingly; [Authority expires the
       earlier at the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by any applicable laws or the Company's
       bye-laws to be held]

6.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the relevant period
       [as specified] of all the powers of the Company
       to allot, issue or otherwise deal with additional
       shares in the share capital of the Company
       and to make or grant offers, agreements and
       options which might require the exercise of
       such powers, the aggregate nominal amount of
       share capital allotted or agreed conditionally
       or unconditionally to be allotted [whether
       pursuant to an option or otherwise] by the
       Directors of the Company pursuant to the approval
       of this Resolution, otherwise than by way of
       (i) a Rights Issue [as specified]; or (ii)
       the exercise of rights of subscription or conversion
       attaching to any warrants issued by the Company
       or any securities which are convertible into
       shares of the Company; or (iii) the exercise
       of any option granted under any share option
       scheme or similar arrangement for the time
       being adopted for the grant or issue to officers
       and/or employees of the Company and/or any
       of its subsidiaries of options to subscribe
       for or rights to acquire shares of the Company;
       or (iv) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Company's
       bye-laws shall not exceed the aggregate of
       20% of the aggregate nominal amount of the
       share capital of the Company in issue as at
       the date of passing of this resolution plus
       and [if the Directors of the Company are so
       authorized by a separate ordinary resolution
       of the shareholders of the Company] the nominal
       amount of any share capital of the Company
       repurchased by the Company subsequent to the
       passing of this resolution, and the said approval
       shall be limited accordingly ; [Authority expires
       the earlier at the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by any applicable laws or the Company's
       bye-laws to be held]

7.     Approve, conditional upon Resolutions 5 and               Mgmt          For                            For
       6 being passed, the aggregate nominal amount
       of shares in the capital of the Company which
       are repurchased by the Company under the authority
       granted to the Directors of the Company as
       mentioned in Resolution 5 shall be added to
       the aggregate nominal amount of share capital
       that may be allotted or agreed conditionally
       or unconditionally to be allotted by the Directors
       of the Company pursuant to Resolution 6

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 RODOBENS NEGOCIOS IMOBILIARIOS SA                                                           Agenda Number:  701877283
--------------------------------------------------------------------------------------------------------------------------
    Security:  P81424106                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  15-Apr-2009
        ISIN:  BRRDNIACNOR9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

       "PLEASE NOTE THAT VOTES 'IN FAVOR' AND 'AGAINST"          Non-Voting
       IN THE SAME AGENDA ITEM ARE NOT ALLOWED. ONLY
       VOTES IN FAVOR AND/OR ABSTAIN OR AGAINST AND/
       OR ABSTAIN ARE ALLOWED. THANK YOU."

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF INSTRUCTIONS
       TO VOTE ON THIS ITEM IS RECEIVED WITHOUT A
       CANDIDATE'S NAME, YOUR VOTE WILL BE PROCESSED
       IN FAVOR OR AGAINST OF THE DEFAULT COMPANY'S
       CANDIDATE. THANK YOU.

I.     Approve the vote on the Administrations report,           Mgmt          For                            For
       the financial statements and the accounting
       statements accompanied by the Independent Auditors
       report regarding FYE on 31 DEC 2008

II.    Approve, the proposal for the capital budget              Mgmt          For                            For
       for the year 2009, well as about the proposal
       of the Board of Directors for the allocation
       of the net profits and the distribution of
       dividends from the 2008 FY

III.   Approve to set the global remuneration of the             Mgmt          For                            For
       Board of Directors for the FY 2009

--------------------------------------------------------------------------------------------------------------------------
 ROLTA INDIA LTD                                                                             Agenda Number:  701950710
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y7324A112                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  08-Jun-2009
        ISIN:  INE293A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 569170 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       expression shall be deemed to include the Compensation
       Committee of the Board of Directors, to exercise
       its powers including the powers conferred by
       this Resolution], pursuant to the provisions
       of Section 81[1A] and subject to other provisions
       of the Companies Act, 1956 [the Act] as applicable,
       the provisions contained in the Securities
       and Exchange Board of India [Employees Stock
       Option Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999 [the Guidelines] [including
       any statutory modification[s] or re-enactment
       of the Act or the Guidelines, for the time
       being in force], the Articles of Associations
       of the Company as amended from time to time,
       such approvals, consents and other permissions
       of the appropriate authorities as may be required
       and subject to such conditions and modifications
       as may be prescribed in granting such approvals,
       consents and permissions which may be agreed
       to by the Board of Directors of the Company,
       to amend alter or modify terms and conditions
       of the ESOP-2007 Scheme form time to time and
       to insert/modify the following clause[s] under
       the said scheme of the Company as specified;
       approve the new Equity shares be issued and
       allotted by the Company to or for the benefit
       of such person[s] as may be in the employment
       of the Company and subsidiary[ies] [including
       sub-subsidiaries] thereof, whether shareholders
       of the Company or not, at such price and other
       terms and conditions as the Board may in their
       absolute discretion think fit, or to any trust,
       society or any entity or any combination thereof,
       created for the benefit of such persons(s)
       at any time under a scheme titled Rolta Employee
       Stock Option Plan [hereinafter referred to
       as the ESOP or Schemes or Plan] such number
       of Equity Shares Debentures, secured or unsecured,
       with or without detachable options or any combination
       thereof, of such description [hereinafter referred
       to as Securities] as may be permissible under
       the Articles of Association , in one or more
       branches on such terms and conditions including
       the issue price as may be determined by the
       Board in accordance with the applicable Guidelines
       issued by SEBI form time to time New Equity
       Shares to be issued and allotted by the Company
       in the manner aforesaid shall be entitled for
       dividend on the amount paid-up on the new Equity
       Shares and shall rank pari-passu in all respects
       with the then existing Equity Shares of the
       Company; the terms and conditions of the issue
       of such securities form time to time with regard
       to dividend and/ or pari passu nature of such
       securities in accordance with the Articles
       of Association of the Company; in case of any
       Corporate action[s] such as bonus issues, if
       any additional shares are issued by the Company
       to the Options Grantees for the purpose of
       a fair and reasonable adjustment to the options
       granted earlier, the ceiling of 15,00,000 equity
       shares approved by the shareholders at its
       AGM held on 28 NOV 2006 shall be deemed to
       be increased to the extent of such additional
       equity shares issued and in case the equity
       shares of the Company are either sub-divided
       or consolidated or in case of bonus shares
       issue, then the number of shares to be allotted
       and the price of acquisition payable by the
       option grantee under the Scheme shall automatically
       stand augmented or reduced, as the case may
       be, in the same proportion as the present value
       of INR 10 equity shares bears to revised value
       of the shares after such bonus, sub-division
       or consolidation, without affecting any of
       the rights or obligations of the said allotees;
       authorize the Board for the purpose of giving
       effect to all or any of the foregoing, inter
       alia to evolve, decide upon and bring into
       effect the Scheme and make and give effect
       to any modification, changes, variations, alterations
       or revisions in the said scheme form time to
       time, or to suspend, withdraw or revive the
       scheme form time to time as may be specified
       by any statutory authority or person or body
       of persons or as the Board may suomota decide
       tin its absolute discretion and to do all such
       acts, deeds, matters and things whatsoever,
       including settling any questions doubts or
       difficulty that may arise with regard to or
       in relation to the scheme in its absolute discretion
       consider necessary expedient or proper in or
       about the premises; to take necessary steps
       for listing of the securities/shares allotted
       under the Scheme, on the stock exchanges were
       the Company's shares are listed as per terms
       and conditions of the Listing Agreement with
       the concerned stock exchanges and other applicable
       guidelines, rules and regulations and do all
       other acts and things including intimating
       the Registrar of Companies, Mumbai or other
       authority as may be required in order to give
       this resolution

S.2    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       expression shall be deemed to include the Compensation
       Committee of the Board of Directors, to exercise
       its powers including the powers conferred by
       this resolution], pursuant to the provisions
       of section 81[1A] and subject to the other
       provisions of the Companies Act, 1956 [the
       Act] as applicable , the provisions contained
       in the Securities and Exchange Board of India
       [Employee Stock Option Scheme and Employee
       Stock Purchase Scheme] Guidelines, 1999 [the
       Guidelines] [including any statutory modifications
       or reenactment of the Act or the Guidelines,
       for the time being in force], the Articles
       of Association of the Company as amended form
       time to time, such approvals, consents and
       other permission of the appropriate authorities
       as may be required and subject to such conditions
       and modifications as may be prescribed in granting
       such approvals, consents and permissions which
       may be agreed to by the Board of Directors
       of the Company, to amend alter or modify terms
       and conditions of the ESOP-2008 Scheme form
       time to time and to insert/modify the following
       clauses under the said scheme of the Company
       as specified new equity shares be issued and
       allotted by the Company to or for the benefit
       of such persons as may be in the employment
       of the Company and subsidiary[ies] [including
       sub-subsidiary[ies]] of Rolta India Limited
       and shall include working Directors others
       than promoter Directors, whether in India or
       abroad, of subsidiary[ies] [including sub-subsidiaries]
       thereof, whether shareholders of the Company
       or not at such price and other terms and conditions
       as the Board may in their absolute direction
       think fit, or to any trust society or any entity
       or any combination thereof, created for the
       benefit of such persons at any time under a
       scheme titled Rolta Employee Stock Option Plan
       [hereinafter referred to as the 'ESOP' or Scheme
       or 'Plan'] such number of equity shares, debentures,
       secured or unsecured with or without detachable
       options or any combination thereof, of such
       description [hereinafter referred to as Securities]
       as may be permissible under the Articles of
       Association, in one or more tranches on such
       terms and conditions including the issue price
       as may be determined by the Board in accordance
       with applicable Guidelines issued by SEBI from
       time to time; approve the new equity shares
       to be issued and allotted by the Company in
       the manner aforesaid shall be entitled for
       dividend on the amount paid-up on the new Equity
       Shares and shall rank pari-passu in all respects
       with the then existing equity shares of the
       Company the terms and conditions of the issue
       of such securities form time to time with regard
       to dividend and/ or pari passu nature of such
       securities in accordance with the Articles
       of Association of the Company; in case of any
       Corporate action(s) such as bonus issues, if
       any additional shares are issued by the Company
       to the Options Grantees for the purpose of
       a fair and reasonable adjustment to the options
       granted earlier, the ceiling of 24,00,000 equity
       shares approved by the shareholders at its
       AGM held on 16 NOV 2007 shall be deemed to
       be increased to the extent of such additional
       equity shares issued and in case the equity
       shares of the Company are either sub-divided
       or consolidated or in case of bonus shares
       issue, then the number of shares to be allotted
       and the price of acquisition payable by the
       option grantee under the Scheme shall automatically
       stand augmented or reduced, as the case may
       be, in the same proportion as the present value
       of INR 10 equity shares bears to revised value
       of the shares after such bonus, sub-division
       or consolidation, without affecting any of
       the rights or obligations of the said allottees;
       authorize the Board for the purpose of giving
       effect to all or any of the foregoing, inter
       alia to evolve, decide upon and bring into
       effect the scheme and make and give effect
       to any modification, changes, variations, alterations
       or revisions in the said Scheme form time to
       time, or to suspend, withdraw or revive the
       scheme form time to time as may be specified
       by any statutory authority or person or body
       of persons or as the Board may suomota decide
       tin its absolute discretion and to do all such
       acts, deeds , matters and things whatsoever,
       including settling any questions doubts or
       difficulty that may arise with regard to or
       in relation to the Scheme in its absolute discretion
       consider necessary expedient or proper in or
       about the premises; to take necessary steps
       for listing of the securities/shares allotted
       under the Scheme, on the stock exchanges were
       the Company's shares are listed as per terms
       and conditions of the Listing Agreement with
       the concerned stock exchanges and other applicable
       guidelines, rules and regulations and do all
       other acts and things including intimating
       the Registrar of Companies, Mumbai or other
       authority as may be required in order to give
       this resolution

S.3    Authorize the Board of Directors of the Company           Mgmt          For                            For
       [hereinafter referred to as the Board which
       expression shall be deemed to include the Compensation
       Committee of the Board of Directors, to exercise
       its powers including the powers conferred by
       this Resolution], pursuant to the provisions
       of section 81[1A] and subject to other provisions
       of the Companies Act, 1956 [the Act] as applicable,
       the provisions contained in the Securities
       and Exchange Board of India [Employees Stock
       Option Scheme and Employee Stock Purchase Scheme]
       Guidelines, 1999 [the Guidelines] [including
       any statutory modification[s] or re-enactment
       of the Act or the Guidelines, for the time
       being in force], the Articles of Associations
       of the Company as amended from time to time,
       such approvals, consents and other permissions
       of the appropriate authorities as may be required
       and subject to such conditions and modifications
       as may be prescribed in granting such approvals,
       consents and permissions which may be agreed
       to by, the consent of the Company be and by
       accorded to the Board to amend alter or modify
       terms and conditions of the ESOP-2007 Scheme
       approved by the shareholders at its AGM held
       on 24 NOV 2008 form time to time and to insert/modify
       the following clause[s] under the said scheme
       of the Company as specified; approve the new
       Equity shares be issued and allotted by the
       Company to or for the benefit of such person[s]
       as may be in the employment of the Company
       and subsidiary[ies] of Rolta India Limited
       and shall working Directors other than promoter
       Directors whether in India or Abroad subsidiary[ies]
       [including sub-subsidiaries] thereof, whether
       shareholders of the Company or not, at such
       price and other terms and conditions as the
       Board may in their absolute discretion think
       fit, or to any trust, society or any entity
       or any combination thereof, created for the
       benefit of such persons(s) at any time under
       a scheme titled 'Rolta Employee Stock Option
       Plan' [hereinafter referred to as the ESOP
       or Schemes or PLAN] such number of Equity Shares
       Debentures, secured or unsecured, with or without
       detachable options or any combination thereof,
       of such description [hereinafter referred to
       as Securities] as may be permissible under
       the Articles of Association , in one or more
       branches on such terms and conditions including
       the issue price as may be determined by the
       Board in accordance with the applicable Guidelines
       issued by SEBI form time to time new Equity
       Shares to be issued and allotted by the Company
       in the manner aforesaid shall be entitled for
       dividend on the amount paid-up on the new Equity
       Shares and shall rank pari-passu in all respects
       with the then existing Equity Shares of the
       Company the terms and conditions of the issue
       of such securities form time to time with regard
       to dividend and/ or pari passu nature of such
       securities in accordance with the Articles
       of Association of the Company; in case of any
       Corporate action[s] such as bonus issues, if
       any additional shares are issued by the Company
       to the Options Grantees for the purpose of
       a fair and reasonable adjustment to the options
       granted earlier, the ceiling of 30,00,000 equity
       shares approved by the shareholders at its
       AGM held on 24 NOV 2008 shall be deemed to
       be increased to the extent of such additional
       equity shares issued and in case the Equity
       Shares of the Company are either sub-divided
       or consolidated or in case of bonus shares
       issue, then the number of shares to be allotted
       and the price of acquisition payable by the
       Option Grantee under the Scheme shall automatically
       stand augmented or reduced, as the case may
       be, in the same proportion as the present value
       of INR 10 equity shares bears to revised value
       of the shares after such bonus, sub-division
       or consolidation, without affecting any of
       the rights or obligations of the said allotees;
       authorize the Board for the purpose of giving
       effect to all or any of the foregoing, the
       inter alia to evolve, decide upon and bring
       into effect the Scheme and make and give effect
       to any modification, changes, variations, alterations
       or revisions in the said Scheme form time to
       time, or to suspend, withdraw or revive the
       Scheme form time to time as may be specified
       by any statutory authority or person or body
       of persons or as the Board may suomota decide
       tin its absolute discretion and to do all such
       acts, deeds, matters and things whatsoever,
       including settling any questions doubts or
       difficulty that may arise with regard to or
       in relation to the Scheme in its absolute discretion
       consider necessary expedient or proper in or
       about the premises; to takes necessary steps
       for listing of the securities/ share allotted
       under the Scheme, on the Stock Exchanges where
       the Company's share are listed, as per terms
       and conditions of the Listing Agreement with
       the Concerned Stock Exchanges and other applicable
       guidelines, rules and regulations, and do all
       other acts and thing including intimating the
       Registrar of Companies Mumbai or any other
       authority[ies] as may be required, in order
       to give effect to this resolution

--------------------------------------------------------------------------------------------------------------------------
 SASOL LTD                                                                                   Agenda Number:  701762343
--------------------------------------------------------------------------------------------------------------------------
    Security:  803866102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-Nov-2008
        ISIN:  ZAE000006896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       of the Company and of the Sasol Group for the
       YE 30 JUN 2008, together with the reports of
       the Directors and Auditors

2..1   Re-elect Mr. LPA. Davies as a Director, who               Mgmt          For                            For
       retires in terms of Articles 75(d) and 75(e)
       of the Company's Articles of Association

2.2    Re-elect Mr. AM. Mokaba as a Director, who retires        Mgmt          For                            For
       in terms of Articles 75(d) and 75(e) of the
       Company's Articles of Association

2.3    Re-elect Mr. TH. Nyasulu as a Director, who               Mgmt          For                            For
       retires in terms of Articles 75(d) and 75(e)
       of the Company's Articles of Association

2.4    Re-elect Mr. KC. Ramon as a Director, who retires         Mgmt          For                            For
       in terms of Articles 75(d) and 75(e) of the
       Company's Articles of Association

3.1    Re-elect Mr. BP. Connellan as a Director, who             Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

3.2    Re-elect Mr. MSV Gantsho as a Director, who               Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

3.3    Re-elect Mr. A. Jain as a Director, who retires           Mgmt          For                            For
       in terms of Article 75(i) of the Company's
       Articles of Association

3.4    Re-elect Mr. JE. Schrempp as a Director, who              Mgmt          For                            For
       retires in terms of Article 75(i) of the Company's
       Articles of Association

4.     Re-appoint KPMG Inc as the Auditor                        Mgmt          For                            For

5.S.1  Approve the existing Article 160 of the Company's         Mgmt          For                            For
       Articles of Association is deleted in its entirety
       and replaced with the rights, privileges and
       conditions as specified

6.S.2  Authorize the Directors of the Company, or a              Mgmt          For                            For
       Subcommittee of Directors, by way of a specific
       approval in terms of section 85(2) of the Companies
       Act, 1973, as amended [the Act, the Listings
       Requirements of the JSE, as amended, [the Listings
       Requirements] and Article 36(a) of the Company's
       Articles of Association; approve the purchase
       of 31,500,000 ordinary shares of no par value
       in the issued ordinary share capital of the
       Company from Sasol Investment Company [Proprietary]
       Limited, funded out of its reserves to the
       extent possible, at the closing price of a
       Sasol ordinary share on the day preceding the
       day on which the Directors, or a Subcommittee
       of Directors, approve said repurchase

7.S.3  Authorize the Directors of the Company in terms           Mgmt          For                            For
       of the authority granted in Article 36(a) of
       the Articles of Association of the Company,
       to approve the purchase by the company, or
       by any of its subsidiaries, of the Company's
       ordinary shares, subject to the provisions
       of the Act, and subject to the Listings Requirements,
       provided that: any repurchases of shares in
       terms of this authority be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter-party, such repurchases being effected
       by only one appointed agent of the Company
       at any point in time and may only be effected
       if after the repurchase the Company still complies
       with the minimum spread requirements of the
       JSE; the general authority shall be limited
       to a maximum of 4% of the Company's issued
       share capital of the shares in the applicable
       class at the time that the authority is granted
       and such repurchase by the Company, or any
       of its subsidiaries shall not, in aggregate
       in any FY, exceed 20% of the Company s issued
       share capital of the shares in the applicable
       class; d) any acquisition must not be made
       at a price more than 10% above the weighted
       average of the market value of the share for
       the 5 business days immediately preceding the
       date of such acquisition; the repurchase of
       shares may not be effected during a prohibited
       period unless such a purchase is in accordance
       with the Listings Requirements; such details
       as may be required in terms of the Listings
       Requirements of the JSE are announced when
       the Company or its subsidiaries have cumulatively
       repurchased 3% of the shares in issue at the
       time the authority was given; and the general
       authority may be varied or revoked by special
       resolution, prior to the next AGM of the Company;
       [Authority expires the earlier of the next
       AGM of the Company, or 15 months]

8.O.1  Approve to revise the annual emoluments payable           Mgmt          For                            For
       by the Company or subsidiaries of the Company
       [as specified] to the Non-Executive Directors
       of the Company with effect from 01 JUL 2008
       as specified

9.O.2  Authorize any Director or the Secretary of the            Mgmt          For                            For
       Company or Committee of the Board to do all
       such things and sign all such documents as
       are necessary to give effect to Special Resolutions
       Number 1, 2 and 3

       Transact any other business                               Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 SAVINGS BK RUSSIAN FEDN  SBERBANK                                                           Agenda Number:  702017410
--------------------------------------------------------------------------------------------------------------------------
    Security:  X76318108                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  RU0009029540
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 571218 DUE TO RECEIPT OF DIRECTOR NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report as of FY 2008                   Mgmt          For                            For

2.     Approve the annual accounting report for FY               Mgmt          For                            For
       2008

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of RUB 0.48 per ordinary share and RUB 0.63
       per preferred shares

4.     Ratify ZAO Ernst & Young as the Auditor                   Mgmt          For                            For

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

5.1    Elect Sergey Ignatyev as a Director                       Mgmt          For                            For

5.2    Elect Aleksey Ulyukayev as a Director                     Mgmt          For                            For

5.3    Elect Georgy Luntovsky as a Director                      Mgmt          For                            For

5.4    Elect Valery Tkachenko as a Director                      Mgmt          For                            For

5.5    Elect Nadezhda Ivanova as a Director                      Mgmt          For                            For

5.6    Elect Sergey Shvetsov as a Director                       Mgmt          For                            For

5.7    Elect Konstantin Shor as a Director                       Mgmt          For                            For

5.8    Elect Arkady Dvorkovich as a Director                     Mgmt          For                            For

5.9    Elect Aleksy Kudrin as a Director                         Mgmt          For                            For

5.10   Elect Andrey Belousov as a Director                       Mgmt          For                            For

5.11   Elect Elvira Nabiullina as a Director                     Mgmt          For                            For

5.12   Elect Aleksey Savatyugin as a Director                    Mgmt          For                            For

5.13   Elect German Gref as a Director                           Mgmt          For                            For

5.14   Elect Bella Zlatkis as a Director                         Mgmt          For                            For

5.15   Elect Sergey Guryev as a Director                         Mgmt          For                            For

5.16   Elect Rajat Gupta as a Director                           Mgmt          For                            For

5.17   Elect Anton Drozdov as a Director                         Mgmt          For                            For

5.18   Elect Kayrat Kelimbetov as a Director                     Mgmt          For                            For

5.19   Elect Vladimir Mau as a Director                          Mgmt          For                            For

5.20   Elect Sergey Sinelnikov-Murylev as a Director             Mgmt          For                            For

6.1    Elect Vladimir Volkov as a Member of the Audit            Mgmt          For                            For
       Commission

6.2    Elect Lyudmila Zinina as a Member of the Audit            Mgmt          For                            For
       Commission

6.3    Elect Irina Mayorova as a Member of the Audit             Mgmt          For                            For
       Commission

6.4    Elect Valentina Tkachenko as a Member of the              Mgmt          For                            For
       Audit Commission

6.5    Elect Nataliya Polonskaya as a Member of the              Mgmt          For                            For
       Audit Commission

6.6    Elect Maksim Dolzhnikov as a Member of the Audit          Mgmt          For                            For
       Commission

6.7    Elect Yuliya Isakhanova as a Member of the Audit          Mgmt          For                            For
       Commission

7.     Amend the Charter                                         Mgmt          For                            For

8.     Approve to increase the share capital via issuance        Mgmt          For                            For
       of 15 billion shares

9.     Approve the remuneration of the Directors and             Mgmt          For                            For
       the Members of the Audit Commission

10.    Approve the participation in Russian National             Mgmt          For                            For
       Association of Securities Market Participants

--------------------------------------------------------------------------------------------------------------------------
 SHIMAO PPTY HLDGS LTD                                                                       Agenda Number:  701933839
--------------------------------------------------------------------------------------------------------------------------
    Security:  G81043104                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  02-Jun-2009
        ISIN:  KYG810431042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE ''IN FAVOR" OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited consolidated financial      Mgmt          For                            For
       statements together with the reports of the
       Directors and the Auditor of the Company for
       the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For
       to the shareholders of the Company

3.i    Re-elect Mr. Hui Sai Tan, Jason as an Executive           Mgmt          For                            For
       Director of the Company

3.ii   Re-elect Ms. Kan Lai Kuen, Alice as an Independent        Mgmt          For                            For
       Non-Executive Director of the Company

3.iii  Re-elect Mr. Gu Yunchang as an Independent Non-Executive  Mgmt          For                            For
       Director of the Company

3.iv   Re-elect Mr. Lam Ching Kam as an Independent              Mgmt          For                            For
       Non-Executive Director of the Company

3.v    Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

4.     Re-appoint PricewaterhouseCoopers as the Auditor          Mgmt          For                            For
       of the Company and authorize the Board of Directors
       of the Company to fix their remuneration

5.     Authorize the Directors of the Company [Director]         Mgmt          For                            For
       to allot, issue and otherwise deal with additional
       ordinary shares of the Company or securities
       convertible into shares, or options, warrants
       or similar rights to subscribe for any shares
       and to make or grant offers, agreements and
       options which would or might require the exercise
       of such powers, subject to and in accordance
       with all applicable laws, of this resolution
       shall be in addition during and after the relevant
       period and the aggregate nominal amount of
       the share capital allotted, issued or otherwise
       dealt with or agreed conditionally or unconditionally
       to be allotted, issued or otherwise dealt with
       [whether pursuant to an option or otherwise]
       by the Directors otherwise than pursuant to:
       i) a rights issue [as specified]; or ii) the
       exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       into shares of the Company; or iii) the exercise
       of any option granted under the share option
       scheme or similar arrangement for the time
       being adopted or to be adopted for the grant
       or issue to officers and/or employees of the
       Company and/or any of its subsidiaries, of
       options to subscribe for, or rights to acquire
       shares of the Company; or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on shares of the Company in accordance
       with the Articles of Association of the Company
       [Articles] in force from time to time, shall
       not exceed 20% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of passing of this resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable laws
       or the Articles to be held]

6.     Authorize the Directors to repurchase shares              Mgmt          For                            For
       of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       [Stock Exchange] or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission and the Stock Exchange
       for this purposes, subject to and in accordance
       with all applicable laws and requirements,
       of the Rules Governing the Listing of Securities
       on the Stock Exchange as amended from time
       to time [Listing Rules], during the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing this resolution;
       [Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable laws
       or the Articles to be held]

7.     Approve, conditional upon Resolutions 5 and               Mgmt          For                            For
       6, the aggregate nominal amount of the share
       capital of the Company which shall have been
       repurchased by the Company under the authority
       granted to the Directors as in Resolution 6
       [up to a maximum of 10% of the aggregate nominal
       amount of the share capital of the Company
       as in Resolution 6] shall be added to the aggregate
       nominal amount of the share capital that may
       be allotted, issued or otherwise dealt with,
       or agreed conditionally and unconditionally
       to be allotted, issued or otherwise dealt with
       by the Directors pursuant to Resolution 5

--------------------------------------------------------------------------------------------------------------------------
 SINPAS GAYRIMENKUL YATIRIM ORTAKLIGIAS                                                      Agenda Number:  701880266
--------------------------------------------------------------------------------------------------------------------------
    Security:  M84670104                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  20-Apr-2009
        ISIN:  TRESNGY00019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening, forming and authorize the Board of               Mgmt          For                            For
       presidency to sign the minutes of the meeting

2.     Approve the reports of the Board of Directors,            Mgmt          For                            For
       Auditors and Independent Auditor

3.     Approve to inform about the donations                     Mgmt          For                            For

4.     Approve the financial statements of 2008 and              Mgmt          For                            For
       the distribution of the dividend of 2008

5.     Approve the transfer of 12,709,829 TL, contingency        Mgmt          For                            For
       reserve from the profit of 2007, to the account
       of extraordinary reserves

6.     Approve the increase of the issued capital up             Mgmt          For                            For
       to 150,000,000 TL with the extraordinary reserves

7.     Approve to release the Board Members and the              Mgmt          For                            For
       Auditors

8.     Elect the Board Members and approve to determine          Mgmt          For                            For
       the service periods

9.     Elect the Audit Member and approve to determine           Mgmt          For                            For
       the service period

10.    Approve to determine the wages of the Board               Mgmt          For                            For
       Members and the Auditors

11.    Amend the item 21 of the Articles of Association          Mgmt          For                            For

12.    Approve to permit the Board Members according             Mgmt          For                            For
       to the items 334 and 335 of the Turkish Commercial
       Code

13.    Approve the Independent Audit Firm                        Mgmt          For                            For

14.    Wishes and proposals                                      Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 SOHO CHINA LTD                                                                              Agenda Number:  701907935
--------------------------------------------------------------------------------------------------------------------------
    Security:  G82600100                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  19-May-2009
        ISIN:  KYG826001003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" FOR ALL THE RESOLUTIONS.
       THANK YOU.

1.     Receive and adopt the audited consolidated financial      Mgmt          For                            For
       statements of the Company and the reports of
       the Directors and Auditors for the YE 31 DEC
       2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.     Re-elect Mr. Wang Shaojian Sean as a Director             Mgmt          For                            For
       of the Company

4.     Re-elect Mr. Su Xin as a Director of the Company          Mgmt          For                            For

5.     Re-elect Mr. Cha Mou Zing Victor as a Director            Mgmt          For                            For
       of the Company

6.     Re-elect Mr. Yi Xiqun as a Director of the Company        Mgmt          For                            For

7.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

8.     Re-appoint KPMG as the Auditors and authorize             Mgmt          For                            For
       the Board of Directors to fix their remuneration

9.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the Relevant Period
       (as hereinafter defined) to allot, issue or
       otherwise deal with additional shares in the
       capital of the Company or securities convertible
       into shares or options, warrants or similar
       rights to subscribe for shares or such convertible
       securities of the Company and to make or grant
       offers, agreements and/or options (including
       bonds, warrants and debentures convertible
       into shares of the Company) which may require
       the exercise of such powers; (ii) the approval
       in paragraph (i) above shall be in addition
       to any other, during the Relevant Period (as
       hereinafter defined) to make or grant offers,
       agreements and/or options which may require
       the exercise of such power after the end of
       the Relevant Period; (iii) the aggregate nominal
       amount of share capital allotted or agreed
       conditionally or unconditionally to be allotted
       (whether pursuant to options or otherwise)
       by the Directors of the Company during the
       Relevant Period pursuant to paragraph (i) above,
       otherwise than pursuant to (1) a Rights Issue
       (as hereinafter defined) or (2) the grant or
       exercise of any option under the option scheme
       of the Company or any other option, scheme
       or similar arrangement for the time being adopted
       for the grant or issue to officers and/or employees
       of the Company and/or any of its subsidiaries
       of shares or rights to acquire shares of the
       Company; or (3) any scrip dividend or similar
       arrangement providing for the allotment of
       shares in lieu of the whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company
       in force from time to time; or (4) any issue
       of shares in the Company upon the exercise
       of rights of subscription or conversion under
       the terms of any existing convertible notes
       issued by the Company or any existing securities
       of the Company which carry rights to subscribe
       for or are convertible into shares of the Company,
       shall not exceed the aggregate of 20% of the
       aggregate nominal amount of share capital of
       the Company in issue as at the date of passing
       of this resolution and the said approval shall
       be limited accordingly; [Authority expires
       at the conclusion of the next AGM of the Company;
       or the expiration of the period within which
       the next AGM of the Company is required by
       any applicable law or the Articles of Association
       of the Company to be held]

9.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, during the Relevant Period
       (as hereinafter defined) of all the powers
       of the Company to repurchase shares of the
       Company on The Stock Exchange of Hong Kong
       Limited [the Stock Exchange] or on any other
       stock exchange on which the shares of the Company
       may be listed and recognized for this purpose
       by the Securities and Futures Commission and
       the Stock Exchange under the Code on Share
       Repurchases and, subject to and in accordance
       with all applicable laws and the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited [the Listing Rules]; (ii)
       the aggregate nominal amount of the shares
       of the Company, which may be repurchased pursuant
       to the approval in paragraph (i) above shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing of this resolution,
       and the said approval shall be limited accordingly;
       (iii) subject to the passing of each of the
       paragraphs (i) and (ii) of this resolution,
       any prior approvals of the kind referred to
       in paragraphs (i) and (ii) of this resolution
       which had been granted to the Directors of
       the Company; [Authority expires at the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable law
       or the Articles of Association of the Company
       to be held]

9.C    Approve, conditional upon the Resolutions 9(A)            Mgmt          For                            For
       and 9(B) as specified in the notice convening
       this meeting being passed, the general mandate
       granted to the Directors of the Company to
       allot, issue and otherwise deal with additional
       shares of the Company and to make or grant
       offers, agreements and options which might
       require the exercise of such powers pursuant
       to the ordinary Resolution 9(A) set out in
       the notice convening this meeting be and is
       hereby extended by the addition to the aggregate
       nominal amount of the share capital of the
       Company which may be allotted by the Directors
       of the Company pursuant to such general mandate
       an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to ordinary Resolution 9(B)
       set out in the notice convening this meeting,
       provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       share capital of the Company in issue at the
       date of passing of the said resolutions
S.10   Approve that the Company may send or supply               Mgmt          For                            For
       Corporate Communication(s) (as hereinafter
       defined) to its shareholders in relation to
       whom the following conditions are met by making
       such Corporate Communication(s) available on
       the Company's own website: (i) each shareholder
       has been asked individually by the Company
       to agree that the Company may send or supply
       Corporate Communication(s) generally, or the
       Corporate Communication(s) in question, to
       him by means of the Company's own website;
       and (ii) the Company has not received a response
       indicating objection from such shareholder
       within the period of 28 days beginning with
       the date on which the Company's request was
       sent, the shareholders in relation to whom
       the aforesaid two conditions are met shall
       be taken to have agreed that the Company may
       send or supply Corporate Communication(s) to
       such shareholders by making such Corporate
       Communication(s) available on the Company's
       own website

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 SOHO CHINA LTD                                                                              Agenda Number:  701984165
--------------------------------------------------------------------------------------------------------------------------
    Security:  G82600100                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  16-Jun-2009
        ISIN:  KYG826001003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       "1". THANK YOU.

1.     Approve that, the Supplemental Agreement dated            Mgmt          For                            For
       15 MAY 2009 [the "Agreement", as specified]
       entered into between Pan Shiyi, Yan Yan, Beijing
       Danshi Investment Management Company Limited,
       SOHO China [BVI-9] Limited, Beijing Redstone
       Jianwai Real Estate Development Co. Ltd. and
       the Company and as specified, pursuant to which
       the parties thereto has conditionally agreed
       to restructure the arrangements in relation
       to the Tiananmen South [Qianmen] Project, and
       all transactions contemplated thereunder; and
       authorize any 1 Director of the Company for
       and on behalf of the Company to execute all
       such documents, instruments, agreements and
       deeds and to do all such acts, matters and
       things as he/she may in his/her absolute discretion
       consider necessary or desirable for the purpose
       of and in connection with the implementation
       of the Agreement and the transactions contemplated
       thereunder and to agree to such variations
       of the terms of the Agreement as he/she may
       in his/her absolute discretion consider necessary
       or desirable

--------------------------------------------------------------------------------------------------------------------------
 SPAR GROUP LTD, PINETOWN                                                                    Agenda Number:  701782802
--------------------------------------------------------------------------------------------------------------------------
    Security:  S8050H104                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  11-Feb-2009
        ISIN:  ZAE000058517
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       for the YE 30 SEP 2008

2.     Re-elect Mr. P. K. Hughes as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

3.     Re-elect Mr. D. B. Gibbon as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

4.     Re-appoint Messrs Deloitte & Touche as the Auditors       Mgmt          For                            For
       of the Company and appoint Mr. James Welch
       as the designated Auditor to hold office until
       the next AGM

5.     Approve the Directors remuneration for the YE             Mgmt          For                            For
       30 SEP 2008

6.S.1  Authorize the Company and/or its subsidiaries             Mgmt          For                            For
       and/or The Spar Group Limited Employee Share
       Trust [2004], in terms of the authority granted
       in the Articles of Association of the Company
       and/or any subsidiary of the Company by way
       of general approval, to acquire the Company's
       ordinary shares [shares], upon such terms and
       conditions and in such amounts as the Directors
       of the Company [and, in the case of an acquisition
       by a subsidiary[ies], the Directors of the
       subsidiary[ies]] may from time to time decide,
       but subject to the provisions of the Company's
       Act, the Listing Requirements of the JSE Limited
       [JSE] and the following conditions: that the
       acquisitions of shares in any 1 FY shall be
       limited to 5% of the issued share capital of
       the Company as at the beginning of the FY,
       provided that any subsidiary or subsidiaries
       may acquire shares to a maximum of 5% in the
       aggregate of the shares of the Company; [Authority
       expires the earlier of the next AGM of the
       Company or 15 months]

7.O.1  Approve to place such number of the ordinary              Mgmt          For                            For
       shares in the authorized but unissued capital
       of the Company, required for the purpose of
       satisfying the obligations of The Spar Group
       Limited Share Trust [2004] [the Trust] under
       the control of the Directors and authorize
       the Directors to allot and issue those shares
       in terms of the Trust deed

--------------------------------------------------------------------------------------------------------------------------
 STANDARD BANK GROUP LIMITED                                                                 Agenda Number:  701922521
--------------------------------------------------------------------------------------------------------------------------
    Security:  S80605140                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-May-2009
        ISIN:  ZAE000109815
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the annual financial statements         Mgmt          For                            For
       for the YE 31 DEC 2008, including the reports
       of the Directors and Auditors

O.2.1  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Chairman of Standard Bank
       Group- ZAR 3,600,000 per annum

O.2.2  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Director of Standard Bank
       Group- ZAR 140,000 per annum

O.2.3  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: International Director
       of Standard Bank Group- EUR 30,100 per annum

O.2.4  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group credit committee:
       Member- ZAR 13,750 per meeting

O.2.5  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Directors' affairs committee:
       Chairman- ZAR 88,000 per annum; Member- ZAR
       44,000 per annum

O.2.6  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group risk and capital
       Management Committee: Chairman- ZAR 300,000
       per annum; Member- ZAR 150,000 per annum

O.2.7  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group remuneration committee:
       Chairman- ZAR 175,000 per annum; Member- ZAR
       80,500 per annum

O.2.8  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group remuneration committee:
       Chairman- ZAR 120,000 per annum; Member- ZAR
       60,000 per annum

O.2.9  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Group audit committee:
       Chairman- ZAR 350,000 per annum; Member- ZAR
       150,000 per annum

O2.10  Approve the proposed fees payable to the Non-Executive    Mgmt          For                            For
       Directors for 2009: Ad hoc meeting attendance-
       ZAR 13,750 per meeting

O.3.1  Elect Mr. Doug Band as a Director, who retire             Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.2  Elect Mr. Derek Cooper as a Director, who retire          Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.3  Elect Mr. Sam Jonah KBE as a Director, who retire         Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.4  Elect Mr. Sir Paul Judge as a Director, who               Mgmt          For                            For
       retire by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.5  Elect Mr. Kgomotso Moroka as a Director retire            Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.3.6  Elect Mr. Chris Nissen as a Director retire               Mgmt          For                            For
       by rotation in accordance with the provisions
       of the Company's Articles of Association

O.4.1  Authorize the Directors, for the purpose of               Mgmt          For                            For
       carrying out the terms of the Standard Bank
       Equity Growth Scheme [the Equity Growth Scheme],
       other than those which have specifically been
       appropriated for the Equity Growth Scheme in
       terms of ordinary resolutions duly passed at
       previous AGM's of the Company specifically
       placed under the control of the Directors,
       authorized to allot and issue those shares
       in terms of the Equity Growth Scheme

O.4.2  Authorized the Directors, for the purpose of              Mgmt          For                            For
       carrying out the terms of the Standard Bank
       Group Share Incentive Scheme [the Scheme],
       other than those which have specifically been
       appropriated for the Scheme in terms of ordinary
       resolutions duly passed at previous AGM's of
       the Company specifically placed under the control
       of the Directors, authorized to allot and issue
       those shares in terms of the Scheme

O.4.3  Authorized the Directors of the Company, that             Mgmt          For                            For
       the unissued ordinary shares in the authorized
       share capital of the Company [other than those
       specifically identified in ordinary Resolutions
       4.1 and 4.2] placed under the control of the
       to allot and issue the ordinary shares at their
       discretion until the next AGM of the Company,
       subject to the provisions of the Companies
       Act, 61 of 1973, as amended, the Banks Act,
       94 of 1990, as amended and the Listings Requirements
       of the JSE Limited and subject to the aggregate
       number of ordinary shares able to be allotted
       and issued in terms of this resolution being
       limited to 5% of the number of ordinary shares
       in issue at 31 DEC 2008

O.4.4  Authorized the Directors of the Company, the              Mgmt          For                            For
       share capital of the Company that the unissued
       non-redeemable, non-cumulative, non-participating
       preference shares [non-redeemable preference
       shares] in the placed under the control of
       the Directors of the Company to allot and issue
       the non-redeemable preference shares at their
       discretion until the next AGM of the Company,
       subject to the provisions of the Companies
       Act, 61 of 1973, as amended and the Listings
       Requirements of the JSE Limited

O.4.5  Authorized the Directors of the Company and               Mgmt          For                            For
       given a renewable general authority to make
       payments to shareholders in terms of Section
       5.85(b) of the Listings Requirements of the
       JSE Limited [the Listings Requirements], subject
       to the provisions of the Companies Act, 61
       of 1973, as amended [the Companies Act], the
       Banks Act, 94 of 1990, as amended and the Listings
       Requirements, including, amongst others, the
       following requirements: (a) payments to shareholders
       in terms of this resolution shall be made in
       terms of Section 90 of the Companies Act and
       be made pro rata to all shareholders; (b) in
       any one FY, payments to shareholders in terms
       of this resolution shall not exceed a maximum
       of 20% of the Company's issued share capital,
       including reserves but excluding minority interests,
       and revaluations of assets and intangible assets
       that are not supported by a valuation by an
       Independent Professional expert acceptable
       to the JSE Limited prepared within the last
       6 months, measured as at the beginning of such
       FY; and [authority expires at the end of the
       next AGM of the Company or for 15 months from
       the date of this resolution]

S.5    Authorize the Directors of the Company, with              Mgmt          For                            For
       effect from the date of this AGM, as a general
       approval in terms of Section 85(2) of the Companies
       Act, 61 of 1973, as amended [the Companies
       Act], the acquisition by the Company and, in
       terms of Section 89 of the Companies Act, the
       acquisition by any subsidiary of the Company
       from time to time, of such number of ordinary
       shares issued by the Company and at such price
       and on such other terms and conditions as the
       Directors may from time to time determine,
       subject to the requirements of the Companies
       Act, the Banks Act, 94 of 1990, as amended
       and the Listings Requirements of the JSE Limited
       [the Listings Requirements], which include,
       amongst others, the following: any such acquisition
       will be implemented through the order book
       operated by the trading system of the JSE Limited
       and done without any prior understanding or
       arrangement between the Company and the counterparty
       [reported trades being prohibited];the acquisition
       must be authorizes by the Company's Articles
       of Association; the authority is limited to
       the purchase of a maximum of 10% of the Company's
       issued ordinary share capital in any one FY;
       acquisition must not be made at a price more
       than 10% above the weighted average of the
       market value for the ordinary shares of the
       Company for the 5 business days immediately
       preceding the date of acquisition at any point
       in time, the Company may only appoint 1 agent
       to effect any repurchase(s) on the Company's
       behalf; the Company may only acquire its ordinary
       shares if, after such acquisition, it still
       complies with the shareholder spread requirements
       as set out in the Listings Requirements; the
       Company or its subsidiary may not repurchase
       securities during a prohibited period, unless
       they have in place a repurchase programmed
       where the dates and quantities of securities
       to be traded during the relevant period are
       fixed [not subject to any variation] and full
       details of the programme have been disclosed
       in an announcement over SENS prior to the commencement
       of the prohibited period; that an announcement
       containing full details of such acquisitions
       of shares will be published as soon as the
       Company and/or its subsidiary (ies) has/have
       acquired shares constituting, on a cumulative
       basis, 3% of the number of shares in issue
       at the date of the general meeting at which
       this special resolution is considered and,
       if approved, passed, and for each 3% in aggregate
       of the initial number acquired thereafter;
       and in the case clan acquisition by a subsidiary
       of the Company and the number of shares to
       be acquired, is not more than 10% in the aggregate
       of the number of issued shares of the Company
       [authority expires whichever is earlier until
       the next AGM of the Company or 15 months from
       the date on which this resolution is passed]

--------------------------------------------------------------------------------------------------------------------------
 STELLA INTL HLDGS LTD                                                                       Agenda Number:  701868626
--------------------------------------------------------------------------------------------------------------------------
    Security:  G84698102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  08-May-2009
        ISIN:  KYG846981028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries and the reports of the Directors
       [Directors] and the Auditors [Auditors] of
       the Company for the YE 31 DEC 2008

2.     Declare a final dividend for the YE 31 DEC 2008           Mgmt          For                            For

3.I    Re-elect Mr. Chen Johnny as an Independent Non-Executive  Mgmt          For                            For
       Director

3.II   Re-elect Mr. Shih Takuen, Daniel as an Executive          Mgmt          For                            For
       Director

3.III  Re-elect Mr. Shieh Tung- Pi, Billy as an Executive        Mgmt          For                            For
       Director

3.IV   Re-elect Mr. Ng Hak Kim as an Independent Non-Executive   Mgmt          For                            For
       Director

3.V    Authorize the Board [Board] of Directors to               Mgmt          For                            For
       fix the remuneration of the Directors

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       for the year ending 31 DEC 2009 and authorize
       the Board to fix their remuneration

5.     Authorize the Directors, pursuant to the Rules            Mgmt          For                            For
       Governing the Listing of Securities on The
       Stock Exchange of Hong Kong Limited and all
       other applicable laws, to allot, issue and
       deal with additional shares [Shares] of HKD
       0.10 each in the share capital of the Company
       and make or grant offers, agreements and options
       [including warrants, bonds and debentures convertible
       into shares] during and after the relevant
       period, not exceeding the aggregate of 20%
       of the aggregate nominal amount of the issued
       share capital of the Company; otherwise than
       pursuant to i) a rights issue; or ii) the exercise
       of options granted under the Long Term Incentive
       Scheme or similar arrangement adopted by the
       Company from time to time; or iii) any scrip
       dividend or similar arrangements providing
       for allotment and issue of shares in lieu of
       the whole or part of a dividend on shares in
       accordance with the Articles of Association
       [Articles of Association] of the Company and
       other relevant regulations in force from time
       to time; or iv) any issue of shares upon the
       exercise of rights of subscription or conversion
       under the terms of any warrants of the Company
       or any securities which are convertible into
       Shares; [Authority expires the earlier of the
       conclusion of the next AGM of Company; or the
       expiration of the period within which the next
       AGM of the Company is required by the Articles
       of Association or any applicable law of the
       Cayman Islands to be held]

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares [Shares] of HKD 0.10 each in the share
       capital of the Company during the relevant
       period, on the Stock Exchange of Hong Kong
       Limited [Stock Exchange] or any other stock
       exchange on which Shares may be listed and
       recognized by the Securities and Futures Commission
       of Hong Kong [SFC] and the stock exchange for
       such purpose, and subject to and in accordance
       with the rules and regulations of the SFC,
       the Stock Exchange, the Companies Law, Chapter
       22 [Law 3 of 1961, as consolidated and revised]
       of the Cayman Islands and all other applicable
       laws as amended from time to time in this regard,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company;
       [Authority expires the earlier of the conclusion
       of the next AGM of Company; or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association or any applicable Law of the Cayman
       Islands to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, to extend the general mandate granted
       to the Directors to allot, issue and deal with
       additional shares pursuant to Resolution 5,
       by an amount representing the aggregate nominal
       amount of the share capital repurchased pursuant
       to Resolution 6, provided that such amount
       does not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing the Resolution 6

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 T.K. CORP, SEOUL                                                                            Agenda Number:  701824105
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8363M108                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  20-Mar-2009
        ISIN:  KR7023160005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Re-elect Messrs. Jong Kyu Yoon and Bon Il Son             Mgmt          For                            For
       as the Directors for term expiration

4.     Re-elect Mr. Kyu Joong Lee as the Auditor for             Mgmt          For                            For
       the term expiration

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For

6.     Approve the limit of remuneration for the Auditors        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TAEWOONG CO LTD                                                                             Agenda Number:  701646830
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8365T101                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  06-Aug-2008
        ISIN:  KR7044490001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

2.     Elect the Directors                                       Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TAEWOONG CO LTD, PUSAN                                                                      Agenda Number:  701837481
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8365T101                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Mar-2009
        ISIN:  KR7044490001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 538837 DUE TO RECEIPT OF ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.     Elect the Auditors                                        Mgmt          For                            For

4.     Approve the limit of remuneration for Directors           Mgmt          For                            For

5.     Approve the limit of remuneration for Auditors            Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TECHTRONIC INDUSTRIES CO LTD                                                                Agenda Number:  701925844
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8563B159                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  27-May-2009
        ISIN:  HK0669013440
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and approve the statement of accounts             Mgmt          For                            For
       and the reports of the Directors and Auditors
       for the YE 31 DEC 2008

2.     Declare the final dividend of HKD 3.00 cents              Mgmt          For                            For
       per share to shareholders whose names appear
       on the Register of Members of the Company on
       27 MAY 2009

3.A    Re-elect Mr. Frank Chi Chung Chan as a Group              Mgmt          For                            For
       Executive Director

3.B    Re-elect Mr. Stephan Horst Pudwill as a Group             Mgmt          For                            For
       Executive Director

3.C    Re-elect Mr. Christopher Patrick Langley OBE              Mgmt          For                            For
       as an Independent Non-Executive Director

3.D    Re-elect Mr. Manfred Kuhlmann as an Independent           Mgmt          For                            For
       Non-Executive Director

3.E    Authorize the Directors to fix their remuneration         Mgmt          For                            For
       for the YE 31 DEC 2009

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares of HKD
       0.10 each in the capital of the Company and
       to make or grant offers, agreements and options
       [including bonds, notes, warrants, debentures
       and securities convertible into shares of the
       Company] during and after the relevant period,
       not exceeding the aggregate of a) 10% of the
       aggregate nominal amount of the issued share
       capital of the Company in case of an allotment
       and issue of shares for a consideration other
       than cash; and b) 20% of the aggregate nominal
       amount of the issued share capital of the Company
       in case of an allotment and issue of shares
       for cash and any shares to be allotted and
       issued pursuant to the approval shall not be
       issued at a discount of more than 5% to the
       Benchmarked Price of the shares and the said
       approval shall be limited accordingly, otherwise
       than pursuant to i) a rights issue; or ii)
       the exercise of subscription or conversion
       under the terms of any warrants issued by the
       Company or any bonds, notes debentures and
       securities which are convertible into shares
       of the Company; or iii) the exercise of any
       share option scheme or similar arrangement;
       or iv) an issue of shares by way of scrip dividend
       or similar arrangement; [Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Articles of Association of
       the Company or any applicable Laws]

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of HKD 0.10 each in the share capital
       of the Company during the relevant period,
       on the Stock Exchange or any other exchange
       on which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       for this purposes, subject to and in accordance
       with all applicable laws and regulations, shall
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       in issue as at the date of passing this resolution;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company or any applicable
       laws to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       share capital of the Company purchased by the
       Company pursuant to Resolution 6, be added
       to the aggregate nominal amount of the share
       capital of the Company that may be allotted
       or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant and in accordance with the Resolution
       5

S.8    Amend with respect to Articles 5(B), 67, 72,              Mgmt          For                            For
       74, 75, 76, 77, 78, 80, 83, 85, 87, 171 and
       177(B) of the Articles of Association of the
       Company as specified

--------------------------------------------------------------------------------------------------------------------------
 TECHTRONIC INDUSTRIES CO LTD                                                                Agenda Number:  701951445
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y8563B159                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  27-May-2009
        ISIN:  HK0669013440
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Approve: a) the creation and issue of USD 50,900,000      Mgmt          For                            For
       in principal amount of 8.5% unlisted and unsecured
       convertible bonds due 2014 [the Tranche 2 Bonds]
       and up to USD 25,000,000 in principal amount
       of 8.5% unlisted and unsecured convertible
       bonds due 2014 [the Optional Bonds] by the
       Company, on and subject to the terms and conditions
       contained in the subscription agreement dated
       24 APR 2009 [the Subscription Agreement] [as
       specified] between the Company and Merrill
       Lynch Far East Limited, the Hongkong and Shanghai
       Banking Corporation Limited and Citigroup Global
       Markets Asia Limited [the Placing Agents] in
       respect of, Inter Alia, the placing of the
       Tranche 2 Bonds and the Optional Bonds; b)
       the creation and issue of 18,964,831 warrants
       [the Tranche 2 Warrants] and up to 9,314,750
       warrants [the Optional Warrants] by the Company,
       on and subject to the terms and conditions
       contained in the Subscription Agreement between
       the Company and the Placing Agents in respect
       of, inter alia, the placing of the Tranche
       2 Warrants and the Optional Warrants; authorize
       the Directors of the Company and specifically
       authorized to issue the Tranche 2 Bonds, the
       Tranche 2 Warrants, the Optional Bonds and
       the Optional Warrants on and subject to the
       terms and conditions of the Subscription Agreement,
       the terms and conditions of the Bonds [the
       Bond Conditions] and the terms and conditions
       of the Warrants [the Warrant Conditions]; authorize
       the Directors of the Company and specifically
       authorized to allot and issue such number of
       new shares [Specific Mandate] as may be required
       to be allotted and issued upon conversion of
       all of the Tranche 2 Bonds and Optional Bonds
       and exercise of all of the Tranche 2 Warrants
       and Optional Warrants approved to be issued
       under this resolution and subject to the terms
       and conditions of the Subscription Agreement,
       the Bond Conditions and the Warrant Conditions,
       the Specific Mandate is in addition to, and
       shall not prejudice nor revoke the existing
       general mandate granted to the Directors of
       the Company by the shareholders of the Company
       in the AGM of the Company held on 27 MAY 2009
       at 10:00 a.m. or such other general or specific
       mandate[s] that may have been granted to the
       directors of the Company prior to the passing
       of this resolution; and authorize any Director(s)
       of the Company to sign, seal, execute, perfect,
       deliver all such documents and to do all such
       things and acts as he may in his discretion
       consider necessary, expedient or desirable
       to effect the issue of the Tranche 2 Bonds,
       the Tranche 2 Warrants, the Optional Bonds
       and the Optional Warrants as contemplated under
       the Subscription Agreement, upon such terms
       and conditions as the Board of Directors of
       the Company may think fit

--------------------------------------------------------------------------------------------------------------------------
 TEKFEN HLDG AS                                                                              Agenda Number:  701895370
--------------------------------------------------------------------------------------------------------------------------
    Security:  M8788F103                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  08-May-2009
        ISIN:  TRETKHO00012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

     IMPORTANT MARKET PROCESSING REQUIREMENT: A POWER          Non-Voting
       OF ATTORNEY (POA) SIGNED BY THE BENEFICIAL
       OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
       YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. CERTAIN GLOBAL CUSTODIANS HAVE A
       GLOBAL CUSTODIAN POAs IN PLACE WHICH WOULD
       ELIMINATE THE NEED FOR THE BO POA. IF YOU HAVE
       NOT SUBMITTED ANY POAs FOR THIS MARKET BEFORE,
       PLEASE CONTACT YOUR GLOBAL CUSTODIAN BANK TO
       SEE IF THEY HAVE A POA IN PLACE FOR YOUR ACCOUNTS.
       THANK YOU.

1.     Opening and forming the Presidency Board                  Mgmt          For                            For

2.     Authorize the Board of Presidency to sign the             Mgmt          For                            For
       minutes of the meeting

3.     Approve the assigned Board Members within the             Mgmt          For                            For
       period

4.     Receive the reports of the Board of Directors,            Mgmt          For                            For
       the Auditors, Independent Auditor and financial
       statements of 2008

5.     Approve the Board of Directors proposal regarding         Mgmt          For                            For
       the dividend distribution of 2008

6.     Amend the Item 6 of the Articles of Association           Mgmt          For                            For

7.     Approve to release the Board Members and the              Mgmt          For                            For
       Auditors

8.     Elect the Board and Audit Members                         Mgmt          For                            For

9.     Approve to determine the wages of the Board               Mgmt          For                            For
       Members and the Auditors

10.    Approve the Independent Audit Firm elected for            Mgmt          For                            For
       the years from 2009 to 2013

11.    Approve to inform about the donations made in             Mgmt          For                            For
       2008

12.    Approve to permit the Board Members according             Mgmt          For                            For
       to the Items 334 and 335 of the Turkish Commercial
       Code

13.    Wishes and regards                                        Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 TENCENT HLDGS LTD                                                                           Agenda Number:  701922999
--------------------------------------------------------------------------------------------------------------------------
    Security:  G87572122                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  13-May-2009
        ISIN:  KYG875721220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' FOR ALL RESOLUTIONS.

1.     Approve and adopt, conditional upon the Listing           Mgmt          For                            For
       Committee of The Stock Exchange of Hong Kong
       Limited granting the listing of and permission
       to deal in the shares of the Company, representing
       2% of the issued share capital of the Company
       as at the date of passing this resolution,
       to be issued pursuant to the exercise of any
       options granted under the 2009 Share Option
       Scheme [as specified], the rules of the new
       share option scheme [2009 Share Option Scheme]
       of the Company as an additional Share Option
       Scheme of the Company; and authorize the Directors
       of the Company at their absolute discretion,
       to grant options thereunder and to allot and
       issue shares of the Company pursuant to the
       exercise of such option

2.     Amend Paragraph 3 of the share award scheme               Mgmt          For                            For
       of the Company adopted on 13 DEC 2007 as specified

--------------------------------------------------------------------------------------------------------------------------
 TENCENT HLDGS LTD                                                                           Agenda Number:  701923941
--------------------------------------------------------------------------------------------------------------------------
    Security:  G87572122                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  13-May-2009
        ISIN:  KYG875721220
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 555648 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE ''IN FAVOR'' OR "AGAINST" FOR ALL RESOLUTIONS.
       THANK YOU.

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and Auditors
       for the YE 31 DEC 2008

2.I    Declare a final dividend                                  Mgmt          For                            For

2.II   Declare a special dividend                                Mgmt          For                            For

3.I.a  Re-elect Mr. Iain Ferguson Bruce as a Director            Mgmt          For                            For

3.I.b  Re-elect Mr. Ian Charles Stone as a Director              Mgmt          For                            For

3.II   Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' remuneration

4.     Re-appoint Auditors and authorize the Board               Mgmt          For                            For
       of Directors to fix their remuneration

5.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and dispose of additional shares in the
       Company and to make or grant offers, agreements,
       options or warrants which would or might require
       the exercise of such powers, during and after
       the relevant period, the aggregate nominal
       value of share capital allotted or agreed [whether
       pursuant to an option or otherwise] by the
       Directors of the Company pursuant to the mandate
       in this resolution, otherwise than pursuant
       to: i) a Rights Issue, or ii) any Option Scheme
       or similar arrangement for the time being adopted
       for the grant or issue to the officers and/or
       employees of the Company and/or any of its
       subsidiaries of shares or rights to acquire
       shares of the Company or iii) any scrip dividend
       or similar arrangement pursuant to the Articles
       of Association of the Company from time to
       time, shall not exceed 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of this Resolution
       and the said mandate shall be limited accordingly;
       [Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or by Law to be held]

6.     Authorize the Directors of the Company, to purchase       Mgmt          For                            For
       or otherwise acquire shares of HKD 0.0001 each
       in the capital of the Company in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited,
       provided that the aggregate nominal amount
       of shares so purchased or otherwise acquired
       shall not exceed 10% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of this resolution; and
       [Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Articles of Association
       of the Company or by law to be held]

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       shares which are purchased or otherwise acquired
       by the Company pursuant to Resolution 6 be
       added to the aggregate nominal amount of the
       shares which may be issued pursuant to Resolution
       5

--------------------------------------------------------------------------------------------------------------------------
 TIAN AN CHINA INVESTMENTS CO LTD, HONG KONG                                                 Agenda Number:  701676302
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y88170207                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  05-Sep-2008
        ISIN:  HK0028013271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the conditional contract               Mgmt          For                            For
       dated 08 JUL 2008 [the Agreement] entered into
       between the Company as the vendor, Tian An
       Hung Kai Group Company Limited as the purchaser,
       Mr. Fong Ting as the purchaser's guarantor
       and Guo Wei International Trading and Investment
       Company Limited, for (i) the sale and purchase
       of the entire equity interests in Tian An [Guang
       Zhou] Investments Co., Ltd. at an aggregate
       consideration of RMB 150,000,000 [equivalent
       to approximately HKD 170,455,000] [subject
       to adjustments]; and (ii) all other transactions
       contemplated in the Agreement [a copy of which
       has been produced to the Meeting marked A and
       signed by the Chairman of the Meeting for the
       purpose of identification and authorize any
       Director of the Company for and on behalf of
       the Company, amongst other matters, to sign,
       execute, perfect, deliver or to authorize signing,
       executing, perfecting and delivering all such
       documents and deeds, and to do or authorize
       doing all such acts, matters and things as
       he may in his discretion consider necessary,
       expedient or desirable to give effect to and
       implement the terms of the Agreement

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 TIAN AN CHINA INVESTMENTS CO LTD, HONG KONG                                                 Agenda Number:  701893845
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y88170207                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  HK0028013271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditor
       for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Patrick Lee Seng Wei as a Director           Mgmt          For                            For

3.B    Re-elect Mr. Ma Sun as a Director                         Mgmt          For                            For

3.C    Re-elect Mr. Edwin Lo King Yau as a Director              Mgmt          For                            For

3.D    Re-elect Dr. Moses Cheng Mo Chi as a Director             Mgmt          For                            For

3.E    Re-elect Mr. Song Zengbin as a Director                   Mgmt          For                            For

3.F    Approve to fix the Directors' fee                         Mgmt          For                            For

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the Board of Directors to fix
       its remuneration

5.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to allot, issue or otherwise
       deal with additional shares of the Company
       [shares] or securities convertible into shares,
       or options, warrants or similar rights to subscribe
       for any shares and to make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution, otherwise than pursuant to i) a
       rights issue [as specified]; or ii) the exercise
       of rights of subscription or conversion attaching
       to any warrants issued by the Company or any
       securities which are convertible into shares;
       or iii) the exercise of any option granted
       under any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to employees of the Company and/or any
       of its subsidiaries of any options to subscribe
       for, or rights to acquire shares; and iv) any
       scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares, in accordance
       with the Articles of Association of the Company
       from time to time; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable Laws to be held]

5.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to repurchase shares and
       outstanding warrants of the Company, during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       any other Stock Exchange on which the shares
       of the Company may be listed and recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       under the Hong Kong Code on share repurchases,
       subject to and in accordance with all applicable
       Laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue at the date of passing
       this resolution and 10% of the Warrants at
       the date of the passing of this resolution
       respectively; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable Laws to be held]

5.C    Approve, conditional upon the passing of Resolution       Mgmt          For                            For
       5[A] and 5[B] as specified, to extend the general
       mandate granted to the Directors to exercise
       the powers of the Company to allot, issue or
       otherwise deal with additional securities of
       the Company pursuant to Resolution 5[A] as
       specified and by the addition thereto the number
       of such shares repurchased by the Company under
       the authority granted pursuant to Resolution
       5[B] as specified, not exceeding 10% of the
       aggregate number of shares in issue at the
       date of the passing of this Resolution
--------------------------------------------------------------------------------------------------------------------------
 TURKIYE GARANTI BANKASI A S                                                                 Agenda Number:  701835867
--------------------------------------------------------------------------------------------------------------------------
    Security:  M4752S106                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  02-Apr-2009
        ISIN:  TRAGARAN91N1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE
       ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE

1.     Opening and formation of the Board of Presidency          Mgmt          For                            For

2.     Authorize the Board of Presidency for the execution       Mgmt          For                            For
       of the minutes of the meeting

3.     Receive the annual report and the Auditors reports        Mgmt          For                            For

4.     Approve the balance sheet, profit and loss accounts       Mgmt          For                            For
       and dividend distribution

5.     Appoint the Members of Board of Directors in              Mgmt          For                            For
       order to fulfill the residual term of positions
       of Members vacated during the year

6.     Approve to release of Members of the Board of             Mgmt          For                            For
       Directors and the Auditors

7.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and the Auditors

8.     Approve to determine the remuneration of the              Mgmt          For                            For
       Members of the Board of Directors and the Auditors

9.     Approve the charitable donations                          Mgmt          For                            For

10.    Grant authority for the Members of the Board              Mgmt          For                            For
       of Directors to do business with the bank in
       accordance with Articles 334 and 335 of Turkish
       Commercial Code

--------------------------------------------------------------------------------------------------------------------------
 ULTRAPETROL (BAHAMAS) LIMITED                                                               Agenda Number:  932956393
--------------------------------------------------------------------------------------------------------------------------
    Security:  P94398107                                                             Meeting Type:  Annual
      Ticker:  ULTR                                                                  Meeting Date:  08-Oct-2008
        ISIN:  BSP943981071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE APPROVAL OF FINANCIAL STATEMENTS OF THE               Mgmt          For                            For
       COMPANY FOR THE YEAR ENDED 31 DECEMBER, 2007
       AND AUDITORS REPORT THEREON. APPROVAL OF THE
       AUDITED FINANCIAL STATEMENTS AND AUDITORS REPORT.

2A     RE-ELECTION OF THE DIRECTOR: FELIPE MENENDEZ              Mgmt          For                            For
       ROSS

2B     RE-ELECTION OF THE DIRECTOR: RICARDO MENENDEZ             Mgmt          For                            For
       ROSS

2C     RE-ELECTION OF THE DIRECTOR: JAMES F. MARTIN              Mgmt          For                            For

2D     RE-ELECTION OF THE DIRECTOR: KATHERINE A. DOWNS           Mgmt          For                            For

2E     RE-ELECTION OF THE DIRECTOR: LEONARD J. HOSKINSON         Mgmt          For                            For

2F     RE-ELECTION OF THE DIRECTOR: MICHAEL C. HAGAN             Mgmt          For                            For

2G     RE-ELECTION OF THE DIRECTOR: GEORGE WOOD                  Mgmt          For                            For

03     TO RATIFY AND CONFIRM ALL ACTS, TRANSACTIONS              Mgmt          For                            For
       AND PROCEEDINGS OF DIRECTORS, OFFICERS AND
       EMPLOYEES FOR THE FINANCIAL YEAR ENDED 31 DECEMBER,
       2007 AND INDEMNIFYING THE DIRECTORS, OFFICERS
       AND EMPLOYEES AGAINST ALL CLAIMS, ACTIONS AND
       PROCEEDINGS THAT MAY BE BROUGHT AGAINST THEM,
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

--------------------------------------------------------------------------------------------------------------------------
 URALKALI JSC                                                                                Agenda Number:  702022310
--------------------------------------------------------------------------------------------------------------------------
    Security:  91688E206                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  30-Jun-2009
        ISIN:  US91688E2063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the procedure of the AGM of shareholders          Mgmt          No vote                        *
       of OJSC Uralkali

2.     Approve the annual report of OJSC Uralkali for            Mgmt          No vote                        *
       2008

3.     Approve the annual accounting statements of               Mgmt          No vote                        *
       OJSC Uralkali for 2008

4.     Approve the profit distribution of OJSC Uralkali          Mgmt          No vote                        *
       by results of 2008: 1) not to pay to the Members
       of the Board of Directors the remuneration
       by results of OJSC Uralkali's activity for
       the year of account, provided by the regulations
       on the Board of Directors of OJSC Uralkali
       [approved by the decision of the general meeting
       of shareholders of OJSC Uralkali, MOM No 13
       dated 28 JUN 2002]; 2) pursuant to the regulations
       on the Audit Committee of the Board of Directors
       of OJSC Uralkali and the regulations on the
       information disclosure Committee of the Board
       of Directors of OJSC Uralkali, the regulations
       on the human resources and remuneration Committee
       of the Board of Directors of OJSC Uralkali
       to assign the amount at the rate of RUR 14,464,4
       thousand for payment of remuneration to the
       Board Members who are the Independent Directors,
       for their activities as Board Committees Members;
       3) no to distribute the remaining part of the
       profit by the results of 2008 at the rate of
       RUR 20,967,560,2 thousand [the amount excluding
       the part of the profit distributed as dividends
       by the results of the first half of 2008]

5.1    Elect Elena V. Bormaleva as a Member of the               Mgmt          No vote                        *
       Audit Commission of OJSC Uralkali; pursuant
       to the charter of OJSC Uralkali

5.2    Elect Natalya V. Zhuravleva as a Member of the            Mgmt          No vote                        *
       Audit Commission of OJSC Uralkali; pursuant
       to the charter of OJSC Uralkali

5.3    Elect Elena A. Radaeva as a Member of the Audit           Mgmt          No vote                        *
       Commission of OJSC Uralkali; pursuant to the
       charter of OJSC Uralkali

5.4    Elect Irina V. Razumova as a Member of the Audit          Mgmt          No vote                        *
       Commission of OJSC Uralkali; pursuant to the
       charter of OJSC Uralkali

5.5    Elect Alexei M. Yakovlev as a Member of the               Mgmt          No vote                        *
       Audit Commission of OJSC Uralkali; pursuant
       to the charter of OJSC Uralkali

6.     Approve the Limited Liability Company Auditing            Mgmt          No vote                        *
       Firm "Buhgalterskie Auditorskie Traditsii audit"
       [LLC Auditing Firm "BAT-Audit"] as the Auditor
       of OJSC Uralkali for 2009

       PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO             Non-Voting
       THIS RESOLUTION REGARDING THE ELECTION OF DIRECTORS.
       STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR
       THIS MEETING. PLEASE NOTE THAT ONLY A VOTE
       "FOR" THE DIRECTOR WILL BE CUMULATED. PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       IF YOU HAVE ANY QUESTIONS.

7.1    Elect Mihail Vyacheslavovich Antonov as a Member          Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.2    Elect Anna Aleksandrovna Batarina as a Member             Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.3    Elect Vladislav Arturovich Baumgertner as a               Mgmt          No vote                        *
       Member of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.4    Elect Viktor Nikolaevich Belyakov as a Member             Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.5    Elect Jury Valeryevich Gavrilov as a Member               Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.6    Elect Andrey Rudolfovich Konogorov as a Member            Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.7    Elect Anatoly Anatolyevich Lebedev as a Member            Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.8    Elect Kuzma Valeryevich Marchuk as a Member               Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.9    Elect Vladimir Eduardovich Ruga as a Member               Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.10   Elect Dmitry Yevgenyevich Rybolovlev as a Member          Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.11   Elect Hans Jochum Horn as a Member of the Board           Mgmt          No vote                        *
       of Directors of OJSC 'Uralkali'; pursuant to
       the charter of OJSC Uralkali

7.12   Elect Marina Vladimirovna Shvetsova as a Member           Mgmt          No vote                        *
       of the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

7.13   Elect Ilya Arturovich Yuzhanov as a Member of             Mgmt          No vote                        *
       the Board of Directors of OJSC 'Uralkali';
       pursuant to the charter of OJSC Uralkali

8.1    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Customer] and OJSC 'Galurgia' [Contractor,
       Performer] of work contracts [including the
       work contracts for design and survey works],
       contracts for research and development works,
       contracts for engineering development and process
       design works as the interested party transactions;
       and which may be concluded in the future by
       OJSC 'Uralkali' in the course of its usual
       business activity, having determined that the
       ceiling amount to which the specified transactions
       may be concluded is RUR 900 million

8.2    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Customer] and the Contractors [Performers]:
       1) LLC 'SMT BShSU' and [or] 2) CJSC 'Novaya
       Nedvizhimost' and [or] 3) LLC 'Vagonoe Depo
       Balahontsy' and [or] 4) LLC 'Satellit-Service'
       of work contracts, paid service contracts as
       the interested party transactions; and which
       may be concluded in the future by OJSC 'Uralkali'
       in the course of its usual business activity,
       having determined that the ceiling amount to
       which the specified transactions may be concluded
       is RUR 4,800 million

8.3    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Customer] and LLC 'Polyclinic Uralkali-Med'
       [Performer] of paid service contracts as the
       interested party transactions; and which may
       be concluded in the future by OJSC 'Uralkali'
       in the course of its usual business activity,
       having determined that the ceiling amount to
       which the specified transactions may be concluded
       is RUR 35 million

8.4    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Customer] and the Sellers: 1) LLC 'Mashinostroitelnoe
       predpriyatie 'Kurs' and [or] 2) LLC 'SMT 'BShSU'
       and [or] 3) LLC 'Satellit- Service' and [or]
       4) CJSC 'Avtotranskali' and [or] 5) LLC 'Vagonoe
       Depo Balahontsy' and [or] 6) CJSC Novaya Nedvizhimost'
       of sales contracts as the interested party
       transactions; and which may be concluded in
       the future by OJSC 'Uralkali' in the course
       of its usual business activity, having determined
       that the ceiling amount to which the specified
       transactions may be concluded is RUR 1200 million

8.5    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Seller] and the Customers: 1) LLC 'SMT 'BShSU'
       and [or] 2) CJSC 'Avtotranskali' and [or] 3)
       LLC 'Vagonoe Depo Balahontsy' and [or] 4) CJSC
       Novaya Nedvizhimost' of sales contracts as
       the interested party transactions; and which
       may be concluded in the future by OJSC 'Uralkali'
       in the course of its usual business activity,
       having determined that the ceiling amount to
       which the specified transactions may be concluded
       is RUR 100 million

8.6    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Lessor] and the Lessees: 1) LLC 'SMT 'BShSU'
       and [or] 2) LLC 'Vagonoe Depo Balahontsy' and
       [or] 3) CJSC 'Avtotranskali' and [or] 4) LLC
       'Satellit-Service' and [or] 5) LLC 'Polyclinic
       Uralkali-Med' of lease contracts as the interested
       party transactions; and which may be concluded
       in the future by OJSC 'Uralkali' in the course
       of its usual business activity, having determined
       that the ceiling amount to which the specified
       transactions may be concluded is RUR 155 million

8.7    Approve the conclusion between OJSC 'Uralkali'            Mgmt          No vote                        *
       [Sublicensee] and LLC 'Satellit-Service' [Sublicensor]
       of sublicense contracts as the interested party
       transactions; and which may be concluded in
       the future by OJSC 'Uralkali' in the course
       of its usual business activity, having determined
       that the ceiling amount to which the specified
       transactions may be concluded is RUR 20 million

--------------------------------------------------------------------------------------------------------------------------
 WELSPUN-GUJARAT STAHL ROHREN LTD                                                            Agenda Number:  701677265
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9535F120                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  04-Sep-2008
        ISIN:  INE191B01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the balance sheet as at 31              Mgmt          For                            For
       MAR 2008 and the Profit and Loss account for
       the YE on that date and the report of the Directors
       and the Auditors thereon

2.     Declare the dividend on Equity Shares                     Mgmt          For                            For

3.     Re-appoint Mr. Braja K. Mishra as a Director,             Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. K.H. Viswanathan as a Director,            Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Rajkumar Jain as a Director,               Mgmt          For                            For
       who retires by rotation

6.     Re-appoint M/s. MGB & Co., Chartered Accountants          Mgmt          For                            For
       as the Statutory Auditors, who retires at the
       meeting

7.     Re-appoint, pursuant to Section 198, 269, 309             Mgmt          For                            For
       and 310 and other applicable provisions, if
       any, of the Companies Act, 1956 [the Act] and
       Schedule XIII to the Act and subject to such
       other approvals as may be required under the
       Act or otherwise, Mr. M.L. Mittal, as a Executive
       Director Finance of the Company, liable to
       retire by rotation, for a period of 5 years
       with effective from 01 JUL 2008 on an aggregate
       remuneration up to a limit of INR 90 lacs per
       annum irrespective of adequacy of profits;
       Mr. M.L. Mittal be eligible to participate
       in the Employee Stock Option Scheme as approved
       by the Company; authorize the Board of Directors
       to vary, alter, increase, enhance or widen
       the scope of the remuneration, to the extent
       specified in Schedule XIII and other applicable
       provisions, if any of the Act as amended from
       time to time; to increase the aforesaid remuneration
       with effective from 01 APR 2009 and thereafter
       at the end of every 12 months by not more than
       25% of the remuneration drawn in the preceding
       FY; and to enter into agreement/issue letter
       of increase in remuneration and to do all such
       acts, deeds, matters and things as may be considered
       necessary, desirable or expedient for the purpose
       of giving effect to this resolution

8.     Approve, pursuant to Section 198, 309 and 310             Mgmt          For                            For
       and other applicable provisions, if any, of
       the Companies Act, 1956 [the Act] and Schedule
       XIII to the Act and subject to such other approval,
       sanction if any, as may be required under the
       Act or other wise, to increase the remuneration
       of Mr. Braja K. Mishra as a Chief Executive
       Officer and Executive Director with effective
       from 01 APR 2008 from INR 150 Lacs per annum
       to INR 200 Lacs per annum irrespective of adequacy
       of profits; that Mr. Braja K. Mishra be eligible
       to participate in the Employee Stock Option
       Scheme as may be approved by the Company; and
       authorize the Board of Directors to vary, alter,
       increase, enhance or widen the scope of the
       remuneration, to the extent specified in Schedule
       XIII and other applicable provisions, if any
       of the Act as amended from time to time; to
       increase the aforesaid remuneration with effective
       from 01 APR 2009 and thereafter at the end
       of every 12 months by not more than 25% of
       the remuneration drawn in the preceding FY;
       and to enter into agreement/issue letter of
       increase in remuneration and to do all such
       acts, deeds, matters and things as may be considered
       necessary, desirable or expedient for the purpose
       of giving effect to this resolution

--------------------------------------------------------------------------------------------------------------------------
 WELSPUN-GUJARAT STAHL ROHREN LTD                                                            Agenda Number:  701690085
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9535F120                                                             Meeting Type:  OTH
      Ticker:                                                                        Meeting Date:  08-Sep-2008
        ISIN:  INE191B01025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 499477 DUE TO RECEIPT OF PAST RECORD DATE.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Amend, pursuant to Section 16, 17, 192-A and              Mgmt          Take No Action                 *
       other applicable provisions, if any, of the
       Companies Act, 1956 [the Act], Clause III(C)
       [the Other Objects] of the Memorandum of Association
       of the Company by the addition of the specified
       Clauses as Clause III(C) 65 to Clause III(C)
       68 after the existing last Clause (III) (C)
       64; and authorize the Board of Directors or
       the Committee thereof to take such steps as
       may be necessary to give effect to the above
       resolution

S.2    Approve, subject to such statutory approvals              Mgmt          Take No Action                 *
       as may be necessary and pursuant to Section
       149(2A) of the Companies Act, 1956, the commencement,
       by the Company, of any or all of the businesses
       specified in Clause III(C) 65 to Clause III
       (C) 68 of the Memorandum of Association; and
       authorize the Board of Directors or the Committee
       thereof to take such steps as may be necessary
       to give effect to the above resolution

S.3    Approve that, pursuant to provisions of Section           Mgmt          Take No Action                 *
       146 of the Companies Act, 1956 [the Act] and
       subject to such approvals as may be required
       under the Act, the registered office of the
       Company be shifted from "Village Jolva & Vadadla,
       Near Dahej, Taluka Vagra, Dist, Bharuch, Gujarat
       392130" to "Welspun City, Village Versamedi,
       Taluka Anjar, Dist. Kutch, Gujarat 370110";
       and authorize the Board of Directors or the
       Committee thereof to take such steps as may
       be necessary to give effect to the above resolution

--------------------------------------------------------------------------------------------------------------------------
 WILMAR INTERNATIONAL LTD                                                                    Agenda Number:  701878867
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9586L109                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  SG1T56930848
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       YE 31 DEC 2008 and the reports of the Directors
       and Auditors thereon

2.     Approve the payment of a final tax exempt [one-tier]      Mgmt          For                            For
       dividend of SGD 0.045 per ordinary share for
       the YE 31 DEC 2008

3.     Approve the payment of Directors' fees of SGD             Mgmt          For                            For
       360,000 for the YE 31 DEC 2008 [2006: SGD 150,000]

4.     Re-elect Mr. Kuok Khoon Hong as a Director                Mgmt          For                            For

5.     Re-elect Mr. Yeo Teng Yang as a Director who              Mgmt          For                            For
       retires under Article 104

6.     Re-elect Mr. Tay Kah Chye as a Director who               Mgmt          For                            For
       retires under Article 104

7.     Re-elect Mr. Kwah Thiam Hock as a Director who            Mgmt          For                            For
       retires under Article 104

8.     Re-elect Mr. Kuok Khoon Ho as a Director who              Mgmt          For                            For
       retires under Article 108

9.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company and authorize the Directors to
       fix their remuneration

10.    Approve, for the renewal of the mandate for               Mgmt          For                            For
       the purposes of Chapter 9 of the Listing Manual
       of Singapore Exchange Securities Trading Limited,
       for the Company, its subsidiaries and associated
       Companies [within the meaning of the said Chapter
       9] or any of them to enter into transactions
       falling within the categories of Interested
       Person Transactions as set out in the Company's
       Addendum to Shareholders dated 02 APR 2009
       [being an addendum to the Annual Report of
       the Company for the FYE 31 DEC 2008 [the Addendum],
       with any party who is of the class or classes
       of interested persons described in the Addendum,
       provided that such transactions are carried
       out on normal commercial terms and will not
       be prejudicial to the interests of the Company
       and its minority shareholders and are in accordance
       with the procedures as set out in the Addendum
       [the IPT Mandate]; [authority expires until
       the next AGM of the Company is held or is required
       by law to be held]; and authorize the Directors
       of the Company and/or to do all such acts and
       things [including, without limitation, executing
       all such documents as may be required] as they
       and/or he may consider expedient or necessary
       or in the interests of the Company to give
       effect to the IPT Mandate and/or this resolution

11.    Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 161 of the Companies Act, Chapter
       50, and the listing rules of the Singapore
       Exchange Securities Trading Limited [the ''SGX-ST'']
       (including any supplemental measures thereto
       from time to time),to: issue shares in the
       capital of the Company whether by way of rights,
       bonus or otherwise; make or grant offers, agreements
       or options [collectively, Instruments] that
       might or would require shares to be issued
       or other transferable rights to subscribe for
       or purchase shares including but not limited
       to the creation and issue of warrants, debentures
       or other instruments convertible into shares;
       and issue additional Instruments arising from
       adjustments made to the number of Instruments
       previously issued, while the authority conferred
       by shareholders was in force, in accordance
       with the terms of issue of such Instruments,
       [notwithstanding that such authority conferred
       by shareholders may have ceased to be in force];
       at any time and upon such terms and conditions
       and for such purposes and to such persons as
       the Directors may in their absolute discretion
       deem fit; and [notwithstanding the authority
       conferred by the shareholders may have ceased
       to be in force] issue shares in pursuance of
       any Instrument made or granted by the Directors
       while the authority was in force or any additional
       Instrument referred to in [a][iii] above provided
       always that the aggregate number of shares
       to be issued pursuant to this resolution [including
       shares to be issued in pursuance of Instruments
       made or granted pursuant to this resolution]
       does not exceed 50% of the issued shares [excluding
       treasury shares] in the capital of the Company,
       of which the aggregate number of shares [including
       shares to be issued in pursuance of Instruments
       made or granted pursuant to this resolution]
       to be issued other than on a pro rata basis
       to shareholders of the Company does not exceed
       20% of the issued shares [excluding treasury
       shares] in the capital of the Company, and
       for the purpose of this resolution, the percentage
       of the issued shares shall be based on the
       number of issued shares [excluding treasury
       shares] in the capital of the Company at the
       time this resolution is passed, after adjusting
       for: new shares arising from the conversion
       or exercise of convertible securities that
       have been approved or may be approved by shareholders
       from time to time; new shares arising from
       exercising share options or vesting of share
       awards outstanding or subsisting at the time
       of the passing resolution, provided the options
       or awards were granted in compliance with Part
       VIII of Chapter 8 of the Listing Manual of
       SGX-ST; and any subsequent bonus issue, consolidation
       or subdivision of the Company's shares; and
       [Authority expired earlier the conclusion of
       the next AGM or the date by which the next
       AGM of the Company is required by law to be
       held]

12.    Authorize the Directors of the Company to offer           Mgmt          For                            For
       and grant options from time to time in accordance
       with the provisions of the Wilmar Executives'
       Share Option Scheme [the ''Option Scheme'']
       and, pursuant to Section 161 of the Companies
       Act, Chapter 50, to allot and issue from time
       to time such number of shares in the capital
       of the Company as may be required to be issued
       pursuant to the exercise of options granted
       [while the authority conferred by this resolution
       is in force] under the Option Scheme, notwithstanding
       that the authority conferred by this resolution
       may have ceased to be in force, provided that
       the aggregate number of shares to be issued
       pursuant to the Option Scheme and all other
       share-based incentive schemes of the Company
       [if any] shall not exceed 15% of the total
       number of issued shares [excluding treasury
       shares] of the capital of the Company from
       time to time, as determined in accordance with
       the provisions of the Option Scheme

13.    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to the provisions of the Listing Manual of
       the Singapore Exchange Securities Trading Limited
       [ the "SGX-ST"] [including the supplemental
       measures thereto from time to time] to- (i)
       undertake placements of new shares on a pro
       rata basis priced at a discount exceeding 10%
       but not more than 20% to the weighted average
       price for trades done on the SGX-ST for the
       full market day on which the placement or subscription
       agreement is signed, or based on the trades
       done on the preceding market day up to the
       time the placement agreement is signed in the
       event that the trading in the Company's shares
       is not available for a full market day; [Authority
       expires whichever is earlier at the conclusion
       of the next AGM or the date by which the next
       AGM of the Company or 31 DEC 2010]

--------------------------------------------------------------------------------------------------------------------------
 WILMAR INTERNATIONAL LTD                                                                    Agenda Number:  701878982
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9586L109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  SG1T56930848
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, clause in the Memorandum of Association            Mgmt          For                            For
       of the Company in the manner and to the extent
       as specified

S.2    Adopt, regulations of the Company contained               Mgmt          For                            For
       in the new Articles of Association of the Company
       as specified and submitted to this Meeting
       be approved and adopted as the Articles of
       Association of the Company in substitution
       for, and to the exclusion of, the existing
       Articles of Association of the Company

--------------------------------------------------------------------------------------------------------------------------
 WILMAR INTERNATIONAL LTD                                                                    Agenda Number:  701879009
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9586L109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  SG1T56930848
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the Wilmar Executives Share Option Scheme           Mgmt          For                            For
       2009 the rules as specified, authorize the
       Directors of the Company to establish and administer
       the Option Scheme; to modify and/or amend the
       option scheme from time to time provided that
       such modifications and/or amendments are effected
       in accordance with the provisions of the option
       Scheme and to do all such acts and to enter
       into all such transactions, arrangements and
       agreements as may be necessary or expedient
       in order to give full effect to the option
       scheme; and to offer and grant option(s) in
       accordance with the rules of the Option Scheme
       and to allot and issue from time to time such
       number of shares in the capital of the Company
       as may be required to be issued pursuant to
       the exercise of the option(s) under the option
       scheme

2.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to and contingent upon the passing of ordinary
       resolution 1, to offer and grant option(s)
       in accordance with the rules of the option
       scheme with exercise prices set at a discount
       to the Market Price, provided that such discount
       does not exceed the relevant limits set by
       Singapore Exchange Securities Trading Limited

3.     Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of ordinary resolution 1, the participation
       of Mr. Kuok Khoon Hong, a controlling shareholder
       of the Company, in the Option Scheme

4.     Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of ordinary resolution 1, the participation
       of Mr. Martua Sitorus, a controlling shareholder
       of the Company, in the option scheme

5.     Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of ordinary resolutions 1, 2 and 3
       to offer and grant to Mr. Kuok Khoon Hong,
       a controlling shareholder of the Company, of
       option(s) pursuant to and in accordance with
       the rules of the Option Scheme on the following
       terms as specified; and authorize the Directors
       to allot and issue shares upon the exercise
       of such option; proposed date of grant of option:
       any time within a period of 4 weeks from the
       date of the EGM; number of shares comprised
       in the proposed option: 1,000,000 shares subject
       to rule 6 of the option scheme; exercise price
       per share: market price; exercise period: exercisable
       at any time after the first anniversary of
       the date of grant and up to the 5th anniversary
       of the date of grant

6.     Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of ordinary resolutions 1, 2 and 4
       the proposed offer and grant to Mr. Martua
       Sitorus, a controlling shareholder of the Company,
       of option pursuant to and in accordance with
       the rules of the option scheme as specified;
       and the authorize the Directors to allot and
       issue Shares upon the exercise of such option;
       proposed date of grant of option: any time
       within a period of 4 weeks from the date of
       the EGM; number of shares comprised in the
       proposed option: 800,000 shares subject to
       rule 6 of the option scheme; exercise price
       per share: market price; exercise period: exercisable
       at any time after the 1st anniversary of the
       date of grant and up to the 5th anniversary
       of the date of grant

--------------------------------------------------------------------------------------------------------------------------
 WILMAR INTERNATIONAL LTD                                                                    Agenda Number:  701879011
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9586L109                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  29-Apr-2009
        ISIN:  SG1T56930848
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Share Purchase Committee, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50 of Singapore [the
       Act], to purchase or otherwise acquire issued
       ordinary shares of the Company [the Shares]
       not exceeding in aggregate the prescribed limit
       [means 10% of the total number of issued Shares
       excluding Treasury Shares as at the date of
       the passing of this Ordinary Resolution], at
       such price or prices as may be determined by
       the Share Purchase Committee from time to time
       up to the Maximum Price [in relation to a Share
       to be purchased, means an amount [excluding
       brokerage, stamp duties, commission, applicable
       goods and services tax and other related expenses]
       not exceeding: [i] in the case of an On-Market
       Share Purchase, 105% of the Average Closing
       Price; and in the case of an Off-Market Share
       Purchase, 120% of the Average Closing Price
       [the average of the closing market prices of
       a Share over the last 5 Market Days [Market
       Day being a day on which the SGX-ST is open
       for securities trading], on which transactions
       in the Shares were recorded, immediately preceding
       the date of making the On- Market Share Purchase
       or, as the case may be, the date of making
       an announcement for an offer pursuant to the
       Off-Market Share Purchase, and deemed to be
       adjusted for any corporate action that occurs
       after the relevant 5 Market Days], whether
       by way of: [i] on-market purchases [each an
       On-Market Share Purchase] on the Singapore
       Exchange Securities Trading Limited [the SGX-ST];
       and/or [ii] off-market purchases [each an Off-Market
       Share Purchase] effected in accordance with
       any equal access scheme[s] as may be determined
       or formulated by the Share Purchase Committee
       as they may consider fit, which scheme[s] shall
       satisfy all the conditions prescribed by the
       Act, and otherwise in accordance with all other
       laws and regulations and rules of the SGX-ST
       as may for the time being be applicable, and
       approved generally and unconditionally [the
       Share Purchase Mandate]; and authorize the
       Directors of the Company and/or each of them
       to complete and do all such acts and things
       as they and/or he may consider necessary, desirable,
       expedient, incidental or in the interests of
       the Company to give effect to the transactions
       contemplated and/or authorized by this ordinary
       resolution; [Authority expires at the earlier
       of: i] the date on which the next AGM of the
       Company is held or ii] the date by which the
       next AGM of the Company is required by law
       to be held or iii] the date on which the purchase
       of Shares by the Company pursuant to the Share
       Purchase Mandate is carried out to the full
       extent mandated]

--------------------------------------------------------------------------------------------------------------------------
 WISTRON CORP                                                                                Agenda Number:  701972211
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y96738102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  23-Jun-2009
        ISIN:  TW0003231007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.1    Business Report of Year 2008                              Non-Voting

I.2    Supervisors' Audit Report                                 Non-Voting

I.3    The Report regarding the revision of Rules and            Non-Voting
       Procedures of Board of Directors Meeting

IIA.1  Submitting [by the Board of Directors, "BOD"]             Mgmt          For                            For
       the Company's business report and financial
       statements for year 2008 for ratification

IIA.2  Submitting [by the Board of Directors] the proposal       Mgmt          For                            For
       for earnings distribution for Year 2008 for
       ratification.

IIA.3  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       that the Company increases capital by capitalization
       of the 2008 earnings distribution and issues
       new shares for discussion.

IIA.4  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to amend certain part of the Company's Articles
       of Incorporation

IIA.5  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to amend certain part of the Company's "Election
       Regulations of Directors and Supervisors".

III.1  Elect Mr. James K.F. Wu [Kuo-FengWu] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.2  Elect Mr. John Hsuan [Min-ChihHsuan] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.3  Elect Mr. Michael Tsai [Kuo-Chih Tsai] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.4  Elect Mr. Victor C.J. Cheng [Chung-JenCheng]              Mgmt          For                            For
       for the fifth Board of Directors [including
       Independent Directors] of the Company

III.5  Elect Mr. Simon Lin [Hsien-Ming Lin] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.6  Elect Mr. Stan Shih [Chen-Jung Shih] for the              Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.7  Elect Mr. Haydn Hsieh [hong-Po Hsieh] for the             Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.8  Elect Mr. Philip Peng [Chin-Bing Peng] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

III.9  Elect Mr. Robert Huang [Po-Tuan Huang] for the            Mgmt          For                            For
       fifth Board of Directors [including Independent
       Directors] of the Company

IVB.6  Submitting [by the Board of Directors] a proposal         Mgmt          For                            For
       to release the non-compete restriction of a
       Board of Director elected as an individual
       or as a legal representative.

IVB.7  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       Governing Endorsement and Guarantee.

IVB.8  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       Governing Loaning of Funds.

IVB.9  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Procedures
       of Assets Acquisition and Disposal.

IVB10  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Policies
       and Procedures Governing Foreign Exchange Risk
       Management of Financial Transactions.

IVB11  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       to amend certain part of the Company's Regulations
       for Long term and Short term Investment Management.

IVB12  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding issuing Series A preferred
       shares by private placement to expand the operation
       scope and to bring strategic investors.

IVB13  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion on issuance of new shares for
       capital increase in cash up to 150,000,000
       common shares with the purpose to issue GDR
       for the funds needed for overseas material
       purchase

IVB14  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding tax exemption from
       profit-enterprise income tax as the Company
       is qualified as new and developing important
       strategic industry after issuance of new shares
       from the capital increase by earnings recapitalization
       in Year 2006

IVB15  Submitting [by the Board of Directors] a resolution       Mgmt          For                            For
       for discussion regarding tax exemption from
       profit-enterprise income tax as the Company
       is qualified as new and developing important
       strategic industry after issuance of new shares
       from the capital increase by earnings recapitalization
       in Year 2007and capital increase by cash injection
       in Year 2008.

V.     Extemporary Motion                                        Non-Voting

VI.    Adjournment                                               Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 WOONGJIN THINKBIG CO LTD                                                                    Agenda Number:  701824713
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y9692W106                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  20-Mar-2009
        ISIN:  KR7095720009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING            Non-Voting
       OPTION IN KOREA. THANK YOU.

1.     Approve the financial statements                          Mgmt          For                            For

2.     Approve to change the Articles of Incorporation           Mgmt          For                            For

3.     Elect the internal Director                               Mgmt          For                            For

4.     Approve to set the Stock Option                           Mgmt          For                            For

5.     Approve to set the Stock Option by the decision           Mgmt          For                            For
       of Board of Directors

6.     Approve the remuneration limit of the Director            Mgmt          For                            For

7.     Approve the remuneration limit of the Auditor             Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701762153
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y97417102                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  23-Dec-2008
        ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR "AGAINST" ONLY FOR RESOLUTIONS
       1 TO 7. THANK YOU.

1.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Materials Supply Agreement between
       the Company and Yankuang Group Corporation
       Limited [the 'Parent Company'], as specified,
       and the continuing connected transactions contemplated
       thereunder together with the associated Proposed
       Annual Caps in respect of such transactions
       for each of the FY ending 31 DEC 2009 to 2011,
       details of which are more particularly described
       in the circular of the Company dated 07 NOV
       2008 [the 'Circular'] [Capitalized terms used
       in this notice shall have the same meanings
       as defined in the Circular unless otherwise
       expressly defined herein], and authorize the
       Directors of the Company to do all such acts
       and things and to sign all documents and to
       take any steps which in their absolute discretion
       considered to be necessary, desirable or expedient
       for the purpose of implementing and/or giving
       effect to and the transactions contemplated
       under the Provision of Materials Supply Agreement

2.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Labour and Services Supply Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2009 to 2011, details of which
       are more particularly described in the Circular;
       authorize the Directors of the Company to do
       all such acts and things and to sign all documents
       and to take any steps which in their absolute
       discretion considered to be necessary, desirable
       or expedient for the purpose of implementing
       and/or giving effect to and the transactions
       contemplated under the Provision of Labour
       and Services Supply Agreement

3.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Insurance Fund Administrative
       Services Agreement between the Company and
       the Parent Company, as specified, and the continuing
       connected transactions contemplated thereunder
       together with the associated annual estimates
       in respect of such transactions for each of
       the FY ending 31 DEC 2009 to 2011, details
       of which are more particularly described in
       the Circular, and authorize the Directors of
       the Company to do all such acts and things
       and to sign all documents and to take any steps
       which in their absolute discretion considered
       to be necessary, desirable or expedient for
       the purpose of implementing and/or giving effect
       to and the transactions contemplated under
       the Provision of Insurance Fund Administrative
       Services Agreement

4.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Coal Products and Materials Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2009 to 2011, details of which
       are more particularly described in the Circular;
       authorize the Directors of the Company to do
       all such acts and things and to sign all documents
       and to take any steps which in their absolute
       discretion considered to be necessary, desirable
       or expedient for the purpose of implementing
       and/or giving effect to and the transactions
       contemplated under the Provision of Coal Products
       and Materials Agreement

5.     Approve and ratify the entering into of the               Mgmt          For                            For
       Provision of Electricity and Heat Agreement
       between the Company and the Parent Company,
       as specified, and the continuing connected
       transactions contemplated thereunder together
       with the associated Proposed Annual Caps in
       respect of such transactions for each of the
       FY ending 31 DEC 2008 to 2011, details of which
       are more particularly described in the Circular;
       and authorize the Directors of the Company
       to do all such acts and things and to sign
       all documents and to take any steps which in
       their absolute discretion considered to be
       necessary, desirable or expedient for the purpose
       of implementing and/or giving effect to and
       the transactions contemplated under the Provision
       of Electricity and Heat Agreement

6.     Approve and ratify the terms of the Acquisition           Mgmt          For                            For
       Agreement entered into between the Company
       and the Controlling Shareholders for the Acquisition,
       as specified, and all the transactions contemplated
       therein; and the execution of the Acquisition
       Agreement by the Directors of the Company and
       authorize the Directors of the Company [or
       any one of them] to do all such acts and things,
       to sign and execute all such further documents
       and to take such steps as the Directors of
       the Company (or any one of them) may in their
       absolute discretion consider necessary, appropriate,
       desirable or expedient to give effect to or
       in connection with the Acquisition Agreements
       or any of the transactions contemplated thereunder
       and all other matters incidental thereto; for
       the purpose of this resolution: 'Acquisition'
       means the acquisition of the 74% equity interest
       in Shandong Hua Ju Energy Company Limited by
       the Company from the Controlling Shareholder
       pursuant to the Acquisition Agreement; 'Acquisition
       Agreement' means the conditional agreement
       dated 24 OCT 2008 entered into between the
       Company and the Controlling Shareholder for
       the Acquisition; 'Controlling Shareholder'
       means , Yankuang Group Corporation Limited,
       a wholly State-owned corporation and a controlling
       shareholder of the Company holding approximately
       52.86% of the total issued share capital of
       the Company

S.7    Approve the resolution in relation to the amendments      Mgmt          For                            For
       to the Articles 63, 64, 66, 166, 171, 202,
       218 and 219 of the Articles of Association
       of the Company and authorize the Board to do
       all such things as necessary in connection
       with such amendments as specified

--------------------------------------------------------------------------------------------------------------------------
 YANZHOU COAL MNG CO LTD                                                                     Agenda Number:  701777508
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y97417102                                                             Meeting Type:  CLS
      Ticker:                                                                        Meeting Date:  23-Jan-2009
        ISIN:  CNE1000004Q8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO              Non-Voting
       VOTE 'IN FAVOR' OR 'AGAINST' ONLY FOR RESOLUTION
       NUMBER 1. THANK YOU.

S.1    Approve, subject to the relevant period [as               Mgmt          For                            For
       specified] during which the Board may exercise
       the power of the Company to repurchase the
       issued H Shares of the Company on the Hong
       Kong Stock Exchange, subject to and in accordance
       with all applicable laws, rules and regulations
       and/or requirements of the governmental or
       regulatory body of securities in the PRC, the
       Hong Kong Stock Exchange or of any other governmental
       or regulatory body; the aggregate nominal value
       of H Shares of the Company authorized to be
       repurchased subject to the approval in paragraph
       (a) above during the relevant period shall
       not exceed 10% of the aggregate nominal value
       of the issued H Shares of the Company as at
       the date of the passing of this resolution;
       as the shareholders of the Company has given
       by way of a special resolution at the AGM held
       on 27 JUN 2008, such approval shall be conditional
       upon the passing of a special resolution in
       the same terms as the resolution as specified
       in this paragraph [except for this sub-paragraph
       (c)(i)] at the class meeting for holders of
       Domestic Shares of the Company to be held on
       Friday, 16 JAN 2009 [or on such adjourned date
       as may be applicable]; the approvals of the
       relevant PRC regulatory authorities as may
       be required by laws, rules and regulations
       of the PRC being obtained by the Company if
       appropriate; and the Company not being required
       by any of its creditors to repay or to provide
       guarantee in respect of any amount due to any
       of them [or if the Company is so required by
       any of its creditors, the Company having, in
       its absolute discretion, repaid or provided
       guarantee in respect of such amount] pursuant
       to the notification procedure as specified
       in Article 30 of the Articles of Association
       of the Company; authorize the Board of all
       relevant PRC regulatory authorities for the
       repurchase of such H Shares being granted,
       Amend the Articles of Association of the Company
       as it thinks fit so as to reduce the registered
       share capital of the Company and to reflect
       the new capital structure of the Company upon
       the repurchase of H Shares of the Company as
       contemplated and for the purpose of this special
       resolution, [Authority expires the earlier
       of: the conclusion of the next AGM or 12 months]

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting
       IN MEETING DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

* Management position unknown

VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------------------------------------------------
 ADDAX PETROLEUM CORPORATION                                                                 Agenda Number:  933099106
--------------------------------------------------------------------------------------------------------------------------
    Security:  00652V102                                                             Meeting Type:  Annual
      Ticker:  ADXTF                                                                 Meeting Date:  25-Jun-2009
        ISIN:  CA00652V1022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     REAPPOINTMENT OF DELOITTE & TOUCHE LLP, CHARTERED         Mgmt          For                            For
       ACCOUNTANTS, AS AUDITOR OF THE CORPORATION
       FOR THE ENSUING YEAR, AT SUCH REMUNERATION
       AS MAY BE APPROVED BY THE AUDIT COMMITTEE OF
       THE CORPORATION.

02     DIRECTOR
       PETER DEY                                                 Mgmt          For                            For
       JEAN CLAUDE GANDUR                                        Mgmt          For                            For
       BRIAN ANDERSON                                            Mgmt          For                            For
       JAMES DAVIE                                               Mgmt          For                            For
       S. PAUL DE HEINRICH                                       Mgmt          For                            For
       GERRY MACEY                                               Mgmt          For                            For
       AFOLABI OLADELE                                           Mgmt          For                            For
       WESLEY TWISS                                              Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 AGNICO-EAGLE MINES LIMITED                                                                  Agenda Number:  933039491
--------------------------------------------------------------------------------------------------------------------------
    Security:  008474108                                                             Meeting Type:  Annual and Special
      Ticker:  AEM                                                                   Meeting Date:  30-Apr-2009
        ISIN:  CA0084741085
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LEANNE M. BAKER                                           Mgmt          For                            For
       DOUGLAS R. BEAUMONT                                       Mgmt          For                            For
       SEAN BOYD                                                 Mgmt          For                            For
       CLIFFORD DAVIS                                            Mgmt          For                            For
       DAVID GAROFALO                                            Mgmt          For                            For
       BERNARD KRAFT                                             Mgmt          For                            For
       MEL LEIDERMAN                                             Mgmt          For                            For
       JAMES D. NASSO                                            Mgmt          For                            For
       MERFYN ROBERTS                                            Mgmt          For                            For
       EBERHARD SCHERKUS                                         Mgmt          For                            For
       HOWARD R. STOCKFORD                                       Mgmt          For                            For
       PERTTI VOUTILAINEN                                        Mgmt          For                            For

02     APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS              Mgmt          For                            For
       OF THE CORPORATION AND AUTHORIZING THE DIRECTORS
       TO FIX THEIR REMUNERATION.

03     AN ORDINARY RESOLUTION APPROVING AN AMENDMENT             Mgmt          For                            For
       TO AGNICO-EAGLE'S EMPLOYEE SHARE PURCHASE PLAN.

04     AN ORDINARY RESOLUTION APPROVING AN AMENDMENT             Mgmt          Against                        Against
       OF AGNICO-EAGLE'S STOCK OPTION PLAN.

05     AN ORDINARY RESOLUTION CONFIRMING THE AMENDMENTS          Mgmt          For                            For
       TO THE AMENDED AND RESTATED BY-LAWS OF THE
       COMPANY.

--------------------------------------------------------------------------------------------------------------------------
 ALPHA NATURAL RESOURCES, INC.                                                               Agenda Number:  933040216
--------------------------------------------------------------------------------------------------------------------------
    Security:  02076X102                                                             Meeting Type:  Annual
      Ticker:  ANR                                                                   Meeting Date:  20-May-2009
        ISIN:  US02076X1028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARY ELLEN BOWERS                                         Mgmt          No vote                        *
       JOHN S. BRINZO                                            Mgmt          No vote                        *
       HERMANN BUERGER                                           Mgmt          No vote                        *
       KEVIN S. CRUTCHFIELD                                      Mgmt          No vote                        *
       E. LINN DRAPER, JR.                                       Mgmt          No vote                        *
       GLENN A. EISENBERG                                        Mgmt          No vote                        *
       JOHN W. FOX, JR.                                          Mgmt          No vote                        *
       MICHAEL J. QUILLEN                                        Mgmt          No vote                        *
       TED G. WOOD                                               Mgmt          No vote                        *

02     TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION.       Mgmt          No vote                        *

03     TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT      Mgmt          No vote                        *
       AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 ANADARKO PETROLEUM CORPORATION                                                              Agenda Number:  933038374
--------------------------------------------------------------------------------------------------------------------------
    Security:  032511107                                                             Meeting Type:  Annual
      Ticker:  APC                                                                   Meeting Date:  19-May-2009
        ISIN:  US0325111070
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: ROBERT J. ALLISON, JR.              Mgmt          For                            For

1B     ELECTION OF DIRECTOR: PETER J. FLUOR                      Mgmt          For                            For

1C     ELECTION OF DIRECTOR: JOHN W. PODUSKA, SR.                Mgmt          For                            For

1D     ELECTION OF DIRECTOR: PAULA ROSPUT REYNOLDS               Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT    Mgmt          For                            For
       AUDITORS.

03     APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE             Mgmt          For                            For
       OF INCORPORATION, AS AMENDED.

04     STOCKHOLDER PROPOSAL - AMENDMENT TO NON-DISCRIMINATION    Shr           Against                        For
       POLICY.

--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  701729684
--------------------------------------------------------------------------------------------------------------------------
    Security:  G10877101                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  23-Oct-2008
        ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 500449 DUE TO SPLITTING OF RESOLUTIONS AND
       CHANGE IN VOTING STATUS. ALL VOTES RECEIVED
       ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for BHP Billiton Plc

2.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for BHP Billiton Limited

3.     Re-elect Mr. Paul Anderson as a Director of               Mgmt          For                            For
       BHP Billiton Plc

4.     Re-elect Mr. Paul Anderson as a Director of               Mgmt          For                            For
       BHP Billiton Limited

5.     Re-elect Mr. Don Argus as a Director of BHP               Mgmt          For                            For
       Billiton Plc

6.     Re-elect Mr. Don Argus as a Director of BHP               Mgmt          For                            For
       Billiton Limited

7.     Re-elect Dr. John Buchanan as a Director of               Mgmt          For                            For
       BHP Billiton Plc

8.     Re-elect Dr. John Buchanan as a Director of               Mgmt          For                            For
       BHP Billiton Limited

9.     Re-elect Mr. David Crawford as a Director of              Mgmt          For                            For
       BHP Billiton Plc

10.    Re-elect Mr. David Crawford as a Director of              Mgmt          For                            For
       BHP Billiton Limited

11.    Re-elect Mr. Jacques Nasser as a Director of              Mgmt          For                            For
       BHP Billiton Plc

12.    Re-elect Mr. Jacques Nasser as a Director of              Mgmt          For                            For
       BHP Billiton Limited

13.    Re-elect Dr. John Schubert as a Director of               Mgmt          For                            For
       BHP Billiton Plc

14.    Re-elect Dr. John Schubert as a Director of               Mgmt          For                            For
       BHP Billiton Limited

15.    Elect Mr. Alan Boeckmann as a Director of BHP             Mgmt          For                            For
       Billiton Plc

16.    Elect Mr. Alan Boeckmann as a Director of BHP             Mgmt          For                            For
       Billiton Limited

17.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           For                            Against
       elect Mr. Stephen Mayne as a Director of BHP
       Billiton Plc

18.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           For                            Against
       elect Mr. Stephen Mayne as a Director of BHP
       Billiton Limited

19.    Elect Dr. David Morgan as a Director of BHP               Mgmt          For                            For
       Billiton Plc

20.    Elect Dr. David Morgan as a Director of BHP               Mgmt          For                            For
       Billiton Limited

21.    Elect Mr. Keith Rumble as a Director of BHP               Mgmt          For                            For
       Billiton Plc

22.    Elect Mr. Keith Rumble as a Director of BHP               Mgmt          For                            For
       Billiton Limited

23.    Re-appoint KPMG Audit Plc as the Auditors of              Mgmt          For                            For
       BHP Billiton Plc and authorize the Board to
       determine their remuneration

24.    Grant authority to the issue of equity or equity-linked   Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of USD 277,983,328

S.25   Grant authority to the issue of equity or equity-linked   Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of USD 55,778,030

S.26   Authorize 223,112,120 BHP Billiton Plc ordinary           Mgmt          For                            For
       shares for market purchase

S27.1  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 30 APR 2009

S27.2  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 29 MAY 2009

S27.3  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 15 JUN 2009

S27.4  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 31 JUL 2009

S27.5  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 15 SEP 2009

S27.6  Approve to reduce the share capital of BHP Billiton       Mgmt          For                            For
       Plc by the cancellation of all the issued paid
       up shares of USD 0.50 nominal value each held
       by BHP Billiton Limited on 30 NOV 2009

28.    Approve the remuneration report for the YE 30             Mgmt          For                            For
       JUN 2008

29.    Amend BHP Billiton Plc Group Incentive Scheme             Mgmt          For                            For
       to BHP Billiton Limited Group Incentive Scheme

30.    Approve the grant of deferred shares and options          Mgmt          For                            For
       under the BHP Billiton Limited Group Incentive
       Scheme and the grant of performance shares
       under the BHP Billiton Limited Long Term Incentive
       Plan to the Executive Director, Mr. Marius
       J Kloppers as specified

31.    Approve, for all purposes, to increase maximum            Mgmt          For                            For
       aggregate remuneration paid by BHP Billiton
       Limited to all Non-Executive Directors together
       with the remuneration paid to those Non- Executive
       Directors by BHP Billiton Plc from USD 3,000,000
       to USD 3,800,000, including for the purposes
       of Article 76 of the Articles of Association
       of BHP Billion Plc

32.    Approve, for all purposes, to increase maximum            Mgmt          For                            For
       aggregate remuneration paid by BHP Billiton
       Limited to all Non-Executive Directors together
       with the remuneration paid to those Non- Executive
       Directors by BHP Billiton Plc from USD 3,000,000
       to USD 3,800,000, including for the purposes
       of Rule 76 of the Constitution of BHP Billion
       Limited and asx listing rule 10.17

S.33   Amend the article of association of BHP Billiton          Mgmt          For                            For
       Plc, with effect from the close of the 2008
       AGM of BHP Billiton Limited, as specified

S.34   Amend the Constitution of BHP Billiton Limited,           Mgmt          For                            For
       with the effect from the close the 2008 AGM
       of BHP Billiton Limited, as specified

--------------------------------------------------------------------------------------------------------------------------
 BPZ RESOURCES, INC                                                                          Agenda Number:  933089965
--------------------------------------------------------------------------------------------------------------------------
    Security:  055639108                                                             Meeting Type:  Annual
      Ticker:  BPZ                                                                   Meeting Date:  26-Jun-2009
        ISIN:  US0556391086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       DR ZUNIGA Y RIVERO                                        Mgmt          For                            For
       DENNIS G STRAUCH                                          Mgmt          For                            For

2      PROPOSAL TO RATIFY THE APPOINTMENT OF JOHNSON             Mgmt          For                            For
       MILLER & CO., CPA'S PC AS THE COMPANY'S INDEPENDENT
       PUBLIC ACCOUNTANTS.

--------------------------------------------------------------------------------------------------------------------------
 CABOT OIL & GAS CORPORATION                                                                 Agenda Number:  933016188
--------------------------------------------------------------------------------------------------------------------------
    Security:  127097103                                                             Meeting Type:  Annual
      Ticker:  COG                                                                   Meeting Date:  28-Apr-2009
        ISIN:  US1270971039
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

IA     ELECTION OF DIRECTOR: RHYS J. BEST                        Mgmt          For                            For

IB     ELECTION OF DIRECTOR: ROBERT KELLEY                       Mgmt          For                            For

IC     ELECTION OF DIRECTOR: P. DEXTER PEACOCK                   Mgmt          For                            For

II     TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE      Mgmt          For                            For
       OF INCORPORATION TO INCREASE THE AUTHORIZED
       COMMON STOCK OF THE COMPANY FROM 120,000,000
       SHARES TO 240,000,000 SHARES.

III    TO REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE        Mgmt          For                            For
       GOALS UNDER THE 2004 INCENTIVE PLAN.

IV     TO RATIFY THE APPOINTMENT OF THE FIRM PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE COMPANY FOR ITS 2009 FISCAL YEAR.

--------------------------------------------------------------------------------------------------------------------------
 CAMERON INTERNATIONAL CORPORATION                                                           Agenda Number:  933029894
--------------------------------------------------------------------------------------------------------------------------
    Security:  13342B105                                                             Meeting Type:  Annual
      Ticker:  CAM                                                                   Meeting Date:  13-May-2009
        ISIN:  US13342B1052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. BAKER CUNNINGHAM                                       Mgmt          For                            For
       SHELDON R. ERIKSON                                        Mgmt          For                            For
       DOUGLAS L. FOSHEE                                         Mgmt          For                            For

2      APPROVAL OF AN AMENDMENT TO THE COMPANY'S 2005            Mgmt          For                            For
       EQUITY INCENTIVE PLAN INCREASING THE NUMBER
       OF AUTHORIZED SHARES UNDER THE PLAN.

3      RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANTS FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 CLEVELAND-CLIFFS INC                                                                        Agenda Number:  932954577
--------------------------------------------------------------------------------------------------------------------------
    Security:  185896107                                                             Meeting Type:  Contested Consent
      Ticker:  CLF                                                                   Meeting Date:  03-Oct-2008
        ISIN:  US1858961071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     "BY VOTING THIS AGENDA YOU ARE HEREBY CERTIFYING          Mgmt          No vote                        *
       THAT YOUR SHARES ARE "NOT INTERESTED SHARES,"
       AS DEFINED IN THE PROXY STATEMENT. IF YOU HOLD
       "INTERESTED SHARES," YOU MUST CONTACT YOUR
       CLIENT SERVICE REPRESENTATIVE IN ORDER TO VOTE
       YOUR SHARES PROPERLY. PLEASE REFER TO THE PROXY
       MATERIAL TO DETERMINE IF YOU HOLD "INTERESTED
       SHARES" VERSUS "NOT INTERESTED SHARES." CONTROL
       SHARE ACQUISITION PROPOSAL: A RESOLUTION OF
       CLEVELAND- CLIFFS' SHAREHOLDERS AUTHORIZING
       THE CONTROL SHARE ACQUISITION OF CLEVELAND-CLIFFS
       COMMON SHARES PURSUANT TO THE ACQUIRING PERSON
       STATEMENT OF HARBINGER CAPITAL PARTNERS MASTER
       FUND I, LTD. AND HARBINGER CAPITAL PARTNERS
       SPECIAL SITUATIONS FUND, L.P. DATED AUGUST
       14, 2008.

--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  933027953
--------------------------------------------------------------------------------------------------------------------------
    Security:  204412209                                                             Meeting Type:  Special
      Ticker:  RIO                                                                   Meeting Date:  16-Apr-2009
        ISIN:  US2044122099
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1A    APPRECIATION OF THE MANAGEMENTS' REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2008

O1B    PROPOSAL FOR THE DESTINATION OF PROFITS OF THE            Mgmt          For                            For
       SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT
       BUDGET FOR VALE

O1C    APPOINTMENT OF THE MEMBERS OF THE BOARD OF DIRECTORS      Mgmt          For                            For

O1D    APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL          Mgmt          For                            For

O1E    ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS

E2A    TO CHANGE THE LEGAL NAME OF THE COMPANY TO "VALE          Mgmt          For                            For
       S.A.", WITH THE CONSEQUENT AMENDMENT OF ARTICLE
       1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
       NEW GLOBAL BRAND UNIFICATION

E2B    TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS TO REFLECT          Mgmt          For                            For
       THE CAPITAL INCREASE RESOLVED IN THE BOARD
       OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
       AND AUGUST 05, 2008

--------------------------------------------------------------------------------------------------------------------------
 DIAMOND OFFSHORE DRILLING, INC.                                                             Agenda Number:  933051120
--------------------------------------------------------------------------------------------------------------------------
    Security:  25271C102                                                             Meeting Type:  Annual
      Ticker:  DO                                                                    Meeting Date:  19-May-2009
        ISIN:  US25271C1027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES S. TISCH                                            Mgmt          For                            For
       LAWRENCE R. DICKERSON                                     Mgmt          For                            For
       JOHN R. BOLTON                                            Mgmt          For                            For
       CHARLES L. FABRIKANT                                      Mgmt          For                            For
       PAUL G. GAFFNEY II                                        Mgmt          For                            For
       EDWARD GREBOW                                             Mgmt          For                            For
       HERBERT C. HOFMANN                                        Mgmt          For                            For
       ARTHUR L. REBELL                                          Mgmt          For                            For
       RAYMOND S. TROUBH                                         Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY
       FOR FISCAL YEAR 2009.

--------------------------------------------------------------------------------------------------------------------------
 EQT CORPORATION                                                                             Agenda Number:  933004525
--------------------------------------------------------------------------------------------------------------------------
    Security:  26884L109                                                             Meeting Type:  Annual
      Ticker:  EQT                                                                   Meeting Date:  22-Apr-2009
        ISIN:  US26884L1098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       PHILIP G. BEHRMAN                                         Mgmt          For                            For
       A. BRAY CARY, JR.                                         Mgmt          For                            For
       BARBARA S. JEREMIAH                                       Mgmt          For                            For
       LEE T. TODD, JR.                                          Mgmt          For                            For

2      RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANTS

3      APPROVE EQT CORPORATION 2009 LONG-TERM INCENTIVE          Mgmt          For                            For
       PLAN

4      APPROVE EQT CORPORATION 2008 EMPLOYEE STOCK               Mgmt          For                            For
       PURCHASE PLAN

--------------------------------------------------------------------------------------------------------------------------
 EXXON MOBIL CORPORATION                                                                     Agenda Number:  933046965
--------------------------------------------------------------------------------------------------------------------------
    Security:  30231G102                                                             Meeting Type:  Annual
      Ticker:  XOM                                                                   Meeting Date:  27-May-2009
        ISIN:  US30231G1022
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.J. BOSKIN                                               Mgmt          For                            For
       L.R. FAULKNER                                             Mgmt          For                            For
       K.C. FRAZIER                                              Mgmt          For                            For
       W.W. GEORGE                                               Mgmt          For                            For
       R.C. KING                                                 Mgmt          For                            For
       M.C. NELSON                                               Mgmt          For                            For
       S.J. PALMISANO                                            Mgmt          For                            For
       S.S REINEMUND                                             Mgmt          For                            For
       R.W. TILLERSON                                            Mgmt          For                            For
       E.E. WHITACRE, JR.                                        Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT AUDITORS (PAGE 50)            Mgmt          For                            For

03     CUMULATIVE VOTING (PAGE 51)                               Shr           For                            Against

04     SPECIAL SHAREHOLDER MEETINGS (PAGE 53)                    Shr           For                            Against

05     INCORPORATE IN NORTH DAKOTA (PAGE 54)                     Shr           Against                        For

06     BOARD CHAIRMAN AND CEO (PAGE 55)                          Shr           Against                        For

07     SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION       Shr           For                            Against
       (PAGE 57)

08     EXECUTIVE COMPENSATION REPORT (PAGE 59)                   Shr           Against                        For

09     CORPORATE SPONSORSHIPS REPORT (PAGE 60)                   Shr           Against                        For

10     AMENDMENT OF EEO POLICY (PAGE 62)                         Shr           Against                        For

11     GREENHOUSE GAS EMISSIONS GOALS (PAGE 63)                  Shr           Against                        For

12     CLIMATE CHANGE AND TECHNOLOGY REPORT (PAGE 65)            Shr           Against                        For

13     RENEWABLE ENERGY POLICY (PAGE 66)                         Shr           Against                        For

--------------------------------------------------------------------------------------------------------------------------
 FIRST QUANTUM MINERALS LTD.                                                                 Agenda Number:  933061828
--------------------------------------------------------------------------------------------------------------------------
    Security:  335934105                                                             Meeting Type:  Annual
      Ticker:  FQVLF                                                                 Meeting Date:  14-May-2009
        ISIN:  CA3359341052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO SET THE NUMBER OF DIRECTORS AT EIGHT (8).              Mgmt          For                            For

02     DIRECTOR
       PHILIP K. R. PASCALL                                      Mgmt          For                            For
       G. CLIVE NEWALL                                           Mgmt          For                            For
       MARTIN ROWLEY                                             Mgmt          For                            For
       MICHAEL MARTINEAU                                         Mgmt          For                            For
       RUPERT PENNANT-REA                                        Mgmt          For                            For
       ANDREW ADAMS                                              Mgmt          For                            For
       PETER ST. GEORGE                                          Mgmt          For                            For
       PAUL BRUNNER                                              Mgmt          For                            For

03     APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS              Mgmt          For                            For
       AUDITORS OF THE COMPANY AND AUTHORIZING THE
       DIRECTORS TO FIX THE REMUNERATION.

04     TO APPROVE THE LONG TERM INCENTIVE (TREASURY)             Mgmt          For                            For
       PLAN, AS MORE PARTICULARLY DESCRIBED IN THE
       COMPANY'S MANAGEMENT INFORMATION CIRCULAR DATED
       APRIL 9, 2009.

--------------------------------------------------------------------------------------------------------------------------
 FNX MINING COMPANY INC.                                                                     Agenda Number:  933054936
--------------------------------------------------------------------------------------------------------------------------
    Security:  30253R101                                                             Meeting Type:  Annual
      Ticker:  FNXMF                                                                 Meeting Date:  14-May-2009
        ISIN:  CA30253R1010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A. TERRANCE MACGIBBON                                     Mgmt          For                            For
       ROBERT D. CUDNEY                                          Mgmt          For                            For
       FRANKLIN L. DAVIS                                         Mgmt          For                            For
       J. DUNCAN GIBSON                                          Mgmt          For                            For
       DANIEL G. INNES                                           Mgmt          For                            For
       JOHN W. LYDALL                                            Mgmt          For                            For
       DONALD M. ROSS                                            Mgmt          For                            For
       JAMES D. WALLACE                                          Mgmt          For                            For

02     IN RESPECT OF THE APPOINTMENT OF KPMG LLP, CHARTERED      Mgmt          For                            For
       ACCOUNTANTS, AS AUDITOR OF THE CORPORATION
       AND TO AUTHORIZE THE BOARD OF DIRECTORS TO
       FIX ITS REMUNERATION.

--------------------------------------------------------------------------------------------------------------------------
 FREEPORT-MCMORAN COPPER & GOLD INC.                                                         Agenda Number:  933071754
--------------------------------------------------------------------------------------------------------------------------
    Security:  35671D857                                                             Meeting Type:  Annual
      Ticker:  FCX                                                                   Meeting Date:  11-Jun-2009
        ISIN:  US35671D8570
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       RICHARD C. ADKERSON                                       Mgmt          For                            For
       ROBERT J. ALLISON, JR.                                    Mgmt          For                            For
       ROBERT A. DAY                                             Mgmt          For                            For
       GERALD J. FORD                                            Mgmt          For                            For
       H. DEVON GRAHAM, JR.                                      Mgmt          For                            For
       J. BENNETT JOHNSTON                                       Mgmt          For                            For
       CHARLES C. KRULAK                                         Mgmt          For                            For
       BOBBY LEE LACKEY                                          Mgmt          For                            For
       JON C. MADONNA                                            Mgmt          For                            For
       DUSTAN E. MCCOY                                           Mgmt          For                            For
       GABRIELLE K. MCDONALD                                     Mgmt          For                            For
       JAMES R. MOFFETT                                          Mgmt          For                            For
       B. M. RANKIN, JR.                                         Mgmt          For                            For
       J. STAPLETON ROY                                          Mgmt          For                            For
       STEPHEN H. SIEGELE                                        Mgmt          For                            For
       J. TAYLOR WHARTON                                         Mgmt          For                            For

2      RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS INDEPENDENT AUDITOR.

3      APPROVAL OF THE PROPOSED 2009 ANNUAL INCENTIVE            Mgmt          For                            For
       PLAN.

4      STOCKHOLDER PROPOSAL REGARDING THE SELECTION              Shr           Against                        For
       OF A CANDIDATE WITH ENVIRONMENTAL EXPERTISE
       TO BE RECOMMENDED FOR ELECTION TO THE COMPANY'S
       BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 FRONTIER OIL CORPORATION                                                                    Agenda Number:  933023169
--------------------------------------------------------------------------------------------------------------------------
    Security:  35914P105                                                             Meeting Type:  Annual
      Ticker:  FTO                                                                   Meeting Date:  29-Apr-2009
        ISIN:  US35914P1057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES R. GIBBS                                            Mgmt          For                            For
       DOUGLAS Y. BECH                                           Mgmt          For                            For
       G. CLYDE BUCK                                             Mgmt          For                            For
       T. MICHAEL DOSSEY                                         Mgmt          For                            For
       MICHAEL C. JENNINGS                                       Mgmt          For                            For
       JAMES H. LEE                                              Mgmt          For                            For
       PAUL B. LOYD, JR.                                         Mgmt          For                            For
       MICHAEL E. ROSE                                           Mgmt          For                            For

02     TO APPROVE THE SECOND AMENDED AND RESTATED ARTICLES       Mgmt          For                            For
       OF INCORPORATION.

03     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS,
       AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING
       DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 GOLDCORP INC.                                                                               Agenda Number:  933043604
--------------------------------------------------------------------------------------------------------------------------
    Security:  380956409                                                             Meeting Type:  Annual
      Ticker:  GG                                                                    Meeting Date:  22-May-2009
        ISIN:  CA3809564097
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       IAN W. TELFER                                             Mgmt          For                            For
       DOUGLAS M. HOLTBY                                         Mgmt          For                            For
       CHARLES A. JEANNES                                        Mgmt          For                            For
       JOHN P. BELL                                              Mgmt          For                            For
       LAWRENCE I. BELL                                          Mgmt          For                            For
       BEVERLEY A. BRISCOE                                       Mgmt          For                            For
       PETER J. DEY                                              Mgmt          For                            For
       P. RANDY REIFEL                                           Mgmt          For                            For
       A. DAN ROVIG                                              Mgmt          For                            For
       KENNETH F. WILLIAMSON                                     Mgmt          For                            For

B      IN RESPECT OF THE APPOINTMENT OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP, CHARTERED ACCOUNTANTS, AS AUDITORS
       AND AUTHORIZING THE DIRECTORS TO FIX THEIR
       REMUNERATION.

--------------------------------------------------------------------------------------------------------------------------
 HESS CORPORATION                                                                            Agenda Number:  933018334
--------------------------------------------------------------------------------------------------------------------------
    Security:  42809H107                                                             Meeting Type:  Annual
      Ticker:  HES                                                                   Meeting Date:  06-May-2009
        ISIN:  US42809H1077
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       J.B. HESS                                                 Mgmt          For                            For
       S.W. BODMAN                                               Mgmt          For                            For
       R. LAVIZZO-MOUREY                                         Mgmt          For                            For
       C.G. MATTHEWS                                             Mgmt          For                            For
       E.H. VON METZSCH                                          Mgmt          For                            For

2      RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR
       ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL COAL GROUP, INC.                                                              Agenda Number:  933061400
--------------------------------------------------------------------------------------------------------------------------
    Security:  45928H106                                                             Meeting Type:  Annual
      Ticker:  ICO                                                                   Meeting Date:  20-May-2009
        ISIN:  US45928H1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MAURICE E. CARINO, JR.                                    Mgmt          No vote                        *
       STANLEY N. GAINES                                         Mgmt          No vote                        *
       SAMUEL A. MITCHELL                                        Mgmt          No vote                        *

02     AMENDMENT TO ICG'S 2005 EQUITY AND PERFORMANCE            Mgmt          No vote                        *
       INCENTIVE PLAN.

03     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          No vote                        *
       & TOUCHE LLP AS ICG'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
       DECEMBER 31, 2009.

04     SHAREHOLDER PROPOSAL REGARDING GLOBAL WARMING.            Shr           No vote                        *

05     TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY        Mgmt          No vote                        *
       COME BEFORE THE 2009 ANNUAL MEETING OR ANY
       ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------------------------------------------------
 KAISER ALUMINUM CORPORATION                                                                 Agenda Number:  933083901
--------------------------------------------------------------------------------------------------------------------------
    Security:  483007704                                                             Meeting Type:  Annual
      Ticker:  KALU                                                                  Meeting Date:  02-Jun-2009
        ISIN:  US4830077040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DAVID FOSTER                                              Mgmt          No vote                        *
       TERESA A. HOPP                                            Mgmt          No vote                        *
       WILLIAM F. MURDY                                          Mgmt          No vote                        *

02     RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE          Mgmt          No vote                        *
       LLP AS KAISER'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER
       31, 2009

--------------------------------------------------------------------------------------------------------------------------
 KAZMUNAIGAS EXPL & PRODTN JSC                                                               Agenda Number:  701923016
--------------------------------------------------------------------------------------------------------------------------
    Security:  48666V204                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  28-May-2009
        ISIN:  US48666V2043
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to terminate the powers of current counting       Mgmt          For                            For
       Commission Members of the Company Aigul Mukanova
       and Gulnara Ayaganova before the expiry of
       their terms of powers and appoint new Members:
       Chairman of the counting Commission Rustam
       Terekhov and a Member of the counting Commission
       Gabiden Nurgaliyev with terms of powers that
       do not exceed terms of powers of existing composition
       of the counting Commission of the Company

2.     Approve the annual consolidated financial statements      Mgmt          For                            For
       of the Company for 2008

3.     Approve the procedure of distribution of the              Mgmt          For                            For
       net profit of the Company, Full title: KazMunaiGas
       Exploration production Joint Stock Company;
       Location: Republic of Kaszakhstan, Zip code
       010000, Astana, Tauelsizdik, 2; Bank details:
       TRN 620100210124, IIC 027467201, BIC 1953101603,
       Kazakhstan Halyk Bank JSC, Astana regional
       branch; And the amount of dividend for the
       year 2008 per ordinary share and preferred
       share of the Company; 1] the amount of dividend
       for the year 2008 per preferred share of the
       Company - 656,00 tenge [including amount of
       tax payable in the manner prescribed by the
       legislation of the republic of Kazakhstan];
       2] the amount of dividend for the year 2008
       per ordinary share of the Company - 656,00
       tenge [including amount of tax payable in the
       manner prescribed by the legislation of the
       republic of Kazakhstan]; 3] the procedure of
       distribution of the net profit of the Company
       reported for financial year in the amount of
       241 289 369 ths. Tenge in compliance with audited
       consolidated financial statement for the year
       2008; for the dividend payment - amount, equal
       to product of the dividend amount for the year
       2008 per ordinary and per preferred share and
       the quantity of corresponding outstanding shares
       as for the record date of a list of shareholders
       entitled to receive dividends; leaving the
       rest at the disposal of the Company; 4] the
       record date and time of a list of shareholders
       entitled to receive dividends - 08 JUN 2009
       at 00:00 hours; 5] the date for the commencement
       of dividend payments - 13 JUL 2009; 6] the
       procedure and form of dividend payments - according
       to a list of shareholders entitled to receive
       dividends by wire transfer to ank accounts
       of shareholders; 2] Mr. A. Balzhanov, CEO [Chairman
       of the Executive Board] of the Company in the
       prescribed manner is to take necessary measures
       for implementing this resolution subject to
       the legislation of the republic of Kazakhstan

4.     Approve the Company's 2008 annual report                  Mgmt          For                            For

5.     Receive the shareholders' applications as to              Mgmt          For                            For
       the activities of the Company and its officers
       and the results of their review for 2008

6.     Receive the information on the remuneration               Mgmt          For                            For
       package for the Members of the Board of Directors
       and Management Board of KMG EP in 2008

7.     Approve the report on the performance of the              Mgmt          For                            For
       Company's Board of Directors and the Management
       Board in 2008

8.     Appoint Ernst & Young as the Company Auditor              Mgmt          For                            For
       to review interim financial statements over
       the 06 months of 2009 and Audit the Company's
       financial statements and reporting package
       for NC KMG JSC consolidation for the YE 31
       DEC 2009

--------------------------------------------------------------------------------------------------------------------------
 KILLAM PROPERTIES INC.                                                                      Agenda Number:  933053427
--------------------------------------------------------------------------------------------------------------------------
    Security:  494104854                                                             Meeting Type:  Annual
      Ticker:                                                                        Meeting Date:  07-May-2009
        ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TIMOTHY R. BANKS                                          Mgmt          No vote                        *
       PHILIP D. FRASER                                          Mgmt          No vote                        *
       ROBERT G. KAY                                             Mgmt          No vote                        *
       JAMES C. LAWLEY                                           Mgmt          No vote                        *
       ARTHUR G. LLOYD                                           Mgmt          No vote                        *
       ROBERT G. RICHARDSON                                      Mgmt          No vote                        *
       GEORGE J. RETI                                            Mgmt          No vote                        *
       MANFRED J. WALT                                           Mgmt          No vote                        *
       G. WAYNE WATSON                                           Mgmt          No vote                        *

02     THE APPOINTMENT OF ERNST & YOUNG LLP, CHARTERED           Mgmt          No vote                        *
       ACCOUNTANTS, TO SERVE AS AUDITORS OF THE CORPORATION
       FOR THE ENSUING YEAR, AT SUCH REMUNERATION
       AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 KILLAM PROPERTIES INC.                                                                      Agenda Number:  933053427
--------------------------------------------------------------------------------------------------------------------------
    Security:  494104870                                                             Meeting Type:  Annual
      Ticker:  KMPPF                                                                 Meeting Date:  07-May-2009
        ISIN:  CA4941048700
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TIMOTHY R. BANKS                                          Mgmt          No vote                        *
       PHILIP D. FRASER                                          Mgmt          No vote                        *
       ROBERT G. KAY                                             Mgmt          No vote                        *
       JAMES C. LAWLEY                                           Mgmt          No vote                        *
       ARTHUR G. LLOYD                                           Mgmt          No vote                        *
       ROBERT G. RICHARDSON                                      Mgmt          No vote                        *
       GEORGE J. RETI                                            Mgmt          No vote                        *
       MANFRED J. WALT                                           Mgmt          No vote                        *
       G. WAYNE WATSON                                           Mgmt          No vote                        *

02     THE APPOINTMENT OF ERNST & YOUNG LLP, CHARTERED           Mgmt          No vote                        *
       ACCOUNTANTS, TO SERVE AS AUDITORS OF THE CORPORATION
       FOR THE ENSUING YEAR, AT SUCH REMUNERATION
       AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 KINROSS GOLD CORPORATION                                                                    Agenda Number:  933041662
--------------------------------------------------------------------------------------------------------------------------
    Security:  496902404                                                             Meeting Type:  Annual and Special
      Ticker:  KGC                                                                   Meeting Date:  06-May-2009
        ISIN:  CA4969024047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN A. BROUGH                                            Mgmt          For                            For
       WILSON N. BRUMER                                          Mgmt          For                            For
       TYE W. BURT                                               Mgmt          For                            For
       JOHN K. CARRINGTON                                        Mgmt          For                            For
       JOHN M.H. HUXLEY                                          Mgmt          For                            For
       JOHN A. KEYES                                             Mgmt          For                            For
       C. MCLEOD-SELTZER                                         Mgmt          For                            For
       GEORGE F. MICHALS                                         Mgmt          For                            For
       JOHN E. OLIVER                                            Mgmt          For                            For
       TERENCE C.W. REID                                         Mgmt          For                            For

02     TO APPROVE THE APPOINTMENT OF KPMG LLP, CHARTERED         Mgmt          For                            For
       ACCOUNTANTS, AS AUDITORS OF THE COMPANY FOR
       THE ENSUING YEAR AND TO AUTHORIZE THE DIRECTORS
       TO FIX THEIR REMUNERATION.

03     TO APPROVE A RESOLUTION RATIFYING THE ADOPTION            Mgmt          For                            For
       OF A SHAREHOLDER RIGHTS PLAN AS FULLY DESCRIBED
       IN THE ACCOMPANYING MANAGEMENT INFORMATION
       CIRCULAR.

--------------------------------------------------------------------------------------------------------------------------
 KINROSS GOLD CORPORATION                                                                    Agenda Number:  933041674
--------------------------------------------------------------------------------------------------------------------------
    Security:  496902404                                                             Meeting Type:  Annual and Special
      Ticker:  KGC                                                                   Meeting Date:  06-May-2009
        ISIN:  CA4969024047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN A. BROUGH                                            Mgmt          For                            For
       WILSON N. BRUMER                                          Mgmt          For                            For
       TYE W. BURT                                               Mgmt          For                            For
       JOHN K. CARRINGTON                                        Mgmt          For                            For
       JOHN M.H. HUXLEY                                          Mgmt          For                            For
       JOHN A. KEYES                                             Mgmt          For                            For
       C. MCLEOD-SELTZER                                         Mgmt          For                            For
       GEORGE F. MICHALS                                         Mgmt          For                            For
       JOHN E. OLIVER                                            Mgmt          For                            For
       TERENCE C.W. REID                                         Mgmt          For                            For

02     TO APPROVE THE APPOINTMENT OF KPMG LLP, CHARTERED         Mgmt          For                            For
       ACCOUNTANTS, AS AUDITORS OF THE COMPANY FOR
       THE ENSUING YEAR AND TO AUTHORIZE THE DIRECTORS
       TO FIX THEIR REMUNERATION.

03     TO APPROVE A RESOLUTION RATIFYING THE ADOPTION            Mgmt          For                            For
       OF A SHAREHOLDER RIGHTS PLAN AS FULLY DESCRIBED
       IN THE ACCOMPANYING MANAGEMENT INFORMATION
       CIRCULAR.

--------------------------------------------------------------------------------------------------------------------------
 LIHIR GOLD LTD                                                                              Agenda Number:  701868917
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y5285N149                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  06-May-2009
        ISIN:  PG0008974597
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and reports              Mgmt          No vote                        *

2.     Re-elect Mr. Alister Maitland as a Director               Mgmt          No vote                        *

3.     Re-elect Mr. Geoff Loudon as a Director                   Mgmt          No vote                        *

4.     Re-appoint PrciewaterhouseCoppers as the Auditor          Mgmt          No vote                        *

5.     Grant 1.87 Million Share Rights to Mr. Arthur             Mgmt          No vote                        *
       Hood, Managing Director and Chief Executive
       Officer under the Lihir Executive Share Plan

6.     Ratify the past issue of 171.67 million ordinary          Mgmt          No vote                        *
       shares with a price of AUD 3.00 each to professional
       and sophisticated investors issued on 12 MAR
       2009

7.     Approve to increase maximum aggregate Non-Executive       Mgmt          No vote                        *
       remuneration from USD 1 million to USD 1.32
       million effective 01 JAN 2009

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF AUDITOR NAME. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 MARINER ENERGY, INC.                                                                        Agenda Number:  933040052
--------------------------------------------------------------------------------------------------------------------------
    Security:  56845T305                                                             Meeting Type:  Annual
      Ticker:  ME                                                                    Meeting Date:  11-May-2009
        ISIN:  US56845T3059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BERNARD ARONSON                                           Mgmt          For                            For
       H. CLAYTON PETERSON                                       Mgmt          For                            For

02     RATIFICATION OF SELECTION OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

03     APPROVAL OF THE MARINER ENERGY, INC. THIRD AMENDED        Mgmt          For                            For
       AND RESTATED STOCK INCENTIVE PLAN.

--------------------------------------------------------------------------------------------------------------------------
 MONSANTO COMPANY                                                                            Agenda Number:  932980534
--------------------------------------------------------------------------------------------------------------------------
    Security:  61166W101                                                             Meeting Type:  Annual
      Ticker:  MON                                                                   Meeting Date:  14-Jan-2009
        ISIN:  US61166W1018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: JANICE L. FIELDS                    Mgmt          For                            For

1B     ELECTION OF DIRECTOR: HUGH GRANT                          Mgmt          For                            For

1C     ELECTION OF DIRECTOR: C. STEVEN MCMILLAN                  Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ROBERT J. STEVENS                   Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL
       YEAR.

--------------------------------------------------------------------------------------------------------------------------
 NATIONAL OILWELL VARCO, INC.                                                                Agenda Number:  933034100
--------------------------------------------------------------------------------------------------------------------------
    Security:  637071101                                                             Meeting Type:  Annual
      Ticker:  NOV                                                                   Meeting Date:  13-May-2009
        ISIN:  US6370711011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: MERRILL A. MILLER, JR.              Mgmt          For                            For

1B     ELECTION OF DIRECTOR: GREG L. ARMSTRONG                   Mgmt          For                            For

1C     ELECTION OF DIRECTOR: DAVID D. HARRISON                   Mgmt          For                            For

2      RATIFICATION OF INDEPENDENT AUDITORS                      Mgmt          For                            For

3      APPROVAL OF AMENDMENT TO NATIONAL OILWELL VARCO           Mgmt          For                            For
       LONG-TERM INCENTIVE PLAN

--------------------------------------------------------------------------------------------------------------------------
 NEWFIELD EXPLORATION COMPANY                                                                Agenda Number:  933022989
--------------------------------------------------------------------------------------------------------------------------
    Security:  651290108                                                             Meeting Type:  Annual
      Ticker:  NFX                                                                   Meeting Date:  07-May-2009
        ISIN:  US6512901082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: DAVID A. TRICE                      Mgmt          For                            For

1B     ELECTION OF DIRECTOR: LEE K. BOOTHBY                      Mgmt          For                            For

1C     ELECTION OF DIRECTOR: PHILIP J. BURGUIERES                Mgmt          For                            For

1D     ELECTION OF DIRECTOR: PAMELA J. GARDNER                   Mgmt          For                            For

1E     ELECTION OF DIRECTOR: DENNIS R. HENDRIX                   Mgmt          For                            For

1F     ELECTION OF DIRECTOR: JOHN RANDOLPH KEMP III              Mgmt          For                            For

1G     ELECTION OF DIRECTOR: J. MICHAEL LACEY                    Mgmt          For                            For

1H     ELECTION OF DIRECTOR: JOSEPH H. NETHERLAND                Mgmt          For                            For

1I     ELECTION OF DIRECTOR: HOWARD H. NEWMAN                    Mgmt          For                            For

1J     ELECTION OF DIRECTOR: THOMAS G. RICKS                     Mgmt          For                            For

1K     ELECTION OF DIRECTOR: JUANITA F. ROMANS                   Mgmt          For                            For

1L     ELECTION OF DIRECTOR: C.E. (CHUCK) SHULTZ                 Mgmt          For                            For

1M     ELECTION OF DIRECTOR: J. TERRY STRANGE                    Mgmt          For                            For

02     PROPOSAL TO APPROVE THE NEWFIELD EXPLORATION              Mgmt          For                            For
       COMPANY 2009 OMNIBUS STOCK PLAN.

03     PROPOSAL TO APPROVE THE NEWFIELD EXPLORATION              Mgmt          For                            For
       COMPANY 2009 NON-EMPLOYEE DIRECTOR RESTRICTED
       STOCK PLAN.

04     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM, AS INDEPENDENT AUDITORS FOR THE YEAR
       ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 NUCOR CORPORATION                                                                           Agenda Number:  933023323
--------------------------------------------------------------------------------------------------------------------------
    Security:  670346105                                                             Meeting Type:  Annual
      Ticker:  NUE                                                                   Meeting Date:  14-May-2009
        ISIN:  US6703461052
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CLAYTON C. DALEY, JR.                                     Mgmt          No vote                        *
       HARVEY B. GANTT                                           Mgmt          No vote                        *
       BERNARD L. KASRIEL                                        Mgmt          No vote                        *
       CHRISTOPHER J. KEARNEY                                    Mgmt          No vote                        *

02     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          No vote                        *
       LLP AS NUCOR'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER
       31, 2009

03     STOCKHOLDER PROPOSAL REGARDING MAJORITY VOTE              Shr           No vote                        *

04     STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION           Shr           No vote                        *
       OF BOARD OF DIRECTORS

05     STOCKHOLDER PROPOSAL REGARDING HUMAN RIGHTS               Shr           No vote                        *

06     STOCKHOLDER PROPOSAL REGARDING PRINCIPLES FOR             Shr           No vote                        *
       HEALTH CARE REFORM

--------------------------------------------------------------------------------------------------------------------------
 OCCIDENTAL PETROLEUM CORPORATION                                                            Agenda Number:  933021230
--------------------------------------------------------------------------------------------------------------------------
    Security:  674599105                                                             Meeting Type:  Annual
      Ticker:  OXY                                                                   Meeting Date:  01-May-2009
        ISIN:  US6745991058
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: SPENCER ABRAHAM                     Mgmt          For                            For

1B     ELECTION OF DIRECTOR: RONALD W. BURKLE                    Mgmt          For                            For

1C     ELECTION OF DIRECTOR: JOHN S. CHALSTY                     Mgmt          For                            For

1D     ELECTION OF DIRECTOR: EDWARD P. DJEREJIAN                 Mgmt          For                            For

1E     ELECTION OF DIRECTOR: JOHN E. FEICK                       Mgmt          For                            For

1F     ELECTION OF DIRECTOR: RAY R. IRANI                        Mgmt          For                            For

1G     ELECTION OF DIRECTOR: IRVIN W. MALONEY                    Mgmt          For                            For

1H     ELECTION OF DIRECTOR: AVEDICK B. POLADIAN                 Mgmt          For                            For

1I     ELECTION OF DIRECTOR: RODOLFO SEGOVIA                     Mgmt          For                            For

1J     ELECTION OF DIRECTOR: AZIZ D. SYRIANI                     Mgmt          For                            For

1K     ELECTION OF DIRECTOR: ROSEMARY TOMICH                     Mgmt          For                            For

1L     ELECTION OF DIRECTOR: WALTER L. WEISMAN                   Mgmt          For                            For

02     RATIFICATION OF SELECTION OF KPMG AS INDEPENDENT          Mgmt          For                            For
       AUDITORS.

03     AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION        Mgmt          For                            For
       TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETINGS.

04     REPORT ON ASSESSMENT OF HOST COUNTRY LAWS.                Shr           Against                        For

--------------------------------------------------------------------------------------------------------------------------
 OSISKO MINING CORPORATION                                                                   Agenda Number:  933103866
--------------------------------------------------------------------------------------------------------------------------
    Security:  688278100                                                             Meeting Type:  Annual
      Ticker:  OSKFF                                                                 Meeting Date:  30-Jun-2009
        ISIN:  CA6882781009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE ELECTION OF DIRECTORS.                                Mgmt          For                            For

02     THE APPOINTMENT OF AUDITORS.                              Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 PETROHAWK ENERGY CORPORATION                                                                Agenda Number:  933093700
--------------------------------------------------------------------------------------------------------------------------
    Security:  716495106                                                             Meeting Type:  Annual
      Ticker:  HK                                                                    Meeting Date:  18-Jun-2009
        ISIN:  US7164951060
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES W. CHRISTMAS                                        Mgmt          For                            For
       JAMES L. IRISH III                                        Mgmt          For                            For
       ROBERT C. STONE, JR.                                      Mgmt          For                            For

02     RATIFICATION AND APPROVAL OF THE AMENDMENT TO             Mgmt          Against                        Against
       OUR CERTIFICATE OF INCORPORATION TO INCREASE
       THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
       FOR ISSUANCE TO 500 MILLION SHARES.

03     RATIFICATION AND APPROVAL OF THE AMENDMENT TO             Mgmt          For                            For
       OUR 2004 EMPLOYEE INCENTIVE PLAN TO INCREASE
       THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
       FOR ISSUANCE UNDER THE PLAN BY 5.3 MILLION
       SHARES.

04     RATIFICATION AND APPROVAL OF THE AMENDMENT TO             Mgmt          For                            For
       OUR 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN
       TO INCREASE THE NUMBER OF SHARES OF COMMON
       STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN
       BY 0.5 MILLION SHARES.

05     RATIFICATION AND APPROVAL OF THE AMENDMENT TO             Mgmt          Against                        Against
       OUR CERTIFICATE OF INCORPORATION TO ALLOW THE
       BOARD OF DIRECTORS TO AMEND OUR BYLAWS.

06     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
       PUBLIC ACCOUNTANTS FOR 2009.
--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932971547
--------------------------------------------------------------------------------------------------------------------------
    Security:  71654V408                                                             Meeting Type:  Special
      Ticker:  PBR                                                                   Meeting Date:  24-Nov-2008
        ISIN:  US71654V4086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE PROTOCOL AND THE JUSTIFICATION            Mgmt          For                            For
       OF INCORPORATION, DATED OCTOBER 2 2008, SIGNED
       BY PETROBRAS, AS THE SURVIVING COMPANY, AND
       BY '17 DE MAIO PARTICIPACOES S.A'., AS THE
       ACQUIRED COMPANY, TOGETHER WITH THE RESPECTIVE
       PERTINENT DOCUMENTS, AND THE APPROVAL OF '17
       DE MAIO PARTICIPACOES S.A.' INCORPORATION OPERATION.

02     APPROVAL OF THE APPOINTMENT OF A SPECIALIZED              Mgmt          For                            For
       COMPANY TO EVALUATE THE ASSETS AND THE APPROVAL
       OF THE RESPECTIVE EVALUATION REPORT, UNDER
       THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.

--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  933032497
--------------------------------------------------------------------------------------------------------------------------
    Security:  71654V408                                                             Meeting Type:  Annual
      Ticker:  PBR                                                                   Meeting Date:  08-Apr-2009
        ISIN:  US71654V4086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      MANAGEMENT REPORT, FINANCIAL STATEMENTS AND               Mgmt          For                            For
       AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR
       2008

II     CAPITAL EXPENDITURE BUDGET FOR THE FISCAL YEAR            Mgmt          For                            For
       2009

III    DISTRIBUTION OF RESULTS FOR THE FISCAL YEAR               Mgmt          For                            For
       2008

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For                            For

V      ELECTION OF CHAIRMAN OF THE BOARD OF DIRECTORS            Mgmt          For                            For

VI     ELECTION OF MEMBERS OF THE AUDIT BOARD AND THEIR          Mgmt          For                            For
       RESPECTIVE SUBSTITUTES

VII    ESTABLISHMENT OF THE COMPENSATION OF MANAGEMENT           Mgmt          For                            For
       AND EFFECTIVE MEMBERS OF THE AUDIT COMMITTEE,
       AS WELL AS THEIR PARTICIPATION IN THE PROFITS
       PURSUANT TO ARTICLES 41 AND 56 OF THE COMPANY'S
       BYLAWS

--------------------------------------------------------------------------------------------------------------------------
 PETROLIFERA PETROLEUM LIMITED                                                               Agenda Number:  933041395
--------------------------------------------------------------------------------------------------------------------------
    Security:  716709100                                                             Meeting Type:  Annual
      Ticker:  PRFPF                                                                 Meeting Date:  06-May-2009
        ISIN:  CA7167091007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ON THE ELECTION OF DIRECTORS, FOR THE NOMINEES            Mgmt          For                            For
       SET FORTH IN THE MANAGEMENT PROXY CIRCULAR
       OF THE CORPORATION DATED MARCH 12, 2009 (THE
       "MANAGEMENT PROXY CIRCULAR"):

02     ON THE APPOINTMENT OF DELOITTE & TOUCHE LLP,              Mgmt          For                            For
       CHARTERED ACCOUNTANTS, AS AUDITORS OF THE CORPORATION
       AT SUCH REMUNERATION AS MAY BE APPROVED BY
       THE DIRECTORS OF THE CORPORATION.

--------------------------------------------------------------------------------------------------------------------------
 QUANTA SERVICES, INC.                                                                       Agenda Number:  933059431
--------------------------------------------------------------------------------------------------------------------------
    Security:  74762E102                                                             Meeting Type:  Annual
      Ticker:  PWR                                                                   Meeting Date:  21-May-2009
        ISIN:  US74762E1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES R. BALL                                             Mgmt          No vote                        *
       JOHN R. COLSON                                            Mgmt          No vote                        *
       J. MICHAL CONAWAY                                         Mgmt          No vote                        *
       RALPH R. DISIBIO                                          Mgmt          No vote                        *
       BERNARD FRIED                                             Mgmt          No vote                        *
       LOUIS C. GOLM                                             Mgmt          No vote                        *
       WORTHING F. JACKMAN                                       Mgmt          No vote                        *
       BRUCE RANCK                                               Mgmt          No vote                        *
       JOHN R. WILSON                                            Mgmt          No vote                        *
       PAT WOOD, III                                             Mgmt          No vote                        *

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          No vote                        *
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------------------------------------------------
 QUICKSILVER RESOURCES INC.                                                                  Agenda Number:  933040747
--------------------------------------------------------------------------------------------------------------------------
    Security:  74837R104                                                             Meeting Type:  Annual
      Ticker:  KWK                                                                   Meeting Date:  20-May-2009
        ISIN:  US74837R1041
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       GLENN DARDEN                                              Mgmt          For                            For
       W. YANDELL ROGERS III                                     Mgmt          For                            For

2      APPROVAL OF AMENDMENT TO QUICKSILVER'S SECOND             Mgmt          For                            For
       AMENDED AND RESTATED 2006 EQUITY PLAN

--------------------------------------------------------------------------------------------------------------------------
 RANDGOLD RESOURCES LIMITED                                                                  Agenda Number:  932933030
--------------------------------------------------------------------------------------------------------------------------
    Security:  752344309                                                             Meeting Type:  Special
      Ticker:  GOLD                                                                  Meeting Date:  28-Jul-2008
        ISIN:  US7523443098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S1     APPROVE RESTRICTED SHARE SCHEME.                          Mgmt          For                            *

--------------------------------------------------------------------------------------------------------------------------
 RANDGOLD RESOURCES LIMITED                                                                  Agenda Number:  933034415
--------------------------------------------------------------------------------------------------------------------------
    Security:  752344309                                                             Meeting Type:  Annual
      Ticker:  GOLD                                                                  Meeting Date:  05-May-2009
        ISIN:  US7523443098
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     ADOPTION OF THE DIRECTORS' REPORT AND ACCOUNTS            Mgmt          For                            *

O2     ELECTION OF DIRECTORS CHRISTOPHER L COLEMAN               Mgmt          For                            *
       (MEMBER OF THE NOMINATION AND GOVERNANCE COMMITTEE)

O3     ELECTION OF DIRECTORS JON WALDEN (MEMBER OF               Mgmt          For                            *
       THE AUDIT COMMITTEE)

O4     ADOPTION OF THE REPORT OF THE REMUNERATION COMMITTEE      Mgmt          For                            *

O5     APPROVE THE FEES PAYABLE TO DIRECTORS                     Mgmt          For                            *

O6     RE-APPOINT BDO STOY HAYWARD LLP AS AUDITORS               Mgmt          For                            *
       OF THE COMPANY

--------------------------------------------------------------------------------------------------------------------------
 RANGE RESOURCES CORPORATION                                                                 Agenda Number:  933042727
--------------------------------------------------------------------------------------------------------------------------
    Security:  75281A109                                                             Meeting Type:  Annual
      Ticker:  RRC                                                                   Meeting Date:  20-May-2009
        ISIN:  US75281A1097
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: CHARLES L. BLACKBURN                Mgmt          For                            For

1B     ELECTION OF DIRECTOR: ANTHONY V. DUB                      Mgmt          For                            For

1C     ELECTION OF DIRECTOR: V. RICHARD EALES                    Mgmt          For                            For

1D     ELECTION OF DIRECTOR: ALLEN FINKELSON                     Mgmt          For                            For

1E     ELECTION OF DIRECTOR: JAMES M. FUNK                       Mgmt          For                            For

1F     ELECTION OF DIRECTOR: JONATHAN S. LINKER                  Mgmt          For                            For

1G     ELECTION OF DIRECTOR: KEVIN S. MCCARTHY                   Mgmt          For                            For

1H     ELECTION OF DIRECTOR: JOHN H. PINKERTON                   Mgmt          For                            For

1I     ELECTION OF DIRECTOR: JEFFREY L. VENTURA                  Mgmt          For                            For

02     TO CONSIDER AND VOTE ON A PROPOSAL TO AMEND               Mgmt          For                            For
       OUR 2005 EQUITY-BASED COMPENSATION PLAN TO
       INCREASE THE NUMBER OF SHARES OF COMMON STOCK
       AUTHORIZED TO BE ISSUED UNDER THAT PLAN BY
       900,000 SHARES.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM AS OF AND FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2009.

04     TO TRANSACT SUCH OTHER BUSINESS AS MAY ARISE              Mgmt          For                            For
       THAT CAN PROPERLY BE CONDUCTED AT THE MEETING
       OR ANY ADJOURNMENT.

--------------------------------------------------------------------------------------------------------------------------
 SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)                                                    Agenda Number:  933013865
--------------------------------------------------------------------------------------------------------------------------
    Security:  806857108                                                             Meeting Type:  Annual
      Ticker:  SLB                                                                   Meeting Date:  08-Apr-2009
        ISIN:  AN8068571086
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P. CAMUS                                                  Mgmt          For                            For
       J.S. GORELICK                                             Mgmt          For                            For
       A. GOULD                                                  Mgmt          For                            For
       T. ISAAC                                                  Mgmt          For                            For
       N. KUDRYAVTSEV                                            Mgmt          For                            For
       A. LAJOUS                                                 Mgmt          For                            For
       M.E. MARKS                                                Mgmt          For                            For
       L.R. REIF                                                 Mgmt          For                            For
       T.I. SANDVOLD                                             Mgmt          For                            For
       H. SEYDOUX                                                Mgmt          For                            For
       L.G. STUNTZ                                               Mgmt          For                            For

02     PROPOSAL TO ADOPT AND APPROVE OF FINANCIALS               Mgmt          For                            For
       AND DIVIDENDS.

03     PROPOSAL REGARDING A STOCKHOLDER ADVISORY VOTE            Shr           Against                        For
       ON NAMED EXECUTIVE OFFICER COMPENSATION.

04     PROPOSAL TO APPROVE OF INDEPENDENT REGISTERED             Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM.

--------------------------------------------------------------------------------------------------------------------------
 SEADRILL LIMITED                                                                            Agenda Number:  701699160
--------------------------------------------------------------------------------------------------------------------------
    Security:  G7945E105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  19-Sep-2008
        ISIN:  BMG7945E1057
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. John Fredriksen as a Director of             Mgmt          For                            For
       the Company

2.     Re-elect Mr. Tor Olav Troim as a Director of              Mgmt          For                            For
       the Company

3.     Re-elect Mr. Jan Tore Stromme as a Director               Mgmt          For                            For
       of the Company

4.     Re-elect Ms. Kate Blankenship as a Director               Mgmt          For                            For
       of the Company

5.     Re-elect Mr. Kjell E. Jacobsen as a Director              Mgmt          For                            For
       of the Company

6.     Elect Ms. Kathrine Fredriksen as Director of              Mgmt          For                            For
       the Company to fill one of the two casual vacancies
       existing on the Board

7.     Appoint PricewaterhouseCoopers as the Auditor             Mgmt          For                            For
       and authorize the Directors to determine their
       remuneration

8.     Approve the remuneration of the Company's Board           Mgmt          For                            For
       of Directors of a total amount of fees not
       to exceed USD 600,000.00 for the year ending
       31 DEC 2008

9.     Approve to reduce the share premium account               Mgmt          Abstain                        Against
       of the Company from USD 1,955,452,000 to nil,
       and to credit the amount resulting from the
       reduction to the Company's contributed surplus
       account with immediate effect

10.    Transact other such business                              Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 SILVER WHEATON CORP.                                                                        Agenda Number:  932936656
--------------------------------------------------------------------------------------------------------------------------
    Security:  828336107                                                             Meeting Type:  Special
      Ticker:  SLW                                                                   Meeting Date:  07-Aug-2008
        ISIN:  CA8283361076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      A RESOLUTION APPROVING THE ISSUANCE OF UP TO              Mgmt          For                            For
       3,039,423 ADDITIONAL COMMON SHARE PURCHASE
       WARRANTS OF THE COMPANY UPON THE EARLY EXERCISE
       OF OUTSTANDING LISTED COMMON SHARE PURCHASE
       WARRANTS OF THE COMPANY, AS MORE PARTICULARLY
       DESCRIBED IN THE ACCOMPANYING MANAGEMENT INFORMATION
       CIRCULAR.

--------------------------------------------------------------------------------------------------------------------------
 SILVER WHEATON CORP.                                                                        Agenda Number:  933048173
--------------------------------------------------------------------------------------------------------------------------
    Security:  828336107                                                             Meeting Type:  Annual and Special
      Ticker:  SLW                                                                   Meeting Date:  21-May-2009
        ISIN:  CA8283361076
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       EDUARDO LUNA                                              Mgmt          For                            For
       PETER D. BARNES                                           Mgmt          For                            For
       LAWRENCE I. BELL                                          Mgmt          For                            For
       JOHN A. BROUGH                                            Mgmt          For                            For
       R. PETER GILLIN                                           Mgmt          For                            For
       DOUGLAS M.  HOLTBY                                        Mgmt          For                            For
       WADE D. NESMITH                                           Mgmt          For                            For

B      IN RESPECT OF THE APPOINTMENT OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP, CHARTERED ACCOUNTANTS, AS AUDITORS
       AND AUTHORIZING THE DIRECTORS TO FIX THEIR
       REMUNERATION;

C      A RESOLUTION CONFIRMING THE COMPANY'S SHAREHOLDER         Mgmt          For                            For
       RIGHTS PLAN DATED DECEMBER 8, 2008, AS MORE
       PARTICULARLY DESCRIBED IN THE ACCOMPANYING
       MANAGEMENT INFORMATION CIRCULAR;

D      A RESOLUTION APPROVING AMENDMENTS TO THE COMPANY'S        Mgmt          For                            For
       SHARE OPTION PLAN, AS MORE PARTICULARLY DESCRIBED
       IN THE ACCOMPANYING MANAGEMENT INFORMATION
       CIRCULAR.

--------------------------------------------------------------------------------------------------------------------------
 SMITH INTERNATIONAL, INC.                                                                   Agenda Number:  933061436
--------------------------------------------------------------------------------------------------------------------------
    Security:  832110100                                                             Meeting Type:  Annual
      Ticker:  SII                                                                   Meeting Date:  12-May-2009
        ISIN:  US8321101003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT KELLEY                                             Mgmt          No vote                        *
       L.R. LANDIM MACHADO                                       Mgmt          No vote                        *
       DOUG ROCK                                                 Mgmt          No vote                        *

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          No vote                        *
       ACCOUNTING FIRM.

--------------------------------------------------------------------------------------------------------------------------
 STEEL DYNAMICS, INC.                                                                        Agenda Number:  933047664
--------------------------------------------------------------------------------------------------------------------------
    Security:  858119100                                                             Meeting Type:  Annual
      Ticker:  STLD                                                                  Meeting Date:  21-May-2009
        ISIN:  US8581191009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KEITH E. BUSSE                                            Mgmt          No vote                        *
       MARK D. MILLETT                                           Mgmt          No vote                        *
       RICHARD P. TEETS, JR.                                     Mgmt          No vote                        *
       JOHN C. BATES                                             Mgmt          No vote                        *
       DR. FRANK D. BYRNE                                        Mgmt          No vote                        *
       PAUL B. EDGERLEY                                          Mgmt          No vote                        *
       RICHARD J. FREELAND                                       Mgmt          No vote                        *
       DR. JURGEN KOLB                                           Mgmt          No vote                        *
       JAMES C. MARCUCCILLI                                      Mgmt          No vote                        *
       JOSEPH D. RUFFOLO                                         Mgmt          No vote                        *

02     TO APPROVE THE AUDIT COMMITTEE'S APPOINTMENT              Mgmt          No vote                        *
       OF ERNST & YOUNG LLP AS STEEL DYNAMICS, INC.'S
       INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM
       FOR THE YEAR 2009.

03     TO GIVE PROXIES DISCRETION TO VOTE ON ANY OTHER           Mgmt          No vote                        *
       MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  932980887
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Special
      Ticker:  TWTUF                                                                 Meeting Date:  19-Dec-2008
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE EXTRAORDINARY RESOLUTION, IN THE FORM SET             Mgmt          For                            For
       OUT IN SCHEDULE "A" TO THE ENCLOSED INFORMATION
       CIRCULAR (THE "EXTRAORDINARY RESOLUTION"),
       APPROVING AMENDMENTS TO THE NOTE INDENTURE
       BETWEEN THE COMPANY AND VALIANT TRUST COMPANY,
       AS TRUSTEE, DATED AS OF SEPTEMBER 30, 1998
       AND AS AMENDED (THE "NOTE INDENTURE"). PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  932979757
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Special
      Ticker:  TWTUF                                                                 Meeting Date:  19-Dec-2008
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE EXTRAORDINARY RESOLUTION, IN THE FORM SET             Mgmt          For                            For
       OUT IN SCHEDULE "A" TO THE ENCLOSED INFORMATION
       CIRCULAR (THE "EXTRAORDINARY RESOLUTION"),
       APPROVING AMENDMENTS TO THE NOTE INDENTURE
       BETWEEN THE COMPANY AND VALIANT TRUST COMPANY,
       AS TRUSTEE, DATED AS OF SEPTEMBER 30, 1998
       AND AS AMENDED (THE "NOTE INDENTURE"). PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  933054897
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Annual and Special
      Ticker:  TWTUF                                                                 Meeting Date:  06-May-2009
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V. EDWARD DAUGHNEY                                        Mgmt          No vote                        *
       DAVID L. EMERSON                                          Mgmt          No vote                        *
       ROBERT J. HOLMES                                          Mgmt          No vote                        *
       MAUREEN E. HOWE                                           Mgmt          No vote                        *
       PAUL J. MCELLIGOTT                                        Mgmt          No vote                        *
       ROBERT W. MURDOCH                                         Mgmt          No vote                        *
       CONRAD A. PINETTE                                         Mgmt          No vote                        *
       MARIA M. POPE                                             Mgmt          No vote                        *

02     THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS,       Mgmt          No vote                        *
       AS AUDITORS OF THE COMPANY.

03     THE AUTHORITY OF THE DIRECTORS TO FIX THE REMUNERATION    Mgmt          No vote                        *
       OF THE AUDITORS.

04     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       OF THE HOLDERS OF COMMON SHARES AND A SPECIAL
       SEPARATE RESOLUTION OF THE HOLDERS OF PREFERRED
       SHARES IN THE FORM SET OUT IN SCHEDULE "A"
       TO THE ACCOMPANYING INFORMATION CIRCULAR AUTHORIZING
       AMENDMENT TO THE ARTICLES OF THE COMPANY. PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

05     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       IN THE FORM SET OUT IN SCHEDULE "B" OF THE
       INFORMATION CIRCULAR AUTHORIZING THE ISSUANCE
       BY THE COMPANY OF AN ADDITIONAL AGGREGATE PRINCIPAL
       AMOUNT OF 9% CONVERTIBLE DEBENTURES AS PAYMENT-IN-KIND
       OF INTEREST IN RESPECT OF FOUR QUARTERLY INTEREST
       PAYMENTS ON THE COMPANY'S OUTSTANDING 9% CONVERTIBLE
       DEBENTURES. PLEASE REFER TO THE VOTING INSTRUCTION
       FORM FOR A COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  933052463
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Annual and Special
      Ticker:  TWTUF                                                                 Meeting Date:  06-May-2009
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V. EDWARD DAUGHNEY                                        Mgmt          No vote                        *
       DAVID L. EMERSON                                          Mgmt          No vote                        *
       ROBERT J. HOLMES                                          Mgmt          No vote                        *
       MAUREEN E. HOWE                                           Mgmt          No vote                        *
       PAUL J. MCELLIGOTT                                        Mgmt          No vote                        *
       ROBERT W. MURDOCH                                         Mgmt          No vote                        *
       CONRAD A. PINETTE                                         Mgmt          No vote                        *
       MARIA M. POPE                                             Mgmt          No vote                        *

02     THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS,       Mgmt          No vote                        *
       AS AUDITORS OF THE COMPANY.

03     THE AUTHORITY OF THE DIRECTORS TO FIX THE REMUNERATION    Mgmt          No vote                        *
       OF THE AUDITORS.

04     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       OF THE HOLDERS OF COMMON SHARES AND A SPECIAL
       SEPARATE RESOLUTION OF THE HOLDERS OF PREFERRED
       SHARES IN THE FORM SET OUT IN SCHEDULE "A"
       TO THE ACCOMPANYING INFORMATION CIRCULAR AUTHORIZING
       AMENDMENT TO THE ARTICLES OF THE COMPANY. PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

05     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       IN THE FORM SET OUT IN SCHEDULE "B" OF THE
       INFORMATION CIRCULAR AUTHORIZING THE ISSUANCE
       BY THE COMPANY OF AN ADDITIONAL AGGREGATE PRINCIPAL
       AMOUNT OF 9% CONVERTIBLE DEBENTURES AS PAYMENT-IN-KIND
       OF INTEREST IN RESPECT OF FOUR QUARTERLY INTEREST
       PAYMENTS ON THE COMPANY'S OUTSTANDING 9% CONVERTIBLE
       DEBENTURES. PLEASE REFER TO THE VOTING INSTRUCTION
       FORM FOR A COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TOTAL S.A.                                                                                  Agenda Number:  933065193
--------------------------------------------------------------------------------------------------------------------------
    Security:  89151E109                                                             Meeting Type:  Annual
      Ticker:  TOT                                                                   Meeting Date:  15-May-2009
        ISIN:  US89151E1091
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPROVAL OF PARENT COMPANY FINANCIAL STATEMENTS           Mgmt          For                            For

O2     APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS             Mgmt          For                            For

O3     ALLOCATION OF EARNINGS, DECLARATION OF DIVIDEND           Mgmt          For                            For

O4     AGREEMENTS COVERED BY ARTICLE L. 225-38 OF THE            Mgmt          For                            For
       FRENCH COMMERCIAL CODE

O5     COMMITMENTS UNDER ARTICLE L. 225-42-1 OF THE              Mgmt          For                            For
       FRENCH COMMERCIAL CODE CONCERNING MR. THIERRY
       DESMAREST

O6     COMMITMENTS UNDER ARTICLE L. 225-42-1 OF THE              Mgmt          For                            For
       FRENCH COMMERCIAL CODE CONCERNING MR. CHRISTOPHE
       DE MARGERIE

O7     AUTHORIZATION FOR THE BOARD OF DIRECTORS TO               Mgmt          For                            For
       TRADE SHARES OF THE COMPANY

O8     RENEWAL OF THE APPOINTMENT OF MRS. ANNE LAUVERGEON        Mgmt          For                            For
       AS A DIRECTOR

O9     RENEWAL OF THE APPOINTMENT OF MR. DANIEL BOUTON           Mgmt          For                            For
       AS A DIRECTOR

O10    RENEWAL OF THE APPOINTMENT OF MR. BERTRAND COLLOMB        Mgmt          For                            For
       AS A DIRECTOR

O11    RENEWAL OF THE APPOINTMENT OF MR. CHRISTOPHE              Mgmt          For                            For
       DE MARGERIE AS A DIRECTOR

O12    RENEWAL OF THE APPOINTMENT OF MR. MICHEL PEBEREAU         Mgmt          For                            For
       AS A DIRECTOR

O13    APPOINTMENT OF MR. PATRICK ARTUS AS A DIRECTOR            Mgmt          For                            For

E14    AMENDMENT TO ARTICLE 12 OF THE COMPANY'S ARTICLES         Mgmt          For                            For
       OF ASSOCIATION REGARDING THE LIMIT ON THE AGE
       OF THE CHAIRMAN OF THE BOARD

A      AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION        Shr           Against                        For
       WITH THE INTENT OF DISCLOSING INDIVIDUAL ALLOCATIONS
       OF STOCK OPTIONS AND RESTRICTED SHARES AS PROVIDED
       BY LAW

B      FOR THE PURPOSE OF AMENDING TO THE ARTICLES               Shr           Against                        For
       OF ASSOCIATION REGARDING A NEW PROCEDURE FOR
       SELECTING A SHAREHOLDER-EMPLOYEE AS BOARD MEMBER
       WITH A VIEW TO IMPROVING HIS OR HER REPRESENTATION
       AND INDEPENDENCE

C      AUTHORIZATION TO GRANT RESTRICTED SHARES OF               Shr           Against                        For
       THE COMPANY TO ALL EMPLOYEES OF THE GROUP

--------------------------------------------------------------------------------------------------------------------------
 TRANSOCEAN INC                                                                              Agenda Number:  932973173
--------------------------------------------------------------------------------------------------------------------------
    Security:  G90073100                                                             Meeting Type:  Special
      Ticker:  RIG                                                                   Meeting Date:  08-Dec-2008
        ISIN:  KYG900731004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE MERGER TRANSACTION TO BE EFFECTED         Mgmt          For                            For
       BY THE SCHEMES OF ARRANGEMENT, ATTACHED TO
       THE ACCOMPANYING PROXY STATEMENT AS ANNEX B.

02     APPROVAL OF THE MOTION TO ADJOURN THE MEETING             Mgmt          For                            For
       TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES
       IF THERE ARE INSUFFICIENT VOTES AT THE TIME
       OF THE MEETING TO APPROVE THE MERGER TRANSACTION.

--------------------------------------------------------------------------------------------------------------------------
 TRANSOCEAN, LTD.                                                                            Agenda Number:  933083759
--------------------------------------------------------------------------------------------------------------------------
    Security:  H8817H100                                                             Meeting Type:  Annual
      Ticker:  RIG                                                                   Meeting Date:  15-May-2009
        ISIN:  CH0048265513
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE 2008 ANNUAL REPORT, THE CONSOLIDATED      Mgmt          For                            For
       FINANCIAL STATEMENTS OF TRANSOCEAN LTD. FOR
       FISCAL YEAR 2008 AND THE STATUTORY FINANCIAL
       STATEMENTS OF TRANSOCEAN LTD.

02     DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS        Mgmt          Against                        Against
       AND THE EXECUTIVE OFFICERS FOR FISCAL YEAR
       2008

03     APPROPRIATION OF THE AVAILABLE RETAINED EARNINGS          Mgmt          For                            For
       WITHOUT PAYMENT OF A DIVIDEND TO SHAREHOLDERS
       FOR FISCAL YEAR 2008 AND RELEASE OF CHF 3.5
       BILLION OF LEGAL RESERVES TO OTHER RESERVES.

04     AUTHORIZATION OF A SHARE REPURCHASE PROGRAM               Mgmt          For                            For

05     APPROVAL OF THE LONG-TERM INCENTIVE PLAN OF               Mgmt          For                            For
       TRANSOCEAN LTD. IN THE FORM AS AMENDED AND
       RESTATED EFFECTIVE AS OF 2/12/09

6A     REELECTION OF CLASS I DIRECTOR FOR A THREE YEAR           Mgmt          For                            For
       TERM: W. RICHARD ANDERSON

6B     REELECTION OF CLASS I DIRECTOR FOR A THREE YEAR           Mgmt          For                            For
       TERM: RICHARD L. GEORGE

6C     REELECTION OF CLASS I DIRECTOR FOR A THREE YEAR           Mgmt          For                            For
       TERM: ROBERT L. LONG

6D     REELECTION OF CLASS I DIRECTOR FOR A THREE YEAR           Mgmt          For                            For
       TERM: EDWARD R. MULLER

6E     REELECTION OF CLASS III DIRECTOR FOR A TWO-YEAR           Mgmt          For                            For
       TERM: VICTOR E. GRIJALVA

07     APPOINTMENT OF ERNST & YOUNG LLP AS TRANSOCEAN            Mgmt          For                            For
       LTD.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR FISCAL YEAR 2009 AND REELECTION OF
       ERNST & YOUNG LTD., ZURICH, AS TRANSOCEAN LTD.'S
       AUDITOR PURSUANT TO THE SWISS CODE OF OBLIGATIONS
       FOR A FURTHER ONE-YEAR TERM

--------------------------------------------------------------------------------------------------------------------------
 TYSON FOODS, INC.                                                                           Agenda Number:  932987716
--------------------------------------------------------------------------------------------------------------------------
    Security:  902494103                                                             Meeting Type:  Annual
      Ticker:  TSN                                                                   Meeting Date:  06-Feb-2009
        ISIN:  US9024941034
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DON TYSON                                                 Mgmt          Withheld                       Against
       JOHN TYSON                                                Mgmt          Withheld                       Against
       RICHARD L. BOND                                           Mgmt          Withheld                       Against
       LLOYD V. HACKLEY                                          Mgmt          For                            For
       JIM KEVER                                                 Mgmt          For                            For
       KEVIN M. MCNAMARA                                         Mgmt          For                            For
       BRAD T. SAUER                                             Mgmt          For                            For
       JO ANN R. SMITH                                           Mgmt          For                            For
       BARBARA A. TYSON                                          Mgmt          Withheld                       Against
       ALBERT C. ZAPANTA                                         Mgmt          For                            For

02     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP,             Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
       AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER
       3, 2009.

03     TO CONSIDER AND ACT UPON SHAREHOLDER PROPOSAL             Shr           Abstain                        Against
       1 REGARDING DISCLOSURE OF GREENHOUSE EMISSIONS.

04     TO CONSIDER AND ACT UPON SHAREHOLDER PROPOSAL             Shr           Against                        For
       2 REGARDING USE OF GESTATION CRATES.

--------------------------------------------------------------------------------------------------------------------------
 WEATHERFORD INTERNATIONAL LTD                                                               Agenda Number:  933056182
--------------------------------------------------------------------------------------------------------------------------
    Security:  H27013103                                                             Meeting Type:  Annual
      Ticker:  WFT                                                                   Meeting Date:  07-May-2009
        ISIN:  CH0038838394
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR: BERNARD J. DUROC-DANNER             Mgmt          For                            For

1B     ELECTION OF DIRECTOR: DAVID J. BUTTERS                    Mgmt          For                            For

1C     ELECTION OF DIRECTOR: NICHOLAS F. BRADY                   Mgmt          For                            For

1D     ELECTION OF DIRECTOR: WILLIAM E. MACAULAY                 Mgmt          For                            For

1E     ELECTION OF DIRECTOR: ROBERT B. MILLARD                   Mgmt          For                            For

1F     ELECTION OF DIRECTOR: ROBERT K. MOSES, JR.                Mgmt          For                            For

1G     ELECTION OF DIRECTOR: ROBERT A. RAYNE                     Mgmt          For                            For

02     APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT           Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR
       ENDING DECEMBER 31, 2009 AND RATIFICATION OF
       THE ELECTION OF ERNST & YOUNG AG, ZURICH AS
       STATUTORY AUDITOR FOR YEAR ENDING DECEMBER
       31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 WEATHERFORD INTERNATIONAL LTD.                                                              Agenda Number:  932993389
--------------------------------------------------------------------------------------------------------------------------
    Security:  G95089101                                                             Meeting Type:  Special
      Ticker:  WFT                                                                   Meeting Date:  17-Feb-2009
        ISIN:  BMG950891017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE SCHEME OF ARRANGEMENT ATTACHED            Mgmt          For                            For
       TO THE ACCOMPANYING PROXY STATEMENT AS ANNEX
       B.

02     APPROVAL OF THE MOTION TO ADJOURN THE MEETING             Mgmt          For                            For
       TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES
       IF THERE ARE INSUFFICIENT VOTES AT THE TIME
       OF THE MEETING TO APPROVE THE SCHEME OF ARRANGEMENT.

--------------------------------------------------------------------------------------------------------------------------
 XSTRATA PLC, LONDON                                                                         Agenda Number:  701809785
--------------------------------------------------------------------------------------------------------------------------
    Security:  G9826T102                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  02-Mar-2009
        ISIN:  GB0031411001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to Resolutions 2, 3 and 4 being          Mgmt          For                            For
       passed, the following transaction [which is
       a related party transaction for the purposes
       of the Listing Rules of the Financial Services
       Authority] a] the acquisition by the Xstrata
       Group as specified of the Prodeco Business
       as specified on the terms, and subject to the
       conditions of the Acquisition Agreement as
       specified and b] the granting by Xstrata [Schweiz]
       AG of the Call option as specified to Glencore
       as specified to repurchase the Prodeco Business
       and the disposal by the Xstrata Group of the
       Prodeco Business to Glencore if and when the
       call option is exercised, in each case on the
       terms and subject to the conditions of the
       call option agreement as specified and authorize
       the Board of Directors of the Company [or any
       duly constituted Committee of the Board of
       Directors of the Company] to take all such
       steps as it considers necessary, expedient
       or desirable to implement and effect the transaction
       described in this resolution above and any
       matter incidental to such transaction and to
       waive, amend, vary, revise or extend any of
       such terms and conditions as it may consider
       be appropriate, provided always that the authority
       of the Board of the Board of Directors of the
       Company [or any duly constituted Committee
       of the Board] to implement and effect such
       transaction and any matter incidental to such
       transaction or to waive, amend, vary, revise
       or extend any of such terms and conditions,
       in each case other in accordance with the Acquisition
       Agreement and the Call Option Agreement, shall
       be to waivers, amendments, variations, revisions
       or extensions that are not material in the
       context of the transaction as a whole

2.     Approve, subject to Resolutions 1, 3 and 4 being          Mgmt          For                            For
       passed, to increase the authorized share capital
       of the Company from USD 750,000,000.50 and
       GBP 50,000 to USD 2,250,000,000.50 and GBP
       50,000 by the creation of an additional 3,000,000,000
       ordinary shares of USD 0.50 each in the capital
       of the Company having the rights and privileges
       and being subject to the restrictions contained
       in the Articles of Association of the Company
       [the Articles] and ranking pari passu in all
       respects with the existing ordinary shares
       of USD 0.50 each in the capital of the Company

3.     Approve, subject to Resolutions 1, 2 and 4 being          Mgmt          For                            For
       passed, to renew the authority conferred on
       the Directors of the Company by Article 14
       of the Articles to allot relevant securities
       and for that period the Section 80 amount
       shall be i] USD 991,254,176 [equivalent to
       1,982,508,352 ordinary shares of USD 0.50 each
       in the capital of the Company] in connection
       with 1 or more issues of relevant securities
       under the right issue as specified and ii]
       in addition, USD 493,363,149 [equivalent to
       986,726,298 ordinary shares of USD 0.50 each
       in the capital of the Company]; [Authority
       expires at the end of the next AGM of the Company
       after the date on which this resolution is
       passed]

S.4    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to Resolutions 1, 2 and 3 being passed, in
       place of all existing powers, by Article 15
       of the Articles to allot equity securities,
       as if Section 89[1] of the Companies Act 1985
       [Authority expires at the end of the next AGM
       of the Company after the date on which this
       resolution is passed] and for that period the
       Section 89 amount is USD 74,004,472 [equivalent
       to 148,008,944 ordinary shares of USD 0.50
       each in the capital of the Company]

--------------------------------------------------------------------------------------------------------------------------
 XSTRATA PLC, LONDON                                                                         Agenda Number:  701858283
--------------------------------------------------------------------------------------------------------------------------
    Security:  G9826T102                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  05-May-2009
        ISIN:  GB0031411001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the annual report and financial statements          Mgmt          No vote                        *
       of the Company, and the reports of the Directors
       and the Auditors thereon, for the YE 31 DEC
       2008

2.     Approve the Directors' remuneration report [as            Mgmt          No vote                        *
       specified] for the YE 31 DEC 2008

3.     Re-elect Mr. Ivan Glasenberg as an Executive              Mgmt          No vote                        *
       Director of the Company retiring in accordance
       with Article 128 of the Company's Articles
       of Association

4.     Re-elect Mr. Trevor Reid as an Executive Director         Mgmt          No vote                        *
       of the Company retiring in accordance with
       Article 128 of the Company's Articles of Association

5.     Re-elect Mr. Santiago Zaidumbide as an Executive          Mgmt          No vote                        *
       Director of the Company retiring in accordance
       with Article 128 of the Company's Articles
       of Association

6.     Elect Mr. Peter Hooley as a Non-Executive Director        Mgmt          No vote                        *
       of the Company on the recommendation of the
       Board, in accordance with Article 129 of the
       Company's Articles of Association

7.     Re-appoint Ernst & Young LLP as Auditors to               Mgmt          No vote                        *
       the Company to hold office until the conclusion
       of the next general meeting at which accounts
       are laid before the Company and to authorize
       the Directors to determine the remuneration
       of the Auditors

8.     Authorize the Directors to allot relevant securities      Mgmt          No vote                        *
       [as specified in the Companies Act 1985]; a)
       up to a nominal amount of USD 488,835,270 [equivalent
       to 977,670,540 ordinary shares of USD 0.50
       each in the capital of the Company; and b)
       comprising equity securities [as specified
       in the Companies Act 1985] up to a nominal
       amount of USD 977,670,540 [equivalent to 1,955,341,080
       ordinary shares of USD 0.50 each in the capital
       of the Company] [including within such limit
       any shares issued under this Resolution] in
       connection with an offer by way of a rights
       issue: i) to ordinary shareholders in proportion
       [as nearly as may be practicable] to their
       existing holdings; and ii) to people who are
       holder of other equity securities if this is
       required by the rights of those securities
       or, if the Board considers it necessary, as
       permitted by the rights of those securities,
       and so that the Directors may impose any limits
       or restrictions and make any arrangements which
       it considers necessary or appropriate to deal
       with treasury shares, fractional entitlements,
       record dates, legal, regulatory or practical
       problems in, or under the laws of, any territory
       or any other matter; [Authority expires the
       earlier of the conclusion of the next AGM];
       and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Directors of all existing authorities       Mgmt          No vote                        *
       and provided resolution 8 is passed, to allot
       equity securities [as specified in the Companies
       Act 1985] for cash under the authority given
       by that resolution and/or where the allotment
       constitutes an allotment of equity securities
       by virtue of Section 94(3A) of the Companies
       Act 1985, free of restriction in Section 89(1)
       of the Companies Act 1985, such power to be
       limited: a) to the allotment of equity securities
       in connection with an offer of equity securities
       [but in the case of the authority granted under
       resolution 8(B), by way of rights issue only];
       i) to ordinary shareholders in proportion [as
       need as may be practicable] to their existing
       holdings; and ii) to people who are holders
       of other equity securities, if this is required
       by the rights of those securities or, if Directors
       consider if necessary, as permitted by the
       rights of those securities, or appropriate
       to deal with treasury shares, fractional entitlements,
       record dates, legal, regulatory or practical
       problems in, or under the laws of, any territory,
       or any other matter and; b) in the case of
       the authority granted under resolution 8(A),
       to the allotment of equity securities up to
       a nominal amount of USD 73,325,290.50 [equivalent
       to 146,650,581 ordinary share of USD 0.50 each
       in the capital of the Company]; [Authority
       expires until the next AGM of the Company];
       and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE CUT-OFF DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 XTO ENERGY INC.                                                                             Agenda Number:  933061979
--------------------------------------------------------------------------------------------------------------------------
    Security:  98385X106                                                             Meeting Type:  Annual
      Ticker:  XTO                                                                   Meeting Date:  19-May-2009
        ISIN:  US98385X1063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE FOR            Mgmt          For                            For
       THE ANNUAL ELECTION OF ALL DIRECTORS.

2A     ELECTION OF PHILLIP R. KEVIL CLASS B DIRECTOR             Mgmt          For                            For
       (2-YEAR TERM) OR, IF ITEM 1 IS NOT APPROVED,
       CLASS I DIRECTOR (3-YEAR TERM).

2B     ELECTION OF HERBERT D. SIMONS CLASS B DIRECTOR            Mgmt          For                            For
       (2-YEAR TERM) OR, IF ITEM 1 IS NOT APPROVED,
       CLASS I DIRECTOR (3-YEAR TERM).

2C     ELECTION OF VAUGHN O. VENNERBERG II CLASS B               Mgmt          For                            For
       DIRECTOR (2-YEAR TERM) OR, IF ITEM 1 IS NOT
       APPROVED, CLASS I DIRECTOR (3-YEAR TERM).

03     APPROVAL OF THE 2009 EXECUTIVE INCENTIVE COMPENSATION     Mgmt          For                            For
       PLAN.

04     RATIFICATION OF THE APPOINTMENT OF KPMG LLP               Mgmt          For                            For
       AS THE COMPANY'S INDEPENDENT AUDITOR FOR 2009.

05     STOCKHOLDER PROPOSAL CONCERNING A STOCKHOLDER             Shr           For                            Against
       ADVISORY VOTE ON EXECUTIVE COMPENSATION IF
       PROPERLY PRESENTED.

06     STOCKHOLDER PROPOSAL CONCERNING STOCKHOLDER               Shr           For                            Against
       APPROVAL OF EXECUTIVE BENEFITS PAYABLE UPON
       DEATH IF PROPERLY PRESENTED.

--------------------------------------------------------------------------------------------------------------------------
 YAMANA GOLD INC.                                                                            Agenda Number:  933043577
--------------------------------------------------------------------------------------------------------------------------
    Security:  98462Y100                                                             Meeting Type:  Annual
      Ticker:  AUY                                                                   Meeting Date:  06-May-2009
        ISIN:  CA98462Y1007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       PETER MARRONE                                             Mgmt          For                            For
       PATRICK J. MARS                                           Mgmt          For                            For
       JUVENAL MESQUITA FILHO                                    Mgmt          For                            For
       ANTENOR F. SILVA, JR.                                     Mgmt          For                            For
       NIGEL LEES                                                Mgmt          For                            For
       DINO TITARO                                               Mgmt          For                            For
       JOHN BEGEMAN                                              Mgmt          For                            For
       ROBERT HORN                                               Mgmt          For                            For
       RICHARD GRAFF                                             Mgmt          For                            For
       CARL RENZONI                                              Mgmt          For                            For

B      IN RESPECT OF THE APPOINTMENT OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS AUDITORS.

* Management position unknown

VAN ECK WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------------------------------------------------
 ANNALY CAPITAL MANAGEMENT, INC.                                                             Agenda Number:  933055306
--------------------------------------------------------------------------------------------------------------------------
    Security:  035710409                                                             Meeting Type:  Annual
      Ticker:  NLY                                                                   Meeting Date:  29-May-2009
        ISIN:  US0357104092
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. DENAHAN-NORRIS                                         Mgmt          No vote                        *
       MICHAEL HAYLON                                            Mgmt          No vote                        *
       DONNELL A. SEGALAS                                        Mgmt          No vote                        *

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          No vote                        *
       AND TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE COMPANY FOR THE 2009
       FISCAL YEAR.

--------------------------------------------------------------------------------------------------------------------------
 BENI STABILI SPA, ROMA                                                                      Agenda Number:  701850465
--------------------------------------------------------------------------------------------------------------------------
    Security:  T19807139                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  21-Apr-2009
        ISIN:  IT0001389631
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve the financial statement at 31 DEC 2008,           Mgmt          No vote                        *
       Board of Directors and the Auditors report,
       dividend distribution to shareholders, any
       adjournment thereof

2.     Appoint the Board of Directors Member, any adjournment    Mgmt          No vote                        *
       thereof

3.     Appoint the Board of Auditors and its Chairman            Mgmt          No vote                        *
       and approve to determine their emoluments,
       any adjournment thereof

4.     Approve the integration of the remunerations              Mgmt          No vote                        *
       of the assignment conferred to PricewaterhouseCoopers
       s.p.a. with resolution of the shareholders
       meeting of 29 APR 2005; related  and consequent
       resolutions

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       ADDITIONAL INFORMAITON IN RESOLUTION 4. IF
       YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

--------------------------------------------------------------------------------------------------------------------------
 BOSTON PROPERTIES, INC.                                                                     Agenda Number:  933038716
--------------------------------------------------------------------------------------------------------------------------
    Security:  101121101                                                             Meeting Type:  Annual
      Ticker:  BXP                                                                   Meeting Date:  19-May-2009
        ISIN:  US1011211018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       FREDERICK J ISEMAN                                        Mgmt          No vote                        *
       EDWARD H LINDE                                            Mgmt          No vote                        *
       DAVID A TWARDOCK                                          Mgmt          No vote                        *

2      TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT               Mgmt          No vote                        *
       OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2009.

3      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           No vote                        *
       CONCERNING THE ANNUAL ELECTION OF DIRECTORS,
       IF PROPERLY PRESENTED AT THE MEETING.

4      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           No vote                        *
       CONCERNING MAJORITY VOTING, IF PROPERLY PRESENTED
       AT THE MEETING.

5      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           No vote                        *
       CONCERNING THE PREPARATION OF A SUSTAINABILITY
       REPORT, IF PROPERLY PRESENTED AT THE MEETING.

6      TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           No vote                        *
       CONCERNING AN INDEPENDENT BOARD CHAIRMAN, IF
       PROPERLY PRESENTED AT THE MEETING.

--------------------------------------------------------------------------------------------------------------------------
 BRITISH LAND CO PLC R.E.I.T., LONDON                                                        Agenda Number:  701642490
--------------------------------------------------------------------------------------------------------------------------
    Security:  G15540118                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  11-Jul-2008
        ISIN:  GB0001367019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       audited accounts for the YE 31 MAR 2008

2.     Declare a final dividend for the YE 31 MAR 2008           Mgmt          For                            For

3.     Re-elect Mr. Stephen Hester as a Director                 Mgmt          For                            For

4.     Re-elect Mr. Graham Roberts as a Director                 Mgmt          For                            For

5.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For

6.     Authorize the Directors to fix the remuneration           Mgmt          For                            For
       of the Auditors

7.     Approve the remuneration report, as specified             Mgmt          For                            For

8.     Approve to renew the Directors' authority to              Mgmt          Against                        Against
       allot unissued share capital or convertible
       securities of the Company, granted by shareholders
       on 13 JUL 2007 pursuant to Section 80 of the
       Companies Act 1985

s.9    Approve to waive the pre-emption rights held              Mgmt          Against                        Against
       by existing shareholders which attach to future
       issues of equity securities of Company for
       cash by virtue of Section 89 of the Companies
       Act 1985

s.10   Authorize the Company to purchase its own shares          Mgmt          For                            For
       pursuant to the Articles of Association of
       the Company and in accordance with Section
       166 of the Companies Act 1985

s.11   Amend Articles of Association as a consequence            Mgmt          For                            For
       of the Companies Act 2006

S.12   Amend Articles of Association, conditional upon           Mgmt          For                            For
       special resolution 11 and the coming into force
       of Section 175 of the Companies Act 2006 [expected
       to be 01 OCT 2008] and pursuant to special
       resolution 11 and authorize the Directors to
       approve direct or indirect interests that conflict,
       or may conflict, with the Company's interest

13.    Approve the The British Land Company Fund Managers'       Mgmt          For                            For
       Performance Plan

14.    Approve, conditional upon the passing of resolution       Mgmt          For                            For
       13, the operation of the The British Land Company
       Fund Managers' Performance plan, as amended,
       with effect from the start of the FY commencing
       01 APR 2007

--------------------------------------------------------------------------------------------------------------------------
 BRITISH LAND CO PLC R.E.I.T., LONDON                                                        Agenda Number:  701816552
--------------------------------------------------------------------------------------------------------------------------
    Security:  G15540118                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  03-Mar-2009
        ISIN:  GB0001367019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to Resolutions 2 and 3 being             Mgmt          No vote                        *
       passed, to increase the authorized share capital
       of the Company from 800,000,000 to 887,000,000
       by the creation of an additional 87,000,000
       ordinary shares of 25 pence each in the capital
       of the Company having the rights and privileges
       and being subject to the restrictions contained
       in the Articles of Association of the Company
       and ranking pari passu in all respects with
       the existing ordinary shares of 25 pence each
       in the capital of the Company

2.     Authorize the Directors, subject to Resolutions           Mgmt          No vote                        *
       1 and 3 being passed, to allot relevant securities
       [as specified in the Companies Act 1985], up
       to an aggregate nominal amount of GBP 85,218,397
       [equivalent to 340,873,589 ordinary shares
       of 25 pence each in the capital of the Company]
       in connection with the rights issue [as specified];
       and up to an aggregate nominal amount GBP 71,015,330
       [equivalent to 284,061,323 ordinary shares
       of 25 pence each in the capital of the Company];
       [Authority expires at until the end of the
       next AGM of the Company] and the Board may
       allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.3    Authorize the Directors, subject to Resolutions           Mgmt          No vote                        *
       1 and 2 being passed, to allot equity securities
       [as specified in the Companies Act 1985] for
       cash under the authority given by the preceding
       Resolution, free of the restriction in Section
       89(1) of the Companies Act 1985, such power
       is limited to the allotment of equity securities:
       [a] in connection with the rights issue [as
       specified] and the Directors are directed to
       implement the rights issue on the basis as
       specified and generally and unconditionally
       to exercise all the powers of the Company to
       the extent the Directors determine necessary
       to implement the rights issue; and [b] otherwise
       than in connection with the rights issue [as
       specified], up to an aggregate nominal amount
       of GBP 10,793,127 [equivalent to 43,172,510
       ordinary shares of 25 pence each in the capital
       of the Company]; [Authority expires at until
       the end of the next AGM of the Company], and
       the Board may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.4    Authorize the Directors, to offer any holders             Mgmt          No vote                        *
       of ordinary shares of 25 pence each in the
       capital of the Company the right to elect to
       receive ordinary shares of 25 pence each in
       the capital of the Company, credited as fully
       paid, instead of cash in respect of the whole
       [or some part, to be determined by the Directors]
       of any dividend declared during the period
       starting the date of this Resolution and ending
       at the beginning of the 5th AGM of the Company
       next following the date of this Resolution
       and shall be permitted to do all acts and things
       required or permitted to be done in Article
       154 of the Articles of Association of the Company,
       and the number of new ordinary shares of 25
       pence each in the capital of the Company that
       are received instead of cash in respect of
       the whole [or some part, to be determined by
       the Directors] of any dividend may be such
       that their relevant value exceeds such cash
       amount [disregarding any tax credit] of the
       dividend that such holders of ordinary shares
       of 25 pence each in the capital of the Company
       elect to forgo by up to 5% for these purposes
       the relevant value has the same meaning and
       is calculated in the same manner as in Article
       154(B) of the Articles of Association of the
       Company; [Authority expires at a period of
       5 years from the date of this resolution]

--------------------------------------------------------------------------------------------------------------------------
 BROOKFIELD PROPERTIES CORPORATION                                                           Agenda Number:  933027458
--------------------------------------------------------------------------------------------------------------------------
    Security:  112900105                                                             Meeting Type:  Annual
      Ticker:  BPO                                                                   Meeting Date:  30-Apr-2009
        ISIN:  CA1129001055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       MR. GORDON E. ARNELL                                      Mgmt          No vote                        *
       MR. WILLIAM T. CAHILL                                     Mgmt          No vote                        *
       MR. RICHARD B. CLARK                                      Mgmt          No vote                        *
       MR. JACK L. COCKWELL                                      Mgmt          No vote                        *
       MR. J. BRUCE FLATT                                        Mgmt          No vote                        *
       MR. RODERICK D. FRASER                                    Mgmt          No vote                        *
       MR. PAUL D. MCFARLANE                                     Mgmt          No vote                        *
       MR. ALLAN S. OLSON                                        Mgmt          No vote                        *
       MS. LINDA D. RABBITT                                      Mgmt          No vote                        *
       MR. ROBERT L. STELZL                                      Mgmt          No vote                        *
       MS. DIANA L. TAYLOR                                       Mgmt          No vote                        *
       MR. JOHN E. ZUCCOTTI                                      Mgmt          No vote                        *

B      THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS               Mgmt          No vote                        *
       AUDITORS AND AUTHORIZING THE DIRECTORS TO FIX
       THE AUDITORS' REMUNERATION.

--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG HLDGS LTD                                                                       Agenda Number:  701902175
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y13213106                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  21-May-2009
        ISIN:  HK0001000014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive the audited financial statements, the             Mgmt          No vote                        *
       report of the Directors and the Independent
       Auditor's report for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          No vote                        *

3.1    Elect Mr. Kam Hing Lam as a Director                      Mgmt          No vote                        *

3.2    Elect Ms. Woo Chia Ching, Grace as a Director             Mgmt          No vote                        *

3.3    Elect Mr. Fok Kin-ning, Canning as a Director             Mgmt          No vote                        *

3.4    Elect Mr. Frank John Sixt as a Director                   Mgmt          No vote                        *

3.5    Elect Mr. George Colin Magnus as a Director               Mgmt          No vote                        *

3.6    Elect Mr. Kwok Tun-li, Stanley as a Director              Mgmt          No vote                        *

3.7    Elect Ms. Hung Siu-lin, Katherine as a Director           Mgmt          No vote                        *

4.     Appoint Messrs. Deloitte Touche Tohmatsu as               Mgmt          No vote                        *
       the Auditor and authorize the Directors to
       fix their remuneration

5.1    Authorize the Directors to issue and dispose              Mgmt          No vote                        *
       of additional shares not exceeding 20% of the
       existing issued share capital of the Company
       at the date of this resolution until the next
       AGM [Relevant Period], such mandate to include
       the granting of offers or options [including
       bonds and debentures convertible into shares
       of the Company] which might be exercisable
       or convertible during or after the relevant
       period

5.2    Authorize the Directors during the relevant               Mgmt          No vote                        *
       period to repurchase shares of HKD 0.50 each
       in the capital of the Company in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       or of any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of this Resolution,
       and the said approval shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held]

5.3    Approve to extend the general mandate granted             Mgmt          No vote                        *
       to the Directors to issue and dispose of additional
       shares pursuant to Resolution 5.1 by the addition
       thereto of an amount representing the aggregate
       nominal amount of the share capital of the
       Company repurchased by the Company under the
       authority granted pursuant to Resolution 5.2,
       provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the said resolution

       PLEASE NOTE THAT EUROCLEAR DOES NOT OFFER ANY             Non-Voting
       VOTING SERVICES ON THIS ISSUE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 DESARROLLADORA HOMEX, S.A.B. DE C.V.                                                        Agenda Number:  933042284
--------------------------------------------------------------------------------------------------------------------------
    Security:  25030W100                                                             Meeting Type:  Annual
      Ticker:  HXM                                                                   Meeting Date:  29-Apr-2009
        ISIN:  US25030W1009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DISCUSSION AND APPROVAL, AS THE CASE MAY BE,              Mgmt          No vote                        *
       OF THE REPORTS TO BE PRESENTED BY THE BOARD
       OF DIRECTORS, PURSUANT TO ARTICLE 28, SECTION
       IV OF THE MEXICAN SECURITIES MARKET LAW, INCLUDING
       THE FINANCIAL STATEMENTS CORRESPONDING TO THE
       YEAR ENDED ON DECEMBER 31, 2008.

II     RESOLUTION ON THE ALLOCATION OF PROFITS OBTAINED          Mgmt          No vote                        *
       IN SUCH FISCAL YEAR, AS PER THE PROPOSAL OF
       THE BOARD OF DIRECTORS.

III    DISCUSSION AND APPROVAL, AS THE CASE MAY BE,              Mgmt          No vote                        *
       OF THE MAXIMUM AMOUNT OF RESOURCES THAT MAY
       BE ALLOCATED FOR STOCK REPURCHASE, AS PER THE
       PROPOSAL OF THE BOARD OF DIRECTORS.

IV     APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          No vote                        *
       BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS
       AND SECRETARY, AND DETERMINATION OF THEIR COMPENSATION,
       AS PER THE PROPOSAL OF THE GOVERNANCE AND COMPENSATION
       COMMITTEE.

V      APPOINTMENT OR RATIFICATION, AS THE CASE MAY              Mgmt          No vote                        *
       BE, OF THE CHAIRMAN OF THE AUDIT COMMITTEE
       AND OF THE CORPORATE GOVERNANCE COMMITTEE AND,
       IF APPROPRIATE, APPOINTMENT OF THE OTHER MEMBERS
       OF SUCH COMMITTEES AND OF THE EXECUTIVE COMMITTEE,
       AS PER THE PROPOSAL OF THE BOARD OF DIRECTORS.

VI     DESIGNATION OF SPECIAL DELEGATES WHO WILL FORMALIZE       Mgmt          No vote                        *
       AND EXECUTE THE RESOLUTIONS ADOPTED AT THIS
       MEETING.

--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG PROPERTIES LTD                                                                    Agenda Number:  701724088
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y30166105                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  03-Nov-2008
        ISIN:  HK0101000591
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            For
       and reports of the Directors and the Auditors
       for the YE 30 JUN 2008

2.     Declare a final Dividend                                  Mgmt          For                            For

3.A    Re-elect Dr. Hon Kwan Cheng as a Director                 Mgmt          For                            For

3.B    Re-elect Mr. Shang Shing Yin as a Director                Mgmt          For                            For

3.C    Re-elect Mr. Nelson Wai Leung Yuen as a Director          Mgmt          For                            For

3.D    Re-elect Mr. Dominic Chiu Fai Ho  as a Director           Mgmt          For                            For

3.E    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors' fees

4.     Re-appoint KPMG as the Auditors of the Company            Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.A    Authorize the Directors of the Company, during            Mgmt          For                            For
       the relevant period [as specified], to purchase
       its shares in the capital of the Company on
       The Stock Exchange of Hong Kong Limited [the
       Stock Exchange] or on any other stock exchange
       recognized for this purpose by the Securities
       and Futures Commission and the Stock Exchange
       under the Hong Kong Code on Share Repurchases,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       [Authority expires the earlier of the conclusion
       of the next meeting of the Company or the expiration
       of the period within which the next meeting
       of the Company is required by Law to be held]

5.B    Authorize the Directors of the Company, pursuant          Mgmt          For                            For
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company to allot issue
       or options, warrants or similar rights to subscribe
       for any shares or such convertible securities
       and to make or grant offers, agreements and
       options, during and after the relevant period,
       not exceeding 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this resolution
       and if the Directors are so authorized by a
       separate ordinary resolution of the shareholders
       of the Company set out as Resolution No. 5.C
       as specified, the nominal amount of the share
       capital of the Company repurchased by the Company
       subsequent to the passing of this Resolution,
       up to a maximum equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       Resolution, and the said approval shall be
       limited accordingly, otherwise than pursuant
       to: i) a Rights Issue [as specified]; ii) the
       exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       into shares of the Company; iii) any Option
       Scheme or similar arrangement for the time
       being adopted for the grant or issue of shares
       or rights to acquire shares of the Company,
       or iv) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company

5.C    Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company referred to in Resolution
       No. 5.B, in respect of the share capital of
       the Company referred to in such resolution

       Any other business                                        Non-Voting

--------------------------------------------------------------------------------------------------------------------------
 HIRCO PLC, DOUGLAS                                                                          Agenda Number:  701790582
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4590K106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  16-Jan-2009
        ISIN:  IM00B1HYQS19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition by the Company [through           Mgmt          Against                        Against
       its subsidiaries] of Hirco Developments Private
       Limited ['Hirco Developments'], Burke 1 Limited,
       Burke 2 Limited, Burke 3 Limited and Burke
       4 Limited as specified; authorize the Directors
       to take such steps as they may consider necessary
       or expedient to execute and complete the said
       acquisition with such modifications or amendments
       as the Directors consider necessary or appropriate,
       provided such modifications or amendments are
       not of a material nature in the opinion of
       the independent Directors

2.     Approve, subject to Resolution 1 being passed,            Mgmt          Against                        Against
       increase the authorized share capital of the
       Company from GBP 1,000,000 to GBP 2,000,000
       by the creation of 100,000,000 new ordinary
       shares of one Penny each, such shares to form
       one class with and rank Pari Passu in all respects
       with the existing ordinary shares of the Company

3.     Approve, subject to passing of Resolutions 1              Mgmt          Against                        Against
       and 2, the waiver by the panel on takeover
       and mergers of the general offer obligation
       that may otherwise arise pursuant to Rule 9
       of the City Code as a result of the issued
       by the Company of initial consideration shares
       and any deferred consideration shares [as specified]
       on the terms referred to in the Circular

--------------------------------------------------------------------------------------------------------------------------
 HIRCO PLC, DOUGLAS                                                                          Agenda Number:  701849652
--------------------------------------------------------------------------------------------------------------------------
    Security:  G4590K106                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  06-May-2009
        ISIN:  IM00B1HYQS19
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to remove the Mr. Niranjan Hiranandanal           Mgmt          Against                        Against
       as a Director of the Company with immediate
       effect

2.     Appoint Mr. Andrew Pegge as a Director of the             Mgmt          Against                        Against
       Company immediate effect

3.     Approve to remove Mr. David Burton as a Director          Mgmt          Against                        Against
       of the Company with immediate effect

4.     Appoint Mr. Michael Haxby as a Director of the            Mgmt          Against                        Against
       Company immediate effect

5.     Approve, subject to a majority of the Directors           Mgmt          Against                        Against
       being resident outside the United Kingdom,
       to remove Mr. Nigel McGowan as Director of
       the Company with effect from the end of this
       meeting

6.     Appoint Mr. John Bourbon as a Director of the             Mgmt          Against                        Against
       Company with immediate effect

7.     Appoint Mr. Aled Rhys-Jones as a Director of              Mgmt          Against                        Against
       the Company with immediate effect

8.     Approve to urge the Directors of the Company              Mgmt          Abstain                        Against
       to appoint a Director of the Company who is
       Independent of the Hiranandanl family to act
       as Chairman

--------------------------------------------------------------------------------------------------------------------------
 IRSA INVERSIONES Y REPRESENTACIONES S.A.                                                    Agenda Number:  932967524
--------------------------------------------------------------------------------------------------------------------------
    Security:  450047204                                                             Meeting Type:  Special
      Ticker:  IRS                                                                   Meeting Date:  31-Oct-2008
        ISIN:  US4500472042
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPOINTMENT OF TWO SHAREHOLDERS TO APPROVE AND            Mgmt          For                            *
       SIGN THE SHAREHOLDERS' MEETING MINUTES.

02     CONSIDERATION OF THE DOCUMENTATION IN SECTION             Mgmt          For                            *
       234, SUBSECTION 1 OF LAW 19,550, RELATING TO
       THE FISCAL YEAR ENDED JUNE 30, 2008.

03     CONSIDERATION OF THE BOARD'S PERFORMANCE.                 Mgmt          For                            *

04     CONSIDERATION OF THE SUPERVISORY COMMITTEE'S              Mgmt          For                            *
       PERFORMANCE.

05     TREATMENT AND ALLOCATION OF RESULTS OF THE FISCAL         Mgmt          For                            *
       YEAR ENDED JUNE 30, 2008, WHICH RECORDED A
       $54,875,000 PROFIT.

06     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For                            *
       THE BOARD OF DIRECTORS IN RESPECT OF THE YEAR
       ENDED JUNE 30, 2008.

07     CONSIDERATION OF THE COMPENSATION PAYABLE TO              Mgmt          For                            *
       THE SUPERVISORY COMMITTEE IN RESPECT OF THE
       YEAR ENDED JUNE 30, 2008.

08     DETERMINATION OF THE NUMBER OF REGULAR DIRECTORS          Mgmt          For                            *
       AND ALTERNATE DIRECTORS, IF THE CASE MAY BE,
       AND ELECTION THEREOF.

09     APPOINTMENT OF THE REGULAR AND ALTERNATE MEMBERS          Mgmt          For                            *
       OF THE SUPERVISORY COMMITTEE.

10     APPOINTMENT OF THE CERTIFYING ACCOUNTANT FOR              Mgmt          For                            *
       THE NEXT FISCAL YEAR AND DETERMINATION OF THE
       COMPENSATION PAYABLE THERETO.

11     UPDATING OF THE REPORT RELATING TO THE SHARED             Mgmt          For                            *
       SERVICES AGREEMENT.

12     TREATMENT OF THE TAX ON THE SHAREHOLDERS' PERSONAL        Mgmt          For                            *
       ASSETS, PAID BY THE COMPANY IN ITS CAPACITY
       OF SUBSTITUTE TAXPAYER.

13     RENEWAL OF DELEGATION TO BOARD OF POWER TO FIX            Mgmt          For                            *
       DETERMINATION OF TIMING AND ISSUANCE CURRENCY,
       TERM, PRICE, MANNER AND PAYMENT CONDITIONS,
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

--------------------------------------------------------------------------------------------------------------------------
 IVG IMMOBILIEN AG, BONN                                                                     Agenda Number:  701879580
--------------------------------------------------------------------------------------------------------------------------
    Security:  D36953103                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  14-May-2009
        ISIN:  DE0006205701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS A CONDITION OF VOTING, GERMAN MARKET REGULATIONS       Non-Voting
       REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE
       A CONTROLLING OR PERSONAL INTEREST IN THIS
       COMPANY. SHOULD EITHER BE THE CASE, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY.
       IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL
       INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK
       YOU

       PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS            Non-Voting
       MEETING IS 23 APR 2009, WHEREAS THE MEETING
       HAS BEEN SETUP USING THE ACTUAL RECORD DATE
       - 1 BUSINESS DAY. THIS IS DONE TO ENSURE THAT
       ALL POSITIONS REPORTED ARE IN CONCURRENCE WITH
       THE GERMAN LAW. THANK YOU

1.     Presentation of the financial statements and              Non-Voting
       annual report for the 2008 FY with the report
       of the Supervisory Board, the group financial
       statements, the group annual report, the reports
       pursuant to Sections 289(4) and 315(4) of the
       German Commercial Code and the proposal of
       the Board of Managing Directors on the appropriation
       of the distributable profit

2.     Resolution on the appropriation of the distributable      Mgmt          No vote                        *
       profit of EUR 466,040,536.69 as follows: the
       distributable profit of EUR 466,040,536.69
       shall be carried forward

3.     Ratification of the acts of the Board of Managing         Mgmt          No vote                        *
       Directors

4.     Ratification of the acts of the Supervisory               Mgmt          No vote                        *
       Board

5.     Election of Mr. Matthias Graf von Krockow to              Mgmt          No vote                        *
       the Supervisory Board

6.     Resolution on the revocation of the existing              Mgmt          No vote                        *
       authorized capital I, the creation of a new
       authorized capital, and the corresponding amendment
       to the Articles of Association, the existing
       authorized I capital shall be revoked, the
       Board of Managing Directors shall be authorized,
       with the consent of the Supervisory Board,
       to increase the share capital by up to EUR
       24,000,0000 through the issue of new ordinary
       and/or preference shares against contributions
       in cash and/or kind on or before 13 MAY 2014
       [authorized capital I], shareholders shall
       be granted subscription rights except for residual
       amounts

7.     Resolution on the revocation of the existing              Mgmt          No vote                        *
       authorized capital III, the creation of a new
       authorized capital, and the corresponding amendment
       to the Articles of Association, the existing
       authorized III capital shall be revoked, the
       Board of Managing Directors shall be authorized,
       with the consent of the Supervisory Board,
       to increase the Company's share capital by
       up to EUR 24,000,000 through the issue of new
       ordinary and/or preference shares against contributions
       in cash and/or kind, on or before 13 MAY 2014
       [authorized capital III], shareholders shall
       be granted subscription rights for a capital
       increase against cash payment, nevertheless,
       shareholders subscription rights may be excluded
       for residual amounts and for a capital increase
       against contributions in kind in connection
       with acquisitions

8.     Renewal of the authorization to acquire own               Mgmt          No vote                        *
       shares the Company shall be authorized to acquire
       own shares of up to 10% of its share capital,
       at a price differing neither more than 5% from
       the market price of the shares if they are
       acquired through the Stock Exchange, nor more
       than 10% if they are acquired by way of a repurchase
       offer, on or before 13 NOV 2010, the Board
       of Managing Directors shall be authorized to
       dispose of the shares in a manner other than
       the Stock Exchange or an offer to all shareholders
       if the shares are sold at a price not materially
       below their market price, to use the shares
       in connection with mergers and acquisitions
       or for satisfying conversion or option rights,
       to offer the shares to holders of previously,
       issued bonds in cases when the shares are offered
       to all the shareholders and to retire the shares

9.     Approval of the control agreement with the Company's      Mgmt          No vote                        *
       wholly-owned subsidiary, Ivg Asset Management
       GmbH, effective for a period of at least 5
       years

10.    Approval of the control and profit transfer               Mgmt          No vote                        *
       agreement with the Company's wholly-owned subsidiary,
       Logistique 2 GmbH, effective for a period of
       at least 5 years

11.    Approval of the control and profit transfer               Mgmt          No vote                        *
       agreement with the Company's wholly-owned subsidiary,
       Pfaeffikon Beteiligungs-und Verwaltungs GmbH,
       effective for a period of at least 5 years

12.    Appointment of the Auditors for the 2009 financial:       Mgmt          No vote                        *
       PricewaterhouseCoopers AG, Duesseldorf; b)
       Appointment of the Auditors for the interim
       report: PricewaterhouseCoopers AG, Duesseldorf

--------------------------------------------------------------------------------------------------------------------------
 KILLAM PROPERTIES INC.                                                                      Agenda Number:  933053427
--------------------------------------------------------------------------------------------------------------------------
    Security:  494104854                                                             Meeting Type:  Annual
      Ticker:                                                                        Meeting Date:  07-May-2009
        ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TIMOTHY R. BANKS                                          Mgmt          No vote                        *
       PHILIP D. FRASER                                          Mgmt          No vote                        *
       ROBERT G. KAY                                             Mgmt          No vote                        *
       JAMES C. LAWLEY                                           Mgmt          No vote                        *
       ARTHUR G. LLOYD                                           Mgmt          No vote                        *
       ROBERT G. RICHARDSON                                      Mgmt          No vote                        *
       GEORGE J. RETI                                            Mgmt          No vote                        *
       MANFRED J. WALT                                           Mgmt          No vote                        *
       G. WAYNE WATSON                                           Mgmt          No vote                        *

02     THE APPOINTMENT OF ERNST & YOUNG LLP, CHARTERED           Mgmt          No vote                        *
       ACCOUNTANTS, TO SERVE AS AUDITORS OF THE CORPORATION
       FOR THE ENSUING YEAR, AT SUCH REMUNERATION
       AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 KILLAM PROPERTIES INC.                                                                      Agenda Number:  933053427
--------------------------------------------------------------------------------------------------------------------------
    Security:  494104870                                                             Meeting Type:  Annual
      Ticker:  KMPPF                                                                 Meeting Date:  07-May-2009
        ISIN:  CA4941048700
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TIMOTHY R. BANKS                                          Mgmt          No vote                        *
       PHILIP D. FRASER                                          Mgmt          No vote                        *
       ROBERT G. KAY                                             Mgmt          No vote                        *
       JAMES C. LAWLEY                                           Mgmt          No vote                        *
       ARTHUR G. LLOYD                                           Mgmt          No vote                        *
       ROBERT G. RICHARDSON                                      Mgmt          No vote                        *
       GEORGE J. RETI                                            Mgmt          No vote                        *
       MANFRED J. WALT                                           Mgmt          No vote                        *
       G. WAYNE WATSON                                           Mgmt          No vote                        *

02     THE APPOINTMENT OF ERNST & YOUNG LLP, CHARTERED           Mgmt          No vote                        *
       ACCOUNTANTS, TO SERVE AS AUDITORS OF THE CORPORATION
       FOR THE ENSUING YEAR, AT SUCH REMUNERATION
       AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------------------------------------------------
 LAND SECURITIES GROUP PLC  R.E.I.T, LONDON                                                  Agenda Number:  701646981
--------------------------------------------------------------------------------------------------------------------------
    Security:  G5375M118                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  17-Jul-2008
        ISIN:  GB0031809436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and financial statements               Mgmt          No vote                        *
       for the YE 31 MAR 2008, together with the report
       of the Auditors

2.     Approve the interim dividend paid in the year             Mgmt          No vote                        *
       and grant authority for the payment of a final
       dividend for the year of 16p per share

3.     Approve the Directors' remuneration report for            Mgmt          No vote                        *
       the YE 31 MAR 2008

4.     Re-elect Sir. Christopher Bland as a Director             Mgmt          No vote                        *

5.     Re-elect Mr. Rick Haythornthwaite as a Director           Mgmt          No vote                        *

6.     Re-elect Mr. Kevin O'Byrne as a Director                  Mgmt          No vote                        *

7.     Re-elect Mr. David Rough as a Director                    Mgmt          No vote                        *

8.     Re-elect Mr. Alison Carnwath as a Director                Mgmt          No vote                        *

9.     Re-elect Mr. Ian Ellis as a Director                      Mgmt          No vote                        *

10.    Re-elect Mr. Richard Akers as a Director                  Mgmt          No vote                        *

11.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          No vote                        *
       Auditors of the Company for the ensuing year

12.    Authorize the Directors to determine the remuneration     Mgmt          No vote                        *
       of the Auditors

       Transact any other business                               Non-Voting

13.    Authorize the Directors, in accordance with               Mgmt          No vote                        *
       Section 80 of the Companies Act 1985, to allot
       relevant securities [Section 80(2) of the Act]
       up to an aggregate nominal amount of GBP 12,906,770.40;
       [Authority expires at the conclusion of the
       next AGM of the Company]; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.14   Authorize the Directors, pursuant to Section              Mgmt          No vote                        *
       95 of the Companies Act 1985, to allot equity
       securities [Section 94(2) of the Act] for cash
       pursuant to the authority conferred by Resolution
       13 and/or where such allotment constitutes
       an allotment of equity securities by virtue
       of Section 94(3A) of the said Act, disapplying
       the statutory pre-emption rights [Section 89(1)],
       provided that this power is limited to the
       allotment of equity securities: i) in connection
       with a right issue, open offer or other offer
       of securities in favour of the holders of the
       ordinary shares; ii) up to an aggregate nominal
       amount of GBP 2,354,661; [Authority expires
       at the conclusion of the next AGM of the Company];
       and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.15   Authorize the Company to purchase its own ordinary        Mgmt          No vote                        *
       shares in accordance with Section 166 of the
       Companies Act 1985 by way of market purchase
       [Section 163(3) of the Companies Act 1985]
       of up 47,093,229 Ordinary Shares of 10p, at
       a minimum price of 10p and up to 105% of the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days; [Authority expires at the conclusion
       of the AGM of the Company in 2009 ]; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.16   Amend the Articles of Association of the Company,         Mgmt          No vote                        *
       as specified

17.    Authorize the Company, in accordance with Section         Mgmt          No vote                        *
       366 and 367 of the Companies Act 2006 [the
       Act],in aggregate to: [i] make political donations
       to political parties and/or independent election
       candidates not exceeding GBP 20,000 in total;
       [ii] make political donations to political
       Organizations other than political parties
       not exceeding GBP 20,000 in total; and [iii]
       incur political expenditure not exceeding GBP
       20,000 in total [Authority expires at the conclusion
       of the AGM of the Company in 2008]

--------------------------------------------------------------------------------------------------------------------------
 LAND SECURITIES GROUP PLC  R.E.I.T, LONDON                                                  Agenda Number:  701821185
--------------------------------------------------------------------------------------------------------------------------
    Security:  G5375M118                                                             Meeting Type:  OGM
      Ticker:                                                                        Meeting Date:  09-Mar-2009
        ISIN:  GB0031809436
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting

1.     Approve to increase in authorized ordinary share          Mgmt          No vote                        *
       capital from GBP 99,771,305.12 to GBP 139,771,305
       authorize issue of equity or equity-linked
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 52,886,571.50

S.2    Grant authority, subject to the passing of Resolution     Mgmt          No vote                        *
       1, to issue of equity or Equity-Linked Securities
       without pre-emptive rights up to aggregate
       nominal amount of GBP 3,809,541

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF CONSERVATIVE CUT-OFF, DUE TO CHANGE IN TYPE
       OF RESOLUTION AND CHANGE IN TYPE OF MEETING.
       IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

--------------------------------------------------------------------------------------------------------------------------
 LEND LEASE CORP LTD                                                                         Agenda Number:  701729634
--------------------------------------------------------------------------------------------------------------------------
    Security:  Q55368114                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  13-Nov-2008
        ISIN:  AU000000LLC3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       To receive the financial report of the Company            Non-Voting
       and reports of the Directors and the Auditor
       for the YE 30 JUN 2008

1.A    Re-elect Mr. Peter Goldmark as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       Rule 6.1(f) of the Constitution

1.B    Re-elect Mr. David Ryan as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with Rule
       6.1(f) of the Constitution

1.C    Re-elect Mr. Mark Selway as a Director of the             Mgmt          For                            For
       Company, who retires in accordance with Rule
       6.1(e) of the Constitution

2.     Adopt the remuneration report as specified                Mgmt          Abstain                        Against

3.     Approve that, the maximum aggregate fees which            Mgmt          Against                        Against
       may be paid to Directors under Rule 6.3(a)
       of the Constitution in any year be increased
       from AUD 1,700,000 to AUD 2,500,000

--------------------------------------------------------------------------------------------------------------------------
 LIBERTY PROPERTY TRUST                                                                      Agenda Number:  933064305
--------------------------------------------------------------------------------------------------------------------------
    Security:  531172104                                                             Meeting Type:  Annual
      Ticker:  LRY                                                                   Meeting Date:  21-May-2009
        ISIN:  US5311721048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM P. HANKOWSKY                                      Mgmt          No vote                        *
       DAVID L. LINGERFELT                                       Mgmt          No vote                        *
       JOSE A. MEJIA                                             Mgmt          No vote                        *

02     APPROVAL OF THE PROPOSAL TO RATIFY THE SELECTION          Mgmt          No vote                        *
       OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

03     APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE             Mgmt          No vote                        *
       THE LIBERTY PROPERTY TRUST AMENDED AND RESTATED
       SHARE INCENTIVE PLAN TO INCREASE THE NUMBER
       OF SHARES AVAILABLE FOR GRANT THEREUNDER AND
       MAKE OTHER SPECIFIED REVISIONS.

--------------------------------------------------------------------------------------------------------------------------
 MEGAWORLD CORPORATION                                                                       Agenda Number:  701962842
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y59481112                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  19-Jun-2009
        ISIN:  PHY594811127
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting
       ID 565355 DUE TO RECEIPT OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Call to order                                             Mgmt          For                            For

2.     Approve the proof of notice and determine the             Mgmt          For                            For
       quorum

3.     Approve the minutes of the previous annual meeting        Mgmt          For                            For

4.     Approve the annual report of Management                   Mgmt          For                            For

5.     Appoint the External Auditors                             Mgmt          For                            For

6.     Ratify the Acts and resolutions of the Board              Mgmt          For                            For
       of Directors, Executive Committee and Management

7.1    Elect Mr. Andrew L. Tan as a Director                     Mgmt          For                            For

7.2    Elect Ms. Katherine L. Tan as a Director                  Mgmt          For                            For

7.3    Elect Mr. Kingson U. Sian as a Director                   Mgmt          For                            For

7.4    Elect Mr. Enrique Santos L. Sy as a Director              Mgmt          For                            For

7.5    Elect Mr. Miguel B. Varela as an Independent              Mgmt          For                            For
       Director

7.6    Elect Mr. Gerardo C. Garcia as an Independent             Mgmt          For                            For
       Director

7.7    Elect Mr. Roberto S. Guevara as an Independent            Mgmt          For                            For
       Director

8.     Adjournment                                               Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI ESTATE COMPANY,LIMITED                                                           Agenda Number:  701988113
--------------------------------------------------------------------------------------------------------------------------
    Security:  J43916113                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  JP3899600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please reference meeting materials.                       Non-Voting

1.     Approve Appropriation of Retained Earnings                Mgmt          For                            For

2.     Amend Articles to: Approve Minor Revisions Related        Mgmt          For                            For
       to Dematerialization of Shares and the Other
       Updated Laws and Regulations

3.1    Appoint a Director                                        Mgmt          For                            For

3.2    Appoint a Director                                        Mgmt          For                            For

3.3    Appoint a Director                                        Mgmt          For                            For

3.4    Appoint a Director                                        Mgmt          For                            For

3.5    Appoint a Director                                        Mgmt          For                            For

3.6    Appoint a Director                                        Mgmt          For                            For

3.7    Appoint a Director                                        Mgmt          For                            For

3.8    Appoint a Director                                        Mgmt          For                            For

3.9    Appoint a Director                                        Mgmt          For                            For

3.10   Appoint a Director                                        Mgmt          For                            For

3.11   Appoint a Director                                        Mgmt          For                            For

3.12   Appoint a Director                                        Mgmt          For                            For

3.13   Appoint a Director                                        Mgmt          For                            For

3.14   Appoint a Director                                        Mgmt          For                            For

4.     Appoint a Corporate Auditor                               Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 MITSUI FUDOSAN CO.,LTD.                                                                     Agenda Number:  701988101
--------------------------------------------------------------------------------------------------------------------------
    Security:  J4509L101                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  JP3893200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please reference meeting materials.                       Non-Voting

1.     Approve Appropriation of Retained Earnings                Mgmt          For                            For

2.     Amend Articles to: Approve Minor Revisions Related        Mgmt          For                            For
       to Dematerialization of Shares and the Other
       Updated Laws and Regulations

3.1    Appoint a Director                                        Mgmt          For                            For

3.2    Appoint a Director                                        Mgmt          For                            For

3.3    Appoint a Director                                        Mgmt          For                            For

3.4    Appoint a Director                                        Mgmt          For                            For

3.5    Appoint a Director                                        Mgmt          For                            For

3.6    Appoint a Director                                        Mgmt          For                            For

3.7    Appoint a Director                                        Mgmt          For                            For

3.8    Appoint a Director                                        Mgmt          For                            For

3.9    Appoint a Director                                        Mgmt          For                            For

3.10   Appoint a Director                                        Mgmt          For                            For

3.11   Appoint a Director                                        Mgmt          For                            For

4.     Approve Payment of Bonuses to Directors                   Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 MVC CAPITAL, INC.                                                                           Agenda Number:  933003422
--------------------------------------------------------------------------------------------------------------------------
    Security:  553829102                                                             Meeting Type:  Annual
      Ticker:  MVC                                                                   Meeting Date:  14-Apr-2009
        ISIN:  US5538291023
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EMILIO DOMINIANNI                                         Mgmt          No vote                        *
       GERALD HELLERMAN                                          Mgmt          No vote                        *
       WARREN HOLTSBERG                                          Mgmt          No vote                        *
       ROBERT KNAPP                                              Mgmt          No vote                        *
       WILLIAM TAYLOR                                            Mgmt          No vote                        *
       MICHAEL TOKARZ                                            Mgmt          No vote                        *

02     TO APPROVE AN AMENDED AND RESTATED INVESTMENT             Mgmt          No vote                        *
       ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE
       FUND AND TTG ADVISERS AS DESCRIBED IN THE PROXY
       STATEMENT. DIRECTORS RECOMMEND: A VOTE "FOR"
       APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
       AGREEMENT ABOVE.

--------------------------------------------------------------------------------------------------------------------------
 POST PROPERTIES, INC.                                                                       Agenda Number:  932955492
--------------------------------------------------------------------------------------------------------------------------
    Security:  737464107                                                             Meeting Type:  Annual
      Ticker:  PPS                                                                   Meeting Date:  16-Oct-2008
        ISIN:  US7374641071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT C. GODDARD, III                                    Mgmt          For                            For
       DAVID P. STOCKERT                                         Mgmt          For                            For
       HERSCHEL M. BLOOM                                         Mgmt          For                            For
       DOUGLAS CROCKER II                                        Mgmt          For                            For
       WALTER M. DERISO, JR.                                     Mgmt          For                            For
       RUSSELL R. FRENCH                                         Mgmt          For                            For
       DAVID R. SCHWARTZ                                         Mgmt          For                            For
       STELLA F. THAYER                                          Mgmt          For                            For
       RONALD DE WAAL                                            Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERD PUBLIC ACCOUNTANTS
       FOR 2008.

03     TO APPROVE THE AMENDED AND RESTATED POST PROPERTIES,      Mgmt          For                            For
       INC. 2003 INCENTIVE STOCK PLAN.

--------------------------------------------------------------------------------------------------------------------------
 POST PROPERTIES, INC.                                                                       Agenda Number:  933069901
--------------------------------------------------------------------------------------------------------------------------
    Security:  737464107                                                             Meeting Type:  Annual
      Ticker:  PPS                                                                   Meeting Date:  09-Jun-2009
        ISIN:  US7374641071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      DIRECTOR
       ROBERT C. GODDARD, III                                    Mgmt          Withheld                       Against
       DOUGLAS CROCKER II                                        Mgmt          Withheld                       Against
       DAVID P. STOCKERT                                         Mgmt          Withheld                       Against
       HERSCHEL M. BLOOM                                         Mgmt          Withheld                       Against
       WALTER M. DERISO, JR.                                     Mgmt          Withheld                       Against
       RUSSELL R. FRENCH                                         Mgmt          Withheld                       Against
       DALE ANNE REISS                                           Mgmt          Withheld                       Against
       DAVID R. SCHWARTZ                                         Mgmt          Withheld                       Against
       STELLA F. THAYER                                          Mgmt          Withheld                       Against
       RONALD DE WAAL                                            Mgmt          Withheld                       Against

2      TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       FOR 2009.

--------------------------------------------------------------------------------------------------------------------------
 PUBLIC STORAGE                                                                              Agenda Number:  933017522
--------------------------------------------------------------------------------------------------------------------------
    Security:  74460D109                                                             Meeting Type:  Annual
      Ticker:  PSA                                                                   Meeting Date:  07-May-2009
        ISIN:  US74460D1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       B. WAYNE HUGHES                                           Mgmt          No vote                        *
       RONALD L. HAVNER, JR.                                     Mgmt          No vote                        *
       DANN V. ANGELOFF                                          Mgmt          No vote                        *
       WILLIAM C. BAKER                                          Mgmt          No vote                        *
       JOHN T. EVANS                                             Mgmt          No vote                        *
       TAMARA HUGHES GUSTAVSON                                   Mgmt          No vote                        *
       URI P. HARKHAM                                            Mgmt          No vote                        *
       B. WAYNE HUGHES, JR.                                      Mgmt          No vote                        *
       HARVEY LENKIN                                             Mgmt          No vote                        *
       GARY E. PRUITT                                            Mgmt          No vote                        *
       DANIEL C. STATON                                          Mgmt          No vote                        *

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          No vote                        *
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 STARWOOD HOTELS & RESORTS WORLDWIDE                                                         Agenda Number:  933017421
--------------------------------------------------------------------------------------------------------------------------
    Security:  85590A401                                                             Meeting Type:  Annual
      Ticker:  HOT                                                                   Meeting Date:  06-May-2009
        ISIN:  US85590A4013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ADAM ARON                                                 Mgmt          No vote                        *
       CHARLENE BARSHEFSKY                                       Mgmt          No vote                        *
       THOMAS CLARKE                                             Mgmt          No vote                        *
       CLAYTON DALEY, JR.                                        Mgmt          No vote                        *
       BRUCE DUNCAN                                              Mgmt          No vote                        *
       LIZANNE GALBREATH                                         Mgmt          No vote                        *
       ERIC HIPPEAU                                              Mgmt          No vote                        *
       STEPHEN QUAZZO                                            Mgmt          No vote                        *
       THOMAS RYDER                                              Mgmt          No vote                        *
       FRITS VAN PAASSCHEN                                       Mgmt          No vote                        *
       KNEELAND YOUNGBLOOD                                       Mgmt          No vote                        *

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          No vote                        *
       LLP AS THE COMPANY'S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2009.

--------------------------------------------------------------------------------------------------------------------------
 SUMITOMO REALTY & DEVELOPMENT CO.,LTD.                                                      Agenda Number:  701988529
--------------------------------------------------------------------------------------------------------------------------
    Security:  J77841112                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  26-Jun-2009
        ISIN:  JP3409000001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Retained Earnings                Mgmt          For                            For

2      Amend Articles to: Approve Minor Revisions Related        Mgmt          For                            For
       to Dematerialization of    Shares and the other
       Updated Laws and Regulations

3.1    Appoint a Director                                        Mgmt          For                            For

3.2    Appoint a Director                                        Mgmt          For                            For

3.3    Appoint a Director                                        Mgmt          For                            For

3.4    Appoint a Director                                        Mgmt          For                            For

3.5    Appoint a Director                                        Mgmt          For                            For

3.6    Appoint a Director                                        Mgmt          For                            For

3.7    Appoint a Director                                        Mgmt          For                            For

3.8    Appoint a Director                                        Mgmt          For                            For

3.9    Appoint a Director                                        Mgmt          For                            For

4.1    Appoint a Corporate Auditor                               Mgmt          For                            For

4.2    Appoint a Corporate Auditor                               Mgmt          For                            For

4.3    Appoint a Corporate Auditor                               Mgmt          For                            For

--------------------------------------------------------------------------------------------------------------------------
 SUN HUNG KAI PROPERTIES LTD                                                                 Agenda Number:  701731451
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y82594121                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  04-Dec-2008
        ISIN:  HK0016000132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 30 JUN 2008

2.     Declare the final dividend                                Mgmt          For                            For

3.I.A  Re-elect Madam Kwong Siu-Hing as a Director               Mgmt          For                            For

3.I.B  Re-elect Dr. Cheung Kin-Tung, Marvin as a Director        Mgmt          For                            For

3.I.C  Re-elect Dr. Lee Shau-Kee as a Director                   Mgmt          For                            For

3.I.D  Re-elect Mr. Kwok Ping-Sheung, Walter as a Director       Mgmt          For                            For

3.I.E  Re-elect Mr. Kwok Ping-Luen, Raymond as a Director        Mgmt          For                            For

3.I.F  Re-elect Mr. Chan Kai-Ming as a Director                  Mgmt          For                            For

3.I.G  Re-elect Mr. Wong Yick-Kam, Michael as a Director         Mgmt          For                            For

3.I.H  Re-elect Mr. Wong Chik-Wing, Mike as a Director           Mgmt          For                            For

3.II   Approve to fix the Directors' fees [the proposed          Mgmt          For                            For
       fees to be paid to each Director, each Vice
       Chairman and the Chairman for the FY ending
       30 JUN 2009 are HKD100,000, HKD110,000 and
       HKD120,000 respectively]

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

5.     Authorize the Directors of the Company [the               Mgmt          For                            For
       Directors] during the relevant period to repurchase
       shares of the Company and the aggregate nominal
       amount of the shares which may be repurchased
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases pursuant to the approval
       in this resolution shall not exceed 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue at the date of passing
       this resolution; [Authority expires at the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its Articles of Association or
       by the laws of Hong Kong to be held]

6.     Authorize the Directors, subject to this resolution,      Mgmt          For                            For
       to allot, issue and deal with additional shares
       in the capital of the Company and to make or
       grant offers, agreements, options and warrants
       which might require during and after the end
       of the relevant period and the aggregate nominal
       amount of share capital allotted or agreed
       conditionally or unconditionally to be allotted
       [whether pursuant to an option or otherwise]
       by the Directors pursuant to the approval in
       this resolution, otherwise than pursuant to,
       i) a rights issue, ii) any option scheme or
       similar arrangement for the time being adopted
       for the grant or issue to Officers and/or Employees
       of the Company and/or any of its subsidiaries
       of shares or rights to acquire shares of the
       Company, iii) any scrip dividend or similar
       arrangement providing for the allotment of
       shares in lieu of the whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company,
       shall not exceed the aggregate of: 10% ten
       per cent of the aggregate nominal amount of
       the share capital of the Company in issue at
       the date of passing this resolution plus; [if
       the Directors are so authorized by a separate
       ordinary resolution of the shareholders of
       the Company] the nominal amount of share capital
       of the Company repurchased by the Company subsequent
       to the passing of this resolution [up to a
       maximum equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution], and the said approval shall be
       limited accordingly; [Authority expires at
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by its Articles of Association or
       by the laws of Hong Kong to be held]

7.     Authorize the Directors to exercise the powers            Mgmt          For                            For
       of the Company referred to Resolution 6 convening
       this meeting in respect of the share capital
       of the Company referred to in such resolution

--------------------------------------------------------------------------------------------------------------------------
 TIAN AN CHINA INVESTMENTS CO LTD, HONG KONG                                                 Agenda Number:  701676302
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y88170207                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  05-Sep-2008
        ISIN:  HK0028013271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the conditional contract               Mgmt          For                            For
       dated 08 JUL 2008 [the Agreement] entered into
       between the Company as the vendor, Tian An
       Hung Kai Group Company Limited as the purchaser,
       Mr. Fong Ting as the purchaser's guarantor
       and Guo Wei International Trading and Investment
       Company Limited, for (i) the sale and purchase
       of the entire equity interests in Tian An [Guang
       Zhou] Investments Co., Ltd. at an aggregate
       consideration of RMB 150,000,000 [equivalent
       to approximately HKD 170,455,000] [subject
       to adjustments]; and (ii) all other transactions
       contemplated in the Agreement [a copy of which
       has been produced to the Meeting marked A and
       signed by the Chairman of the Meeting for the
       purpose of identification and authorize any
       Director of the Company for and on behalf of
       the Company, amongst other matters, to sign,
       execute, perfect, deliver or to authorize signing,
       executing, perfecting and delivering all such
       documents and deeds, and to do or authorize
       doing all such acts, matters and things as
       he may in his discretion consider necessary,
       expedient or desirable to give effect to and
       implement the terms of the Agreement

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting
       OF ACTUAL RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

--------------------------------------------------------------------------------------------------------------------------
 TIAN AN CHINA INVESTMENTS CO LTD, HONG KONG                                                 Agenda Number:  701893845
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y88170207                                                             Meeting Type:  AGM
      Ticker:                                                                        Meeting Date:  22-May-2009
        ISIN:  HK0028013271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE           Non-Voting
       OF "ABSTAIN" WILL BE TREATED THE SAME AS A
       "TAKE NO ACTION" VOTE.

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditor
       for the YE 31 DEC 2008

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Patrick Lee Seng Wei as a Director           Mgmt          For                            For

3.B    Re-elect Mr. Ma Sun as a Director                         Mgmt          For                            For

3.C    Re-elect Mr. Edwin Lo King Yau as a Director              Mgmt          For                            For

3.D    Re-elect Dr. Moses Cheng Mo Chi as a Director             Mgmt          For                            For

3.E    Re-elect Mr. Song Zengbin as a Director                   Mgmt          For                            For

3.F    Approve to fix the Directors' fee                         Mgmt          For                            For

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the Board of Directors to fix
       its remuneration

5.A    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to allot, issue or otherwise
       deal with additional shares of the Company
       [shares] or securities convertible into shares,
       or options, warrants or similar rights to subscribe
       for any shares and to make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution, otherwise than pursuant to i) a
       rights issue [as specified]; or ii) the exercise
       of rights of subscription or conversion attaching
       to any warrants issued by the Company or any
       securities which are convertible into shares;
       or iii) the exercise of any option granted
       under any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to employees of the Company and/or any
       of its subsidiaries of any options to subscribe
       for, or rights to acquire shares; and iv) any
       scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares, in accordance
       with the Articles of Association of the Company
       from time to time; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable Laws to be held]

5.B    Authorize the Directors of the Company, subject           Mgmt          For                            For
       to this resolution, to repurchase shares and
       outstanding warrants of the Company, during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited [the Stock Exchange] or
       any other Stock Exchange on which the shares
       of the Company may be listed and recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       under the Hong Kong Code on share repurchases,
       subject to and in accordance with all applicable
       Laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue at the date of passing
       this resolution and 10% of the Warrants at
       the date of the passing of this resolution
       respectively; [Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Articles of Association of the Company
       or any applicable Laws to be held]

5.C    Approve, conditional upon the passing of Resolution       Mgmt          For                            For
       5[A] and 5[B] as specified, to extend the general
       mandate granted to the Directors to exercise
       the powers of the Company to allot, issue or
       otherwise deal with additional securities of
       the Company pursuant to Resolution 5[A] as
       specified and by the addition thereto the number
       of such shares repurchased by the Company under
       the authority granted pursuant to Resolution
       5[B] as specified, not exceeding 10% of the
       aggregate number of shares in issue at the
       date of the passing of this Resolution

--------------------------------------------------------------------------------------------------------------------------
 TICON INDUSTRIAL CONNECTION PUBLIC CO LTD                                                   Agenda Number:  701620026
--------------------------------------------------------------------------------------------------------------------------
    Security:  Y88366169                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  10-Jul-2008
        ISIN:  TH0675010Z17
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SPLIT AND PARTIAL VOTING IS              Non-Voting
       ALLOWED. THANK YOU.

1.     Approve to certify the minutes of the 2008 Annual         Mgmt          For                            For
       Ordinary General Meeting held on 22 APR 2008

2.     Approve the issuance of warrants, to purchase             Mgmt          For                            For
       Ticon ordinary shares, to existing shareholders
       [right warrants]

3.     Approve an increase in registered capital for             Mgmt          For                            For
       issuing ordinary shares to accommodate of the
       right warrants

4.     Amend the Ticon's Memorandum of Association               Mgmt          For                            For
       in compliance with the capital increase

5.     Other business [if any]                                   Mgmt          Abstain                        For

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  932980887
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Special
      Ticker:  TWTUF                                                                 Meeting Date:  19-Dec-2008
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE EXTRAORDINARY RESOLUTION, IN THE FORM SET             Mgmt          For                            For
       OUT IN SCHEDULE "A" TO THE ENCLOSED INFORMATION
       CIRCULAR (THE "EXTRAORDINARY RESOLUTION"),
       APPROVING AMENDMENTS TO THE NOTE INDENTURE
       BETWEEN THE COMPANY AND VALIANT TRUST COMPANY,
       AS TRUSTEE, DATED AS OF SEPTEMBER 30, 1998
       AND AS AMENDED (THE "NOTE INDENTURE"). PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  932979757
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Special
      Ticker:  TWTUF                                                                 Meeting Date:  19-Dec-2008
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE EXTRAORDINARY RESOLUTION, IN THE FORM SET             Mgmt          For                            For
       OUT IN SCHEDULE "A" TO THE ENCLOSED INFORMATION
       CIRCULAR (THE "EXTRAORDINARY RESOLUTION"),
       APPROVING AMENDMENTS TO THE NOTE INDENTURE
       BETWEEN THE COMPANY AND VALIANT TRUST COMPANY,
       AS TRUSTEE, DATED AS OF SEPTEMBER 30, 1998
       AND AS AMENDED (THE "NOTE INDENTURE"). PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  933054897
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Annual and Special
      Ticker:  TWTUF                                                                 Meeting Date:  06-May-2009
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V. EDWARD DAUGHNEY                                        Mgmt          No vote                        *
       DAVID L. EMERSON                                          Mgmt          No vote                        *
       ROBERT J. HOLMES                                          Mgmt          No vote                        *
       MAUREEN E. HOWE                                           Mgmt          No vote                        *
       PAUL J. MCELLIGOTT                                        Mgmt          No vote                        *
       ROBERT W. MURDOCH                                         Mgmt          No vote                        *
       CONRAD A. PINETTE                                         Mgmt          No vote                        *
       MARIA M. POPE                                             Mgmt          No vote                        *

02     THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS,       Mgmt          No vote                        *
       AS AUDITORS OF THE COMPANY.

03     THE AUTHORITY OF THE DIRECTORS TO FIX THE REMUNERATION    Mgmt          No vote                        *
       OF THE AUDITORS.

04     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       OF THE HOLDERS OF COMMON SHARES AND A SPECIAL
       SEPARATE RESOLUTION OF THE HOLDERS OF PREFERRED
       SHARES IN THE FORM SET OUT IN SCHEDULE "A"
       TO THE ACCOMPANYING INFORMATION CIRCULAR AUTHORIZING
       AMENDMENT TO THE ARTICLES OF THE COMPANY. PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

05     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       IN THE FORM SET OUT IN SCHEDULE "B" OF THE
       INFORMATION CIRCULAR AUTHORIZING THE ISSUANCE
       BY THE COMPANY OF AN ADDITIONAL AGGREGATE PRINCIPAL
       AMOUNT OF 9% CONVERTIBLE DEBENTURES AS PAYMENT-IN-KIND
       OF INTEREST IN RESPECT OF FOUR QUARTERLY INTEREST
       PAYMENTS ON THE COMPANY'S OUTSTANDING 9% CONVERTIBLE
       DEBENTURES. PLEASE REFER TO THE VOTING INSTRUCTION
       FORM FOR A COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 TIMBERWEST FOREST CORP.                                                                     Agenda Number:  933052463
--------------------------------------------------------------------------------------------------------------------------
    Security:  887147205                                                             Meeting Type:  Annual and Special
      Ticker:  TWTUF                                                                 Meeting Date:  06-May-2009
        ISIN:  CA8871472053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V. EDWARD DAUGHNEY                                        Mgmt          No vote                        *
       DAVID L. EMERSON                                          Mgmt          No vote                        *
       ROBERT J. HOLMES                                          Mgmt          No vote                        *
       MAUREEN E. HOWE                                           Mgmt          No vote                        *
       PAUL J. MCELLIGOTT                                        Mgmt          No vote                        *
       ROBERT W. MURDOCH                                         Mgmt          No vote                        *
       CONRAD A. PINETTE                                         Mgmt          No vote                        *
       MARIA M. POPE                                             Mgmt          No vote                        *

02     THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS,       Mgmt          No vote                        *
       AS AUDITORS OF THE COMPANY.

03     THE AUTHORITY OF THE DIRECTORS TO FIX THE REMUNERATION    Mgmt          No vote                        *
       OF THE AUDITORS.

04     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       OF THE HOLDERS OF COMMON SHARES AND A SPECIAL
       SEPARATE RESOLUTION OF THE HOLDERS OF PREFERRED
       SHARES IN THE FORM SET OUT IN SCHEDULE "A"
       TO THE ACCOMPANYING INFORMATION CIRCULAR AUTHORIZING
       AMENDMENT TO THE ARTICLES OF THE COMPANY. PLEASE
       REFER TO THE VOTING INSTRUCTION FORM FOR A
       COMPLETE DESCRIPTION OF THIS RESOLUTION.

05     TO CONSIDER AND, IF DEEMED ADVISABLE, TO PASS,            Mgmt          No vote                        *
       WITH OR WITHOUT VARIATION, AN ORDINARY RESOLUTION
       IN THE FORM SET OUT IN SCHEDULE "B" OF THE
       INFORMATION CIRCULAR AUTHORIZING THE ISSUANCE
       BY THE COMPANY OF AN ADDITIONAL AGGREGATE PRINCIPAL
       AMOUNT OF 9% CONVERTIBLE DEBENTURES AS PAYMENT-IN-KIND
       OF INTEREST IN RESPECT OF FOUR QUARTERLY INTEREST
       PAYMENTS ON THE COMPANY'S OUTSTANDING 9% CONVERTIBLE
       DEBENTURES. PLEASE REFER TO THE VOTING INSTRUCTION
       FORM FOR A COMPLETE DESCRIPTION OF THIS RESOLUTION.

--------------------------------------------------------------------------------------------------------------------------
 UNIBAIL-RODAMCO, PARIS                                                                      Agenda Number:  701855566
--------------------------------------------------------------------------------------------------------------------------
    Security:  F95094110                                                             Meeting Type:  EGM
      Ticker:                                                                        Meeting Date:  14-May-2009
        ISIN:  FR0000124711
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       French Resident Shareowners must complete, sign           Non-Voting
       and forward the Proxy Card directly to the
       sub custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.     The following
       applies to Non-Resident Shareowners:   Proxy
       Cards: Voting instructions will be forwarded
       to the Global Custodians that have become Registered
       Intermediaries, on the Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact your
       representative

 PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY            Non-Voting
       VALID VOTE OPTIONS ARE "FOR" AND "AGAINST"
       A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST"
       VOTE.

O.1    Receive the financial statements and statutory            Mgmt          For                            For
       reports

O.2    Receive the consolidated financial statements             Mgmt          For                            For
       and statutory reports

O.3    Approve the allocation of income and dividends            Mgmt          For                            For
       of EUR 5.50 per Share

O.4    Approve transfer from distributable dividends             Mgmt          For                            For
       and premium account to shareholders for an
       amount of EUR 2 per Share

O.5    Receive the auditors special report regarding             Mgmt          For                            For
       related-party transactions

O.6    Re-elect Ms. Mary Harris as a Supervisory Board           Mgmt          For                            For
       member

O.7    Re-elect Mr. Jean- Louis Laurens as a Supervisory         Mgmt          For                            For
       Board Member

O.8    Re-elect Alec Pelmore as a Supervisory Board              Mgmt          For                            For
       member

O.9    Re-elect Mr. M.F.W. Van Oordt as a Supervisory            Mgmt          For                            For
       Board Member

O.10   Grant authority to repurchase of up to 10% of             Mgmt          For                            For
       issued share capital

E.11   Approve the reduction in share capital via cancellation   Mgmt          For                            For
       of repurchased shares

E.12   Grant authority, issuance of equity or equity-linked      Mgmt          For                            For
       securities with preemptive rights up to aggregate
       nominal amount of EUR 75 Million

E.13   Grant authority, issuance of equity or equity-            Mgmt          For                            For
       linked securities without preemptive rights
       up to aggregate nominal amount of EUR 47 million

E.14   Authorize the Board to increase capital in the            Mgmt          For                            For
       event of additional demand related to delegation
       submitted to shareholder vote under items 12
       and 13

E.15   Grant authority, capital increase of up to 10%            Mgmt          For                            For
       of issued capital for future acquisitions

E.16   Grant authority, capitalization of reserves               Mgmt          For                            For
       of up to EUR 100 million for bonus issue or
       increase in par value

E.17   Approve the Employee Stock Purchase Plan                  Mgmt          For                            For

E.18   Approve Stock Purchase Plan reserved for international    Mgmt          For                            For
       employees

E.19   Grant authority, up to 3% of issued capital               Mgmt          For                            For
       for use in Stock Option Plan

E.20   Amend Article 10.1 of Bylaws re: Management               Mgmt          For                            For
       Board composition

E.21   Approve to transform Company into a European              Mgmt          For                            For
       Company

E.22   Approve to change Company name to Unibail Rodamco         Mgmt          For                            For
       SE, pursuant to adoption of item 21

E.23   Adopt new Articles of Association, subject to             Mgmt          For                            For
       approval of item 21

E.24   Authorize transfer of outstanding authorizations          Mgmt          For                            For
       granted  to Management Board to new Management
       Board, subject to approval of Item 21 above
       ordinary business

O.25   Re-elect, subject to approval of items 21 and             Mgmt          For                            For
       23 above, Mr. M. Robert F. W. Van Oordt as
       a Supervisory Board Member

O.26   Re-elect, subject to approval of items 21 and             Mgmt          For                            For
       23 above, Mr. Francois Jaclot as a Supervisory
       Board member

O.27   Elect Mr. Jacques Dermagne as a Supervisory               Mgmt          For                            For
       Board member, subject to approval of Items
       21 and 23 above

O.28   Elect Mr. Henri Moulard as a Supervisory Board            Mgmt          For                            For
       member, subject to approval of Items 21 and
       23 above

O.29   Elect Mr. Yves Lyon-Caen as a Supervisory Board           Mgmt          For                            For
       member, Subject to approval of Items 21 and
       23 above

O.30   Elect Mr. Jean- Louis Laurens as a Supervisory            Mgmt          For                            For
       Board Member, subject to approval of Items
       21 and 23 above

O.31   Elect Mr. Frans J. G. M. Cremers as a Supervisory         Mgmt          For                            For
       Board member, subject to approval of Items
       21 and 23 above

O.32   Elect Mr. Robert Ter Haar as a Supervisory Board          Mgmt          For                            For
       member, subject to approval of Items 21 and
       23 above

O.33   Elect Mr. Bart R. Okkens as a Supervisory Board           Mgmt          For                            For
       Member, subject to approval of Items 21 and
       23 above

O.34   Elect Mr. Jos W. B. Westerburgen as a Supervisory         Mgmt          For                            For
       Board member, subject to approval of Items
       21 and 23 above

O.35   Elect Ms. Mary Harris as a Supervisory Board              Mgmt          For                            For
       member, subject to approval of Items 21 and
       23 above

O.36   Elect Mr. Alec Pelmore as a Supervisory Board             Mgmt          For                            For
       member, subject to approval of Items 21 and
       23 above

O.37   Approve the remuneration of Supervisory Board             Mgmt          For                            For
       members in the aggregate amount of EUR 875,000

O.38   Re-appoint Ernst Young audit, Deloitte Marque             Mgmt          For                            For
       and Gendrot SA as the Auditors, and Barbier
       Frinault et Autres, and Mazars and Guerard
       as the Deputy Auditors

O.39   Approve the filing of required documents/ other           Mgmt          For                            For
       formalities

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting
       YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting
       IN MEETING DATE AND MEETING TIME. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

* Management position unknown

* Management position unknown




SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Van Eck Funds
By (Signature)       /s/ Derek S. Van Eck
Name                 Derek S. Van Eck
Title                President
Date                 08/29/2009